UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21714

MML Series Investment Fund II

(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082

(Address of principal executive offices) (Zip code)

Jeffrey M. Dube

100 Bright Meadow Blvd., Enfield, CT 06082

(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 562-1000

Date of fiscal year end: 12/31/2015

Date of reporting period: 12/31/2015

Item 1. Reports to Stockholders.

MML Series Investment Fund II
Annual Report

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2015

MassMutual
FINANCIAL GROUP®

We'll help you get there®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Jeffrey M. Dube

“In our view, the 2015 market environment underscored once again how important it can be for investors to take a long-term perspective and avoid reacting to current events or short-term market changes.”

December 31, 2015

The return of market volatility challenges retirement investors

Welcome to the MML Series Investment Fund II Annual Report covering the year ended December 31, 2015. Large-company U.S. stocks and technology shares represented by the S&P 500® Index, NASDAQ Composite® Index, and Dow Jones Industrial AverageSM outperformed stocks of small and midsize U.S. companies along with foreign stocks from both developed and emerging markets in a volatile market environment. Despite the challenges presented by slowdowns in large and emerging economies across the globe, the U.S. economy continued to show overall progress. The economic difficulties elsewhere, which were exacerbated by new concerns about China, continuing low oil prices, and other factors, created a challenging investing environment that left some major U.S. and international stock indexes in negative territory for the year. While the market volatility that generally characterized the year presented a significant challenge, it can serve to remind investors that market conditions are cyclical and subject to change at any time.

In our view, the 2015 market environment underscored once again how important it can be for investors to take a long-term perspective and avoid reacting to current events or short-term market changes. We also believe individuals are wise to maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with the ups and downs of the market.

Suggestions for retirement investors under any market conditions

•	You are likely in it for the long term. Investing for retirement doesn’t happen overnight. Many people save and invest throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward your long-term investment goals.

•	Continue to invest. Of course, you can’t control the performance of your investments, but you can control how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as possible can help you boost your retirement savings.*

•	Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. Those broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

Who and what matter most

We believe “Who Matters Most to You Says the Most About You.” Helping our customers prepare for the kind of financial future they see for themselves matters most to us. That’s why we encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. We also believe changing market conditions have the potential to reward patient investors. If you work with a financial professional, this may be an excellent time to contact him or her for assistance in reviewing your personal retirement investment strategy and making any adjustments that may be appropriate. Thank you for your continued confidence and trust in us.

Sincerely,

Jeffrey M. Dube

President

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

The information provided is the opinion of MassMutual Retirement Services Investments Services as of 1/1/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

1

MML Series Investment Fund II – Economic and Market Overview (Unaudited)

December 31, 2015

Stocks mixed in a period of economic weakness abroad and low oil prices

Stock performance was mixed in the U.S. and around the world in a volatile market environment that challenged investors for much of the year ended December 31, 2015. High-quality U.S. bonds finished in positive territory, as many investors sought cover in the traditionally safer investments amid the market choppiness. Data pointing to weakness in certain measures confounded investors at different points during the year, but the U.S. economy continued to show overall progress, which stood in contrast to slowdowns in other large and emerging markets across the globe. Geopolitical wrangling centered around the Middle East, economic events and issues in China and Europe, dramatically lower oil prices, the strength of the U.S. dollar versus other benchmark currencies, and the latest announcements from the Federal Reserve (“Fed”) occupied the attention of investors and impacted markets throughout the year.

As 2015 kicked off, Fed watchers – fresh from witnessing the end of the central bank’s Quantitative Easing monthly bond purchase program in autumn 2014 – were speculating about when the central bank would see the U.S. economy as strong enough to begin increasing key short-term interest rates. Investors drove market volatility in reaction to economic data and statements by the Fed that possibly offered clues about when increases might start. The U.S. economy continued to show improvement in key measures, including in unemployment and some price categories; but the threat to U.S. growth represented by the nearly worldwide economic slowdown and unsettling news from China contributed to the Fed’s decision to delay increasing interest rates until its final meeting of the year in mid-December, when policymakers increased the federal funds rate by 0.25%, from 0.0% – 0.25% to 0.25% – 0.50% and made comparable increases in other relevant short-term rates. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.)

Slowing economic growth and weak demand in foreign markets combined with an overabundant supply drove investor concerns about oil, which continued its dramatic decline into 2015 before finally hitting a low of $43.39 per barrel in mid-March. The closely watched commodity gushed as high as $61.36 in June, and dropped to $38.22 in the late-August market turmoil. Oil never got as high as $50 again in 2015 and finished the year at $37.13, its lowest price since the height of the 2008 financial crisis. U.S. retail gasoline prices started 2015 at their lowest levels since 2009 and drove uphill into mid-summer before rolling back down to near where they had started the year. Gold prices peaked in late January 2015 at $1,295.75 per ounce then lost luster for much of the rest of the year and finished at approximately $1,060.

Market performance

A strong fourth quarter for U.S. stocks, with the strongest gains coming in October, helped lift most broad-market indexes into positive territory, but small- and mid-cap stocks failed to keep pace and declined for the year. The full-year advances in the most widely followed U.S. indexes masked the volatile environment, as the strong U.S. dollar made American goods more expensive in foreign markets and the nearly worldwide economic slowdown reduced overall demand. For the year, the technology-focused NASDAQ Composite® Index rose 6.96%, the S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 1.38%, and the blue-chip Dow Jones Industrial AverageSM (Dow) just made it into positive territory with a 0.21% advance. Conversely, the Russell 2000® Index of small-capitalization stocks declined 4.41%. In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, fell 0.81%, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, dropped 14.92%.*

Bonds mainly advanced during the year, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rising just 0.55% in the nearly unrelenting low interest rate environment. The Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 0.57%. Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.03%. The impact of lower oil prices on energy companies during the year worked against high-yield bonds, as many issuers of such bonds are energy companies. In this environment, the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, dropped 4.47% for the year. The yield of the bellwether 10-year Treasury note increased from 2.17% at the beginning of 2015 to 2.27% at the close of business on the last day of the year, although that change masked considerable volatility along the way.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

2

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

Q1 2015: Market momentum cools amid increasing talk of Fed rate hikes

In the first quarter of 2015, U.S. stocks declined in January and March, but produced strong gains in February. When the dust settled at the end of March, some key market benchmarks were not far from where they started the quarter. Much of the downside volatility in January was due to weakness in crude oil prices. A surging U.S. dollar also fueled concern about multinational companies that derive a significant portion of their profits from overseas, especially Europe.

February brought renewed optimism among stock investors amid some stabilization in oil’s price and favorable corporate earnings reports. However, stocks surrendered some of those gains in March, as a better-than-expected February employment report raised the possibility that the Fed might speed up its timetable for raising short-term interest rates. Other reports offered a mixed picture of the U.S. economy, however. According to data released in the first quarter, gross domestic product (GDP) expanded by a relatively modest 2.2% in the fourth quarter of 2014, which also included weak durable goods orders and retail sales.

The possibility of Greece defaulting on its debt following the January election of Prime Minister Alexis Tsipras (who had run a campaign against austerity), air strikes in Yemen by Saudi Arabia, more disappointing economic data from Europe and China, and concern about the upcoming second-quarter earnings season were other factors unsettling the market as the first quarter wound to a close.

Q2 2015: Greek debt crisis drives increased volatility

U.S. stocks were choppy in the second quarter of 2015, and most indexes made little headway in either direction. Investors sought clarity on a number of issues, including the debt problems of Greece, the sustainability of the U.S. economic recovery following a weak first quarter, when the Fed’s first interest-rate hike since mid-2006 could occur, and the near-term path of crude oil and the U.S. dollar.

Despite repeated efforts to forge an agreement with other countries in the European Union to reschedule its debt, Greece was unable to make a loan payment to the International Monetary Fund of €1.6 billion (euro), or roughly $1.8 billion, by a June 30 deadline. The default resulted in Greek banks and markets closing the week of June 29 through July 3. Global stock markets fell sharply in response on Monday, June 29, but stabilized on the final day of the quarter.

On the U.S. economic front, the news was somewhat encouraging – but still mixed. First-quarter GDP had originally been reported at -0.7% but underwent an upward revision to -0.2%. Nonfarm payrolls bounced back nicely in April and May after falling well short of estimates in March; however, industrial production remained weak amid challenges from lower oil prices and the stronger dollar.

The Fed’s Open Market Committee met in April and June, deciding both times to leave short-term interest rates unchanged. Crude oil, the focus of so much attention in prior quarters due to its steep decline, receded from the limelight in the second quarter when prices for the commodity rose.

Q3 2015: China’s economic slowdown sinks stocks worldwide; Fed leaves rates unchanged

U.S. stocks struggled in the third quarter of 2015, as concerns about China and fresh weakness in commodity prices prompted nervous investors to sell stocks and seek safer ground. A string of disappointing reports on China’s economy, coupled with that nation’s decision to devalue its currency on August 11 and another freefall in its share prices, contributed to the risk-sensitive environment.

The extreme volatility in Chinese stocks – partly a result of local investors buying on margin – had little effect on U.S. securities markets for much of 2015, but that changed in August, as the Shanghai Stock Exchange Composite Index plunged 43% following its mid-June peak. Most major U.S. stock benchmarks had their worst quarter since 2011 after U.S. stocks dropped roughly 10% in a decline that mostly occurred in just a handful of days in the second half of August. Crude oil prices had recovered somewhat starting in early spring, but again came under pressure during the August stock decline before regaining some ground by the end of the quarter. Following its mid-September meeting, the Fed provided few clues to investors about when the central bank would start increasing interest rates, and the lack of guidance roiled markets in the immediate aftermath.

3

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

Despite the market jitters, most data indicated the U.S. economy was expanding at a reasonably healthy rate, even if the progress was subpar compared with most other post-World War II recoveries. Following a slow first quarter attributed to extreme weather, the final revised estimate for U.S. second-quarter growth came in at a fairly robust 3.9% annual rate, and overall expectations for 2015 were about in line with 2014’s annual growth of 2.4%. In August, the U.S. unemployment rate fell from 5.3% to 5.1%, the lowest level in seven years.

Q4 2015: Good quarter in a mediocre year; Fed increases rates

Stocks recovered strongly in October, with two of the most widely followed U.S. equity benchmarks, the Dow and the S&P 500, turning in their best monthly gains since October 2011. Fears about China and crude oil eased, and a weak September payroll number fueled hopes that the Fed might delay raising short-term interest rates; however, the October and November employment reports were considerably stronger, renewing talk of a rate increase, which ultimately occurred at the Fed’s December 16 meeting. Elsewhere, crude oil broke to another new low for the year in December and ended 2015 with an annual decline of 31% after falling almost 50% in 2014. These factors led to choppy market action over the final two months of the year.

Data from the Department of Commerce continued to support the view the U.S. economy is generally expanding at a reasonably healthy rate that, nevertheless, has been subdued compared with most other post-World War II recoveries. Following a weak 0.6% pace for real (inflation-adjusted) GDP in the first quarter, second-quarter growth rebounded strongly, putting GDP at 3.9%, but it settled back to 2.0% in the third quarter. As of late December, the Fed was forecasting further slowing and GDP at 1.3% for the fourth quarter.

With 2015 in the books, stocks worldwide kicked off 2016 by declining sharply in response to more bad news about the Chinese economy, and investors entered the new year wary of many of the same factors that drove markets in 2015, including the ongoing impact of economic malaise in China, Europe and emerging markets, the low price of oil, the timetable for Fed interest rate increases and the potential actions of other central banks around the world.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

4

MML Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blend Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund invests across different asset classes (equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Initial Class shares returned 0.08%, trailing the 1.38% return of the S&P 500® Index (the “stock component’s benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also underperformed the 0.55% return of the Barclays U.S. Aggregate Bond Index (the “bond component’s benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index. The Fund outperformed the -0.29% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. Finally, the Fund underperformed the 1.28% return of the Custom Balanced Index (the “blend benchmark”), which comprises the stock component’s benchmark and the bond component’s benchmark. The weightings of each index are 60% and 40%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Fund’s stock versus bond allocation, the Fund benefited from an emphasis on U.S. equities during the year, as stocks outperformed fixed-income investments and most other alternatives.

With respect to the Fund’s stock investments, the slowdown in China and the decline in commodity prices worked against the oil services and basic materials sectors, which finished the year ended December 31, 2015, as the Fund’s largest detractors. Examples of underperforming stocks in which the Fund invested within those sectors include Archer Daniels Midland, an agricultural company, and National Oilwell Varco, an energy equipment company. Health services and technology were the best-performing market segments for the year, as investors perceived them to be more resilient in the environment of slowing global growth. Examples of strong Fund holdings within these industries included First Solar, the solar panel maker, and Edwards Lifesciences, the heart valve manufacturer.

The Fund’s bond investments trailed their benchmark for the year, and an overweight allocation, relative to the benchmark, to investment-grade corporate bonds and convertible securities were the primary detractors from the Fund’s fixed-income performance, primarily due to Fund holdings in the energy and metals and mining industries. Both sectors sold off in a market environment that featured investor anticipation of the Federal Reserve’s (the “Fed”) first interest rate hike in more than nine years, lower commodity prices, and slowing global economic growth. Fund holdings in asset managers and life insurance were the primary contributors to performance. At year-end, the Fund maintained its overweight stake in corporate bonds. During the year, fundamentals were mixed, as revenues (excluding energy companies) grew, and the supply of bonds increased, as corporations issued more debt during 2015’s low interest-rate environment.

The Fund uses derivative instruments on occasion to manage certain aspects of its strategy. These instruments detracted minimally from performance over the period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

5

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Global economic influences weighed heavily on financial markets during 2015, with a slowing China, falling commodity prices, and active U.S. monetary policy all playing a role. After alerting markets that a shift in U.S. monetary policy was imminent, the Fed increased interest rates for the first time since 2006 in December 2015. Post-meeting comments from Fed officials suggest the pace of further interest-rate hikes is likely to be slow and data dependent.

Large U.S. stocks have advanced substantially since the lows of 2009. We continue to believe equity investors may be rewarded with good returns again in 2016, but not necessarily without periods of market volatility. Our view is that equities are inexpensive relative to most fixed-income alternatives, and we believe corporate profits may have the potential to remain strong due to secular shifts in wage costs. As a result, we are likely going to maintain a bias toward equities in the Fund during 2016.

MML Blend Fund Portfolio Characteristics (% of Net Assets) on 12/31/15

Common Stock	68.3%
Corporate Debt	14.9%
U.S. Government Agency Obligations and Instrumentalities	8.5%
Non-U.S. Government Agency Obligations	6.9%
Municipal Obligations	0.5%
Sovereign Debt Obligations	0.3%
U.S. Treasury Obligations	0.2%
Preferred Stock	0.1%
Purchased Options	0.0%
Rights	0.0%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

6

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund Initial Class, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Ten Year Average Annual 1/1/06 - 12/31/15
Initial Class	0.08%	9.54%	6.94%
S&P 500 Index*	1.38%	12.57%	7.31%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.51%
Lipper Balanced Fund Index	-0.29%	7.00%	5.44%
Custom Balanced Index	1.28%	8.95%	6.48%

Hypothetical Investments in MML Blend Fund Service Class, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	-0.17%	9.27%	7.73%
S&P 500 Index*	1.38%	12.57%	8.75%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.43%
Lipper Balanced Fund Index	-0.29%	7.00%	6.07%+
Custom Balanced Index	1.28%	8.95%	7.42%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

7

MML Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Fund, and who are the Fund’s subadvisers?

The Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace, with a focus on securities of larger size companies. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s two subadvisers are OppenheimerFunds, Inc. (OFI), which managed approximately 57% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which was responsible for approximately 43% of the Fund’s portfolio, as of December 31, 2015.

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Initial Class shares returned -3.43%, outperforming the -3.83% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2015, the outperformance of the OFI component of the Fund was primarily due to strong relative stock selection in the consumer staples and health care sectors, and an underweight position in energy. OFI component holdings that contributed to performance included Broadcom, in the information technology sector; and Kraft Heinz, in consumer staples. Broadcom is a manufacturer of semiconductors with applications in broadband and wireless communications. During the year, the company agreed to be acquired by Avago Technologies for $37 billion. In March 2015, Kraft Foods announced a merger with H.J. Heinz. In response, Kraft Foods’ stock rallied more than 30%. The merger was finalized during the summer, and the combined company is now the third-largest North American food and beverage company. Conversely, top detractors from performance included OFI component holdings Anadarko Petroleum, in the energy sector; and Micron Technology, in information technology. Anadarko Petroleum, a U.S.-based independent exploration and production company, was negatively impacted by the decline in oil prices. Shares of Micron Technology, which manufactures semiconductor memory products, declined as the company reported disappointing earnings in late June – and indicated that future results would likely be below expectations as well.

With respect to the Loomis Sayles component of the Fund, outperformance was primarily attributable to stock selection in the materials, consumer staples, and health care sectors. The industrials, financials, and consumer discretionary sectors detracted the most. The top individual performers for the year were Loomis Sayles component holdings Microsoft and Vulcan Materials. Microsoft, a multinational technology company, performed well in 2015, primarily due to better-than-expected cloud revenue and continued, aggressive cost management. Vulcan Materials, a producer of construction aggregates, benefited from improving volumes and accelerating pricing gains in its core markets due to strengthening residential and non-residential construction in the U.S. Not surprisingly, the two most significant detractors in the Loomis Sayles component were holdings in Marathon Oil and National Oilwell, both in the energy sector. Shares of Marathon Oil, an independent exploration and production company, and National Oilwell, an oil and gas service company, fell as oil prices declined over the year due to robust global production and elevated inventory levels that contrasted with economic slowdowns across the world. Investor concerns that Marathon Oil and other oil-price-sensitive companies will face an increasingly challenging environment over the next few years have increased. While nearly all of National Oilwell’s products and services are sensitive to oil prices, the company is particularly exposed to the worsening deepwater production outlook.

8

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

While many investors focus on a short-term view when considering potential investments, OFI uses in-depth fundamental research to identify companies that may be poised for an unanticipated acceleration in return on invested capital over a multi-year time horizon, in our view. We believe this longer-term approach may provide a more comprehensive outlook of potential investments by focusing on all three financial statements – the income statement, balance sheet, and statement of cash flows – and helps us uncover companies whose generation and use of cash flow may be unlikely to be fully reflected in the current stock price.

Loomis Sayles often trims stocks that have reached solid valuations and adds to positions in stocks that are laggards in an effort to optimize risk/reward. We believe market pullbacks may allow longer-term investors to find potential opportunities, although we remain vigilant when funding new investments. Given the poor late-2015 equity performance, we believe the current risk-sensitive environment may continue for the first part of 2016. Our view is the long-term bull market remains intact, but as the economic cycle ages, double-digit returns may be behind us. We believe stocks may face challenges over the next few years, given potentially high valuations, tepid global growth, the upcoming U.S. elections, and geopolitical uncertainties. Importantly, we believe major fundamental positives remain intact, which include stable to improving developed-market growth, lower commodity prices, capped global inflation, and continuing low interest rates.

MML Equity Fund Largest Holdings (% of Net Assets) on 12/31/15

JP Morgan Chase & Co.	3.2%
Citigroup, Inc.	3.0%
Microsoft Corp.	2.5%
American International Group, Inc.	2.4%
Pfizer, Inc.	2.4%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	2.4%
UnitedHealth Group, Inc.	2.0%
Bank of America Corp.	1.9%
Eli Lilly & Co.	1.7%
Ally Financial, Inc.	1.5%

23.0%

MML Equity Fund Sector Table (% of Net Assets) on 12/31/15

Financial	25.7%
Consumer, Non-cyclical	20.2%
Industrial	11.7%
Energy	9.5%
Technology	8.9%
Consumer, Cyclical	8.4%
Communications	8.3%
Utilities	3.8%
Basic Materials	2.2%
Mutual Funds	2.2%

Total Long-Term Investments	100.9%
Short-Term Investments and Other Assets and Liabilities	(0.9)%

Net Assets	100.0%

9

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund Initial Class and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Ten Year Average Annual 1/1/06 - 12/31/15
Initial Class	-3.43%	9.91%	5.60%
Russell 1000 Value Index	-3.83%	11.27%	6.16%

Hypothetical Investments in MML Equity Fund Service Class and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	-3.67%	9.63%	6.51%
Russell 1000 Value Index	-3.83%	11.27%	7.47%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

10

MML Managed Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Bond Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Initial Class shares returned -0.75%, underperforming the 0.55% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2015, an overweight position, relative to the benchmark, in investment-grade corporate bonds and convertible securities was the primary detractor from performance. Fund holdings in the energy and metals and mining industries were main the drivers of underperformance within the corporate and convertible bond sectors. Although the Fund was positioned in traditionally less-volatile shorter-maturity bonds, the exposure was detrimental, as both sectors sold off in anticipation of the Federal Reserve’s (the “Fed”) first interest rate hike in more than nine years, lower commodity prices, increased supply, and slowing global economic growth, particularly in emerging-market countries. Conversely, Fund holdings in bonds from asset managers and life insurance were the primary contributors to performance. At year-end, the Fund maintained its overweight stake in corporate bonds. During the year, fundamentals were mixed, as revenues (excluding energy companies) grew, and the supply of bonds increased as corporations issued more debt during 2015’s low interest-rate environment.

Asset-backed securities (ABS) were the primary detractors in the securitized sector, as Fund holdings in government-guaranteed student loans underperformed during the year. Agency mortgage-backed securities (MBS) were the primary contributors to performance during the year. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) Positioning in lower-coupon securities benefited Fund performance, as did a modest allocation to agency collateralized mortgage obligation (CMO) securities. Non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) also modestly contributed to performance. (Non-agency securities are issued and/or guaranteed by entities other than government agencies.) Commercial real estate fundamentals continued to show signs of modest improvement across multiple regions, and the Fund held an overweight stake in CMBS.

The Fund uses derivative instruments on occasion to manage certain aspects of its strategy. In aggregate, these positions were a modest detractor from performance over the year. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

Global economic influences weighed heavily on worldwide financial markets during 2015, with a slowing China, falling commodity prices, and active U.S. monetary policy all playing a role. After alerting markets that a shift in U.S. monetary policy was imminent, the Fed increased interest rates for the first time since 2006 in December 2015. Post-meeting comments from Fed officials suggest the pace of further interest-rate hikes is likely to be slow and data dependent.

Corporate bond prices have declined amid diverging economic growth trends as well as heightened risks, including merger and acquisition (M&A) activity or commodity sensitivity. Securitized bond sectors have been less affected by recent uncertainty,

11

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

which has provided a bit of a safe haven to investors. We believe this trend could continue, and see potential value in certain sectors that are less correlated to corporate America. In any event, we believe this environment could present targeted opportunities, which are likely to highlight the importance of sound credit selection skills.

MML Managed Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/15

Corporate Debt	48.0%
U.S. Government Agency Obligations and Instrumentalities	25.8%
Non-U.S. Government Agency Obligations	20.9%
U.S. Treasury Obligations	1.3%
Municipal Obligations	1.3%
Sovereign Debt Obligations	0.8%
Preferred Stock	0.2%
Purchased Options	0.0%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

12

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund Initial Class and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Ten Year Average Annual 1/1/06 - 12/31/15
Initial Class	-0.75%	3.36%	4.73%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.51%

Hypothetical Investments in MML Managed Bond Fund Service Class and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	-1.00%	3.10%	4.60%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.43%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

13

MML Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Money Market Fund, and who is the Fund’s subadviser?

The Fund’s investment objectives are to achieve the preservation of capital, liquidity, and high current income. These objectives are of equal importance. The Fund invests in high quality U.S. dollar-denominated debt instruments of domestic and foreign issuers. It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Initial Class shares returned 0.00%, modestly trailing the 0.03% return of the Citigroup 3-Month Treasury Bill Index (the “benchmark”), an unmanaged index representing the performance of 3-month U.S. Treasury bills that reflects reinvestment of all distributions and changes in market prices. During the period, the Fund waived certain fees to allow it to achieve the 0.00% return. The Fund’s Initial Class shares would have had a negative return if the waiver had not been in effect.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Short-term interest rates stayed at historically low levels due to the Federal Reserve’s (the “Fed”) accommodative monetary policy, which continued to produce low nominal yields for the Fund despite the central bank’s implementation of the first increase in interest rates since 2006.

The Fund took advantage of the seasonal increase in Treasury bill supply, which took place in the middle of the first quarter. The increase in Treasury bill supply in the months before tax day typically causes yields to rise – and prices to fall – due to increased supply. (Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.) Given the market environment, the Fund continued to focus on high-quality bond issuers in short maturity, non-financial commercial paper, which has allowed the Fund to earn additional yield over the benchmark. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.)

The Fund continued to avoid exposure to European banks – a strategy that has benefited the overall credit quality of the Fund, but limited the opportunity for higher yields. During the year, the Fund began to invest in certain repurchase agreements on a rolling overnight basis. Collateralized by U.S. Treasuries, these repurchase agreements added liquidity and flexibility and strengthened the Fund’s credit quality. Finally, the Fund had a higher allocation at year-end to U.S. agency discount notes relative to U.S. Treasury bills, which is a strategy designed to add incremental income. (U.S. agency discount notes are short-term debt securities issued at a discount to their face value by government-sponsored entities, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.)

Subadviser outlook

Global economic influences weighed heavily on worldwide financial markets during 2015, with a slowing China, falling commodity prices and active U.S. monetary policy all playing a role. After alerting markets that a shift in U.S. monetary policy was imminent, the Fed increased interest rates for the first time since 2006 in December 2015. Post-meeting comments from Fed officials suggest the pace of further interest-rate hikes is likely to be slow and data dependent.

In this environment of low interest rates, we continue to believe focusing on high-quality bond issuers in short maturities may be a sound strategy with the potential to allow us to quickly adjust to changing market conditions and maintain our commitment to preservation of principal and liquidity.

14

MML Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Money Market Fund Portfolio Characteristics (% of Net Assets) on 12/31/2015

Commercial Paper	56.2%
U.S. Government Obligations	21.3%
Discount Notes	13.9%
Corporate Debt	4.2%
Repurchase Agreement	4.2%
Time Deposits	0.4%

Total Short-Term Investments	100.2%
Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

15

MML Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Money Market Fund Initial Class and the Citigroup 3-Month Treasury Bill Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15		Five Year Average Annual 1/1/11 - 12/31/15		Ten Year Average Annual 1/1/06 - 12/31/15
Initial Class	0.00%	†	0.00%	†	1.13%
Citigroup 3-Month Treasury Bill Index	0.03%		0.05%		1.17%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

† Amount is less than 0.005%

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup 3-Month Treasury Bill Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here. An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund.

16

MML Blend Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 68.4%

COMMON STOCK — 68.3%
Basic Materials — 1.1%
Chemicals — 0.8%
Air Products & Chemicals, Inc.	5	$650
Airgas, Inc.	2	277
CF Industries Holdings, Inc.	2,590	105,698
The Dow Chemical Co.	43,673	2,248,286
E.I. du Pont de Nemours & Co.	60	3,996
Eastman Chemical Co.	5,270	355,778
Ecolab, Inc.	2	229
International Flavors & Fragrances, Inc.	540	64,606
LyondellBasell Industries NV Class A	16,600	1,442,540
Monsanto Co.	14	1,379
The Mosaic Co.	23,700	653,883
PPG Industries, Inc.	8	790
Praxair, Inc.	6	614
The Sherwin-Williams Co.	1,333	346,047

		5,224,773

Forest Products & Paper — 0.0%
International Paper Co.	3,587	135,230

Iron & Steel — 0.2%
Nucor Corp.	29,056	1,170,957

Mining — 0.1%
Alcoa, Inc.	26	257
Freeport-McMoRan, Inc.	64	433
Newmont Mining Corp.	26,770	481,592
Vulcan Materials Co.	65	6,173

		488,455

		7,019,415

Communications — 9.1%
Advertising — 0.2%
The Interpublic Group of Companies, Inc.	32,422	754,784
Omnicom Group, Inc.	3,747	283,498

		1,038,282

Internet — 4.4%
Akamai Technologies, Inc. (a)	26	1,368
Alphabet, Inc. Class A (a)	6,710	5,220,447
Alphabet, Inc. Class C (a)	6,451	4,895,535
Amazon.com, Inc. (a)	11,460	7,745,699
eBay, Inc. (a)	64,177	1,763,584
Expedia, Inc.	6,737	837,409
F5 Networks, Inc. (a)	3,890	377,174
Facebook, Inc. Class A (a)	22,850	2,391,481
Netflix, Inc. (a)	6,533	747,245
The Priceline Group, Inc. (a)	1,071	1,365,472
Symantec Corp.	18,855	395,955
TripAdvisor, Inc. (a)	37	3,154

	Number of Shares	Value
VeriSign, Inc. (a)	23,391	$2,043,438
Yahoo!, Inc. (a)	29	965

		27,788,926

Media — 1.8%
Cablevision Systems Corp. Class A	5,700	181,830
CBS Corp. Class B	57	2,687
Comcast Corp. Class A	28,912	1,631,504
Discovery Communications, Inc. Series A (a)	33,000	880,440
Discovery Communications, Inc. Series C (a)	5,900	148,798
The McGraw Hill Financial, Inc.	48	4,732
News Corp. Class A	38,466	513,906
Scripps Networks Interactive Class A	10,872	600,243
TEGNA, Inc.	16,512	421,386
Time Warner Cable, Inc.	4,746	880,810
Time Warner, Inc.	16,015	1,035,690
Twenty-First Century Fox Class A	19,567	531,440
Viacom, Inc. Class B	15,210	626,044
The Walt Disney Co.	38,442	4,039,485

		11,498,995

Telecommunications — 2.7%
AT&T, Inc.	50,953	1,753,293
CenturyLink, Inc.	19,128	481,260
Cisco Systems, Inc.	154,142	4,185,726
Corning, Inc.	34,567	631,885
Frontier Communications Corp.	56	262
Harris Corp.	70	6,083
Juniper Networks, Inc.	62,689	1,730,216
Motorola Solutions, Inc.	15,237	1,042,973
QUALCOMM, Inc.	9,100	454,863
Verizon Communications, Inc.	146,455	6,769,150

		17,055,711

		57,381,914

Consumer, Cyclical — 7.0%
Airlines — 0.8%
American Airlines Group, Inc.	38,300	1,622,005
Delta Air Lines, Inc.	39,100	1,981,979
Southwest Airlines Co.	26,183	1,127,440

		4,731,424

Apparel — 0.4%
Michael Kors Holdings Ltd. (a)	5,600	224,336
Nike, Inc. Class B	38,184	2,386,500
VF Corp.	2,300	143,175

		2,754,011

Auto Manufacturers — 0.5%
Ford Motor Co.	89,513	1,261,238
General Motors Co.	53,200	1,809,332
Paccar, Inc.	222	10,523

		3,081,093

The accompanying notes are an integral part of the financial statements.

17

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Automotive & Parts — 0.3%
Delphi Automotive PLC	5,000	$428,650
The Goodyear Tire & Rubber Co.	42,151	1,377,073
Johnson Controls, Inc.	72	2,843

		1,808,566

Distribution & Wholesale — 0.0%
Fastenal Co.	82	3,347
Fossil Group, Inc. (a)	120	4,387
Genuine Parts Co.	2,834	243,413
W.W. Grainger, Inc.	2	405

		251,552

Home Builders — 0.0%
D.R. Horton, Inc.	47	1,505
PulteGroup, Inc.	73	1,301

		2,806

Home Furnishing — 0.1%
Harman International Industries, Inc.	1,869	176,078
Whirlpool Corp.	1,573	231,027

		407,105

Housewares — 0.0%
Newell Rubbermaid, Inc.	5,738	252,931

Leisure Time — 0.4%
Carnival Corp.	23,064	1,256,527
Harley-Davidson, Inc.	2	91
Royal Caribbean Cruises Ltd.	13,800	1,396,698

		2,653,316

Lodging — 0.5%
Marriott International, Inc. Class A	1,169	78,370
Starwood Hotels & Resorts Worldwide, Inc.	21,715	1,504,415
Wyndham Worldwide Corp.	21,009	1,526,304
Wynn Resorts Ltd.	8	553

		3,109,642

Retail — 3.9%
AutoNation, Inc. (a)	1,299	77,498
AutoZone, Inc. (a)	494	366,503
Bed Bath & Beyond, Inc. (a)	4,064	196,088
Best Buy Co., Inc.	8,992	273,806
CarMax, Inc. (a)	3,000	161,910
Coach, Inc.	6,220	203,581
Costco Wholesale Corp.	4,086	659,889
CVS Health Corp.	24,284	2,374,247
Darden Restaurants, Inc.	23,954	1,524,433
Dollar General Corp.	3,200	229,984
Dollar Tree, Inc. (a)	48	3,707
GameStop Corp. Class A	36,851	1,033,302
The Gap, Inc.	1,290	31,863
The Home Depot, Inc.	16,197	2,142,053
Kohl’s Corp.	9,930	472,966

	Number of Shares	Value
L Brands, Inc.	10,800	$1,034,856
Lowe’s Cos., Inc.	24,595	1,870,204
Macy’s, Inc.	5,651	197,672
McDonald’s Corp.	22,730	2,685,322
Nordstrom, Inc.	8	398
O’Reilly Automotive, Inc. (a)	5,803	1,470,596
PVH Corp.	3,530	259,984
Ross Stores, Inc.	2,844	153,036
Staples, Inc.	17,765	168,235
Starbucks Corp.	25,954	1,558,019
Target Corp.	18,686	1,356,790
Tiffany & Co.	2	153
The TJX Cos., Inc.	9,906	702,434
Wal-Mart Stores, Inc.	38,822	2,379,789
Walgreens Boots Alliance, Inc.	15,857	1,350,303
Yum! Brands, Inc.	235	17,167

		24,956,788

Textiles — 0.0%
Cintas Corp.	1,878	170,992

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	3,861	260,077
Mattel, Inc.	90	2,445

		262,522

		44,442,748

Consumer, Non-cyclical — 15.6%
Agriculture — 1.2%
Altria Group, Inc.	72,359	4,212,017
Archer-Daniels-Midland Co.	7,492	274,807
Philip Morris International, Inc.	23,836	2,095,423
Reynolds American, Inc.	22,576	1,041,882

		7,624,129

Beverages — 1.5%
Brown-Forman Corp. Class B	6	596
The Coca-Cola Co.	10,330	443,777
Coca-Cola Enterprises, Inc.	33,978	1,673,077
Constellation Brands, Inc. Class A	4,922	701,090
Dr. Pepper Snapple Group, Inc.	5,704	531,613
Keurig Green Mountain, Inc.	40	3,599
Molson Coors Brewing Co. Class B	4,933	463,307
Monster Beverage Corp. (a)	1,200	178,752
PepsiCo, Inc.	56,180	5,613,505

		9,609,316

Biotechnology — 2.3%
Amgen, Inc.	31,641	5,136,284
Biogen, Inc. (a)	6,132	1,878,538
Celgene Corp. (a)	8,776	1,051,014
Gilead Sciences, Inc.	60,510	6,123,007
Regeneron Pharmaceuticals, Inc. (a)	50	27,143
Vertex Pharmaceuticals, Inc. (a)	100	12,583

		14,228,569

The accompanying notes are an integral part of the financial statements.

18

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Commercial Services — 1.5%
The ADT Corp.	6,900	$227,562
Automatic Data Processing, Inc.	4,809	407,418
Equifax, Inc.	6,042	672,898
H&R Block, Inc.	23,063	768,228
McKesson Corp.	8,485	1,673,497
Moody’s Corp.	3,330	334,132
Paychex, Inc.	5,164	273,124
PayPal Holdings, Inc. (a)	18,677	676,107
Quanta Services, Inc. (a)	13	263
Robert Half International, Inc.	1,826	86,078
Total System Services, Inc.	9,707	483,409
United Rentals, Inc. (a)	19,780	1,434,841
Visa, Inc. Class A	11,812	916,021
Western Union Co.	92,188	1,651,087

		9,604,665

Cosmetics & Personal Care — 0.3%
Colgate-Palmolive Co.	3,856	256,887
The Estee Lauder Cos., Inc. Class A	7,910	696,554
The Procter & Gamble Co.	14,929	1,185,512

		2,138,953

Foods — 1.2%
Campbell Soup Co.	1,624	85,341
ConAgra Foods, Inc.	3,574	150,680
General Mills, Inc.	12,462	718,559
The Hershey Co.	1,647	147,028
Hormel Foods Corp.	7,066	558,779
The J.M. Smucker Co.	1,925	237,430
Kellogg Co.	228	16,478
The Kraft Heinz Co.	258	18,772
The Kroger Co.	29,058	1,215,496
McCormick & Co., Inc.	161	13,775
Mondelez International, Inc. Class A	58,875	2,639,955
Sysco Corp.	2,434	99,794
Tyson Foods, Inc. Class A	36,201	1,930,599
Whole Foods Market, Inc.	50	1,675

		7,834,361

Health Care – Products — 1.8%
Baxter International, Inc.	61	2,327
Becton, Dickinson & Co.	820	126,354
Boston Scientific Corp. (a)	5,004	92,274
C.R. Bard, Inc.	4,082	773,294
Edwards Lifesciences Corp. (a)	9,340	737,673
Intuitive Surgical, Inc. (a)	46	25,123
Johnson & Johnson	61,042	6,270,234
Medtronic PLC	31,900	2,453,748
St. Jude Medical, Inc.	3,491	215,639
Stryker Corp.	450	41,823
Varian Medical Systems, Inc. (a)	3,697	298,718
Zimmer Biomet Holdings, Inc.	2,455	251,859

		11,289,066

	Number of Shares	Value
Health Care – Services — 1.2%
Aetna, Inc.	13,887	$1,501,462
Anthem, Inc.	10,826	1,509,577
Cigna Corp.	7,062	1,033,383
DaVita HealthCare Partners, Inc. (a)	30	2,091
HCA Holdings, Inc. (a)	12,100	818,323
Humana, Inc.	1,084	193,505
Laboratory Corporation of America Holdings (a)	2	247
Quest Diagnostics, Inc.	3,309	235,402
Tenet Healthcare Corp. (a)	49	1,485
Thermo Fisher Scientific, Inc.	4,401	624,282
UnitedHealth Group, Inc.	10,704	1,259,219
Universal Health Services, Inc. Class B	710	84,838

		7,263,814

Household Products — 0.3%
Avery Dennison Corp.	21,215	1,329,332
The Clorox Co.	5,043	639,604
Kimberly-Clark Corp.	665	84,654

		2,053,590

Pharmaceuticals — 4.3%
Abbott Laboratories	27,622	1,240,504
AbbVie, Inc.	24,422	1,446,759
Allergan PLC (a)	271	84,688
AmerisourceBergen Corp.	12,607	1,307,472
Baxalta, Inc.	22,261	868,847
Bristol-Myers Squibb Co.	12,267	843,847
Cardinal Health, Inc.	14,278	1,274,597
DENTSPLY International, Inc.	10,656	648,418
Eli Lilly & Co.	26,514	2,234,070
Endo International PLC (a)	3,000	183,660
Express Scripts Holding Co. (a)	28,501	2,491,272
Mallinckrodt PLC (a)	6,200	462,706
Mead Johnson Nutrition Co.	12	947
Merck & Co., Inc.	98,083	5,180,744
Mylan NV (a)	15,547	840,626
Patterson Cos., Inc.	86	3,888
Perrigo Co. PLC	2,580	373,326
Pfizer, Inc.	226,141	7,299,832
Zoetis, Inc.	6,820	326,814

		27,113,017

		98,759,480

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	12,537	218,018

Energy — 4.0%
Coal — 0.0%
CONSOL Energy, Inc.	81	640

The accompanying notes are an integral part of the financial statements.

19

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy – Alternate Sources — 0.3%
First Solar, Inc. (a)	31,000	$2,045,690

Oil & Gas — 3.1%
Anadarko Petroleum Corp.	48	2,332
Apache Corp.	21	934
Cabot Oil & Gas Corp.	48	849
Chesapeake Energy Corp.	11,490	51,705
Chevron Corp.	27,678	2,489,913
ConocoPhillips	39	1,821
Devon Energy Corp.	47	1,504
Diamond Offshore Drilling, Inc.	50,578	1,067,196
Ensco PLC Class A	101,900	1,568,241
EOG Resources, Inc.	78	5,522
EQT Corp.	97	5,057
Exxon Mobil Corp.	80,697	6,290,331
Helmerich & Payne, Inc.	60	3,213
Hess Corp.	6,332	306,975
Marathon Oil Corp.	27	340
Marathon Petroleum Corp.	17,606	912,695
Murphy Oil Corp.	6,611	148,417
Noble Energy, Inc.	56	1,844
Occidental Petroleum Corp.	15	1,014
Phillips 66	28,269	2,312,404
Pioneer Natural Resources Co.	1	125
Range Resources Corp.	99	2,436
Tesoro Corp.	16,987	1,789,920
Valero Energy Corp.	35,800	2,531,418

		19,496,206

Oil & Gas Services — 0.6%
Baker Hughes, Inc.	14,631	675,221
Cameron International Corp. (a)	20,906	1,321,259
FMC Technologies, Inc. (a)	40	1,160
Halliburton Co.	67	2,281
National Oilwell Varco, Inc.	5,594	187,343
Schlumberger Ltd.	5,444	379,719
Transocean Ltd.	97,400	1,205,812

		3,772,795

Pipelines — 0.0%
Columbia Pipeline Group, Inc.	713	14,260
Kinder Morgan, Inc.	38	567
Spectra Energy Corp.	64	1,532
The Williams Cos., Inc.	48	1,234

		17,593

		25,332,924

Financial — 12.8%
Banks — 4.0%
Bank of America Corp.	394,498	6,639,401
The Bank of New York Mellon Corp.	30,007	1,236,889
BB&T Corp.	18,566	701,981
Capital One Financial Corp.	14,242	1,027,988

	Number of Shares	Value
Comerica, Inc.	4,421	$184,930
Fifth Third Bancorp	87,121	1,751,132
Huntington Bancshares, Inc.	6,800	75,208
KeyCorp	73,364	967,671
M&T Bank Corp.	1,355	164,199
Northern Trust Corp.	5,059	364,703
PNC Financial Services Group, Inc.	18,118	1,726,827
Regions Financial Corp.	31,315	300,624
State Street Corp.	8,176	542,559
SunTrust Banks, Inc.	48,100	2,060,604
U.S. Bancorp	29,202	1,246,049
Wells Fargo & Co.	111,116	6,040,266
Zions Bancorp	41	1,119

		25,032,150

Diversified Financial — 3.6%
American Express Co.	1,949	135,553
Ameriprise Financial, Inc.	1,736	184,745
BlackRock, Inc.	2,720	926,214
The Charles Schwab Corp.	12	395
Citigroup, Inc.	99,951	5,172,464
CME Group, Inc.	7,990	723,894
Discover Financial Services	17,483	937,439
E*TRADE Financial Corp. (a)	14,161	419,732
Franklin Resources, Inc.	87	3,203
The Goldman Sachs Group, Inc.	8,240	1,485,095
Intercontinental Exchange, Inc.	713	182,713
Invesco Ltd.	8,012	268,242
JP Morgan Chase & Co.	138,422	9,140,005
Legg Mason, Inc.	926	36,327
MasterCard, Inc. Class A	10,000	973,600
Morgan Stanley	9,197	292,557
The Nasdaq, Inc.	20,345	1,183,469
Navient Corp.	18,691	214,012
Synchrony Financial (a)	20,100	611,241
T. Rowe Price Group, Inc.	306	21,876

		22,912,776

Insurance — 4.3%
ACE Ltd.	13,420	1,568,127
Aflac, Inc.	26,072	1,561,713
The Allstate Corp.	22,635	1,405,407
American International Group, Inc.	18,146	1,124,508
Aon PLC	3,445	317,664
Assurant, Inc.	23,696	1,908,476
Berkshire Hathaway, Inc. Class B (a)	52,346	6,911,766
The Chubb Corp.	9,750	1,293,240
Cincinnati Financial Corp.	29,119	1,722,971
The Hartford Financial Services Group, Inc.	14,952	649,814
Lincoln National Corp.	10,951	550,397
Loews Corp.	41,083	1,577,587
Marsh & McLennan Cos., Inc.	5,813	322,331

The accompanying notes are an integral part of the financial statements.

20

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MetLife, Inc.	24,990	$1,204,768
Principal Financial Group, Inc.	4,129	185,722
The Progressive Corp.	18,114	576,025
Prudential Financial, Inc.	16,827	1,369,886
Torchmark Corp.	2,682	153,303
The Travelers Cos., Inc.	15,707	1,772,692
Unum Group	20,531	683,477
XL Group PLC	4,488	175,840

		27,035,714

Real Estate — 0.0%
CBRE Group, Inc. (a)	6,287	217,404

Real Estate Investment Trusts (REITS) — 0.7%
American Tower Corp.	589	57,104
Apartment Investment & Management Co. Class A	785	31,424
AvalonBay Communities, Inc.	2,081	383,175
Boston Properties, Inc.	3	383
Crown Castle International Corp.	2,100	181,545
Equity Residential	7,356	600,176
Essex Property Trust, Inc.	1,500	359,115
General Growth Properties, Inc.	19,700	536,037
HCP, Inc.	4,935	188,714
Host Hotels & Resorts, Inc.	4,537	69,598
Iron Mountain, Inc.	48	1,296
Kimco Realty Corp.	7,667	202,869
The Macerich Co.	2,400	193,656
Plum Creek Timber Co., Inc.	63	3,006
Prologis, Inc.	10,338	443,707
Public Storage	143	35,421
Simon Property Group, Inc.	3,735	726,233
Ventas, Inc.	25	1,411
Vornado Realty Trust	373	37,285
Welltower, Inc.	8,072	549,138
Weyerhaeuser Co.	26	779

		4,602,072

Savings & Loans — 0.2%
People’s United Financial, Inc.	75,951	1,226,609

		81,026,725

Industrial — 6.5%
Aerospace & Defense — 1.4%
The Boeing Co.	27,012	3,905,665
General Dynamics Corp.	5,132	704,932
L-3 Communications Holdings, Inc.	8,860	1,058,859
Lockheed Martin Corp.	2,135	463,615
Northrop Grumman Corp.	7,488	1,413,809
Raytheon Co.	5,149	641,205
Rockwell Collins, Inc.	2,268	209,336
United Technologies Corp.	7,370	708,036

		9,105,457

	Number of Shares	Value
Airlines — 0.3%
United Continental Holdings, Inc. (a)	35,400	$2,028,420

Building Materials — 0.3%
Masco Corp.	60,325	1,707,197

Electrical Components & Equipment — 0.0%
Emerson Electric Co.	3,469	165,922

Electronics — 0.3%
Agilent Technologies, Inc.	2,263	94,616
Allegion PLC	14,633	964,607
Amphenol Corp. Class A	64	3,343
FLIR Systems, Inc.	52	1,460
PerkinElmer, Inc.	20	1,071
TE Connectivity Ltd.	500	32,305
Tyco International PLC	200	6,378
Waters Corp. (a)	5,060	680,975

		1,784,755

Engineering & Construction — 0.1%
Fluor Corp.	2,909	137,363
Jacobs Engineering Group, Inc. (a)	3,520	147,664

		285,027

Environmental Controls — 0.1%
Republic Services, Inc.	337	14,825
Stericycle, Inc. (a)	97	11,698
Waste Management, Inc.	15,773	841,805

		868,328

Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,671	286,460
Stanley Black & Decker, Inc.	4,629	494,053

		780,513

Machinery – Construction & Mining — 0.1%
Caterpillar, Inc.	475	32,281
Ingersoll-Rand PLC	6,000	331,740

		364,021

Machinery – Diversified — 0.5%
Cummins, Inc.	5,445	479,214
Deere & Co.	13,450	1,025,831
Flowserve Corp.	2,170	91,314
Rockwell Automation, Inc.	4,693	481,549
Roper Technologies, Inc.	4,813	913,459
Xylem, Inc.	3,355	122,458

		3,113,825

Manufacturing — 2.5%
3M Co.	2	301
Danaher Corp.	11,056	1,026,881
Dover Corp.	21,173	1,298,117
Eaton Corp. PLC	66	3,435
General Electric Co.	318,486	9,920,839
Honeywell International, Inc.	13,952	1,445,009

The accompanying notes are an integral part of the financial statements.

21

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Illinois Tool Works, Inc.	11,155	$1,033,845
Leggett & Platt, Inc.	15,586	654,924
Parker Hannifin Corp.	1,178	114,242
Pentair PLC	23	1,139
Textron, Inc.	13,572	570,160

		16,068,892

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.	6	1,392

Packaging & Containers — 0.4%
Ball Corp.	12,702	923,816
Owens-Illinois, Inc. (a)	16	279
Sealed Air Corp.	27,953	1,246,704
WestRock Co.	267	12,181

		2,182,980

Transportation — 0.4%
American ExpressNorfolk Southern Corp.	13	1,100
C.H. Robinson Worldwide, Inc.	7,720	478,794
CSX Corp.	7	182
Expeditors International of Washington, Inc.	13,526	610,023
Ryder System, Inc.	1,138	64,672
Union Pacific Corp.	7,032	549,902
United Parcel Service, Inc. Class B	10,240	985,395

		2,690,068

		41,146,797

Technology — 10.2%
Computers — 4.4%
Accenture PLC Class A	17,100	1,786,950
Apple, Inc.	147,647	15,541,323
Cognizant Technology Solutions Corp. Class A (a)	9,256	555,545
Computer Sciences Corp.	53,326	1,742,694
CSRA, Inc.	29,926	897,780
EMC Corp.	40,624	1,043,225
Hewlett Packard Enterprise Co.	50,574	768,725
HP, Inc.	50,574	598,796
International Business Machines Corp.	18,760	2,581,751
NetApp, Inc.	41,398	1,098,289
SanDisk Corp.	4,383	333,064
Seagate Technology PLC	22,000	806,520
Teradata Corp. (a)	86	2,272
Western Digital Corp.	6,262	376,033

		28,132,967

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc.	20,989	433,423
Xerox Corp.	66,245	704,184

		1,137,607

	Number of Shares	Value
Semiconductors — 2.0%
Analog Devices, Inc.	3,754	$207,671
Applied Materials, Inc.	39	728
Avago Technologies Ltd.	10,780	1,564,717
Broadcom Corp. Class A	12,364	714,887
Intel Corp.	108,723	3,745,507
KLA-Tencor Corp.	27,189	1,885,557
Lam Research Corp.	4,123	327,449
Linear Technology Corp.	1,805	76,658
Microchip Technology, Inc.	4,621	215,061
Micron Technology, Inc. (a)	27,117	383,977
NVIDIA Corp.	45,826	1,510,425
Skyworks Solutions, Inc.	3,990	306,552
Texas Instruments, Inc.	23,474	1,286,610
Xilinx, Inc.	7,356	345,511

		12,571,310

Software — 3.6%
Activision Blizzard, Inc.	15,400	596,134
Adobe Systems, Inc. (a)	9,840	924,370
Autodesk, Inc. (a)	37	2,254
CA, Inc.	18,073	516,165
Citrix Systems, Inc. (a)	17,777	1,344,830
The Dun & Bradstreet Corp.	9,346	971,330
Electronic Arts, Inc. (a)	9,037	621,023
Fidelity National Information Services, Inc.	12,300	745,380
Fiserv, Inc. (a)	14,376	1,314,829
Intuit, Inc.	6,430	620,495
Microsoft Corp.	184,095	10,213,590
Oracle Corp.	72,857	2,661,466
Red Hat, Inc. (a)	14,621	1,210,765
Salesforce.com, Inc. (a)	16,044	1,257,850

		23,000,481

		64,842,365

Utilities — 2.0%
Electric — 1.9%
The AES Corp.	37,387	357,794
Ameren Corp.	13,660	590,522
American Electric Power Co., Inc.	8,385	488,594
CenterPoint Energy, Inc.	7,431	136,433
CMS Energy Corp.	7,903	285,140
Consolidated Edison, Inc.	10,182	654,397
Dominion Resources, Inc.	1,716	116,070
DTE Energy Co.	11,860	951,053
Duke Energy Corp.	6,690	477,599
Edison International	9,926	587,719
Entergy Corp.	5,498	375,843
Eversource Energy	812	41,469
Exelon Corp.	51,140	1,420,158
FirstEnergy Corp.	36,280	1,151,164
NextEra Energy, Inc.	5,110	530,878
NRG Energy, Inc.	8,200	96,514

The accompanying notes are an integral part of the financial statements.

22

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pepco Holdings, Inc.	243	$6,320
PG&E Corp.	1,316	69,998
Pinnacle West Capital Corp.	1,496	96,462
PPL Corp.	16,718	570,585
Public Service Enterprise Group, Inc.	17,624	681,873
SCANA Corp.	14,247	861,801
The Southern Co.	20,122	941,508
TECO Energy, Inc.	95	2,532
WEC Energy Group, Inc.	4,542	233,050
Xcel Energy, Inc.	5,472	196,500

		11,921,976

Gas — 0.1%
AGL Resources, Inc.	2,562	163,481
NiSource, Inc.	713	13,911
Sempra Energy	4,261	400,577

		577,969

		12,499,945

TOTAL COMMON STOCK (Cost $325,223,560)		432,670,331

PREFERRED STOCK — 0.1%
Energy — 0.0%
Oil & Gas — 0.0%
Southwestern Energy Co. 6.250%	4,750	88,112

Financial — 0.1%
Insurance — 0.1%
The Allstate Corp. 5.100%	20,000	493,800

TOTAL PREFERRED STOCK (Cost $737,500)		581,912

TOTAL EQUITIES (Cost $325,961,060)		433,252,243

	Principal Amount
BONDS & NOTES — 31.3%

CORPORATE DEBT — 14.9%
Advertising — 0.1%
WPP Finance 2010 4.750% 11/21/21	$85,000	91,586
WPP Finance 2010 5.625% 11/15/43	204,000	206,963

		298,549

Aerospace & Defense — 0.1%
Exelis, Inc. 4.250% 10/01/16	315,000	320,651

	Principal Amount	Value
United Technologies Corp. 6.125% 7/15/38	$80,000	$97,474

		418,125

Agriculture — 0.2%
Altria Group, Inc. 4.250% 8/09/42	105,000	96,342
Bunge Ltd. Finance Corp. 3.200% 6/15/17	225,000	227,205
Bunge Ltd. Finance Corp. 3.500% 11/24/20	160,000	159,109
Imperial Tobacco Finance PLC (b) 2.950% 7/21/20	380,000	380,745
Philip Morris International, Inc. 6.375% 5/16/38	35,000	44,145
Reynolds American, Inc. 3.250% 6/12/20	130,000	132,119
Reynolds American, Inc. 5.850% 8/15/45	120,000	133,409

		1,173,074

Airlines — 0.1%
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	40,894	40,690
American Airlines Pass-Through Trust, Series 2014-1, Class A 3.700% 4/01/28	98,892	98,951
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A 4.100% 10/01/29	340,000	334,900
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000% 10/11/27	126,136	128,974

		603,515

Auto Manufacturers — 0.3%
Ford Motor Credit Co. LLC 2.551% 10/05/18	600,000	595,739
General Motors Co. 5.200% 4/01/45	260,000	243,809
General Motors Financial Co., Inc. 3.100% 1/15/19	765,000	763,889
General Motors Financial Co., Inc. 3.200% 7/13/20	330,000	324,919
Hyundai Capital America (b) 2.550% 2/06/19	170,000	168,681

		2,097,037

Automotive & Parts — 0.0%
Lear Corp. 4.750% 1/15/23	75,000	75,375

The accompanying notes are an integral part of the financial statements.

23

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Banks — 1.6%
Associated Banc-Corp. 2.750% 11/15/19	$460,000	$456,591
Associated Banc-Corp. 4.250% 1/15/25	735,000	735,450
Bank of America Corp. 3.950% 4/21/25	1,160,000	1,129,572
Bank of America Corp. 4.000% 4/01/24	360,000	368,177
Bank of America Corp. 5.875% 2/07/42	95,000	110,872
The Bank of Nova Scotia 4.500% 12/16/25	455,000	452,895
Barclays PLC 4.375% 9/11/24	235,000	229,788
Commonwealth Bank of Australia (b) 4.500% 12/09/25	450,000	446,227
Compass Bank 3.875% 4/10/25	500,000	458,285
Credit Agricole SA (b) 2.750% 6/10/20	320,000	321,717
First Horizon National Corp. 3.500% 12/15/20	625,000	619,573
FirstMerit Corp. 4.350% 2/04/23	80,000	81,026
ICICI Bank Ltd. (b) 4.700% 2/21/18	395,000	410,572
Intesa Sanpaolo SpA, 5 year USD swap rate + 5.462%, VRN (b) 7.700% 12/29/49	250,000	254,688
Itau Unibanco Holding SA (b) 2.850% 5/26/18	795,000	756,045
JP Morgan Chase & Co. 3.375% 5/01/23	140,000	137,594
JP Morgan Chase & Co. 3.875% 9/10/24	220,000	218,844
Morgan Stanley 3.950% 4/23/27	175,000	169,851
Regions Financial Corp. 7.500% 5/15/18	130,000	144,448
Santander Holdings USA, Inc. 2.650% 4/17/20	330,000	323,752
Skandinaviska Enskilda Banken AB (b) 2.375% 3/25/19	200,000	200,920
State Street Corp. 3.300% 12/16/24	365,000	368,447
SVB Financial Group 3.500% 1/29/25	560,000	536,524
SVB Financial Group 5.375% 9/15/20	75,000	82,053

	Principal Amount	Value
Valley National Bancorp 5.125% 9/27/23	$245,000	$255,903
Wachovia Bank NA 6.600% 1/15/38	50,000	64,534
Wells Fargo & Co. 4.300% 7/22/27	590,000	602,705

		9,937,053

Beverages — 0.0%
Anheuser-Busch Cos, Inc. 6.500% 2/01/43	25,000	30,443

Biotechnology — 0.0%
Amgen, Inc. 5.150% 11/15/41	225,000	228,428

Building Materials — 0.1%
CRH America, Inc. 8.125% 7/15/18	220,000	250,273
Martin Marietta Material, Inc., 3 mo. USD LIBOR + 1.100%, FRN 1.426% 6/30/17	220,000	218,470
Owens Corning, Inc. 6.500% 12/01/16	13,000	13,376
Owens Corning, Inc. 9.000% 6/15/19	55,000	63,745

		545,864

Chemicals — 0.4%
Ashland, Inc. STEP 4.750% 8/15/22	1,575,000	1,531,687
Cabot Corp. 5.000% 10/01/16	390,000	399,617
Cytec Industries, Inc. 8.950% 7/01/17	38,000	41,357
The Dow Chemical Co. 8.550% 5/15/19	65,000	76,612
Ecolab, Inc. 4.350% 12/08/21	75,000	80,083
Incitec Pivot Finance LLC (b) 6.000% 12/10/19	110,000	119,273
Methanex Corp. 5.250% 3/01/22	20,000	19,692
RPM International, Inc. 6.125% 10/15/19	100,000	109,384
RPM International, Inc. 6.500% 2/15/18	205,000	221,111
Valspar Corp. 7.250% 6/15/19	125,000	141,821

		2,740,637

Commercial Services — 0.2%
The ADT Corp. 2.250% 7/15/17	290,000	288,550

The accompanying notes are an integral part of the financial statements.

24

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Cardtronics, Inc., Convertible 1.000% 12/01/20	$200,000	$185,625
ERAC USA Finance LLC (b) 6.700% 6/01/34	78,000	91,998
Leidos Holdings, Inc. 4.450% 12/01/20	835,000	831,150

		1,397,323

Computers — 0.3%
Hewlett Packard Enterprise Co. (b) 3.600% 10/15/20	510,000	511,170
Hewlett Packard Enterprise Co. (b) 4.900% 10/15/25	690,000	676,624
Hewlett Packard Enterprise Co. (b) 6.350% 10/15/45	555,000	526,885
SanDisk Corp., Convertible 0.500% 10/15/20	149,000	154,215

		1,868,894

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	45,000	54,427

Distribution & Wholesale — 0.1%
Arrow Electronics, Inc. 4.500% 3/01/23	80,000	80,823
Ingram Micro, Inc. 4.950% 12/15/24	480,000	478,231

		559,054

Diversified Financial — 1.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.500% 5/15/21	765,000	777,431
Affiliated Managers Group, Inc. 3.500% 8/01/25	290,000	275,832
Affiliated Managers Group, Inc. 4.250% 2/15/24	216,000	218,188
Air Lease Corp. 3.375% 1/15/19	375,000	376,875
Air Lease Corp. 3.875% 4/01/21	265,000	266,325
Air Lease Corp. STEP 5.625% 4/01/17	80,000	83,000
American Express Co., 3 mo. USD LIBOR + 2.228%, VRN 6.800% 9/01/66	20,000	20,150
Ares Finance Co. LLC (b) 4.000% 10/08/24	355,000	329,284
Citigroup, Inc. 3.875% 3/26/25	1,142,000	1,111,495
Citigroup, Inc. 5.375% 8/09/20	245,000	273,145
Citigroup, Inc. 5.875% 1/30/42	100,000	114,742

	Principal Amount	Value
Citigroup, Inc. 8.125% 7/15/39	$90,000	$129,085
Eaton Vance Corp. 3.625% 6/15/23	97,000	97,912
General Electric Capital Corp. 4.625% 1/07/21	225,000	247,135
The Goldman Sachs Group, Inc. 5.375% 3/15/20	225,000	247,172
The Goldman Sachs Group, Inc. 5.750% 1/24/22	200,000	227,444
The Goldman Sachs Group, Inc. 6.250% 2/01/41	60,000	71,568
The Goldman Sachs Group, Inc. 6.345% 2/15/34	75,000	87,741
The Goldman Sachs Group, Inc. 6.750% 10/01/37	75,000	87,670
Hyundai Capital America (b) 2.875% 8/09/18	135,000	136,420
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	1,015,000	1,020,075
International Lease Finance Corp. 3.875% 4/15/18	270,000	272,025
International Lease Finance Corp. 5.750% 5/15/16	865,000	876,894
Janus Capital Group, Inc. 4.875% 8/01/25	330,000	338,647
JP Morgan Chase & Co. 4.500% 1/24/22	200,000	215,721
JP Morgan Chase & Co. 4.950% 3/25/20	50,000	54,216
JP Morgan Chase & Co. 5.600% 7/15/41	195,000	225,083
Lazard Group LLC 4.250% 11/14/20	600,000	621,466
Lazard Group LLC 6.850% 6/15/17	41,000	43,653
Legg Mason, Inc. 5.625% 1/15/44	165,000	163,896
Merrill Lynch & Co., Inc. 7.750% 5/14/38	95,000	128,894
Morgan Stanley 4.350% 9/08/26	130,000	130,425
Morgan Stanley 5.625% 9/23/19	235,000	259,346
Morgan Stanley 5.750% 1/25/21	115,000	129,116
Visa, Inc. 4.300% 12/14/45	409,000	414,955

		10,073,026

Electric — 0.8%
Ameren Corp. 3.650% 2/15/26	140,000	139,367

The accompanying notes are an integral part of the financial statements.

25

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Appalachian Power Co. 3.400% 6/01/25	$355,000	$346,424
Entergy Louisiana LLC 4.950% 1/15/45	165,000	164,725
Florida Power & Light Co. 4.950% 6/01/35	125,000	137,248
IPALCO Enterprises, Inc. 3.450% 7/15/20	800,000	784,000
Kansas Gas & Electric Co. 5.647% 3/29/21	156,984	157,965
LG&E and KU Energy LLC 4.375% 10/01/21	275,000	290,573
Metropolitan Edison Co. (b) 4.000% 4/15/25	215,000	212,852
National Fuel Gas Co. 3.750% 3/01/23	125,000	115,772
Nevada Power Co. Series N 6.650% 4/01/36	135,000	170,499
Niagara Mohawk Power Corp. (b) 2.721% 11/28/22	200,000	192,303
NiSource Finance Corp. 4.800% 2/15/44	200,000	203,277
NiSource Finance Corp. 5.800% 2/01/42	175,000	198,906
Oncor Electric Delivery Co. 7.500% 9/01/38	40,000	52,886
Pacific Gas & Electric Co. 5.800% 3/01/37	120,000	139,523
Pennsylvania Electric Co. (b) 4.150% 4/15/25	295,000	296,698
PPL Capital Funding, Inc. 5.000% 3/15/44	190,000	195,896
Progress Energy, Inc. 7.000% 10/30/31	25,000	30,782
Puget Energy, Inc. 3.650% 5/15/25	350,000	339,110
Puget Energy, Inc. 6.500% 12/15/20	271,000	310,473
Southern California Edison Co. 5.950% 2/01/38	105,000	128,530
Transelec SA (b) 4.625% 7/26/23	175,000	182,646
Tri-State Generation & Transmission Association, Series 2003, Class A (b) 6.040% 1/31/18	108,975	114,598
Virginia Electric and Power Co. 6.350% 11/30/37	150,000	191,883
Wisconsin Public Service Corp. 5.650% 11/01/17	225,000	237,170

		5,334,106

Electronics — 0.1%
Amphenol Corp. 4.000% 2/01/22	100,000	102,459

	Principal Amount	Value
Arrow Electronics, Inc. 3.500% 4/01/22	$255,000	$245,630
Avnet, Inc. 4.875% 12/01/22	123,000	125,935

		474,024

Engineering & Construction — 0.0%
SBA Tower Trust (b) 3.156% 10/15/45	210,000	206,592

Environmental Controls — 0.0%
Republic Services, Inc. 5.250% 11/15/21	25,000	27,638

Foods — 0.3%
ConAgra Foods, Inc. 4.950% 8/15/20	150,000	160,386
ConAgra Foods, Inc. 6.625% 8/15/39	75,000	80,813
ConAgra Foods, Inc. 7.000% 4/15/19	153,000	171,994
JBS Investments GmbH (b) 7.750% 10/28/20	225,000	216,000
Kraft Foods, Inc. 6.500% 2/09/40	63,000	76,907
Tyson Foods, Inc. 2.650% 8/15/19	65,000	65,036
Tyson Foods, Inc. 4.875% 8/15/34	105,000	107,165
Whole Foods Market, Inc. (b) 5.200% 12/03/25	710,000	708,949

		1,587,250

Forest Products & Paper — 0.1%
Domtar Corp. 9.500% 8/01/16	12,000	12,566
Domtar Corp. 10.750% 6/01/17	9,000	10,014
International Paper Co. 4.750% 2/15/22	100,000	106,801
International Paper Co. 7.300% 11/15/39	110,000	125,379
International Paper Co. 9.375% 5/15/19	70,000	84,008
Sappi Papier Holding GmbH (b) 7.750% 7/15/17	200,000	207,750

		546,518

Gas — 0.1%
Boston Gas Co. (b) 4.487% 2/15/42	100,000	97,249
The Laclede Group, Inc. 4.700% 8/15/44	290,000	286,248

		383,497

Hand & Machine Tools — 0.0%
Kennametal, Inc. 2.650% 11/01/19	150,000	145,967

The accompanying notes are an integral part of the financial statements.

26

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Health Care – Products — 0.1%
Boston Scientific Corp. 6.000% 1/15/20	$170,000	$188,770
Johnson & Johnson 5.850% 7/15/38	40,000	51,380
Zimmer Biomet Holdings, Inc. 3.550% 4/01/25	465,000	451,851

		692,001

Health Care – Services — 0.1%
Cigna Corp. 5.125% 6/15/20	100,000	109,158
Kaiser Foundation Hospitals 3.500% 4/01/22	75,000	76,205
UnitedHealth Group, Inc. 3.950% 10/15/42	55,000	51,192
UnitedHealth Group, Inc. 6.875% 2/15/38	230,000	300,813

		537,368

Holding Company – Diversified — 0.0%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	220,000	244,141

Home Builders — 0.1%
Lennar Corp. 4.500% 11/15/19	516,000	524,707

Home Furnishing — 0.0%
Whirlpool Corp. 5.150% 3/01/43	50,000	49,162

Insurance — 1.0%
ACE INA Holdings, Inc. 3.350% 5/03/26	180,000	179,448
The Allstate Corp., 3 mo. USD LIBOR + 2.938%, VRN 5.750% 8/15/53	320,000	328,960
Arch Capital Group US, Inc. 5.144% 11/01/43	170,000	172,007
AXIS Specialty Finance PLC 2.650% 4/01/19	95,000	94,596
Brown & Brown, Inc. 4.200% 9/15/24	300,000	296,236
The Chubb Corp., 3 mo. USD LIBOR + 2.250%, VRN 6.375% 4/15/37	120,000	115,240
CNA Financial Corp. 3.950% 5/15/24	180,000	179,190
CNA Financial Corp. 7.350% 11/15/19	180,000	207,239
Five Corners Funding Trust (b) 4.419% 11/15/23	215,000	224,456
The Hartford Financial Services Group, Inc., 3 mo. USD LIBOR + 4.603%, VRN 8.125% 6/15/38	270,000	295,312

	Principal Amount	Value
Liberty Mutual Group, Inc. (b) 4.250% 6/15/23	$97,000	$98,559
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	200,000	217,699
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	100,000	114,794
MetLife Capital Trust IV (b) 7.875% 12/15/37	345,000	420,900
Principal Financial Group, Inc. 8.875% 5/15/19	120,000	143,585
Prudential Financial, Inc., 3 mo. USD LIBOR + 3.040%, VRN 5.200% 3/15/44	305,000	294,477
Prudential Financial, Inc., 3 mo. USD LIBOR + 3.920%, VRN 5.625% 6/15/43	245,000	250,513
Prudential Financial, Inc., 3 mo. USD LIBOR + 5.000%, VRN 8.875% 6/15/38	260,000	292,500
QBE Capital Funding III Ltd., 10 year USD swap rate + 4.050%, VRN (b) 7.250% 5/24/41	200,000	220,258
QBE Insurance Group Ltd. (b) 2.400% 5/01/18	115,000	115,103
Reinsurance Group of America, Inc. 4.700% 9/15/23	225,000	237,247
Reinsurance Group of America, Inc. 5.000% 6/01/21	225,000	242,581
Reinsurance Group of America, Inc. 6.450% 11/15/19	220,000	247,548
USF&G Capital I (b) 8.500% 12/15/45	150,000	213,467
Voya Financial, Inc. 5.500% 7/15/22	125,000	139,873
Voya Financial, Inc. 3 mo. USD LIBOR + 3.580%, VRN 5.650% 5/15/53	205,000	201,925
Willis Group Holdings PLC 5.750% 3/15/21	230,000	254,176
Willis North America, Inc. 7.000% 9/29/19	97,000	108,711
XLIT Ltd. 4.450% 3/31/25	170,000	166,473
XLIT Ltd. 6.375% 11/15/24	325,000	378,852

		6,451,925

Internet — 0.2%
Expedia, Inc. 4.500% 8/15/24	870,000	839,681
Expedia, Inc. 7.456% 8/15/18	425,000	473,610

The accompanying notes are an integral part of the financial statements.

27

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tencent Holdings Ltd. (b) 2.875% 2/11/20	$215,000	$213,572

		1,526,863

Investment Companies — 0.1%
Ares Capital Corp. 3.875% 1/15/20	505,000	512,669
FS Investment Corp. 4.000% 7/15/19	390,000	386,418

		899,087

Iron & Steel — 0.3%
Allegheny Technologies, Inc. 9.375% 6/01/19	174,000	139,200
ArcelorMittal 5.125% 6/01/20	320,000	265,600
ArcelorMittal STEP 5.500% 2/25/17	70,000	67,613
ArcelorMittal 6.125% 6/01/18	47,000	43,005
ArcelorMittal STEP 6.250% 8/05/20	285,000	227,644
Commercial Metals Co. 6.500% 7/15/17	125,000	129,531
Glencore Funding LLC (b) 2.875% 4/16/20	605,000	471,900
Glencore Funding LLC (b) 4.125% 5/30/23	25,000	18,438
Glencore Funding LLC (b) 4.625% 4/29/24	55,000	39,831
Reliance Steel & Aluminum Co. 4.500% 4/15/23	145,000	134,975
Reliance Steel & Aluminum Co. 6.200% 11/15/16	245,000	253,213
Reliance Steel & Aluminum Co. 6.850% 11/15/36	255,000	265,618

		2,056,568

Lodging — 0.1%
Choice Hotels International, Inc. 5.700% 8/28/20	250,000	267,500
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	40,000	43,763

		311,263

Machinery – Diversified — 0.1%
CNH Industrial Capital LLC 3.250% 2/01/17	105,000	103,950
CNH Industrial Capital LLC 3.375% 7/15/19	230,000	216,775
CNH Industrial Capital LLC 3.625% 4/15/18	116,000	114,202
CNH Industrial Capital LLC 6.250% 11/01/16	220,000	224,125

	Principal Amount	Value
Xylem, Inc. 4.875% 10/01/21	$100,000	$106,294

		765,346

Manufacturing — 0.1%
General Electric Co. 4.125% 10/09/42	270,000	263,732
SPX FLOW, Inc. 6.875% 9/01/17	200,000	212,500

		476,232

Media — 0.2%
21st Century Fox America, Co. 6.900% 8/15/39	100,000	118,258
CCO Safari II LLC (b) 3.579% 7/23/20	270,000	268,382
CCO Safari II LLC (b) 6.484% 10/23/45	225,000	225,369
NBCUniversal Media LLC 6.400% 4/30/40	20,000	24,922
Time Warner Cable, Inc. 6.750% 6/15/39	110,000	110,396
Time Warner Cable, Inc. 8.250% 4/01/19	45,000	51,674
Time Warner Cable, Inc. 8.750% 2/14/19	65,000	75,403
Time Warner, Inc. 4.700% 1/15/21	125,000	134,533
Time Warner, Inc. 6.100% 7/15/40	135,000	145,819
Time Warner, Inc. 6.250% 3/29/41	25,000	27,764

		1,182,520

Mining — 0.3%
Freeport-McMoRan, Inc. 2.375% 3/15/18	105,000	81,900
Freeport-McMoRan, Inc. 4.000% 11/14/21	795,000	477,000
Freeport-McMoRan, Inc. 5.450% 3/15/43	155,000	80,600
Glencore Canada Corp. 5.500% 6/15/17	175,000	170,844
Glencore Finance Canada. (b) 5.800% 11/15/16	195,000	194,269
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	255,000	297,690
Vale Overseas Ltd. 6.250% 1/23/17	305,000	304,420
Vale Overseas Ltd. 6.875% 11/10/39	80,000	55,593

		1,662,316

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 4.625% 3/15/24	270,000	264,518

The accompanying notes are an integral part of the financial statements.

28

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pitney Bowes, Inc. 4.750% 1/15/16	$125,000	$125,117
Pitney Bowes, Inc. 4.750% 5/15/18	20,000	20,937
Pitney Bowes, Inc. 5.750% 9/15/17	31,000	32,702

		443,274

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	100,000	109,484

Oil & Gas — 1.1%
Anadarko Petroleum Corp. 6.450% 9/15/36	60,000	57,832
Apache Corp. 5.100% 9/01/40	315,000	269,266
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	210,000	98,700
Chesapeake Energy Corp. 3.250% 3/15/16	725,000	694,187
ConocoPhillips Co. 4.300% 11/15/44	103,000	85,595
Devon Energy Corp. 5.600% 7/15/41	175,000	132,270
Ensco PLC 5.200% 3/15/25	385,000	273,993
Helmerich & Payne International Drilling Co. 4.650% 3/15/25	190,000	190,086
Newfield Exploration Co. 5.375% 1/01/26	713,000	590,008
Pemex Project Funding Master Trust 6.625% 6/15/38	37,000	32,560
Petrobras Global Finance BV 2.000% 5/20/16	195,000	192,075
Petrobras Global Finance BV 3.250% 3/17/17	560,000	518,000
Petrobras International Finance Co. 3.875% 1/27/16	275,000	273,900
Petroleos Mexicanos 3.125% 1/23/19	50,000	48,370
Petroleos Mexicanos 5.500% 1/21/21	285,000	287,480
Petroleos Mexicanos 6.375% 1/23/45	80,000	67,710
Phillips 66 5.875% 5/01/42	335,000	335,789
Pioneer Natural Resources Co. 4.450% 1/15/26	320,000	288,132
Pioneer Natural Resources Co. 5.875% 7/15/16	240,000	243,751
Rowan Cos., Inc. 4.750% 1/15/24	284,000	201,958

	Principal Amount	Value
Rowan Cos., Inc. 4.875% 6/01/22	$610,000	$448,605
Rowan Cos., Inc. 5.000% 9/01/17	220,000	218,345
Southwestern Energy Co. 4.050% 1/23/20	340,000	246,500
Southwestern Energy Co. 4.950% 1/23/25	205,000	129,150
Transocean, Inc. STEP 5.800% 12/15/16	200,000	194,000
Transocean, Inc. 6.000% 3/15/18	377,000	335,530
Whiting Petroleum Corp., Convertible (b) 1.250% 4/01/20	290,000	197,200
WPX Energy, Inc. 7.500% 8/01/20	745,000	603,450

		7,254,442

Oil & Gas Services — 0.6%
Cameron International Corp. 5.950% 6/01/41	25,000	26,518
Halliburton Co. 3.375% 11/15/22	255,000	250,954
Halliburton Co. 4.850% 11/15/35	425,000	417,503
Hornbeck Offshore Services, Inc., Convertible 1.500% 9/01/19	405,000	229,331
Schlumberger Holding Corp. (b) 3.000% 12/21/20	705,000	695,892
Schlumberger Holding Corp. (b) 4.000% 12/21/25	640,000	631,539
SEACOR Holdings, Inc., Convertible 3.000% 11/15/28	140,000	110,950
SESI LLC 6.375% 5/01/19	105,000	97,454
Superior Energy Services, Inc. 7.125% 12/15/21	836,000	744,040
Weatherford International Ltd. 4.500% 4/15/22	125,000	90,000
Weatherford International Ltd. 5.125% 9/15/20	450,000	364,500
Weatherford International Ltd. 5.950% 4/15/42	245,000	172,112
Weatherford International Ltd. 6.000% 3/15/18	75,000	69,158

		3,899,951

Packaging & Containers — 0.1%
Brambles USA Inc., Series A (b) 5.350% 4/01/20	90,000	98,137
Brambles USA, Inc. (b) 4.125% 10/23/25	220,000	221,223

		319,360

The accompanying notes are an integral part of the financial statements.

29

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pharmaceuticals — 0.6%
AbbVie, Inc. 2.500% 5/14/20	$645,000	$638,515
AbbVie, Inc. 3.600% 5/14/25	400,000	394,774
AbbVie, Inc. 4.400% 11/06/42	75,000	70,044
AbbVie, Inc. 4.700% 5/14/45	285,000	278,578
Actavis Funding SCS 3.000% 3/12/20	300,000	299,762
Actavis Funding SCS 3.800% 3/15/25	420,000	417,855
Actavis Funding SCS 4.750% 3/15/45	190,000	185,259
Baxalta, Inc. (b) 3.600% 6/23/22	105,000	104,972
Baxalta, Inc. (b) 4.000% 6/23/25	290,000	286,986
Baxalta, Inc. (b) 5.250% 6/23/45	140,000	140,472
Cardinal Health, Inc. 3.750% 9/15/25	415,000	421,311
McKesson Corp. 2.284% 3/15/19	95,000	94,623
McKesson Corp. 3.796% 3/15/24	45,000	45,235
McKesson Corp. 4.750% 3/01/21	150,000	162,025
McKesson Corp. 4.883% 3/15/44	60,000	59,970
McKesson Corp. 6.000% 3/01/41	125,000	143,904
Merck Sharp & Dohme Corp. 5.850% 6/30/39	45,000	54,411

		3,798,696

Pipelines — 1.0%
Boardwalk Pipelines LLC 5.500% 2/01/17	175,000	177,316
Boardwalk Pipelines LP 5.875% 11/15/16	390,000	393,782
CenterPoint Energy Resources Corp. 4.500% 1/15/21	100,000	104,962
CenterPoint Energy Resources Corp. 5.850% 1/15/41	100,000	110,457
Colonial Pipeline Co. (b) 3.750% 10/01/25	372,000	366,005
Energy Transfer Partners LP 3 mo. USD LIBOR + 3.018%, FRN 3.346% 11/01/66	250,000	157,500
Energy Transfer Partners LP 4.050% 3/15/25	420,000	344,929
Energy Transfer Partners LP 4.150% 10/01/20	180,000	166,049

	Principal Amount	Value
Energy Transfer Partners LP 4.750% 1/15/26	$520,000	$437,363
Energy Transfer Partners LP 4.900% 3/15/35	240,000	174,507
Enterprise Products Operating Co. 3.700% 2/15/26	340,000	304,981
Enterprise Products Operating Co. 5.950% 2/01/41	150,000	137,781
Kinder Morgan Energy Partners LP 6.000% 2/01/17	130,000	131,520
Kinder Morgan Energy Partners LP 6.500% 2/01/37	120,000	103,085
Kinder Morgan Energy Partners LP 6.950% 1/15/38	10,000	8,589
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	150,000	151,239
Kinder Morgan, Inc. 4.300% 6/01/25	405,000	349,923
Magellan Midstream Partners LP 5.150% 10/15/43	460,000	394,442
MPLX LP (b) 4.500% 7/15/23	310,000	277,357
MPLX LP (b) 4.875% 12/01/24	777,000	697,357
Phillips 66 Partners LP 3.605% 2/15/25	113,000	97,207
Southern Natural Gas Co. LLC STEP (b) 5.900% 4/01/17	250,000	254,213
Williams Partners LP 5.250% 3/15/20	365,000	338,993
Williams Partners LP/ACMP Finance Corp. 4.875% 5/15/23	615,000	498,559

		6,178,116

Real Estate — 0.0%
Prologis LP 3.750% 11/01/25	160,000	158,716

Real Estate Investment Trusts (REITS) — 0.4%
American Tower Corp. 3.450% 9/15/21	425,000	427,083
Boston Properties LP 4.125% 5/15/21	140,000	146,636
Brandywine Operating Partners LP 4.950% 4/15/18	200,000	209,314
DDR Corp. 4.750% 4/15/18	60,000	62,764
DDR Corp. 7.875% 9/01/20	60,000	71,811
Duke Realty LP 8.250% 8/15/19	225,000	266,154
ERP Operating LP 4.625% 12/15/21	75,000	81,396

The accompanying notes are an integral part of the financial statements.

30

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal Realty Investment Trust 5.900% 4/01/20	$55,000	$62,109
HCP, Inc. 2.625% 2/01/20	180,000	177,225
Highwoods Realty LP 7.500% 4/15/18	265,000	292,867
Host Hotels & Resorts LP 4.000% 6/15/25	100,000	95,861
Simon Property Group LP 5.650% 2/01/20	35,000	39,225
Vereit Operating Partnership LP 2.000% 2/06/17	225,000	222,750
Vereit Operating Partnership LP 3.000% 2/06/19	110,000	105,820

		2,261,015

Retail — 0.5%
AutoNation, Inc. 4.500% 10/01/25	120,000	121,726
Bed Bath & Beyond, Inc. 5.165% 8/01/44	145,000	122,817
CVS Health Corp. 6.125% 9/15/39	175,000	204,345
CVS Pass-Through Trust (b) 5.926% 1/10/34	293,273	322,147
Dollar General Corp. 3.250% 4/15/23	585,000	557,114
El Puerto de Liverpool SAB de CV (b) 3.950% 10/02/24	445,000	432,206
GNC Holdings, Inc., Convertible (b) 1.500% 8/15/20	60,000	48,038
The Home Depot, Inc. 5.950% 4/01/41	150,000	186,662
O’Reilly Automotive, Inc. 3.850% 6/15/23	105,000	105,934
O’Reilly Automotive, Inc. 4.875% 1/14/21	150,000	162,258
QVC, Inc. 3.125% 4/01/19	155,000	152,981
QVC, Inc. 4.375% 3/15/23	150,000	142,372
QVC, Inc. 4.450% 2/15/25	245,000	227,221
QVC, Inc. 5.125% 7/02/22	30,000	29,904
Tiffany & Co. 4.900% 10/01/44	165,000	152,703
Walgreens Boots Alliance, Inc. 2.700% 11/18/19	110,000	109,793
Walgreens Boots Alliance, Inc. 3.800% 11/18/24	220,000	213,437

		3,291,658

	Principal Amount	Value
Savings & Loans — 0.1%
Glencore Funding LLC (b) 1.700% 5/27/16	$156,000	$154,440
Glencore Funding LLC (b) 2.500% 1/15/19	252,000	210,420
Glencore Funding LLC (b) 3.125% 4/29/19	145,000	121,075
Nationwide Building Society (b) 2.350% 1/21/20	375,000	372,478

		858,413

Semiconductors — 0.2%
Lam Research Corp. 2.750% 3/15/20	340,000	328,803
Lam Research Corp. 3.800% 3/15/25	300,000	282,377
Microchip Technology, Inc., Convertible (b) 1.625% 2/15/25	312,000	310,050
Micron Technology, Inc., Convertible 3.000% 11/15/43	85,000	70,656

		991,886

Software — 0.1%
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	110,000	114,010
CA, Inc. 2.875% 8/15/18	125,000	125,484
Citrix Systems, Inc., Convertible 0.500% 4/15/19	173,000	188,138

		427,632

Telecommunications — 0.5%
America Movil SAB de CV 5.000% 3/30/20	130,000	141,067
America Movil SAB de CV 6.125% 3/30/40	135,000	148,514
AT&T, Inc. 4.750% 5/15/46	260,000	238,055
AT&T, Inc. 6.550% 2/15/39	25,000	28,104
British Telecom PLC STEP 9.625% 12/15/30	55,000	80,254
CenturyLink, Inc. 6.150% 9/15/19	140,000	142,800
CenturyLink, Inc. 7.600% 9/15/39	45,000	34,425
Cisco Systems, Inc. 5.500% 1/15/40	55,000	64,501
Crown Castle Towers LLC (b) 6.113% 1/15/40	170,000	185,411
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	60,000	83,186
Embarq Corp. 7.082% 6/01/16	110,000	111,716

The accompanying notes are an integral part of the financial statements.

31

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Qwest Corp. 8.375% 5/01/16	$550,000	$557,563
Rogers Communications, Inc. 7.500% 8/15/38	30,000	38,834
Sprint Communications, Inc. (b) 9.000% 11/15/18	415,000	436,788
Telefonica Emisiones SAU 5.462% 2/16/21	125,000	139,702
Verizon Communications, Inc. 2.625% 2/21/20	262,000	262,911
Verizon Communications, Inc. 4.862% 8/21/46	207,000	195,972
Verizon Communications, Inc. 5.012% 8/21/54	181,000	165,722
Verizon Communications, Inc. 6.550% 9/15/43	182,000	216,072

		3,271,597

Transportation — 0.2%
Asciano Finance (b) 4.625% 9/23/20	105,000	105,985
Asciano Finance (b) 5.000% 4/07/18	250,000	257,398
Autoridad del Canal de Panama (b) 4.950% 7/29/35	210,000	216,300
Burlington Northern Santa Fe LLC 6.750% 3/15/29	190,000	234,148
Norfolk Southern Corp. 6.000% 5/23/2111	100,000	104,640
Ryder System, Inc. 2.550% 6/01/19	65,000	64,605
Ryder System, Inc. 2.650% 3/02/20	165,000	162,318
Union Pacific Corp. 4.000% 2/01/21	125,000	133,583

		1,278,977

Trucking & Leasing — 0.2%
Aviation Capital Group Corp. (b) 2.875% 9/17/18	905,000	899,807
GATX Corp. 4.750% 6/15/22	150,000	157,416
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 6/15/19	290,000	285,264

		1,342,487

TOTAL CORPORATE DEBT (Cost $96,841,128)		94,071,619

MUNICIPAL OBLIGATIONS — 0.5%
JobsOhio Beverage System Series B 4.532% 1/01/35	325,000	345,677

	Principal Amount	Value
Orange County Local Transportation Authority BAB 6.908% 2/15/41	$230,000	$311,434
Panhandle-Plains Student Finance Corp., Series 2001-A2 FRN 1.922% 12/01/31	300,000	288,084
San Diego County Regional Airport Authority 5.594% 7/01/43	450,000	486,661
State of California 5.950% 4/01/16	175,000	177,336
State of California BAB 7.550% 4/01/39	120,000	174,301
State of California BAB 7.600% 11/01/40	350,000	519,487
State of Illinois 5.365% 3/01/17	575,000	596,350

		2,899,330

TOTAL MUNICIPAL OBLIGATIONS (Cost $2,812,900)		2,899,330

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.9%
Auto Floor Plan ABS — 0.0%
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A, 1 mo. LIBOR + 1.500%, FRN (b) 1.902% 10/20/20	230,000	230,000

Automobile ABS — 0.2%
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A (b) 2.500% 2/20/21	230,000	228,280
Capital Automotive REIT, Series 2014-1A, Class A (b) 3.660% 10/15/44	160,000	160,766
Capital Automotive REIT, Series 2012-1A, Class A (b) 4.700% 7/15/42	227,667	233,105
CPS Auto Trust, Series 2014-A, Class A (b) 1.210% 8/15/18	88,185	88,029
CPS Auto Trust, Series 2012-A, Class A (b) 2.780% 6/17/19	30,570	30,687
Flagship Credit Auto Trust, Series 2013-2, Class A (b) 1.940% 1/15/19	74,230	74,321
GLS Auto Receivables Trust, Series 2015-1A, Class A (b) 2.250% 12/15/20	160,502	160,176
GO Financial Auto Securitization Trust, Series 2015-1, Class A (b) 1.810% 3/15/18	82,007	81,876

		1,057,240

The accompanying notes are an integral part of the financial statements.

32

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial MBS — 1.8%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4, VRN 5.742% 2/10/51	$257,662	$268,872
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM, VRN 5.809% 2/10/51	220,000	228,811
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4, VRN 6.215% 2/10/51	284,419	300,826
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM, VRN 6.258% 2/10/51	215,000	228,193
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	332,511	338,679
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	225,000	231,028
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM, VRN 5.513% 1/12/45	425,000	438,349
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4, VRN 5.694% 6/11/50	227,998	237,040
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	275,000	285,702
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM, VRN 5.752% 9/11/38	400,000	403,219
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM, VRN 5.835% 9/11/42	155,000	162,572
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class B (b) 3.703% 10/15/45	195,000	196,485
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5 3.961% 3/10/47	319,000	332,597
Commercial Mortgage Pass Through Certificates, Series 2015-CR23, Class C, VRN 4.257% 5/10/48	140,000	125,783

	Principal Amount	Value
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class AM, VRN 5.650% 12/10/49	$225,000	$233,939
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, VRN 5.796% 12/10/49	475,749	496,758
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (b) 4.238% 1/10/34	165,000	172,658
DBRR Trust, Series 2013-EZ3, Class A, VRN (b) 1.636% 12/18/49	162,778	162,292
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (b) 3.386% 7/10/44	164,389	165,119
DBUBS Mortgage Trust, Series 2011-LC1A, Class B, VRN (b) 5.471% 11/10/46	110,000	121,838
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN 5.826% 7/10/38	445,000	450,311
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, VRN 5.826% 7/10/38	356,500	358,830
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (b) 4.948% 1/10/45	100,000	109,268
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	690,852	701,557
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM, VRN 5.466% 6/12/47	265,000	272,297
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM, VRN 5.856% 9/12/49	260,000	271,120
Morgan Stanley Capital I, Series 2011-C2, Class B, VRN (b) 5.200% 6/15/44	250,000	268,023
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	200,000	204,490
Morgan Stanley Capital I, Series 2007-HQ11, Class A4, VRN 5.447% 2/12/44	440,000	448,941
Morgan Stanley Capital I, Series 2007-HQ11, Class AM, VRN 5.478% 2/12/44	300,000	308,895
Morgan Stanley Capital I, Series 2006-HQ8, Class AM, VRN 5.480% 3/12/44	197,609	197,453

The accompanying notes are an integral part of the financial statements.

33

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	$137,638	$137,507
Morgan Stanley Capital I, Series 2008-T29, Class A4, VRN 6.267% 1/11/43	159,069	169,707
STRIPs Ltd., Series 2012-1A, Class A (b) 1.500% 12/25/44	74,483	73,068
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, VRN 5.510% 8/15/39	97,685	97,680
VFC LLC, Series 2014-2, Class A, (Acquired 7/9/14, Cost $250,000) (b) (c) 2.750% 7/20/30	29,165	29,166
VFC LLC, Series 2015-3, Class A, (Acquired 3/25/15, Cost $249,531) (b) (c) 2.750% 12/20/31	54,140	54,100
VNO Mortgage Trust, Series 2013-PENN, Class A (b) 3.808% 12/13/29	240,000	249,136
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339% 11/15/48	270,000	276,190
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	750,000	762,386
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM, VRN 5.591% 4/15/47	200,000	206,463
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, VRN 5.952% 2/15/51	178,802	184,480
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, VRN 5.952% 2/15/51	235,000	245,245
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	38,181	39,241
Wells Fargo Reremic Trust, Series 2012-IO, Class A (b) 1.750% 8/20/21	33,455	33,455
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (b) 3.240% 3/15/44	87,837	88,077

	Principal Amount	Value
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	$84,702	$84,643
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	190,000	195,913

		11,648,402

Home Equity ABS — 0.4%
Aames Mortgage Investment Trust, Series 2005-1, Class M4, 1 mo. USD LIBOR + 1.125%, FRN 1.346% 6/25/35	142,758	141,741
Aames Mortgage Investment Trust, Series 2004-1, Class M5, 1 mo. USD LIBOR + 1.725%, FRN 1.946% 1/25/35	265,152	264,533
ACE Securities Corp., Series 2005-AG1, Class A1B1, 1 mo. USD LIBOR + .270%, FRN 0.491% 8/25/35	85,048	84,868
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1, 1 mo. USD LIBOR + .660%, FRN 0.881% 6/25/35	18,487	18,478
Bayview Financial Mortgage Pass-Through Trust, Series 2005-B, Class M1, 1 mo. LIBOR + ..450%, FRN 0.643% 4/28/39	96,370	96,204
Citigroup Mortgage Loan Trust, Series 2005-OPT4, Class M2, 1 mo. USD LIBOR + .430%, FRN 0.651% 7/25/35	51,677	50,708
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2, 1 mo. USD LIBOR + .450%, FRN 0.872% 8/25/35	22,089	22,068
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 0.882% 9/25/34	42,294	41,801
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1, 1 mo. USD LIBOR + .420%, FRN 0.641% 5/25/36	139,976	138,952
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1, 1 mo. USD LIBOR + .450%, FRN 0.872% 7/25/35	98,165	98,059
Fremont Home Loan Trust, Series 2005-E, Class 2A3, 1 mo. USD LIBOR + .240%, FRN 0.461% 1/25/36	69,012	66,534

The accompanying notes are an integral part of the financial statements.

34

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + .430%, FRN 0.852% 4/25/35	$66,926	$66,944
Home Equity Asset Trust, Series 2006-4, Class 2A3, 1 mo. USD LIBOR + .170%, FRN 0.592% 8/25/36	47,598	47,530
JP Morgan Mortgage Acquisition Corp., Series 2005-FLD1, Class M2, 1 mo. USD LIBOR + .735%, FRN 0.956% 7/25/35	1,228	1,227
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2, 1 mo. USD LIBOR + .795%, FRN 1.217% 2/25/35	181,543	179,838
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 1.247% 6/25/35	226,857	224,131
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + ..720%, FRN 1.142% 3/25/35	295,000	294,224
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2, 1 mo. USD LIBOR + .750%, FRN 0.971% 7/25/35	117,087	117,827
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D, 1 mo. LIBOR + .370%, FRN 0.792% 1/25/36	281,217	281,469
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A, 1 mo. USD LIBOR + .260%, FRN 0.481% 9/25/35	76,042	75,999
Park Place Securities, Inc., Series 2005-WCW3, Class A2C, 1 mo. USD LIBOR + .380%, FRN 0.601% 8/25/35	46,996	46,916
Park Place Securities, Inc., Series 2005-WHQ1, Class M2, 1 mo. USD LIBOR + .750%, FRN 0.971% 3/25/35	51,326	51,317
Residential Asset Securities Corp., Series 2005-EMX4, Class M1, 1 mo. USD LIBOR + .430%, FRN 0.852% 11/25/35	115,903	114,783
Structured Asset Investment Loan Trust, Series 2005-7, Class A5, 1 mo. USD LIBOR + ..720%, FRN 1.142% 8/25/35	37,041	37,071

		2,563,222

	Principal Amount	Value
Other ABS — 3.3%
321 Henderson Receivables I LLC, Series 2015-1A, Class A (b) 3.260% 9/15/72	$58,436	$56,553
321 Henderson Receivables LLC, Series 2005-1A, Class A1, 1 mo. LIBOR + .230%, FRN (b) 0.561% 11/15/40	120,313	114,827
AIMCO CLO Ltd., Series 2014-AA, Class A, 3 mo. USD LIBOR + 1.540%, FRN (b) 1.857% 7/20/26	360,000	357,839
ALM VIII Ltd., Series 2013-8A, Class A1A, 3 mo. USD LIBOR + 1.450%, FRN (b) 1.767% 1/20/26	250,000	248,028
ALM XIV Ltd., Series 2014-14A, Class A1, 3 mo. USD LIBOR + 1.430%, FRN (b) 1.753% 7/28/26	660,000	652,974
Alterna Funding I LLC, Series 2014-1A, Class NOTE (b) 1.639% 2/15/21	159,200	158,280
Apidos CLO XV, Series 2013-15A, Class A1, 3 mo. USD LIBOR + 1.350%, FRN (b) 1.667% 10/20/25	500,000	494,847
Applebee’s/IHOP Funding LLC, Series 2014-1, Class A2 (b) 4.277% 9/05/44	210,000	212,655
Arbys Funding LLC, Series 2015-1A, Class A2 (b) 4.969% 10/30/45	320,000	319,968
ARL Second LLC, Series 2014-1A, Class A1 (b) 2.920% 6/15/44	177,330	173,809
Avery Point CLO Ltd., Series 2014-5A, Class A, 3 mo. USD LIBOR + 1.460%, FRN (b) 1.775% 7/17/26	350,000	347,461
Avery Point III CLO Ltd., Series 2013-3A, Class A, 3 mo. USD LIBOR + 1.400%, FRN (b) 1.715% 1/18/25	250,000	246,191
Avery Point VI CLO Ltd., Series 2015-6A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (b) 1.784% 8/05/27	570,000	564,402
BCC Funding VIII LLC, Series 2014-1A, Class A (b) 1.794% 6/20/20	70,428	70,163

The accompanying notes are an integral part of the financial statements.

35

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Birchwood Park CLO Ltd., Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.440%, FRN (b) 1.761% 7/15/26	$345,000	$342,017
BlueMountain CLO Ltd., Series 2013-2A, Class A, 3 mo. USD LIBOR + 1.200%, FRN (b) 1.520% 1/22/25	250,000	245,860
BlueMountain CLO Ltd., Series 2015-2A, Class A1, 3 mo. USD LIBOR + 1.430%, FRN (b) 1.714% 7/18/27	380,000	374,807
BlueVirgo Trust, Series 2015-1A, Class NOTE (b) 3.000% 12/15/22	608,929	605,013
CAN Capital Funding LLC, Series 2014-1A, Class A (b) 3.117% 4/15/20	250,000	249,178
Carlyle Global Market Strategies, Series 2014-4A, Class A1, 3 mo. USD LIBOR + 1.500%, FRN (b) 1.821% 10/15/26	250,000	248,306
Carlyle Global Market Strategies, Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.520%, FRN (b) 1.837% 4/17/25	555,000	552,348
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (b) 2.000% 12/10/23	228,670	228,883
Citi Held For Asset Issuance, Series 2015-PM1, Class A (b) 1.850% 12/15/21	94,170	93,983
Citigroup Mortgage Loan Trust, Series 2006-SHL1, Class A1, 1 mo. USD LIBOR + .200%, FRN (b) 0.396% 11/25/45	169,943	169,276
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (b) 4.474% 3/20/43	167,781	167,781
Consumers Securitization Funding LLC, Series 2014-A, Class A2 2.962% 11/01/25	190,000	191,897
Cronos Containers Program I Ltd., Series 2014-2A, Class A (b) 3.270% 11/18/29	263,889	257,089
DB Master Finance LLC, Series 2015-1A, Class A2I (b) 3.262% 2/20/45	248,125	249,862
Diamond Resorts Owner Trust, Series 2013-2, Class A (b) 2.270% 5/20/26	173,080	173,387

	Principal Amount	Value
Diamond Resorts Owner Trust, Series 2014-1, Class A (b) 2.540% 5/20/27	$107,889	$108,499
Diamond Resorts Owner Trust, Series 2015-1, Class A (b) 2.730% 7/20/27	126,776	126,536
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2I (b) 3.484% 10/25/45	510,000	499,800
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2II (b) 4.474% 10/25/45	540,000	537,638
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	253,669	261,929
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (b) 5.800% 7/15/24	60,000	61,079
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class A, 3 mo. USD LIBOR + 1.350%, FRN (b) 1.667% 4/18/26	475,000	469,976
Eaton Vance CLO, Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (b) 1.771% 7/15/26	450,000	446,081
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (b) 2.707% 2/19/45	97,454	96,365
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	115,000	117,322
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (b) 4.212% 10/15/42	405,326	405,526
Galaxy XX CLO Ltd., Series 2015-20A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (b) 1.731% 7/20/27	425,000	422,937
Global Container Assets Ltd., Series 2013-1A, Class A1 (b) 2.200% 11/05/28	115,642	115,606
Global SC Finance II SRL, Series 2014-1A, Class A1 (b) 3.190% 7/17/29	214,583	210,790
Global SC Finance II SRL, Series 2013-2A, Class A (b) 3.670% 11/17/28	207,495	208,399
Global SC Funding One Ltd., Series 2015-1, Class B1 (b) 2.740% 1/18/30	166,792	137,425

The accompanying notes are an integral part of the financial statements.

36

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (b) 1.470% 4/25/25	$565,000	$553,237
GoldenTree Loan Opportunities VII Ltd., Series 2014-8A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (b) 1.765% 4/19/26	355,000	352,182
HFG Healthco-4 LLC, Series 2011-1A, Class A, 1 mo. LIBOR + 2.250%, FRN (b) 2.519% 6/02/17	250,000	250,861
Hilton Grand Vacations Trust, Series 2013-A, Class A (b) 2.280% 1/25/26	96,510	96,685
Horizon Funding Trust, Series 2013-1A, Class A (b) 3.000% 5/15/18	42,831	42,858
Icon Brand Holdings LLC, Series 2012-1A, Class A (b) 4.229% 1/25/43	165,194	165,661
Icon Brand Holdings LLC, Series 2013-1A, Class A (b) 4.352% 1/25/43	145,989	146,653
ING Investment Management CLO Ltd., Series 2013-3A, Class A1, 3 mo. USD LIBOR + 1.450%, FRN (b) 1.765% 1/18/26	260,000	256,556
J.G. Wentworth XXXV LLC, Series 2015-2A, Class A (b) 3.870% 3/15/58	99,900	98,783
LCM Ltd., Series 10AR, Class AR, 3 mo. LIBOR US + 1.260%, FRN (b) 1.581% 4/15/22	441,771	440,544
LCM Ltd., Series 16A, Class A, 3 mo. LIBOR US + 1.500%, FRN (b) 1.821% 7/15/26	460,000	457,948
Madison Park Funding XII Ltd., Series 2014-12A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (b) 1.817% 7/20/26	465,000	461,320
Miramax LLC, Series 2014-1A, Class A2 (b) 3.340% 7/20/26	216,944	215,383
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (b) 1.558% 7/20/18	107,805	107,734
New Residential Advance Receivables Trust, Series 2015-T3, Class AT3 (b) 2.540% 11/15/46	280,000	279,545

	Principal Amount	Value
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A, 3 mo. USD LIBOR + 1.120%, FRN (b) 1.437% 4/20/25	$355,000	$347,904
OHA Loan Funding Ltd., Series 2013-1A, Class A, 3 mo. USD LIBOR + 1.250%, FRN (b) 1.566% 7/23/25	270,000	266,778
Orange Lake Timeshare Trust, Series 2014-AA, Class A (b) 2.290% 7/09/29	77,487	76,924
Race Point VIII CLO Ltd., Series 2013-8A, Class A, 3 mo. LIBOR + 1.250%, FRN (b) 1.620% 2/20/25	250,000	248,364
Race Point VIII CLO Ltd., Series 2012-7A, Class A, 3 mo. USD LIBOR + 1.420%, FRN (b) 1.764% 11/08/24	250,000	248,370
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	53,833	54,224
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (b) 3.080% 9/20/32	100,949	100,948
Sierra Receivables Funding Co. LLC, Series 2011-1A, Class A (b) 3.350% 4/20/26	57,027	57,072
Sonic Capital LLC, Series 2011-1A, Class A2 (b) 5.438% 5/20/41	177,697	183,454
Spirit Master Funding LLC, Series 2014-4A, Class A1 (b) 3.501% 1/20/45	160,000	158,368
SpringCastle America Funding LLC, Series 2014-AA, Class A (b) 2.700% 5/25/23	359,316	359,765
SPS Servicer Advance Receivables Trust, Series 2015-T3, Class AT3 (b) 2.920% 7/15/47	200,000	199,793
Store Master Funding I LLC, Series 2015-1A, Class A1 (b) 3.750% 4/20/45	119,600	118,657
Structured Asset Securities Corp., Series 2007-BC4, Class A3, 1 mo. USD LIBOR + .250%, FRN 0.672% 11/25/37	55,463	55,397
Structured Receivables Finance LLC, Series 2010-B, Class A (b) 3.730% 8/15/36	122,838	127,620
Symphony CLO XV Ltd., Series 2014-15A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (b) 1.765% 10/17/26	430,000	426,339

The accompanying notes are an integral part of the financial statements.

37

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (b) 4.370% 7/15/41	$97,505	$102,141
Welk Resorts LLC, Series 2015-AA, Class A (b) 2.790% 6/16/31	200,458	199,890
Wendys Funding LLC, Series 2015-1A, Class A2I (b) 3.371% 6/15/45	473,813	464,810
Wendys Funding LLC, Series 2015-1A, Class A2II (b) 4.080% 6/15/45	309,225	310,193
Wendys Funding LLC, Series 2015-1A, Class A23 (b) 4.497% 6/15/45	423,938	419,567

		20,846,120

Student Loans ABS — 1.0%
Access Group, Inc., Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 1.340% 7/01/38	261,595	235,942
College Loan Corp. Trust, Series 2007-1, Class B2, 28 day ARS, FRN 1.918% 1/25/47	130,000	97,938
DRB Prime Student Loan Trust, Series 2015-B, Class A1, 1 mo. LIBOR + 1.900%, FRN (b) 2.121% 10/27/31	95,573	95,573
EdLinc Student Loan Funding Trust, Series 2012-1, Class B, 1 mo. LIBOR + 4.240%, FRN (b) 4.662% 11/26/40	270,000	305,895
Education Funding Capital Trust I, Series 2004-1, Class A4, 28 day ARS, FRN 1.697% 6/15/43	500,000	475,129
Education Funding Capital Trust I, Series 2004-1, Class B1, 28 day ARS, FRN 1.846% 6/15/43	100,000	90,801
Education Funding Capital Trust I, Series 2004-1, Class A6, 28 day ARS, FRN 1.908% 6/15/43	200,000	196,041
Goal Capital Funding Trust, Series 2007-1, Class C1, 3 mo. LIBOR + .400%, FRN 1.003% 6/25/42	56,086	56,083
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2, 3 mo. LIBOR + .300%, FRN 0.623% 10/28/41	104,742	104,296

	Principal Amount	Value
National Collegiate Student Loan Trust, Series 2006-3, Class A3, 1 mo. LIBOR + .150%, FRN 0.572% 10/25/27	$262,968	$261,169
National Collegiate Student Loan Trust, Series 2005-1, Class A4, 1 mo. LIBOR + .240%, FRN 0.662% 11/27/28	145,587	143,577
Navient Student Loan Trust, Series 2014-1, Class B, 1 mo. LIBOR + 1.500%, FRN 1.721% 6/25/48	220,000	199,395
Navient Student Loan Trust, Series 2014-8, Class B, 1 mo. LIBOR + 1.500%, FRN 1.721% 7/26/49	155,000	139,257
Navient Student Loan Trust, Series 2015-3, Class B, 1 mo. LIBOR + 1.500%, FRN 1.721% 10/25/58	150,000	124,070
Nelnet Student Loan Trust, Series 2006-3, Class B, 3 mo. LIBOR + .250%, FRN 0.853% 6/25/41	145,434	127,523
Nelnet Student Loan Trust, Series 2005-4, Class A4R2, 28 day ARS, FRN 1.422% 3/22/32	200,000	186,847
Nelnet Student Loan Trust, Series 2015-3A, Class B, 1 mo. LIBOR + 1.500%, FRN (b) 1.721% 7/27/50	150,000	128,146
North Carolina State Education Assistance Authority, Series 2011-2, Class A3, 3 mo. LIBOR + .800%, FRN 1.120% 7/25/36	250,000	237,806
SLC Private Student Loan Trust, Series 2006-A, Class C, 3 mo. LIBOR + .450%, FRN 0.771% 7/15/36	230,000	203,699
SLC Student Loan Trust, Series 2006-A, Class A5, 3 mo. LIBOR + .170%, FRN 0.491% 7/15/36	102,316	101,398
SLC Student Loan Trust, Series 2006-A, Class B, 3 mo. LIBOR + .300%, FRN 0.621% 7/15/36	125,000	120,419
SLM Student Loan Trust, Series 2006-1, Class A5, 3 mo. LIBOR + .110%, FRN 0.430% 7/26/21	240,000	234,752

The accompanying notes are an integral part of the financial statements.

38

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2005-5, Class A4 FRN 0.460% 10/25/28	$330,000	$310,503
SLM Student Loan Trust, Series 2005-3, Class B, 3 mo. LIBOR + .150%, FRN 0.470% 4/25/40	221,083	183,852
SLM Student Loan Trust, Series 2014-1, Class A3, 1 mo. LIBOR + .600%, FRN 0.821% 2/26/29	150,000	143,450
SLM Student Loan Trust, Series 2005-5, Class A5, 3 mo. LIBOR + .750%, FRN 1.070% 10/25/40	300,000	288,340
SLM Student Loan Trust, Series 2008-7, Class A4, 3 mo. LIBOR + .900%, FRN 1.220% 7/25/23	230,000	224,451
SLM Student Loan Trust, Series 2002-7, Class A10, 28 day ARS, FRN 1.900% 3/15/28	190,000	190,000
SLM Student Loan Trust, Series 2003-5, Class A7, 28 day ARS, FRN 2.760% 6/17/30	50,000	50,000
SLM Student Loan Trust, Series 2002-7, Class A11, 28 day ARS, FRN 2.780% 3/15/28	260,000	260,000
SLM Student Loan Trust, Series 2003-5, Class A9, 28 day ARS, FRN 2.900% 6/17/30	350,000	350,000
South Carolina Student Loan Corp., Series 2014-1, Class A2, 1 mo. LIBOR + 1.000%, FRN 1.243% 1/03/33	290,000	278,494
South Carolina Student Loan Corp., Series 2010-1, Class A3, 3 mo. LIBOR + 1.050%, FRN 1.370% 10/27/36	170,000	167,863

		6,312,709

WL Collateral CMO — 0.2%
Connecticut Avenue Securities, Series 2015-C03, Class 1M1, 1 mo. USD LIBOR + 1.500%, FRN 1.721% 7/25/25	500,284	499,446
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, FRN 2.616% 2/25/34	21,612	20,234

	Principal Amount	Value
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, FRN 3.028% 9/25/33	$7,805	$7,124
GS Mortgage Securities Corp., Series 2014-4R, Class AS, 1 mo. USD LIBOR + .180%, FRN (b) 0.376% 1/26/34	249,512	240,611
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, FRN 2.764% 8/25/34	16,586	15,494
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, FRN 2.496% 8/25/34	69,556	57,239
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2, 1 mo. USD LIBOR + .250%, FRN 0.471% 8/25/36	34,922	34,219
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA, FRN 2.905% 7/25/33	4,599	4,455
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA, FRN 3.011% 2/25/34	9,310	8,905
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, FRN 2.499% 2/25/34	259	263
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, FRN 2.556% 3/25/34	44,488	44,322
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400%, FRN 1.643% 4/25/44	97,878	94,693

		1,027,005

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1, FRN 2.885% 6/25/32	26,298	24,850

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $44,102,534)		43,709,548

SOVEREIGN DEBT OBLIGATIONS — 0.3%
Colombia Government International Bond 6.125% 1/18/41	620,000	598,300
Peruvian Government International Bond 6.550% 3/14/37	95,000	109,725

The accompanying notes are an integral part of the financial statements.

39

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Poland Government International Bond 6.375% 7/15/19	$230,000	$262,775
Province of Quebec Canada 7.500% 9/15/29	90,000	129,442
Republic of Turkey International Bond 4.875% 4/16/43	81,000	71,280
Republic of Turkey International Bond 6.750% 4/03/18	145,000	156,020
United Mexican States 4.750% 3/08/44	360,000	327,960
United Mexican States 5.125% 1/15/20	200,000	218,000
United Mexican States 6.750% 9/27/34	160,000	192,000

		2,065,502

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,092,318)		2,065,502

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 8.5%
Collateralized Mortgage Obligations — 0.7%
Federal Home Loan Mortgage Corp. Series 4303, Class AP 3.000% 8/15/43	773,946	801,979
Series 4290, Class CA 3.500% 12/15/38	435,909	452,511
Series 2617, Class Z 5.500% 5/15/33	364,116	407,824
Series 2693, Class Z 5.500% 10/15/33	628,228	693,855
Series 3423, Class PB 5.500% 3/15/38	125,000	139,900
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA3, Class M1 1 mo. USD LIBOR + 1.350%, FRN 1.772% 4/25/28	245,856	245,997
Federal National Mortgage Association Series 2014-7, Class VA 3.500% 5/25/25	260,876	273,903
Series 2014-48, Class AB 4.000% 10/25/40	611,641	643,137
Series 2007-32, Class Z 5.500% 4/25/37	211,512	233,999
Series 2010-60, Class HJ 5.500% 5/25/40	143,134	156,591
Federal National Mortgage Association REMIC Series 2007-B2, Class ZA 5.500% 6/25/37	184,807	203,070

	Principal Amount	Value
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	$144,789	$161,391

		4,414,157

Pass-Through Securities — 7.8%
Federal Home Loan Mortgage Corp. Pool #Q37467 3.500% 11/01/45	1,198,180	1,235,576
Pool #Q37468 3.500% 11/01/45	898,642	927,813
Pool #E85346 6.000% 9/01/16	3,012	3,061
Pool #E85389 6.000% 9/01/16	1,287	1,306
Pool #E85542 6.000% 10/01/16	2,756	2,795
Pool #G11431 6.000% 2/01/18	3,219	3,306
Pool #E85089 6.500% 8/01/16	6,793	6,899
Pool #E85301 6.500% 9/01/16	5,267	5,349
Pool #C55867 7.500% 2/01/30	71,173	82,934
Pool #C01079 7.500% 10/01/30	9,592	11,394
Pool #C01135 7.500% 2/01/31	30,485	35,973
Pool #C00470 8.000% 8/01/26	21,159	24,893
Pool #G00924 8.000% 3/01/28	24,160	28,402
Pool #554904 9.000% 3/01/17	97	100
Federal Home Loan Mortgage Corp. TBA Pool #648 3.500% 6/01/43 (d)	1,450,000	1,492,481
Pool #4200 4.000% 4/01/42 (d)	3,350,000	3,538,437
Federal National Mortgage Association Pool #725692 1 year CMT + 2.146%, FRN 2.398% 10/01/33	91,053	96,100
Pool #888586 1 year CMT + 2.213%, FRN 2.481% 10/01/34	146,292	154,783
Pool #890564 3.000% 6/01/43	665,788	668,051
Pool #AB8527 3.500% 3/01/43	152,177	157,116
Pool #AR8708 3.500% 4/01/43	216,120	223,136

The accompanying notes are an integral part of the financial statements.

40

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AT4050 3.500% 5/01/43	$277,220	$286,219
Pool #MA1463 3.500% 6/01/43	708,408	731,404
Pool #AS6187 3.500% 11/01/45	2,788,261	2,880,513
Pool #AS6293 3.500% 12/01/45	1,345,066	1,389,569
Pool #AS6306 3.500% 12/01/45	928,380	960,257
Pool #AB6261 4.000% 9/01/42	1,604,320	1,702,773
Pool #587994 6.000% 6/01/16	2,924	2,948
Pool #564594 7.000% 1/01/31	11,698	13,546
Pool #572844 7.000% 4/01/31	25,478	29,791
Pool #253795 7.000% 5/01/31	83,036	96,913
Pool #499386 7.500% 9/01/29	2,014	2,375
Pool #521006 7.500% 12/01/29	711	837
Pool #522769 7.500% 12/01/29	71	84
Pool #252981 7.500% 1/01/30	10,295	12,114
Pool #531196 7.500% 2/01/30	1,094	1,294
Pool #524874 7.500% 2/01/30	430	453
Pool #524317 7.500% 3/01/30	1,165	1,378
Pool #530299 7.500% 3/01/30	303	351
Pool #530520 7.500% 3/01/30	12,615	14,801
Pool #253183 7.500% 4/01/30	4,270	5,033
Pool #253265 7.500% 5/01/30	2,925	3,423
Pool #536999 8.000% 3/01/30	122	144
Pool #526380 8.000% 5/01/30	6,385	7,665
Pool #536949 8.000% 5/01/30	1,581	1,903
Pool #535351 8.000% 6/01/30	4,527	5,411
Pool #253481 8.000% 10/01/30	3,136	3,762

	Principal Amount	Value
Pool #190317 8.000% 8/01/31	$1,283	$1,535
Pool #596656 8.000% 8/01/31	1,305	1,446
Pool #602008 8.000% 8/01/31	3,796	4,553
Federal National Mortgage Association TBA Pool #3348 2.500% 3/01/28 (d)	3,150,000	3,175,102
Pool #1048 2.500% 7/01/42 (d)	4,475,000	4,322,046
Pool #4241 3.000% 12/01/42 (d)	6,600,000	6,598,453
Pool #9174 4.000% 9/01/42 (d)	525,000	555,434
Government National Mortgage Association Pool #783896 3.500% 5/15/44	920,740	963,144
Pool #784026 3.500% 12/20/44	247,647	259,198
Pool #359587 7.000% 6/15/23	540	598
Pool #337539 7.000% 7/15/23	879	990
Pool #363066 7.000% 8/15/23	10,541	11,921
Pool #354674 7.000% 10/15/23	8,041	9,011
Pool #362651 7.000% 10/15/23	16,979	18,829
Pool #368814 7.000% 10/15/23	1,793	1,956
Pool #352021 7.000% 11/15/23	3,072	3,452
Pool #371967 7.000% 11/15/23	713	809
Pool #591581 7.000% 8/15/32	10,810	12,744
Pool #205884 7.500% 5/15/17	7,837	8,046
Pool #213760 7.500% 6/15/17	2,088	2,148
Government National Mortgage Association II Pool #82488 1 year CMT + 1.500%, FRN, 1.750% 3/20/40	167,189	173,161
Pool #82462 1 year CMT + 1.500%, FRN, 2.500% 1/20/40	121,492	125,709

The accompanying notes are an integral part of the financial statements.

41

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Government National Mortgage Association II TBA Pool #188 3.000% 8/01/43 (d)	$2,875,000	$2,912,510
Pool #207 3.500% 12/01/43 (d)	3,150,000	3,283,875
Pool #872 4.500% 3/01/41 (d)	9,600,000	10,314,000

		49,615,536

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $54,088,275)		54,029,693

U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bonds & Notes — 0.2%
U.S. Treasury Bond (e) 3.000% 11/15/44	430,000	428,774
U.S. Treasury Note (e) 1.000% 12/15/17	350,000	349,508
U.S. Treasury Note 2.125% 5/15/25	600,000	592,136

		1,370,418

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,368,442)		1,370,418

TOTAL BONDS & NOTES (Cost $201,305,597)		198,146,110

PURCHASED OPTIONS — 0.0%
Financial — 0.0%
Diversified Financial — 0.0%
5 Year CDX.NA.IG.25 Swaption, Put, Expires 1/14/16, Strike 120.00 (OTC - JP Morgan Chase Bank); Underlying swap terminates 3/16/16	6,100,000	7,149
5 Year CDX.NA.IG.25 Swaption, Put, Expires 1/15/16, Strike 120.00 (OTC - JP Morgan Chase Bank); Underlying swap terminates 3/16/16	33,700,000	39,497
5 Year CDX.NA.IG.25 Swaption, Put, Expires 1/14/16, Strike 120.00 (OTC - JP Morgan Chase Bank); Underlying swap terminates 3/16/16	16,850,000	19,748

		66,394

TOTAL PURCHASED OPTIONS (Cost $117,135)		66,394

	Number of Shares	Value
RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Safeway Casa Ley Contingent Value (a) (f)	18,800	$18,988
Safeway PDC LLC Contingent Value (a) (f)	18,800	940

		19,928

TOTAL RIGHTS (Cost $19,928)		19,928

TOTAL LONG-TERM INVESTMENTS (Cost $527,403,720)		631,484,675

	Principal Amount
SHORT-TERM INVESTMENTS — 5.8%
Commercial Paper — 5.8%
Agrium, Inc. 0.850% 1/15/16	$2,624,000	2,623,508
Airgas, Inc. (b) 0.580% 1/21/16	3,935,000	3,933,921
Deutsche Telekom AG (b) 0.850% 1/29/16	2,155,000	2,154,029
Encana Corp. (b) 1.100% 1/04/16	4,700,000	4,699,801
ERAC USA Finance LLC (b) 0.650% 2/18/16	1,675,000	1,673,865
ERAC USA Finance LLC (b) 1.016% 3/22/16	3,300,000	3,295,926
Harley-Davidson Funding Corp. (b) 0.880% 3/11/16	4,500,000	4,495,287
HP, Inc. (b) 1.020% 1/29/16	2,050,000	2,049,432
Plains All American Pipeline LP (b) 1.500% 2/02/16	5,000,000	4,997,791
Volvo Group Treasury NA (b) 0.750% 1/29/16	2,380,000	2,379,082
Williams Partners LP (b) 1.015% 1/27/16	4,710,000	4,708,315

		37,010,957

Repurchase Agreement — 0.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (g)	53,548	53,548

The accompanying notes are an integral part of the financial statements.

42

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/04/16	$7,403	$7,403

TOTAL SHORT-TERM INVESTMENTS (Cost $37,056,300)		37,071,908

TOTAL INVESTMENTS — 105.5% (Cost $564,460,020) (h)		668,556,583

Other Assets/(Liabilities) — (5.5)%		(34,920,044)

NET ASSETS — 100.0%		$633,636,539

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities amounted to a value of $77,988,917 or 12.31% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At December 31, 2015, these securities amounted to a value of $83,266 or 0.01% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2015, these securities amounted to a value of $19,928 or 0.00% of net assets.
(g)	Maturity value of $53,548. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $58,804.
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

43

MML Equity Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 98.7%

COMMON STOCK — 98.7%
Basic Materials — 2.2%
Chemicals — 1.3%
E.I. du Pont de Nemours & Co.	70,053	$4,665,530
Eastman Chemical Co.	47,920	3,235,079
LyondellBasell Industries NV Class A	24,792	2,154,425

		10,055,034

Foods — 0.2%
BHP Billiton Ltd. Sponsored ADR (Australia) (a)	64,680	1,666,157

Mining — 0.7%
Vulcan Materials Co.	56,422	5,358,397

		17,079,588

Communications — 8.3%
Advertising — 0.7%
Nielsen Holdings PLC	28,780	1,341,148
Omnicom Group, Inc.	55,383	4,190,278

		5,531,426

Internet — 1.5%
Alphabet, Inc. Class A (b)	5,720	4,450,217
Liberty Interactive Corp. QVC Group (b)	133,839	3,656,482
Symantec Corp.	190,321	3,996,741

		12,103,440

Media — 2.9%
CBS Corp. Class B (Non-Voting)	72,450	3,414,568
Comcast Corp. Class A	94,893	5,354,812
DISH Network Corp. Class A (b)	77,170	4,412,581
Liberty Global PLC Series A (b)	62,463	2,645,933
Viacom, Inc. Class B	60,100	2,473,716
The Walt Disney Co.	37,880	3,980,430

		22,282,040

Telecommunications — 3.2%
Cisco Systems, Inc.	191,669	5,204,772
QUALCOMM, Inc.	78,505	3,924,072
T-Mobile US, Inc. (b)	70,730	2,766,957
Verizon Communications, Inc.	197,113	9,110,563
Vodafone Group PLC Sponsored ADR (United Kingdom)	119,576	3,857,522

		24,863,886

		64,780,792

Consumer, Cyclical — 8.4%
Airlines — 0.4%
Delta Air Lines, Inc.	54,670	2,771,222

Apparel — 0.5%
Ralph Lauren Corp.	35,889	4,000,906

	Number of Shares	Value
Auto Manufacturers — 0.8%
Ford Motor Co.	160,800	$2,265,672
General Motors Co.	110,279	3,750,589

		6,016,261

Automotive & Parts — 0.8%
Johnson Controls, Inc.	151,920	5,999,321

Entertainment — 0.4%
Cinemark Holdings, Inc.	89,930	3,006,360

Home Builders — 0.4%
Lennar Corp. Class A (a)	69,930	3,420,276

Home Furnishing — 0.3%
Whirlpool Corp.	14,370	2,110,522

Household Products — 0.6%
Reckitt Benckiser Group PLC Sponsored ADR (United Kingdom) (a)	236,360	4,429,386

Leisure Time — 1.4%
Carnival Corp.	143,260	7,804,805
Harley-Davidson, Inc.	71,216	3,232,494

		11,037,299

Retail — 2.8%
Costco Wholesale Corp.	23,260	3,756,490
CVS Health Corp.	49,095	4,800,018
Dollar General Corp.	28,376	2,039,383
Kohl’s Corp.	24,860	1,184,082
Lowe’s Cos., Inc.	48,637	3,698,357
Wal-Mart Stores, Inc.	28,690	1,758,697
Walgreens Boots Alliance, Inc.	57,540	4,899,819

		22,136,846

		64,928,399

Consumer, Non-cyclical — 20.2%
Agriculture — 1.4%
Philip Morris International, Inc.	86,562	7,609,665
Reynolds American, Inc.	68,730	3,171,890

		10,781,555

Beverages — 2.2%
The Coca-Cola Co.	137,710	5,916,022
PepsiCo, Inc.	111,512	11,142,279

		17,058,301

Biotechnology — 0.7%
Amgen, Inc.	19,060	3,094,010
Gilead Sciences, Inc.	26,090	2,640,047

		5,734,057

Cosmetics & Personal Care — 0.3%
The Procter & Gamble Co.	34,240	2,718,998

Foods — 0.7%
Mondelez International, Inc. Class A	118,999	5,335,915

The accompanying notes are an integral part of the financial statements.

44

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 0.8%
Medtronic PLC	77,303	$5,946,147

Health Care – Services — 3.1%
HCA Holdings, Inc. (b)	19,900	1,345,837
Humana, Inc.	18,732	3,343,849
Thermo Fisher Scientific, Inc.	24,580	3,486,673
UnitedHealth Group, Inc.	134,484	15,820,698

		23,997,057

Pharmaceuticals — 11.0%
AbbVie, Inc.	79,271	4,696,014
Allergan PLC (b)	20,791	6,497,188
Baxalta, Inc.	51,450	2,008,094
Cardinal Health, Inc.	99,220	8,857,369
Eli Lilly & Co.	155,239	13,080,438
Express Scripts Holding Co. (b)	56,991	4,981,583
Merck & Co., Inc.	126,782	6,696,625
Pfizer, Inc.	574,824	18,555,319
Quintiles Transnational Holdings, Inc. (b)	31,810	2,184,075
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	280,455	18,409,066

		85,965,771

		157,537,801

Energy — 9.5%
Oil & Gas — 7.5%
Anadarko Petroleum Corp.	107,291	5,212,197
Apache Corp.	131,207	5,834,775
BP PLC Sponsored ADR (United Kingdom)	168,420	5,264,809
Chesapeake Energy Corp. (a)	507,320	2,282,940
Chevron Corp.	53,717	4,832,381
ConocoPhillips	120,074	5,606,255
Hess Corp.	68,348	3,313,511
Marathon Oil Corp.	236,389	2,976,138
Occidental Petroleum Corp.	10,010	676,776
Phillips 66	42,520	3,478,136
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	78,229	3,582,106
Suncor Energy, Inc.	423,280	10,920,624
Valero Energy Corp.	56,609	4,002,823

		57,983,471

Oil & Gas Services — 1.5%
Halliburton Co.	139,652	4,753,754
National Oilwell Varco, Inc.	82,061	2,748,223
Schlumberger Ltd.	60,603	4,227,059

		11,729,036

Pipelines — 0.5%
Enbridge, Inc.	122,138	4,053,760

		73,766,267

	Number of Shares	Value
Financial — 25.7%
Banks — 6.3%
Bank of America Corp.	879,056	$14,794,512
Capital One Financial Corp.	43,620	3,148,492
Fifth Third Bancorp	306,423	6,159,102
Intesa Sanpaolo SpA Sponsored ADR (Italy) (a)	155,960	3,116,861
PNC Financial Services Group, Inc.	54,395	5,184,387
State Street Corp.	46,796	3,105,383
Wells Fargo & Co.	136,214	7,404,593
Zions Bancorp	219,976	6,005,345

		48,918,675

Diversified Financial — 12.8%
Ally Financial, Inc. (b)	612,460	11,416,255
American Express Co.	48,031	3,340,556
Ameriprise Financial, Inc.	42,670	4,540,941
Citigroup, Inc.	456,111	23,603,744
Discover Financial Services	103,135	5,530,099
FNF Group	119,252	4,134,467
The Goldman Sachs Group, Inc.	34,690	6,252,179
JP Morgan Chase & Co.	383,105	25,296,423
Legg Mason, Inc.	71,061	2,787,723
Morgan Stanley	208,300	6,626,023
Synchrony Financial (b)	125,300	3,810,373
T. Rowe Price Group, Inc.	33,780	2,414,932

		99,753,715

Insurance — 5.0%
American International Group, Inc.	304,724	18,883,746
Aon PLC	55,840	5,149,006
Genworth Financial, Inc. Class A (b)	428,060	1,596,664
MetLife, Inc.	103,044	4,967,751
The Travelers Cos., Inc.	42,709	4,820,138
Unum Group	112,772	3,754,180

		39,171,485

Real Estate Investment Trusts (REITS) — 1.6%
Equity Residential	44,240	3,609,542
Public Storage	18,510	4,584,927
Weyerhaeuser Co.	128,781	3,860,854

		12,055,323

		199,899,198

Industrial — 11.7%
Aerospace & Defense — 2.0%
Lockheed Martin Corp.	23,720	5,150,798
Northrop Grumman Corp.	26,329	4,971,179
United Technologies Corp.	58,002	5,572,252

		15,694,229

Building Materials — 0.6%
Louisiana-Pacific Corp. (b)	274,890	4,950,769

The accompanying notes are an integral part of the financial statements.

45

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electronics — 1.2%
Knowles Corp. (a) (b)	154,403	$2,058,192
TE Connectivity Ltd.	111,980	7,235,028

		9,293,220

Environmental Controls — 0.6%
Waste Management, Inc.	82,940	4,426,508

Machinery – Construction & Mining — 0.8%
Caterpillar, Inc.	45,610	3,099,656
Ingersoll-Rand PLC	58,942	3,258,903

		6,358,559

Manufacturing — 3.9%
Danaher Corp.	98,648	9,162,426
Eaton Corp. PLC	186,327	9,696,457
Honeywell International, Inc.	51,648	5,349,183
Parker Hannifin Corp.	22,963	2,226,952
Pentair PLC	73,919	3,661,208

		30,096,226

Packaging & Containers — 0.7%
Sealed Air Corp.	103,677	4,623,994
WestRock Co.	19,820	904,188

		5,528,182

Transportation — 1.9%
American ExpressNorfolk Southern Corp.	52,985	4,482,001
CSX Corp.	230,260	5,975,247
FedEx Corp.	29,710	4,426,493

		14,883,741

		91,231,434

Technology — 8.9%
Computers — 2.8%
Apple, Inc.	57,231	6,024,135
EMC Corp.	147,814	3,795,864
SanDisk Corp.	71,320	5,419,607
Synopsys, Inc. (b)	107,030	4,881,638
Western Digital Corp.	32,040	1,924,002

		22,045,246

Internet — 0.4%
Check Point Software Technologies Ltd. (a) (b)	40,820	3,321,932

Semiconductors — 2.6%
Broadcom Corp. Class A	157,030	9,079,475
Intel Corp.	149,680	5,156,476
Micron Technology, Inc. (b)	183,576	2,599,436
Texas Instruments, Inc.	55,750	3,055,657

		19,891,044

Software — 3.1%
First Data Corp. Class A (b)	180,120	2,885,522
Microsoft Corp.	355,823	19,741,060

	Number of Shares	Value
Oracle Corp.	42,360	$1,547,411

		24,173,993

		69,432,215

Utilities — 3.8%
Electric — 3.8%
Calpine Corp. (b)	189,618	2,743,772
Edison International	181,810	10,764,970
NextEra Energy, Inc.	64,632	6,714,619
PG&E Corp.	122,852	6,534,498
WEC Energy Group, Inc.	51,420	2,638,360

		29,396,219

TOTAL COMMON STOCK (Cost $652,876,729)		768,051,913

TOTAL EQUITIES (Cost $652,876,729)		768,051,913

MUTUAL FUNDS — 2.2%
Diversified Financial — 2.2%
State Street Navigator Securities Lending Prime Portfolio (c)	17,009,458	17,009,458

TOTAL MUTUAL FUNDS (Cost $17,009,458)		17,009,458

TOTAL LONG-TERM INVESTMENTS (Cost $669,886,187)		785,061,371

	Principal Amount
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (d)	$9,066,445	9,066,445

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/04/16	34,180	34,180

TOTAL SHORT-TERM INVESTMENTS (Cost $9,100,625)		9,100,625

TOTAL INVESTMENTS — 102.0% (Cost $678,986,812) (e)		794,161,996

Other Assets/(Liabilities) — (2.0)%		(15,748,870)

NET ASSETS — 100.0%		$778,413,126

The accompanying notes are an integral part of the financial statements.

46

MML Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2015, was $16,531,772 or 2.12% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $9,066,455. Collateralized by U.S. Government Agency obligations with rates ranging from 2.120% – 4.000%, maturity dates ranging from 12/15/17 – 11/07/22, and an aggregate market value, including accrued interest, of $9,252,074.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

47

MML Managed Bond Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 0.2%

PREFERRED STOCK — 0.2%
Energy — 0.0%
Oil & Gas — 0.0%
Southwestern Energy Co. 6.250%	30,950	$574,123

Financial — 0.2%
Insurance — 0.2%
The Allstate Corp. 5.100%	95,000	2,345,550

TOTAL PREFERRED STOCK (Cost $3,922,500)		2,919,673

TOTAL EQUITIES (Cost $3,922,500)		2,919,673

	Principal Amount
BONDS & NOTES — 98.1%

CORPORATE DEBT — 48.0%
Advertising — 0.2%
WPP Finance 2010 4.750% 11/21/21	$763,000	822,110
WPP Finance 2010 5.625% 11/15/43	1,205,000	1,222,503

		2,044,613

Aerospace & Defense — 0.2%
Exelis, Inc. 4.250% 10/01/16	1,790,000	1,822,115
United Technologies Corp. 6.125% 7/15/38	350,000	426,447

		2,248,562

Agriculture — 0.6%
Altria Group, Inc. 4.250% 8/09/42	515,000	472,533
Altria Group, Inc. 9.700% 11/10/18	112,000	134,681
Altria Group, Inc. 9.950% 11/10/38	170,000	272,487
Bunge Ltd. Finance Corp. 3.200% 6/15/17	1,200,000	1,211,759
Bunge Ltd. Finance Corp. 3.500% 11/24/20	955,000	949,683
Imperial Tobacco Finance PLC (a) 2.950% 7/21/20	2,170,000	2,174,253
Philip Morris International, Inc. 6.375% 5/16/38	160,000	201,808
Reynolds American, Inc. 3.250% 6/12/20	840,000	853,695
Reynolds American, Inc. 5.850% 8/15/45	760,000	844,922

		7,115,821

	Principal Amount	Value
Airlines — 0.2%
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	$249,909	$248,659
American Airlines Pass-Through Trust, Series 2014-1, Class A 3.700% 4/01/28	598,058	598,417
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A 4.100% 10/01/29	1,955,000	1,925,675
United Air Lines, Inc. (b) 10.110% 2/19/49	80,374	20,395

		2,793,146

Auto Manufacturers — 1.0%
Ford Motor Credit Co. LLC 2.551% 10/05/18	3,860,000	3,832,590
General Motors Co. 5.200% 4/01/45	1,575,000	1,476,922
General Motors Financial Co., Inc. 3.100% 1/15/19	4,385,000	4,378,628
General Motors Financial Co., Inc. 3.200% 7/13/20	1,895,000	1,865,823
Hyundai Capital America (a) 2.550% 2/06/19	1,045,000	1,036,889

		12,590,852

Automotive & Parts — 0.0%
Lear Corp. 4.750% 1/15/23	440,000	442,200

Banks — 4.7%
Associated Banc-Corp. 2.750% 11/15/19	2,805,000	2,784,209
Associated Banc-Corp. 4.250% 1/15/25	4,455,000	4,457,726
Bank of America Corp. 4.000% 4/01/24	2,285,000	2,336,904
Bank of America Corp. 5.650% 5/01/18	1,230,000	1,322,629
Bank of America Corp. 5.750% 12/01/17	780,000	834,405
Bank of America Corp. 5.875% 2/07/42	470,000	548,527
TheBank of Nova Scotia 4.500% 12/16/25	2,720,000	2,707,415
Barclays PLC 4.375% 9/11/24	1,385,000	1,354,282
Commonwealth Bank of Australia (a) 4.500% 12/09/25	3,040,000	3,014,513
Compass Bank 3.875% 4/10/25	3,190,000	2,923,858
Credit Agricole SA (a) 2.750% 6/10/20	2,340,000	2,352,552

The accompanying notes are an integral part of the financial statements.

48

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Credit Suisse AG 5.400% 1/14/20	$1,410,000	$1,543,827
Discover Bank 2.000% 2/21/18	1,385,000	1,375,636
First Horizon National Corp. 3.500% 12/15/20	3,580,000	3,548,911
ICICI Bank Ltd. (a) 4.700% 2/21/18	1,250,000	1,299,279
ICICI Bank Ltd. (a) 4.750% 11/25/16	1,276,000	1,306,158
Intesa Sanpaolo SpA, 5 year USD swap rate + 5.462%, VRN (a) 7.700% 12/29/49	1,540,000	1,568,875
JP Morgan Chase & Co. 3.875% 9/10/24	1,420,000	1,412,537
Morgan Stanley 3.950% 4/23/27	1,175,000	1,140,430
MUFG Union Bank NA 2.625% 9/26/18	500,000	504,800
Regions Bank 2.250% 9/14/18	2,870,000	2,866,984
Regions Financial Corp. 7.500% 5/15/18	765,000	850,022
Santander Holdings USA, Inc. 2.650% 4/17/20	2,230,000	2,187,782
Skandinaviska Enskilda Banken AB (a) 2.375% 3/25/19	680,000	683,128
State Street Corp. 3.300% 12/16/24	2,300,000	2,321,721
SVB Financial Group 3.500% 1/29/25	3,885,000	3,722,137
SVB Financial Group 5.375% 9/15/20	475,000	519,670
Valley National Bancorp 5.125% 9/27/23	1,530,000	1,598,088
Wachovia Bank NA 6.600% 1/15/38	325,000	419,468
Wells Fargo & Co. 4.300% 7/22/27	3,360,000	3,432,354
Wells Fargo & Co. 4.600% 4/01/21	210,000	228,928

		57,167,755

Beverages — 0.1%
Anheuser-Busch Cos, Inc. 6.500% 2/01/43	125,000	152,213
Pernod Ricard SA (a) 2.950% 1/15/17	1,400,000	1,417,509

		1,569,722

Biotechnology — 0.1%
Amgen, Inc. 5.150% 11/15/41	950,000	964,472

	Principal Amount	Value
Building Materials — 0.4%
CRH America, Inc. 8.125% 7/15/18	$1,195,000	$1,359,438
Lafarge SA 6.500% 7/15/16	1,185,000	1,214,910
Martin Marietta Material, Inc., 3 mo. USD LIBOR + 1.100%, FRN 1.426% 6/30/17	1,365,000	1,355,504
Masco Corp. 4.450% 4/01/25	568,000	556,640
Owens Corning, Inc. 9.000% 6/15/19	590,000	683,811

		5,170,303

Chemicals — 1.4%
Ashland, Inc. STEP 4.750% 8/15/22	9,620,000	9,355,450
Ashland, Inc. 6.875% 5/15/43	1,027,000	975,650
Cabot Corp. 5.000% 10/01/16	2,215,000	2,269,618
Cytec Industries, Inc. 8.950% 7/01/17	125,000	136,041
TheDow Chemical Co. 8.550% 5/15/19	250,000	294,662
Ecolab, Inc. 4.350% 12/08/21	375,000	400,414
Incitec Pivot Finance LLC (a) 6.000% 12/10/19	640,000	693,953
Methanex Corp. 5.250% 3/01/22	350,000	344,617
RPM International, Inc. 6.125% 10/15/19	550,000	601,611
RPM International, Inc. 6.500% 2/15/18	1,390,000	1,499,240
Valspar Corp. 7.250% 6/15/19	315,000	357,388

		16,928,644

Commercial Services — 1.1%
TheADT Corp. 2.250% 7/15/17	1,770,000	1,761,150
Cardtronics, Inc., Convertible 1.000% 12/01/20	1,250,000	1,160,156
ERAC USA Finance LLC (a) 2.800% 11/01/18	395,000	397,562
ERAC USA Finance LLC (a) 6.700% 6/01/34	125,000	147,433
Leidos Holdings, Inc. 4.450% 12/01/20	5,665,000	5,638,879
TheWestern Union Co. 5.930% 10/01/16	4,020,000	4,147,647

		13,252,827

The accompanying notes are an integral part of the financial statements.

49

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Computers — 0.9%
Electronic Data Systems LLC 7.450% 10/15/29	$300,000	$347,940
Hewlett Packard Enterprise Co. (a) 3.600% 10/15/20	2,940,000	2,946,747
Hewlett Packard Enterprise Co. (a) 4.900% 10/15/25	3,965,000	3,888,134
Hewlett Packard Enterprise Co. (a) 6.350% 10/15/45	3,180,000	3,018,908
SanDisk Corp., Convertible 0.500% 10/15/20	924,000	956,340

		11,158,069

Cosmetics & Personal Care — 0.0%
TheProcter & Gamble Co. 5.800% 8/15/34	175,000	211,661

Distribution & Wholesale — 0.3%
Ingram Micro, Inc. 4.950% 12/15/24	3,045,000	3,033,776

Diversified Financial — 5.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.500% 5/15/21	4,735,000	4,811,944
Affiliated Managers Group, Inc. 3.500% 8/01/25	2,080,000	1,978,382
Affiliated Managers Group, Inc. 4.250% 2/15/24	1,322,000	1,335,392
Air Lease Corp. 3.375% 1/15/19	2,270,000	2,281,350
Air Lease Corp. 3.875% 4/01/21	1,630,000	1,638,150
Air Lease Corp. STEP 5.625% 4/01/17	535,000	555,062
Ally Financial, Inc. 4.625% 5/19/22	1,027,000	1,032,135
American Express Co., 3 mo. USD LIBOR + 2.228%, VRN 6.800% 9/01/66	185,000	186,387
Ares Finance Co. LLC (a) 4.000% 10/08/24	2,080,000	1,929,329
Citigroup, Inc. 5.375% 8/09/20	1,100,000	1,226,365
Citigroup, Inc. 5.875% 1/30/42	475,000	545,023
Eaton Vance Corp. 6.500% 10/02/17	168,000	179,391
GE Capital International Funding Co. (a) 4.418% 11/15/35	1,059,000	1,080,690
General Electric Capital Corp. 5.500% 1/08/20	115,000	128,981
General Electric Capital Corp. 6.875% 1/10/39	298,000	406,195

	Principal Amount	Value
TheGoldman Sachs Group, Inc. 5.375% 3/15/20	$950,000	$1,043,616
TheGoldman Sachs Group, Inc. 5.625% 1/15/17	975,000	1,012,708
TheGoldman Sachs Group, Inc. 5.750% 1/24/22	950,000	1,080,360
TheGoldman Sachs Group, Inc. 6.125% 2/15/33	335,000	392,431
TheGoldman Sachs Group, Inc. 6.150% 4/01/18	150,000	162,887
TheGoldman Sachs Group, Inc. 6.345% 2/15/34	335,000	391,912
TheGoldman Sachs Group, Inc. 6.750% 10/01/37	345,000	403,283
Hyundai Capital America (a) 2.875% 8/09/18	800,000	808,414
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	6,450,000	6,482,250
International Lease Finance Corp. 3.875% 4/15/18	1,515,000	1,526,362
International Lease Finance Corp. 5.750% 5/15/16	4,742,000	4,807,202
International Lease Finance Corp. STEP 8.750% 3/15/17	675,000	718,875
Janus Capital Group, Inc. 4.875% 8/01/25	1,890,000	1,939,526
JP Morgan Chase & Co. 4.500% 1/24/22	950,000	1,024,676
JP Morgan Chase & Co. 4.950% 3/25/20	1,655,000	1,794,560
JP Morgan Chase & Co. 5.600% 7/15/41	1,125,000	1,298,555
Lazard Group LLC 4.250% 11/14/20	3,710,000	3,842,729
Lazard Group LLC 6.850% 6/15/17	245,000	260,855
Legg Mason, Inc. 5.625% 1/15/44	1,015,000	1,008,207
Merrill Lynch & Co., Inc. 7.750% 5/14/38	400,000	542,713
Morgan Stanley 5.750% 1/25/21	625,000	701,719
Morgan Stanley 6.625% 4/01/18	1,000,000	1,096,530
Visa, Inc. 2.200% 12/14/20	4,430,000	4,421,756
Visa, Inc. 3.150% 12/14/25	4,785,000	4,790,914
Visa, Inc. 4.300% 12/14/45	2,447,000	2,482,626

		63,350,442

The accompanying notes are an integral part of the financial statements.

50

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electric — 2.3%
Ameren Corp. 3.650% 2/15/26	$845,000	$841,178
Appalachian Power Co. 3.400% 6/01/25	2,395,000	2,337,144
Berkshire Hathaway Energy 5.950% 5/15/37	1,100,000	1,256,654
Entergy Louisiana LLC 4.950% 1/15/45	1,005,000	1,003,328
Florida Power & Light Co. 4.950% 6/01/35	630,000	691,730
IPALCO Enterprises, Inc. 3.450% 7/15/20	4,910,000	4,811,800
Kansas Gas & Electric Co. 5.647% 3/29/21	184,836	185,991
LG&E and KU Energy LLC 4.375% 10/01/21	1,100,000	1,162,294
Metropolitan Edison Co. (a) 4.000% 4/15/25	1,345,000	1,331,563
Nevada Power Co. Series N 6.650% 4/01/36	550,000	694,625
NiSource Finance Corp. 4.800% 2/15/44	1,135,000	1,153,598
NiSource Finance Corp. 5.800% 2/01/42	950,000	1,079,775
Oncor Electric Delivery Co. 7.500% 9/01/38	495,000	654,462
Pacific Gas & Electric Co. 5.800% 3/01/37	543,000	631,340
Pennsylvania Electric Co. (a) 4.150% 4/15/25	1,860,000	1,870,704
PPL Capital Funding, Inc. 5.000% 3/15/44	1,180,000	1,216,615
Progress Energy, Inc. 7.000% 10/30/31	485,000	597,172
Puget Energy, Inc. 3.650% 5/15/25	2,345,000	2,272,040
Puget Energy, Inc. 6.500% 12/15/20	1,580,000	1,810,138
Puget Sound Energy, Inc. 4.300% 5/20/45	90,000	91,158
Southern California Edison Co. 5.950% 2/01/38	545,000	667,131
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	133,051	139,916
Tri-State Generation & Transmission Association, Series 2003, Class B (a) 7.144% 7/31/33	480,000	608,448
Virginia Electric and Power Co. 6.350% 11/30/37	640,000	818,700

	Principal Amount	Value
Wisconsin Public Service Corp. 5.650% 11/01/17	$380,000	$400,553

		28,328,057

Electronics — 0.4%
Amphenol Corp. 2.550% 1/30/19	1,320,000	1,320,230
Amphenol Corp. 4.000% 2/01/22	475,000	486,682
Arrow Electronics, Inc. 3.500% 4/01/22	1,680,000	1,618,267
Tech Data Corp. 3.750% 9/21/17	885,000	895,570

		4,320,749

Engineering & Construction — 0.1%
SBA Tower Trust (a) 3.156% 10/15/20	1,200,000	1,180,524

Environmental Controls — 0.0%
Republic Services, Inc. 5.250% 11/15/21	100,000	110,554

Foods — 0.9%
ConAgra Foods, Inc. 4.950% 8/15/20	600,000	641,542
ConAgra Foods, Inc. 6.625% 8/15/39	350,000	377,129
ConAgra Foods, Inc. 7.000% 4/15/19	364,000	409,189
Delhaize America, Inc. 9.000% 4/15/31	855,000	1,092,388
General Mills, Inc. 5.400% 6/15/40	70,000	76,391
JBS Investments GmbH (a) 7.750% 10/28/20	2,984,000	2,864,640
Kraft Foods, Inc. 6.500% 2/09/40	260,000	317,395
Tyson Foods, Inc. 2.650% 8/15/19	430,000	430,238
Tyson Foods, Inc. 4.875% 8/15/34	660,000	673,608
Whole Foods Market, Inc. (a) 5.200% 12/03/25	4,350,000	4,343,562

		11,226,082

Forest Products & Paper — 0.3%
Domtar Corp. 9.500% 8/01/16	66,000	69,112
Domtar Corp. 10.750% 6/01/17	55,000	61,200
International Paper Co. 4.750% 2/15/22	425,000	453,905
International Paper Co. 7.300% 11/15/39	765,000	871,952
International Paper Co. 9.375% 5/15/19	200,000	240,022

The accompanying notes are an integral part of the financial statements.

51

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TheMead Corp. 7.550% 3/01/47	$1,000,000	$1,180,378
Sappi Papier Holding GmbH (a) 7.750% 7/15/17	770,000	799,838

		3,676,407

Gas — 0.2%
Boston Gas Co. (a) 4.487% 2/15/42	450,000	437,619
TheLaclede Group, Inc. 4.700% 8/15/44	1,840,000	1,816,198

		2,253,817

Hand & Machine Tools — 0.2%
Kennametal, Inc. 2.650% 11/01/19	800,000	778,491
Stanley Black & Decker, Inc. 2.451% 11/17/18	1,600,000	1,606,243

		2,384,734

Health Care – Products — 0.3%
Boston Scientific Corp. 6.000% 1/15/20	650,000	721,767
Johnson & Johnson 5.850% 7/15/38	175,000	224,789
Zimmer Biomet Holdings, Inc. 3.550% 4/01/25	3,085,000	2,997,763

		3,944,319

Health Care – Services — 0.2%
Cigna Corp. 5.125% 6/15/20	450,000	491,209
UnitedHealth Group, Inc. 3.950% 10/15/42	350,000	325,766
UnitedHealth Group, Inc. 6.875% 2/15/38	1,160,000	1,517,147

		2,334,122

Holding Company – Diversified — 0.1%
Hutchison Whampoa International Ltd. (a) 5.750% 9/11/19	725,000	804,556

Home Builders — 0.3%
Lennar Corp. 4.500% 11/15/19	3,390,000	3,447,206

Home Furnishing — 0.0%
Whirlpool Corp. 5.150% 3/01/43	290,000	285,141

Insurance — 3.8%
ACE INA Holdings, Inc. 3.350% 5/03/26	1,045,000	1,041,798
TheAllstate Corp., 3 mo. USD LIBOR + 2.938%, VRN 5.750% 8/15/53	2,065,000	2,122,820

	Principal Amount	Value
American International Group, Inc. 6.250% 5/01/36	$2,200,000	$2,540,692
Arch Capital Group US, Inc. 5.144% 11/01/43	1,040,000	1,052,275
AXIS Specialty Finance PLC 2.650% 4/01/19	590,000	587,490
Brown & Brown, Inc. 4.200% 9/15/24	1,775,000	1,752,733
TheChubb Corp., 3 mo. USD LIBOR + 2.250%, VRN 6.375% 4/15/37	834,000	800,915
CNA Financial Corp. 7.350% 11/15/19	670,000	771,389
CNO Financial Group, Inc. 4.500% 5/30/20	1,602,000	1,634,040
CNO Financial Group, Inc. 5.250% 5/30/25	1,911,000	1,944,442
Five Corners Funding Trust (a) 4.419% 11/15/23	1,315,000	1,372,838
TheHartford Financial Services Group, Inc., 3 mo. USD LIBOR + 4.603%, VRN 8.125% 6/15/38	1,885,000	2,061,719
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	850,000	925,221
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	600,000	688,761
MetLife Capital Trust IV (a) 7.875% 12/15/37	1,960,000	2,391,200
Principal Financial Group, Inc. 8.875% 5/15/19	290,000	346,997
Prudential Financial, Inc., 3 mo. USD LIBOR + 3.040%, VRN 5.200% 3/15/44	1,800,000	1,737,900
Prudential Financial, Inc., 3 mo. USD LIBOR + 3.031%, VRN 5.375% 5/15/45	1,635,000	1,632,956
Prudential Financial, Inc., 3 mo. USD LIBOR + 3.920%, VRN 5.625% 6/15/43	1,680,000	1,717,800
Prudential Financial, Inc., 3 mo. USD LIBOR + 5.000%, VRN 8.875% 6/15/38	1,475,000	1,659,375
QBE Capital Funding III Ltd., USD 10 year swap rate + 4.050%, VRN (a) 7.250% 5/24/41	1,305,000	1,437,185
QBE Insurance Group Ltd. (a) 2.400% 5/01/18	655,000	655,587
Reinsurance Group of America, Inc. 4.700% 9/15/23	1,480,000	1,560,555
Reinsurance Group of America, Inc. 5.000% 6/01/21	1,220,000	1,315,327

The accompanying notes are an integral part of the financial statements.

52

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Reinsurance Group of America, Inc. 6.450% 11/15/19	$1,305,000	$1,468,411
USF&G Capital I (a) 8.500% 12/15/45	885,000	1,259,458
Voya Financial, Inc. 5.500% 7/15/22	600,000	671,392
Voya Financial, Inc., 3 mo. USD LIBOR 3.580%, VRN 5.650% 5/15/53	1,175,000	1,157,375
Willis Group Holdings PLC 4.125% 3/15/16	455,000	457,466
Willis Group Holdings PLC 5.750% 3/15/21	1,690,000	1,867,644
Willis North America, Inc. 7.000% 9/29/19	566,000	634,336
WR Berkley Corp. 4.625% 3/15/22	2,600,000	2,745,629
XLIT Ltd. 6.375% 11/15/24	2,590,000	3,019,155

		47,032,881

Internet — 0.9%
Baidu, Inc. 3.250% 8/06/18	1,690,000	1,711,647
Expedia, Inc. 4.500% 8/15/24	5,490,000	5,298,674
Expedia, Inc. 7.456% 8/15/18	2,550,000	2,841,661
Tencent Holdings Ltd. (a) 2.875% 2/11/20	1,390,000	1,380,770

		11,232,752

Investment Companies — 0.5%
Ares Capital Corp. 3.875% 1/15/20	3,250,000	3,299,358
FS Investment Corp. 4.000% 7/15/19	2,450,000	2,427,494

		5,726,852

Iron & Steel — 0.9%
Allegheny Technologies, Inc. 9.375% 6/01/19	213,000	170,400
ArcelorMittal 5.125% 6/01/20	2,165,000	1,796,950
ArcelorMittal STEP 5.500% 2/25/17	825,000	796,868
ArcelorMittal 6.125% 6/01/18	181,000	165,615
ArcelorMittal STEP 6.250% 8/05/20	1,200,000	958,500
Commercial Metals Co. 6.500% 7/15/17	765,000	792,731
Glencore Funding LLC (a) 2.875% 4/16/20	4,045,000	3,155,100

	Principal Amount	Value
Glencore Funding LLC (a) 4.125% 5/30/23	$140,000	$103,251
Glencore Funding LLC (a) 4.625% 4/29/24	340,000	246,228
Reliance Steel & Aluminum Co. 6.200% 11/15/16	1,870,000	1,932,688
Reliance Steel & Aluminum Co. 6.850% 11/15/36	1,045,000	1,088,514

		11,206,845

Lodging — 0.2%
Choice Hotels International, Inc. 5.700% 8/28/20	1,100,000	1,177,000
Marriott International, Inc. 3.375% 10/15/20	1,290,000	1,313,093
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	220,000	240,698
Wyndham Worldwide Corp. 6.000% 12/01/16	6,000	6,230

		2,737,021

Machinery – Diversified — 0.4%
CNH Industrial Capital LLC 3.250% 2/01/17	1,650,000	1,633,500
CNH Industrial Capital LLC 3.375% 7/15/19	1,530,000	1,442,025
CNH Industrial Capital LLC 3.625% 4/15/18	655,000	644,848
CNH Industrial Capital LLC 6.250% 11/01/16	1,240,000	1,263,250
Xylem, Inc. 4.875% 10/01/21	375,000	398,604

		5,382,227

Manufacturing — 0.4%
General Electric Co. 4.125% 10/09/42	1,430,000	1,396,805
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	310,000	342,178
SPX FLOW, Inc. 6.875% 9/01/17	1,195,000	1,269,688
Textron, Inc. 7.250% 10/01/19	730,000	830,590
Tyco Electronics Group SA 7.125% 10/01/37	335,000	427,212

		4,266,473

Media — 0.6%
21st Century Fox America, Co. 6.900% 8/15/39	420,000	496,685
CBS Corp. 7.875% 7/30/30	315,000	401,528
CCO Safari II LLC (a) 3.579% 7/23/20	1,560,000	1,550,654

The accompanying notes are an integral part of the financial statements.

53

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CCO Safari II LLC (a) 6.484% 10/23/45	$1,285,000	$1,287,106
Comcast Corp. 6.950% 8/15/37	515,000	672,014
NBCUniversal Media LLC 6.400% 4/30/40	65,000	80,996
Time Warner Cable, Inc. 6.750% 6/15/39	985,000	988,549
Time Warner Cable, Inc. 8.250% 4/01/19	75,000	86,123
Time Warner Cable, Inc. 8.750% 2/14/19	325,000	377,017
Time Warner, Inc. 4.700% 1/15/21	650,000	699,569
Time Warner, Inc. 6.100% 7/15/40	650,000	702,091
Time Warner, Inc. 6.250% 3/29/41	210,000	233,220

		7,575,552

Mining — 0.7%
Freeport-McMoRan, Inc. 2.375% 3/15/18	585,000	456,300
Freeport-McMoRan, Inc. 4.000% 11/14/21	4,775,000	2,865,000
Freeport-McMoRan, Inc. 5.450% 3/15/43	880,000	457,600
Glencore Canada Corp. 5.500% 6/15/17	900,000	878,625
Glencore Finance Canada (a) 5.800% 11/15/16	240,000	239,100
Newmont Mining Corp. 5.125% 10/01/19	960,000	998,565
Vale Overseas Ltd. 5.625% 9/15/19	200,000	181,000
Vale Overseas Ltd. 6.250% 1/11/16	770,000	769,884
Vale Overseas Ltd. 6.250% 1/23/17	1,070,000	1,067,967
Vale Overseas Ltd. 6.875% 11/10/39	335,000	232,795

		8,146,836

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc. 4.625% 3/15/24	1,675,000	1,640,994
Pitney Bowes, Inc. 4.750% 1/15/16	820,000	820,765
Pitney Bowes, Inc. 4.750% 5/15/18	250,000	261,715
Pitney Bowes, Inc. 5.750% 9/15/17	166,000	175,113

		2,898,587

	Principal Amount	Value
Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	$100,000	$109,484

Oil & Gas — 3.3%
Anadarko Petroleum Corp. 6.450% 9/15/36	244,000	235,182
Apache Corp. 5.100% 9/01/40	1,845,000	1,577,132
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	1,035,000	486,450
Chesapeake Energy Corp. 3.250% 3/15/16	4,025,000	3,853,937
ConocoPhillips Co. 4.300% 11/15/44	592,000	491,966
Devon Energy Corp. 5.600% 7/15/41	700,000	529,080
Devon Energy Corp. 6.300% 1/15/19	260,000	267,878
Ensco PLC 5.200% 3/15/25	2,580,000	1,836,111
Newfield Exploration Co. 5.375% 1/01/26	538,000	445,195
Petrobras Global Finance BV 2.000% 5/20/16	1,160,000	1,142,600
Petrobras Global Finance BV 3.250% 3/17/17	4,440,000	4,107,000
Petrobras International Finance Co. 3.875% 1/27/16	1,599,000	1,592,604
Petroleos Mexicanos 3.125% 1/23/19	325,000	314,402
Petroleos Mexicanos 5.500% 1/21/21	1,190,000	1,200,353
Petroleos Mexicanos 6.375% 1/23/45	595,000	503,597
Petroleos Mexicanos Co. 6.625% 6/15/35	140,000	125,125
Phillips 66 5.875% 5/01/42	2,160,000	2,165,089
Pioneer Natural Resources Co. 4.450% 1/15/26	2,000,000	1,800,828
Pioneer Natural Resources Co. 5.875% 7/15/16	1,150,000	1,167,972
Pioneer Natural Resources Co. 7.500% 1/15/20	1,050,000	1,115,210
Rowan Cos., Inc. 4.750% 1/15/24	2,458,000	1,747,928
Rowan Cos., Inc. 4.875% 6/01/22	3,840,000	2,824,005
Rowan Cos., Inc. 5.000% 9/01/17	1,055,000	1,047,065
Southwestern Energy Co. 4.050% 1/23/20	2,230,000	1,616,750

The accompanying notes are an integral part of the financial statements.

54

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Southwestern Energy Co. 4.950% 1/23/25	$1,335,000	$841,050
Transocean, Inc. STEP 5.800% 12/15/16	930,000	902,100
Transocean, Inc. 6.000% 3/15/18	2,556,000	2,274,840
Whiting Petroleum Corp., Convertible (a) 1.250% 4/01/20	1,725,000	1,173,000
WPX Energy, Inc. 7.500% 8/01/20	4,270,000	3,458,700

		40,843,149

Oil & Gas Services — 2.0%
Cameron International Corp. 5.950% 6/01/41	145,000	153,804
Halliburton Co. 3.375% 11/15/22	1,490,000	1,466,360
Halliburton Co. 4.850% 11/15/35	2,505,000	2,460,814
Hornbeck Offshore Services, Inc., Convertible 1.500% 9/01/19	2,490,000	1,409,962
Schlumberger Holding Corp. (a) 2.350% 12/21/18	2,225,000	2,210,558
Schlumberger Holding Corp. (a) 3.000% 12/21/20	4,210,000	4,155,611
Schlumberger Holding Corp. (a) 4.000% 12/21/25	3,885,000	3,833,636
SEACOR Holdings, Inc., Convertible 3.000% 11/15/28	895,000	709,288
SESI LLC 6.375% 5/01/19	3,150,000	2,923,609
Weatherford International Ltd. 4.500% 4/15/22	650,000	468,000
Weatherford International Ltd. 5.125% 9/15/20	3,142,000	2,545,020
Weatherford International Ltd. 5.950% 4/15/42	1,455,000	1,022,137
Weatherford International Ltd. 6.000% 3/15/18	525,000	484,103

		23,842,902

Packaging & Containers — 0.2%
Bemis Co., Inc. 6.800% 8/01/19	840,000	951,037
Brambles USA Inc., Series A (a) 5.350% 4/01/20	490,000	534,301
Brambles USA, Inc. (a) 4.125% 10/23/25	1,275,000	1,282,086

		2,767,424

Pharmaceuticals — 1.6%
AbbVie, Inc. 3.600% 5/14/25	2,695,000	2,659,790

	Principal Amount	Value
AbbVie, Inc. 4.400% 11/06/42	$500,000	$466,962
Actavis Funding SCS 3.000% 3/12/20	2,005,000	2,003,406
Actavis Funding SCS 3.800% 3/15/25	2,790,000	2,775,752
Actavis Funding SCS 4.750% 3/15/45	1,270,000	1,238,307
Baxalta, Inc. (a) 4.000% 6/23/25	1,775,000	1,756,552
Baxalta, Inc. (a) 5.250% 6/23/45	885,000	887,985
Cardinal Health, Inc. 3.750% 9/15/25	2,550,000	2,588,780
McKesson Corp. 2.284% 3/15/19	600,000	597,619
McKesson Corp. 4.750% 3/01/21	600,000	648,099
McKesson Corp. 4.883% 3/15/44	625,000	624,688
McKesson Corp. 6.000% 3/01/41	550,000	633,177
Mead Johnson Nutrition Co. 4.900% 11/01/19	1,010,000	1,086,158
Merck Sharp & Dohme Corp. 5.850% 6/30/39	180,000	217,644
Pfizer, Inc. 7.200% 3/15/39	395,000	543,977
Wyeth 6.000% 2/15/36	360,000	429,218

		19,158,114

Pipelines — 3.0%
Boardwalk Pipelines LLC 5.500% 2/01/17	200,000	202,646
Boardwalk Pipelines LP 5.875% 11/15/16	2,390,000	2,413,176
CenterPoint Energy Resources Corp. 4.500% 1/15/21	475,000	498,571
CenterPoint Energy Resources Corp. 5.850% 1/15/41	425,000	469,442
Colonial Pipeline Co. (a) 3.750% 10/01/25	2,132,000	2,097,641
Energy Transfer Partners LP 4.050% 3/15/25	2,790,000	2,291,315
Energy Transfer Partners LP 4.150% 10/01/20	1,130,000	1,042,417
Energy Transfer Partners LP 4.750% 1/15/26	3,185,000	2,678,849
Energy Transfer Partners LP 4.900% 3/15/35	1,615,000	1,174,284
Energy Transfer Partners LP 9.700% 3/15/19	1,050,000	1,156,394

The accompanying notes are an integral part of the financial statements.

55

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Energy Transfer Partners LP, 3 mo. USD LIBOR + 3.018%, FRN 3.346% 11/01/66	$1,375,000	$866,250
Enterprise Products Operating Co. 3.700% 2/15/26	2,285,000	2,049,650
Enterprise Products Operating Co. 5.950% 2/01/41	455,000	417,935
Kinder Morgan Energy Partners LP 6.000% 2/01/17	185,000	187,163
Kinder Morgan Energy Partners LP 6.500% 2/01/37	150,000	128,857
Kinder Morgan Energy Partners LP 6.950% 1/15/38	175,000	150,309
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	2,700,000	2,722,307
Kinder Morgan, Inc. 4.300% 6/01/25	2,675,000	2,311,219
Magellan Midstream Partners LP 5.150% 10/15/43	2,575,000	2,208,016
Magellan Midstream Partners LP 6.550% 7/15/19	560,000	611,381
MPLX LP (a) 4.500% 7/15/23	2,035,000	1,820,715
MPLX LP (a) 4.875% 12/01/24	4,230,000	3,796,425
Phillips 66 Partners LP 3.605% 2/15/25	679,000	584,102
Southern Natural Gas Co. LLC STEP (a) 5.900% 4/01/17	310,000	315,225
Williams Partners LP 5.250% 3/15/20	1,415,000	1,314,180
Williams Partners LP/ACMP Finance Corp. 4.875% 5/15/23	3,610,000	2,926,501

		36,434,970

Real Estate — 0.1%
Prologis LP 3.750% 11/01/25	935,000	927,494

Real Estate Investment Trusts (REITS) — 1.6%
American Tower Corp. 3.400% 2/15/19	1,100,000	1,128,368
American Tower Corp. 3.450% 9/15/21	2,690,000	2,703,186
American Tower Corp. 4.500% 1/15/18	1,375,000	1,433,978
Boston Properties LP 3.700% 11/15/18	475,000	492,065
Boston Properties LP 4.125% 5/15/21	580,000	607,492
Brandywine Operating Partners LP 4.950% 4/15/18	800,000	837,256

	Principal Amount	Value
DDR Corp. 4.750% 4/15/18	$1,000,000	$1,046,067
DDR Corp. 7.500% 4/01/17	1,000,000	1,065,334
DDR Corp. 7.875% 9/01/20	1,000,000	1,196,845
Duke Realty LP 8.250% 8/15/19	1,375,000	1,626,496
ERP Operating LP 4.625% 12/15/21	375,000	406,980
Federal Realty Investment Trust 5.900% 4/01/20	330,000	372,655
HCP, Inc. 2.625% 2/01/20	970,000	955,047
Highwoods Realty LP 5.850% 3/15/17	1,800,000	1,876,523
Highwoods Realty LP 7.500% 4/15/18	195,000	215,506
Host Hotels & Resorts LP 4.000% 6/15/25	682,000	653,769
ProLogis LP 2.750% 2/15/19	530,000	535,542
Simon Property Group LP 5.650% 2/01/20	140,000	156,901
Vereit Operating Partnership LP 2.000% 2/06/17	1,390,000	1,376,100
Vereit Operating Partnership LP 3.000% 2/06/19	695,000	668,590

		19,354,700

Retail — 1.6%
AutoNation, Inc. 4.500% 10/01/25	700,000	710,069
Bed Bath & Beyond, Inc. 5.165% 8/01/44	860,000	728,432
CVS Health Corp. 6.125% 9/15/39	560,000	653,904
CVS Pass-Through Trust (a) 5.926% 1/10/34	1,263,329	1,387,708
CVS Pass-Through Trust (a) 7.507% 1/10/32	8,657	10,205
Dollar General Corp. 3.250% 4/15/23	4,015,000	3,823,609
El Puerto de Liverpool SAB de CV (a) 3.950% 10/02/24	2,620,000	2,544,675
GNC Holdings, Inc., Convertible (a) 1.500% 8/15/20	345,000	276,216
TheHome Depot, Inc. 5.950% 4/01/41	600,000	746,648
O’Reilly Automotive, Inc. 4.875% 1/14/21	575,000	621,991
QVC, Inc. 3.125% 4/01/19	960,000	947,498
QVC, Inc. 4.450% 2/15/25	1,380,000	1,279,858

The accompanying notes are an integral part of the financial statements.

56

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
QVC, Inc. 5.125% 7/02/22	$545,000	$543,263
Target Corp. 7.000% 1/15/38	475,000	650,987
Tiffany & Co. 4.900% 10/01/44	990,000	916,216
Wal-Mart Stores, Inc. 6.200% 4/15/38	730,000	915,358
Wal-Mart Stores, Inc. 6.500% 8/15/37	515,000	665,198
Walgreens Boots Alliance, Inc. 2.700% 11/18/19	685,000	683,711
Walgreens Boots Alliance, Inc. 3.800% 11/18/24	1,265,000	1,227,262

		19,332,808

Savings & Loans — 0.5%
Glencore Funding LLC (a) 1.700% 5/27/16	1,919,000	1,899,810
Glencore Funding LLC (a) 2.500% 1/15/19	1,472,000	1,229,120
Glencore Funding LLC (a) 3.125% 4/29/19	1,115,000	931,025
Nationwide Building Society (a) 2.350% 1/21/20	2,420,000	2,403,728

		6,463,683

Semiconductors — 0.8%
Applied Materials, Inc. 5.850% 6/15/41	1,000,000	1,078,963
Lam Research Corp. 2.750% 3/15/20	2,265,000	2,190,407
Lam Research Corp. 3.800% 3/15/25	2,010,000	1,891,927
Microchip Technology, Inc., Convertible (a) 1.625% 2/15/25	2,040,000	2,027,250
Micron Technology, Inc., Convertible 3.000% 11/15/43	1,564,000	1,300,075
QUALCOMM, Inc. 3.450% 5/20/25	1,134,000	1,087,686

		9,576,308

Software — 0.3%
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	655,000	678,878
CA, Inc. 2.875% 8/15/18	730,000	732,827
CA, Inc. 5.375% 12/01/19	1,068,000	1,152,484
Citrix Systems, Inc., Convertible 0.500% 4/15/19	1,045,000	1,136,438

		3,700,627

	Principal Amount	Value
Telecommunications — 1.5%
America Movil SAB de CV 5.000% 3/30/20	$500,000	$542,565
America Movil SAB de CV 6.125% 3/30/40	525,000	577,556
AT&T, Inc. 4.750% 5/15/46	1,775,000	1,625,183
AT&T, Inc. 6.550% 2/15/39	455,000	511,489
British Telecom PLC STEP 9.625% 12/15/30	495,000	722,282
CenturyLink, Inc. 6.150% 9/15/19	560,000	571,200
Cisco Systems, Inc. 5.500% 1/15/40	345,000	404,595
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	475,000	658,559
Embarq Corp. 7.082% 6/01/16	780,000	792,168
Embarq Corp. 7.995% 6/01/36	145,000	149,350
Qwest Corp. 8.375% 5/01/16	2,960,000	3,000,700
Rogers Communications, Inc. 7.500% 8/15/38	50,000	64,724
Sprint Communications, Inc. (a) 9.000% 11/15/18	2,600,000	2,736,500
Telefonica Emisiones SAU 5.462% 2/16/21	475,000	530,867
Telefonica Emisiones SAU 6.421% 6/20/16	773,000	790,764
Verizon Communications, Inc. 2.625% 2/21/20	1,650,000	1,655,737
Verizon Communications, Inc. 4.862% 8/21/46	918,000	869,094
Verizon Communications, Inc. 5.012% 8/21/54	1,083,000	991,585
Verizon Communications, Inc. 6.550% 9/15/43	1,082,000	1,284,561

		18,479,479

Transportation — 0.6%
Asciano Finance (a) 4.625% 9/23/20	610,000	615,725
Asciano Finance (a) 5.000% 4/07/18	1,150,000	1,184,030
Autoridad del Canal de Panama (a) 4.950% 7/29/35	1,050,000	1,081,500
Burlington Northern Santa Fe LLC 6.150% 5/01/37	720,000	844,048
Canadian Pacific Railway Co. Ltd. 7.250% 5/15/19	1,010,000	1,151,195

The accompanying notes are an integral part of the financial statements.

57

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Norfolk Southern Corp. 6.000% 5/23/2111	$375,000	$392,399
Ryder System, Inc. 2.550% 6/01/19	425,000	422,418
Ryder System, Inc. 2.650% 3/02/20	1,090,000	1,072,281
Union Pacific Corp. 4.000% 2/01/21	500,000	534,332
Union Pacific Corp. 5.375% 6/01/33	520,000	566,617

		7,864,545

Trucking & Leasing — 0.6%
Aviation Capital Group Corp. (a) 2.875% 9/17/18	5,210,000	5,180,105
GATX Corp. 2.375% 7/30/18	865,000	858,741
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 6/15/19	1,805,000	1,775,521

		7,814,367

TOTAL CORPORATE DEBT (Cost $601,080,921)		587,215,213

MUNICIPAL OBLIGATIONS — 1.3%
JobsOhio Beverage System Series B 4.532% 1/01/35	3,950,000	4,201,299
New York City Municipal Water Finance Authority BAB 5.882% 6/15/44	105,000	136,345
Orange County Local Transportation Authority BAB 6.908% 2/15/41	1,350,000	1,827,981
Panhandle-Plains Student Finance Corp., Series 2001-A2, FRN 1.922% 12/01/31	1,900,000	1,824,532
State of California 5.950% 4/01/16	410,000	415,473
State of California BAB 7.550% 4/01/39	120,000	174,301
State of California BAB 7.600% 11/01/40	3,160,000	4,690,230
State of Illinois 5.365% 3/01/17	2,200,000	2,281,686

		15,551,847

TOTAL MUNICIPAL OBLIGATIONS (Cost $15,255,009)		15,551,847

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 20.9%
Auto Floor Plan ABS — 0.1%
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A, 1 mo. LIBOR + 1.500%, FRN (a) 1.902% 10/20/20	$1,500,000	$1,499,999

Automobile ABS — 0.4%
Capital Automotive REIT, Series 2014-1A, Class A (a) 3.660% 10/15/44	900,000	904,311
Capital Automotive REIT, Series 2012-1A, Class A (a) 4.700% 7/15/42	1,181,023	1,209,231
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	990,517	984,512
CPS Auto Trust, Series 2014-D, Class A (a) 1.490% 4/15/19	908,334	902,555
CPS Auto Trust, Series 2011-B, Class A (a) 3.680% 9/17/18	118,193	118,202
GO Financial Auto Securitization Trust, Series 2015-1, Class A (a) 1.810% 3/15/18	622,122	621,127
Santander Drive Auto Receivables Trust, Series 2015-S2, Class R1 (a) 1.840% 11/18/19	610,820	607,766

		5,347,704

Commercial MBS — 5.0%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4, VRN 5.742% 2/10/51	1,447,168	1,510,129
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4, VRN 6.215% 2/10/51	1,693,080	1,790,753
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM, VRN 6.258% 2/10/51	1,310,000	1,390,387
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	1,277,793	1,301,494
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	925,000	949,783

The accompanying notes are an integral part of the financial statements.

58

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, VRN 5.471% 1/12/45	$761,015	$784,890
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM, VRN 5.513% 1/12/45	2,545,000	2,624,937
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	1,400,000	1,454,485
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM, VRN 5.752% 9/11/38	1,650,000	1,663,279
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM, VRN 5.835% 9/11/42	1,395,000	1,463,147
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM, VRN 5.882% 6/11/50	2,870,000	2,996,689
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class B (a) 3.703% 10/15/45	1,060,000	1,068,073
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class AM 4.199% 3/10/47	1,375,000	1,432,087
Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A4 4.236% 2/10/47	1,410,000	1,506,115
Commercial Mortgage Pass Through Certificates, Series 2015-CR23, Class C, VRN 4.257% 5/10/48	1,000,000	898,451
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class AM, VRN 5.650% 12/10/49	1,335,000	1,388,040
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM, VRN 5.793% 6/10/46	950,000	957,876
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, VRN 5.796% 12/10/49	2,485,686	2,595,458

	Principal Amount	Value
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (a) 4.238% 1/10/34	$995,000	$1,041,177
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (a) 3.386% 7/10/44	694,086	697,167
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN 5.826% 7/10/38	3,100,000	3,136,995
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, VRN 5.826% 7/10/38	1,895,117	1,907,501
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (a) 4.948% 1/10/45	488,000	533,230
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	275,065	275,386
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	1,181,595	1,199,905
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM, VRN 5.466% 6/12/47	1,620,000	1,664,608
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	2,449,713	2,540,857
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, VRN 5.882% 6/12/46	531,200	533,095
Morgan Stanley Capital I, Series 2011-C2, Class B, VRN (a) 5.200% 6/15/44	1,325,000	1,420,522
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	950,000	971,325
Morgan Stanley Capital I, Series 2007-HQ11, Class A4, VRN 5.447% 2/12/44	2,100,000	2,142,675
Morgan Stanley Capital I, Series 2007-HQ11, Class AM, VRN 5.478% 2/12/44	1,520,000	1,565,069
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	259,834	259,586
Morgan Stanley Capital I, Series 2008-T29, Class A4, VRN 6.267% 1/11/43	777,671	829,679

The accompanying notes are an integral part of the financial statements.

59

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	$389,345	$381,948
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, VRN 5.510% 8/15/39	476,215	476,190
VFC LLC, Series 2014-2, Class A (Acquired 7/9/14, Cost $1,400,000) (a) (c) 2.750% 7/20/30	163,322	163,328
VFC LLC, Series 2015-3, Class A, (Acquired 3/25/15, Cost $1,597,000) (a) (c) 2.750% 12/20/31	346,498	346,239
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339% 11/15/48	3,015,000	3,084,126
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,240,000	1,260,478
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM, VRN 5.591% 4/15/47	1,400,000	1,445,240
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, VRN 5.952% 2/15/51	1,525,000	1,591,482
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM, VRN 5.962% 6/15/45	2,667,000	2,700,588
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (a) 3.349% 11/15/43	171,812	176,583
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	171,331	171,331
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (a) 3.240% 3/15/44	376,443	377,471
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	275,280	275,091

		60,944,945

Home Equity ABS — 1.3%
Aames Mortgage Investment Trust,, Series 2004-1, Class M5, 1 mo. USD LIBOR + 1.725%, FRN 1.946% 1/25/35	917,835	915,692

	Principal Amount	Value
ACE Securities Corp., Series 2005-AG1, Class A1B1, 1 mo. USD LIBOR + .270%, FRN 0.491% 8/25/35	$316,112	$315,441
ACE Securities Corp., Series 2005-HE7, Class A2D, 1 mo. USD LIBOR + .660%, FRN 0.881% 11/25/35	583,882	583,103
Aegis Asset-Backed Securities Trust, Series 2005-2, Class M1, 1 mo. USD LIBOR + 0.420%, FRN 0.641% 6/25/35	241,110	240,645
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1, 1 mo. USD LIBOR + .660%, FRN 0.881% 6/25/35	78,569	78,529
Bayview Financial Mortgage Pass-Through Trust, Series 2005-C, Class M1, 1 mo. LIBOR + 0.500%, FRN 0.922% 6/28/44	892,018	888,101
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE9, Class M1, 1 mo. USD LIBOR + 0.510%, FRN 0.986% 10/25/35	331,756	329,334
Citigroup Mortgage Loan Trust, Series 2005-OPT4, Class M2, 1 mo. USD LIBOR + .430%, FRN 0.651% 7/25/35	288,196	282,796
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2, 1 mo. USD LIBOR + .450%, FRN 0.872% 8/25/35	127,584	127,459
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 0.882% 9/25/34	180,089	177,990
Countrywide Asset-Backed Certificates, Series 2005-8, Class M1, 1 mo. USD LIBOR + 0.470%, FRN 0.892% 12/25/35	191,062	191,073
Countrywide Partnership Trust, Series 2004-EC1, Class M1, 1 mo. USD LIBOR + .900%, FRN 1.322% 2/25/35	541,680	477,991
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1, 1 mo. USD LIBOR + .420%, FRN 0.641% 5/25/36	973,372	966,249
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1, 1 mo. USD LIBOR + .450%, FRN 0.872% 7/25/35	498,374	497,838

The accompanying notes are an integral part of the financial statements.

60

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Fremont Home Loan Trust, Series 2005-E, Class 2A3, 1 mo. USD LIBOR + .240%, FRN 0.461% 1/25/36	$285,250	$275,007
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + .430%, FRN 0.852% 4/25/35	267,703	267,777
Home Equity Asset Trust, Series 2006-4, Class 2A3, 1 mo. USD LIBOR + .170%, FRN 0.592% 8/25/36	202,292	202,004
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2, 1 mo. USD LIBOR + .795%, FRN 1.217% 2/25/35	751,211	744,157
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 1.247% 6/25/35	1,372,873	1,356,377
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + .720%, FRN 1.142% 3/25/35	1,785,000	1,780,303
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2, 1 mo. USD LIBOR + .750%, FRN 0.971% 7/25/35	669,318	673,550
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6, STEP 6.390% 10/25/28	46	48
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D, 1 mo. LIBOR + .370%, FRN 0.792% 1/25/36	1,749,793	1,751,364
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A, 1 mo. USD LIBOR + .260%, FRN 0.481% 9/25/35	441,073	440,826
Park Place Securities, Inc., Series 2005-WCW3, Class A2C, 1 mo. USD LIBOR + .380%, FRN 0.601% 8/25/35	201,410	201,067
Park Place Securities, Inc., Series 2005-WHQ1, Class M2, 1 mo. USD LIBOR + .750%, FRN 0.971% 3/25/35	205,303	205,266
Residential Asset Mortgage Products, Inc., Series 2005-EFC5, Class M1, 1 mo. USD LIBOR + .400%, FRN 0.822% 10/25/35	806,563	804,887

	Principal Amount	Value
Residential Asset Securities Corp., Series 2005-EMX4, Class M1, 1 mo. USD LIBOR + .430%, FRN 0.852% 11/25/35	$673,048	$666,545
Structured Asset Investment Loan Trust, Series 2005-7, Class A5, 1 mo. USD LIBOR + .720%, FRN 1.142% 8/25/35	188,502	188,652

		15,630,071

Other ABS — 10.4%
321 Henderson Receivables I LLC, Series 2007-1A, Class A1, 1 mo. LIBOR + .200%, FRN (a) 0.531% 3/15/42	776,567	740,474
321 Henderson Receivables I LLC, Series 2015-1A, Class A (a) 3.260% 9/15/72	535,667	518,401
AIMCO CLO Ltd., Series 2014-AA, Class A, 3 mo. USD LIBOR + 1.540%, FRN (a) 1.857% 7/20/26	2,250,000	2,236,495
ALM VIII Ltd., Series 2013-8A, Class A1A, 3 mo. USD LIBOR + 1.450%, FRN (a) 1.767% 1/20/26	1,325,000	1,314,547
Alterna Funding I LLC, Series 2014-1A, Class NOTE (a) 1.639% 2/15/21	1,061,333	1,055,197
Apidos CLO XV, Series 2013-15A, Class A1, 3 mo. USD LIBOR + 1.350%, FRN (a) 1.667% 10/20/25	745,000	737,322
Applebee’s/IHOP Funding LLC, Series 2014-1, Class A2 (a) 4.277% 9/05/44	1,450,000	1,468,334
Arbys Funding LLC, Series 2015-1A, Class A2 (a) 4.969% 10/30/45	1,900,000	1,899,810
ARL First LLC, Series 2012-1A, Class A1, 1 mo. LIBOR + 1.750%, FRN (a) 2.081% 12/15/42	1,814,148	1,811,103
Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2 (a) 1.040% 1/10/17	153,937	153,951
Atlas Senior Loan Fund V Ltd., Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.550%, FRN (a) 1.867% 7/16/26	1,950,000	1,935,439
Avery Point CLO Ltd., Series 2014-5A, Class A, 3 mo. USD LIBOR + 1.460%, FRN (a) 1.775% 7/17/26	2,200,000	2,184,039

The accompanying notes are an integral part of the financial statements.

61

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Avery Point III CLO Ltd., Series 2013-3A, Class A, 3 mo. USD LIBOR + 1.400%, FRN (a) 1.715% 1/18/25	$1,250,000	$1,230,952
Avery Point VI CLO Ltd., Series 2015-6A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 1.784% 8/05/27	3,825,000	3,787,435
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	388,882	387,424
Birchwood Park CLO Ltd., Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.440%, FRN (a) 1.761% 7/15/26	2,180,000	2,161,152
Blue Hill CLO Ltd., Series 2013-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (a) 1.801% 1/15/26	825,000	812,554
BlueMountain CLO Ltd., Series 2013-2A, Class A, 3 mo. USD LIBOR + 1.200%, FRN (a) 1.520% 1/22/25	930,000	914,599
BlueMountain CLO Ltd., Series 2015-2A, Class A1, 3 mo. USD LIBOR + 1.430%, FRN (a) 1.714% 7/18/27	2,595,000	2,559,539
BlueMountain CLO Ltd., Series 2013-3A, Class A, 3 mo. USD LIBOR + 1.400%, FRN (a) 1.724% 10/29/25	650,000	643,372
BlueVirgo Trust, Series 2015-1A, Class NOTE (a) 3.000% 12/15/22	3,593,677	3,570,570
CAN Capital Funding LLC, Series 2014-1A, Class A (a) 3.117% 4/15/20	1,500,000	1,495,065
Carlyle Global Market Strategies, Series 2013-1A, Class A1, 3 mo. USD LIBOR + 1.300%, FRN (a) 1.662% 2/14/25	750,000	743,625
Carlyle Global Market Strategies, Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.520%, FRN (a) 1.837% 4/17/25	3,415,000	3,398,680
Citi Held For Asset Issuance, Series 2015-PM1, Class A (a) 1.850% 12/15/21	470,849	469,916
Citigroup Mortgage Loan Trust, Series 2006-SHL1, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 0.396% 11/25/45	999,207	995,285

	Principal Amount	Value
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (a) 4.474% 3/20/43	$1,198,437	$1,198,437
Cronos Containers Program I Ltd., Series 2014-2A, Class A (a) 3.270% 11/18/29	527,778	514,179
DB Master Finance LLC, Series 2015-1A, Class A2I (a) 3.262% 2/20/45	1,374,613	1,384,235
Diamond Resorts Owner Trust, Series 2014-1, Class A (a) 2.540% 5/20/27	647,334	650,993
Diamond Resorts Owner Trust, Series 2015-1, Class A (a) 2.730% 7/20/27	671,167	669,895
Diamond Resorts Owner Trust, Series 2015-2, Class A (a) 2.990% 5/22/28	2,157,289	2,156,669
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2I (a) 3.484% 10/25/45	2,900,000	2,842,000
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2II (a) 4.474% 10/25/45	3,100,000	3,086,437
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	1,821,525	1,880,841
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (a) 1.950% 11/25/39	1,458,333	1,436,332
Drug Royalty Corp., Inc., Series 2014-1, Class A2 (a) 3.484% 7/15/23	642,965	647,075
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (a) 5.800% 7/15/24	240,000	244,316
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class A, 3 mo. USD LIBOR + 1.350%, FRN (a) 1.667% 4/18/26	3,190,000	3,156,263
Eaton Vance CLO, Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 1.771% 7/15/26	2,925,000	2,899,526
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (a) 2.707% 2/19/45	664,461	657,032
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	675,000	688,627
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (a) 4.212% 10/15/42	2,094,940	2,095,978

The accompanying notes are an integral part of the financial statements.

62

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1, 1 mo. USD LIBOR + .645%, FRN 1.067% 5/25/35	$486,300	$485,889
Galaxy XX CLO Ltd., Series 2015-20A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 1.731% 7/20/27	2,875,000	2,861,045
Global Container Assets Ltd., Series 2013-1A, Class A1 (a) 2.200% 11/05/28	714,257	714,036
Global SC Finance II SRL, Series 2014-1A, Class A1 (a) 3.190% 7/17/29	429,167	421,580
Global SC Finance II SRL, Series 2013-2A, Class A (a) 3.670% 11/17/28	1,272,375	1,277,915
Global SC Funding One Ltd., Series 2015-1, Class B1 (a) 2.740% 1/18/30	560,420	461,747
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 1.470% 4/25/25	3,600,000	3,525,052
GoldenTree Loan Opportunities VII Ltd., Series 2014-8A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 1.765% 4/19/26	2,405,000	2,385,909
Hercules Capital Funding Trust, Series 2014-1A, Class A (a) 3.524% 4/16/21	1,000,000	997,187
HFG Healthco-4 LLC, Series 2011-1A, Class A, 1 mo. LIBOR + 2.250%, FRN (a) 2.519% 6/02/17	1,425,000	1,429,910
Hilton Grand Vacations Trust, Series 2013-A, Class A (a) 2.280% 1/25/26	1,266,693	1,268,983
Horizon Funding Trust, Series 2013-1A, Class A (a) 3.000% 5/15/18	249,713	249,869
Icon Brand Holdings LLC, Series 2012-1A, Class A (a) 4.229% 1/25/43	898,496	901,036
Icon Brand Holdings LLC, Series 2013-1A, Class A (a) 4.352% 1/25/43	938,501	942,771
ING Investment Management CLO Ltd., Series 2013-3A, Class A1, 3 mo. USD LIBOR + 1.450%, FRN (a) 1.765% 1/18/26	1,850,000	1,825,497

	Principal Amount	Value
LCM Ltd., Series 16A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (a) 1.821% 7/15/26	$2,850,000	$2,837,289
Madison Park Funding XII Ltd., Series 2014-12A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (a) 1.817% 7/20/26	2,970,000	2,946,495
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A (a) 2.510% 5/20/30	397,834	399,663
Miramax LLC, Series 2014-1A, Class A2 (a) 3.340% 7/20/26	1,510,860	1,499,989
MVW Owner Trust, Series 2015-1A, Class A (a) 2.520% 12/20/32	1,469,064	1,465,398
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	610,897	610,489
New Residential Advance Receivables Trust, Series 2015-T3, Class AT3 (a) 2.540% 11/15/46	1,700,000	1,697,235
Nomad CLO Ltd., Series 2013-1A, Class A1, 3 mo. USD LIBOR + 1.200%, FRN (a) 1.521% 1/15/25	1,575,000	1,551,807
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A, 3 mo. USD LIBOR + 1.120%, FRN (a) 1.437% 4/20/25	2,100,000	2,058,025
OHA Loan Funding Ltd., Series 2013-1A, Class A, 3 mo. USD LIBOR + 1.250%, FRN (a) 1.566% 7/23/25	1,710,000	1,689,591
OnDeck Asset Securitization Trust, Series 2014-1A, Class A (a) 3.150% 5/17/18	1,200,000	1,198,851
Orange Lake Timeshare Trust, Series 2014-AA, Class A (a) 2.290% 7/09/29	484,294	480,774
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	750,000	746,205
Race Point VIII CLO Ltd., Series 2013-8A, Class A, 3 mo. LIBOR + 1.250%, FRN (a) 1.620% 2/20/25	700,000	695,419
Race Point VIII CLO Ltd., Series 2012-7A, Class A, 3 mo. USD LIBOR + 1.420%, FRN (a) 1.764% 11/08/24	1,200,000	1,192,176

The accompanying notes are an integral part of the financial statements.

63

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	$142,499	$143,534
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (a) 3.080% 9/20/32	642,401	642,398
Sonic Capital LLC, Series 2011-1A, Class A2 (a) 5.438% 5/20/41	1,101,181	1,136,860
Specialty Underwriting & Residential Finance Trust, Series 2005-AB2, Class M1, 1 mo. USD LIBOR + .450%, FRN 0.671% 6/25/36	555,000	548,965
Spirit Master Funding LLC, Series 2014-4A, Class A1 (a) 3.501% 1/20/45	1,000,000	989,800
SpringCastle America Funding LLC, Series 2014-AA, Class A (a) 2.700% 5/25/23	2,036,124	2,038,669
SPS Servicer Advance Receivables Trust, Series 2015-T3, Class AT3 (a) 2.920% 7/15/47	1,200,000	1,198,761
Store Master Funding I LLC, Series 2015-1A, Class A1 (a) 3.750% 4/20/45	508,300	504,292
Store Master Funding I LLC, Series 2015-1A, Class A2 (a) 4.170% 4/20/45	318,933	317,194
Structured Asset Securities Corp., Series 2007-BC4, Class A3, 1 mo. USD LIBOR + .250%, FRN 0.672% 11/25/37	235,091	234,812
Structured Receivables Finance LLC, Series 2010-B, Class A (a) 3.730% 8/15/36	343,946	357,336
SVO VOI Mortgage LLC, Series 2012-AA, Class A (a) 2.000% 9/20/29	33,030	32,773
Symphony CLO XV Ltd., Series 2014-15A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 1.765% 10/17/26	2,900,000	2,875,312
Textainer Marine Containers III Ltd., Series 2014-1A, Class A (a) 3.270% 10/20/39	512,333	498,032
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	365,644	383,027
Wendy’s Funding LLC, Series 2015-1A, Class A2I (a) 3.371% 6/15/45	2,468,813	2,421,905

	Principal Amount	Value
Wendys Funding LLC, Series 2015-1A, Class A2II (a) 4.080% 6/15/45	$1,825,425	$1,831,139
Wendys Funding LLC, Series 2015-1A, Class A23 (a) 4.497% 6/15/45	2,194,500	2,171,875
Westgate Resorts LLC, Series 2015-1A, Class A (a) 2.750% 5/20/27	2,084,593	2,079,510

		126,658,141

Student Loans ABS — 3.2%
Access Group, Inc., Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 1.340% 7/01/38	863,263	778,609
College Loan Corp. Trust, Series 2007-1, Class B2, + 28 day ARS, FRN 1.918% 1/25/47	900,000	678,033
College Loan Corp. Trust I, Series 2002-1, Class A5, + 28 day ARS, FRN (a) 1.076% 3/01/42	700,000	648,003
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A4, 3 mo. LIBOR + 0.160%, FRN 0.763% 3/28/35	1,500,000	1,400,177
DRB Prime Student Loan Trust, Series 2015-B, Class A1, 1 mo. LIBOR + 1.900%, FRN (a) 2.121% 10/27/31	477,867	477,865
DRB Prime Student Loan Trust, Series 2015-D, Class A2 (a) 3.200% 1/25/40	1,440,000	1,404,295
Education Funding Capital Trust I, Series 2004-1, Class A4, + 28 day ARS, FRN 1.697% 6/15/43	1,750,000	1,662,953
Education Funding Capital Trust I, Series 2004-1, Class B1, + 28 day ARS, FRN 1.846% 6/15/43	450,000	408,604
Education Funding Capital Trust I, Series 2004-1, Class A5, + 28 day ARS, FRN 1.902% 6/15/43	1,075,000	1,057,689
Education Funding Capital Trust I, Series 2004-1, Class A6, + 28 day ARS, FRN 1.908% 6/15/43	1,100,000	1,078,227

The accompanying notes are an integral part of the financial statements.

64

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Education Services of America, Series 2015-1, Class B, 1 mo. LIBOR + 1.500%, FRN (a) 1.696% 10/25/56	$1,100,000	$903,043
Education Services of America, Series 2014-4, Class B, 1 mo. LIBOR + 1.500%, FRN (a) 1.721% 6/25/48	1,200,000	1,002,788
Educational Funding of the South, Inc., Series 2011-1, Class B, 3 mo. LIBOR + 3.700%, FRN 4.020% 4/25/46	625,000	690,560
Higher Education Funding I, Series 2004-1, Class B1, 28 day ARS, FRN (a) 1/01/44	450,000	389,535
Higher Education Funding I, Series 2004-1, Class B2, 28 day ARS, FRN (a) 0.008% 1/01/44	450,000	363,327
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4, 3 mo. LIBOR + .310%, FRN 0.913% 9/27/35	1,558,245	1,496,281
National Collegiate Student Loan Trust, Series 2006-3, Class A3, 1 mo. LIBOR + .150%, FRN 0.572% 10/25/27	1,691,362	1,679,791
National Collegiate Student Loan Trust, Series 2005-1, Class A4, 1 mo. LIBOR + .240%, FRN 0.662% 11/27/28	909,917	897,357
Navient Student Loan Trust, Series 2014-1, Class A4, 1 mo. LIBOR + .750%, FRN 0.971% 2/25/39	1,550,000	1,423,899
Navient Student Loan Trust, Series 2015-3, Class B, 1 mo. LIBOR + 1.500%, FRN 1.721% 10/25/58	940,000	777,506
Nelnet Student Loan Trust, Series 2006-2, Class A6, 3 mo. LIBOR + .120%, FRN 0.440% 4/25/31	1,220,000	1,170,788
Nelnet Student Loan Trust, Series 2006-3, Class B, 3 mo. LIBOR + .250%, FRN 0.853% 6/25/41	1,054,397	924,541
Nelnet Student Loan Trust, Series 2005-4, Class A4A, + 7 day ARS, FRN 3.890% 3/22/32	325,000	303,767
North Carolina State Education Assistance Authority, Series 2011-2, Class A3, 3 mo. LIBOR + .800%, FRN 1.120% 7/25/36	1,600,000	1,521,960

	Principal Amount	Value
SLC Student Loan Trust, Series 2006-A, Class B, 3 mo. LIBOR + .300%, FRN 0.621% 7/15/36	$378,000	$364,146
SLM Student Loan Trust, Series 2006-1, Class A5, 3 mo. LIBOR + .110%, FRN 0.430% 7/26/21	1,450,000	1,418,293
SLM Student Loan Trust, Series 2007-3, Class B, 3 mo. LIBOR + .150%, FRN 0.470% 1/25/28	2,400,000	1,755,893
SLM Student Loan Trust, Series 2005-3, Class B, 3 mo. LIBOR + .150%, FRN 0.470% 4/25/40	1,243,591	1,034,170
SLM Student Loan Trust, Series 2014-1, Class A3, 1 mo. LIBOR + .600%, FRN 0.821% 2/26/29	900,000	860,700
SLM Student Loan Trust, Series 2008-2, Class A3, 3 mo. LIBOR + .750%, FRN 1.070% 4/25/23	966,457	930,937
SLM Student Loan Trust, Series 2005-5, Class A5, 3 mo. LIBOR + .750%, FRN 1.070% 10/25/40	1,056,000	1,014,956
SLM Student Loan Trust, Series 2002-7, Class A10, + 28 day ARS, FRN 1.080% 3/15/28	815,000	815,000
SLM Student Loan Trust, Series 2008-7, Class A4, 3 mo. LIBOR + .900%, FRN 1.220% 7/25/23	1,300,000	1,268,638
SLM Student Loan Trust, Series 2003-2, Class A7, + 28 day ARS, FRN 1.660% 9/15/28	650,000	650,000
SLM Student Loan Trust, Series 2013-2, Class B, 1 mo. LIBOR + 1.500%, FRN 1.721% 6/25/43	1,420,000	1,237,716
SLM Student Loan Trust, Series 2003-5, Class A7, + 28 day ARS, FRN 2.760% 6/17/30	250,000	250,000
SLM Student Loan Trust, Series 2002-7, Class A11, + 28 day ARS, FRN 2.780% 3/15/28	1,718,000	1,718,000

The accompanying notes are an integral part of the financial statements.

65

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
South Carolina Student Loan Corp., Series 2014-1, Class A2, 1 mo. LIBOR + 1.000%, FRN 1.243% 1/03/33	$1,800,000	$1,728,582
South Carolina Student Loan Corp., Series 2014-1, Class B, 1 mo. LIBOR + 1.500%, FRN 1.743% 8/01/35	1,100,000	972,448

		39,159,077

WL Collateral CMO — 0.5%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, FRN 2.807% 8/25/34	81,608	78,071
Connecticut Avenue Securities, Series 2015-C03, Class 1M1, 1 mo. USD LIBOR + 1.500%, FRN 1.721% 7/25/25	2,841,421	2,836,658
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, FRN 2.616% 2/25/34	20,377	19,078
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, FRN 3.028% 9/25/33	7,687	7,016
GS Mortgage Securities Corp., Series 2014-4R, Class AS, 1 mo. USD LIBOR + .180%, FRN (a) 0.376% 1/26/34	1,467,468	1,415,118
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, FRN 2.764% 8/25/34	16,285	15,214
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, FRN 2.496% 8/25/34	67,886	55,866
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2, 1 mo. USD LIBOR + .250%, FRN 0.471% 8/25/36	58,562	57,383
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA, FRN 2.905% 7/25/33	4,334	4,199
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA, FRN 3.011% 2/25/34	8,956	8,566
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, FRN 2.499% 2/25/34	248	251
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, FRN 2.556% 3/25/34	43,511	43,348
Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M1, 1 mo. USD LIBOR + 1.350%, FRN 1.772% 4/25/28	1,278,453	1,279,182

	Principal Amount	Value
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, + 12 mo. MTA + 1.400%, FRN 1.643% 4/25/44	$98,662	$95,450

		5,915,400

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1, FRN 2.885% 6/25/32	26,495	25,036

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $256,567,613)		255,180,373

SOVEREIGN DEBT OBLIGATIONS — 0.8%
Colombia Government International Bond 6.125% 1/18/41	2,480,000	2,393,200
Colombia Government International Bond 7.375% 3/18/19	725,000	813,088
Peruvian Government International Bond 6.550% 3/14/37	405,000	467,775
Poland Government International Bond 6.375% 7/15/19	690,000	788,325
Province of Quebec Canada 7.500% 9/15/29	390,000	560,916
Republic of Turkey International Bond 4.875% 4/16/43	474,000	417,120
Republic of Turkey International Bond 6.750% 4/03/18	840,000	903,840
United Mexican States 4.750% 3/08/44	1,955,000	1,781,005
United Mexican States 5.125% 1/15/20	850,000	926,500
United Mexican States 6.750% 9/27/34	685,000	822,000

		9,873,769

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $10,033,375)		9,873,769

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 25.8%
Collateralized Mortgage Obligations — 2.1%
Federal Home Loan Mortgage Corp.
Series 4303, Class AP 3.000% 8/15/43	4,873,971	5,050,512
Series 4290, Class CA 3.500% 12/15/38	2,678,327	2,780,332
Series 2617, Class Z 5.500% 5/15/33	2,303,861	2,580,413

The accompanying notes are an integral part of the financial statements.

66

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2693, Class Z 5.500% 10/15/33	$3,932,466	$4,343,268
Series 3423, Class PB 5.500% 3/15/38	800,000	895,358
Series 2178, Class PB 7.000% 8/15/29	86,240	97,580
Federal National Mortgage Association
Series 2014-7, Class VA 3.500% 5/25/25	1,642,236	1,724,243
Series 2014-48, Class AB 4.000% 10/25/40	3,844,602	4,042,578
Series 2007-32, Class Z 5.500% 4/25/37	1,309,090	1,448,262
Series 2010-60, Class HJ 5.500% 5/25/40	894,584	978,693
Federal National Mortgage Association REMIC Series 2007-B2, Class ZA 5.500% 6/25/37	1,172,566	1,288,448
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	86,873	96,834

		25,326,521

Pass-Through Securities — 23.7%
Federal Home Loan Mortgage Corp. Pool #G11630 3.500% 6/01/19	121,018	126,558
Pool #J13972 3.500% 1/01/26	105,393	110,547
Pool #C91344 3.500% 11/01/30	237,548	248,451
Pool #C91424 3.500% 1/01/32	169,382	177,156
Pool #Q37467 3.500% 11/01/45	6,989,382	7,207,527
Pool #Q37468 3.500% 11/01/45	5,167,194	5,334,926
Pool #C91239 4.500% 3/01/29	14,066	15,203
Pool #C91251 4.500% 6/01/29	91,445	99,011
Pool #G05253 5.000% 2/01/39	451,975	494,719
Pool #C90939 5.500% 12/01/25	55,720	61,816
Pool #D97258 5.500% 4/01/27	106,561	118,344
Pool #C91026 5.500% 4/01/27	88,111	97,806
Pool #C91074 5.500% 8/01/27	8,490	9,432
Pool #D97417 5.500% 10/01/27	24,719	27,353
Pool #C91128 5.500% 12/01/27	4,737	5,262

	Principal Amount	Value
Pool #C91148 5.500% 1/01/28	$178,426	$198,161
Pool #C91176 5.500% 5/01/28	64,643	71,878
Pool #C91217 5.500% 11/01/28	25,463	28,270
Pool #E85389 6.000% 9/01/16	3,243	3,290
Pool #G11431 6.000% 2/01/18	3,254	3,342
Pool #E85409 6.500% 9/01/16	5,013	5,070
Pool #E85032 6.500% 9/01/16	543	550
Pool #E85301 6.500% 9/01/16	12,338	12,530
Pool #C01079 7.500% 10/01/30	2,684	3,188
Pool #C01135 7.500% 2/01/31	8,551	10,091
Pool #554904 9.000% 3/01/17	27	28
Federal Home Loan Mortgage Corp. TBA Pool #648 3.500% 6/01/43 (d)	8,275,000	8,517,432
Pool #4200 4.000% 4/01/42 (d)	19,750,000	20,860,937
Federal National Mortgage Association Pool #775539, 12 mo. USD LIBOR 1.623%, FRN 2.332% 5/01/34	103,777	109,087
Pool #725692, 1 year CMT + 2.146%, FRN 2.398% 10/01/33	245,464	259,069
Pool #888586, 1 year CMT + 2.213%, FRN 2.481% 10/01/34	236,240	249,951
Pool #AO8180 3.000% 9/01/42	54,259	54,392
Pool #AR1975 3.000% 12/01/42	64,721	64,880
Pool #AB7397 3.000% 12/01/42	239,082	239,671
Pool #AB7401 3.000% 12/01/42	234,478	235,055
Pool #AP8668 3.000% 12/01/42	282,022	282,716
Pool #AR5391 3.000% 1/01/43	156,401	156,785
Pool #AR0306 3.000% 1/01/43	19,519	19,555
Pool #AR4109 3.000% 2/01/43	193,196	193,551

The accompanying notes are an integral part of the financial statements.

67

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AL3215 3.000% 2/01/43	$221,852	$222,259
Pool #AT0169 3.000% 3/01/43	327,617	328,219
Pool #AB8809 3.000% 3/01/43	119,421	119,641
Pool #MA1368 3.000% 3/01/43	406,427	407,173
Pool #AR4432 3.000% 3/01/43	81,446	81,595
Pool #AR2174 3.000% 4/01/43	402,842	403,582
Pool #890564 3.000% 6/01/43	4,007,213	4,020,831
Pool #AR3816 3.500% 2/01/43	857,688	885,529
Pool #AB8527 3.500% 3/01/43	1,796,529	1,854,846
Pool #AR8708 3.500% 4/01/43	1,210,273	1,249,560
Pool #AT4050 3.500% 5/01/43	1,604,517	1,656,601
Pool #MA1437 3.500% 5/01/43	742,970	767,088
Pool #MA1463 3.500% 6/01/43	3,986,447	4,115,851
Pool #AS6187 3.500% 11/01/45	16,032,498	16,562,948
Pool #AS6293 3.500% 12/01/45	6,177,340	6,381,723
Pool #AS6306 3.500% 12/01/45	5,490,419	5,678,938
Pool #AB6261 4.000% 9/01/42	10,115,044	10,735,776
Pool #AA3980 4.500% 4/01/28	96,207	105,158
Pool #AD0836 5.500% 11/01/28	165,363	184,069
Pool #587994 6.000% 6/01/16	1,095	1,103
Pool #253880 6.500% 7/01/16	2,285	2,310
Pool #575667 7.000% 3/01/31	13,740	16,092
Pool #497120 7.500% 8/01/29	367	434
Pool #529453 7.500% 1/01/30	3,000	3,550
Pool #532418 7.500% 2/01/30	4,667	5,522
Pool #531196 7.500% 2/01/30	391	463
Pool #530299 7.500% 3/01/30	446	516

	Principal Amount	Value
Pool #536386 7.500% 4/01/30	$531	$627
Pool #535996 7.500% 6/01/31	11,393	13,460
Pool #523499 8.000% 11/01/29	313	374
Pool #252926 8.000% 12/01/29	332	398
Pool #532819 8.000% 3/01/30	209	252
Pool #534703 8.000% 5/01/30	3,157	3,778
Pool #253437 8.000% 9/01/30	244	292
Pool #253481 8.000% 10/01/30	145	173
Pool #190317 8.000% 8/01/31	5,499	6,582
Pool #596656 8.000% 8/01/31	2,712	3,005
Pool #602008 8.000% 8/01/31	6,563	7,872
Pool #597220 8.000% 9/01/31	3,590	4,323
Federal National Mortgage Association TBA Pool #3348 2.500% 3/01/28 (d)	18,100,000	18,244,235
Pool #1048 2.500% 7/01/42 (d)	25,775,000	24,894,018
Pool #4241 3.000% 12/01/42 (d)	35,945,000	35,936,574
Pool #9174 4.000% 9/01/42 (d)	2,025,000	2,142,387
Government National Mortgage Association Pool #783896 3.500% 5/15/44	5,770,576	6,036,338
Pool #784026 3.500% 12/20/44	1,949,478	2,040,403
Pool #371146 7.000% 9/15/23	795	886
Pool #352022 7.000% 11/15/23	11,644	13,115
Pool #374440 7.000% 11/15/23	675	755
Pool #491089 7.000% 12/15/28	31,719	36,972
Pool #483598 7.000% 1/15/29	3,874	4,518
Pool #480539 7.000% 4/15/29	508	595
Pool #478658 7.000% 5/15/29	2,520	2,963

The accompanying notes are an integral part of the financial statements.

68

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #488634 7.000% 5/15/29	$2,698	$3,158
Pool #500928 7.000% 5/15/29	5,008	5,878
Pool #499410 7.000% 7/15/29	1,456	1,715
Pool #508655 7.000% 7/15/29	158	185
Pool #510083 7.000% 7/15/29	2,228	2,607
Pool #493723 7.000% 8/15/29	12,710	14,958
Pool #516706 7.000% 8/15/29	151	166
Pool #505558 7.000% 9/15/29	1,623	1,908
Pool #581417 7.000% 7/15/32	29,401	34,546
Pool #591581 7.000% 8/15/32	11,081	13,064
Pool #203940 7.500% 4/15/17	1,702	1,751
Pool #193870 7.500% 5/15/17	2,319	2,402
Pool #192796 7.500% 6/15/17	325	337
Pool #226163 7.500% 7/15/17	3,969	4,120
Government National Mortgage Association II Pool #008746, 1 year CMT + 1.500%, FRN 1.625% 11/20/25	6,817	6,968
Pool #080136, 1 year CMT + 1.500%, FRN 1.625% 11/20/27	1,330	1,364
Pool #82488, 1 year CMT + 1.500%, FRN 1.750% 3/20/40	853,006	883,472
Pool #82462, 1 year CMT + 1.500%, FRN 2.500% 1/20/40	890,941	921,865
Government National Mortgage Association II TBA Pool #188 3.000% 8/01/43 (d)	17,050,000	17,272,450
Pool #207 3.500% 12/01/43 (d)	17,800,000	18,556,500
Pool #872 4.500% 3/01/41 (d)	56,625,000	60,836,484

		289,465,760

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $315,632,591)		314,792,281

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 1.3%
U.S. Treasury Bonds & Notes — 1.3%
U.S. Treasury Bond (e) 2.750% 8/15/42	$815,000	$779,630
U.S. Treasury Bond 3.000% 11/15/44	2,500,000	2,492,871
U.S. Treasury Note (e) 1.375% 4/30/20	11,700,000	11,548,837
U.S. Treasury Note 2.125% 5/15/25	1,200,000	1,184,274

		16,005,612

TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,897,012)		16,005,612

TOTAL BONDS & NOTES (Cost $1,214,466,521)		1,198,619,095

PURCHASED OPTIONS — 0.0%
Financial — 0.0%
Diversified Financial — 0.0%
5 year CDX.NA. IG 25 Swaption, Put, Expires 1/14/16, Strike 120.00 (OTC - JP Morgan Chase Bank); Underlying swap terminates 3/16/16	37,300,000	43,716
5 year CDX.NA. IG 25 Swaption, Put, Expires 1/15/16, Strike 120.00 (OTC - JP Morgan Chase Bank); Underlying swap terminates 3/16/16	206,200,000	241,666
5 year CDX.NA. IG 25 Swaption, Put, Expires 1/14/16, Strike 120.00 (OTC - JP Morgan Chase Bank); Underlying swap terminates 3/16/16	103,000,000	120,716

		406,098

TOTAL PURCHASED OPTIONS (Cost $716,460)		406,098

TOTAL LONG-TERM INVESTMENTS (Cost $1,219,105,481)		1,201,944,866

The accompanying notes are an integral part of the financial statements.

69

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 18.1%
Commercial Paper — 18.1%
Agrium, Inc. 0.800% 2/02/16	$3,000,000	$2,998,675
Agrium, Inc. 0.850% 1/15/16	3,000,000	2,999,438
Agrium, Inc. 0.850% 1/19/16	14,500,000	14,496,457
Airgas, Inc. (a) 0.580% 1/15/16	5,000,000	4,999,063
Airgas, Inc. (a) 0.950% 3/28/16	6,375,000	6,366,460
Ameren Corp. 0.700% 2/02/16	6,100,000	6,097,305
BAT International Finance (a) 0.580% 1/27/16	10,000,000	9,996,422
CenterPoint Energy, Inc. (a) 0.680% 1/05/16	5,300,000	5,299,715
Cox Enterprises, Inc. (a) 0.950% 1/28/16	10,000,000	9,996,282
Deutsche Telekom AG (a) 0.800% 2/29/16	6,400,000	6,393,600
Deutsche Telekom AG (a) 0.850% 1/29/16	13,720,000	13,713,822
Dominion Resources, Inc. (a) 0.833% 3/07/16	8,000,000	7,992,154
ERAC USA Finance LLC (a) 0.580% 1/22/16	8,000,000	7,997,697
ERAC USA Finance LLC (a) 0.650% 2/18/16	3,000,000	2,997,967
Harley-Davidson Funding Corp. (a) 0.880% 3/11/16	3,500,000	3,496,335
Hewlett Packard Enterprise Co. (a) 0.950% 1/11/16	20,000,000	19,998,533
HP, Inc. (a) 1.015% 1/29/16	8,000,000	7,997,783
HP, Inc. (a) 1.020% 1/29/16	12,000,000	11,996,675
Hyundai Capital America (a) 1.030% 3/21/16	10,000,000	9,987,827
Intercontinental Exchange, Inc. (a) 0.850% 3/14/16	15,000,000	14,986,618
Johnson Controls, Inc. (a) 0.600% 1/07/16	7,675,000	7,674,403
Plains All American Pipeline LP (a) 1.500% 2/02/16	7,000,000	6,996,907
Telus Corp. (a) 0.610% 2/17/16	10,000,000	9,993,387
Thomson Reuters Corp. (a) 0.700% 2/16/16	5,000,000	4,996,971
Thomson Reuters Corp. (a) 0.710% 2/16/16	10,000,000	9,993,942
TransCanada American (a) 1.220% 2/16/16	8,000,000	7,993,430

	Principal Amount	Value
Volvo Group Treasury NA (a) 0.750% 1/29/16	$2,575,000	$2,574,006

		221,031,874

TOTAL SHORT-TERM INVESTMENTS (Cost $220,948,310)		221,031,874

TOTAL INVESTMENTS — 116.4% (Cost $1,440,053,791) (f)		1,422,976,740

Other Assets/(Liabilities) — (16.4)%		(200,626,740)

NET ASSETS — 100.0%		$1,222,350,000

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities amounted to a value of $450,612,403 or 36.86% of net assets.
(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2015, these securities amounted to a value of $20,395 or 0.00% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At December 31, 2015, these securities amounted to a value of $509,567 or 0.04% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

70

MML Managed Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	84.8%
Cayman Islands	5.8%
United Kingdom	1.0%
Luxembourg	0.8%
Mexico	0.8%
Canada	0.7%
Ireland	0.7%
Netherlands	0.5%
Switzerland	0.5%
Australia	0.4%
France	0.4%
Austria	0.3%
Colombia	0.3%
Bermuda	0.2%
Barbados	0.1%
Italy	0.1%
United States Virgin Islands	0.1%
Spain	0.1%
Turkey	0.1%
United Arab Emirates	0.1%
India	0.1%
Panama	0.1%
Hong Kong	0.1%
Poland	0.1%
Sweden	0.1%
Peru	0.0%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

71

MML Money Market Fund – Portfolio of Investments

December 31, 2015

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 100.2%
Commercial Paper — 56.2%
Air Products & Chemicals, Inc. (a) 0.210% 1/04/16	$4,000,000	$3,999,930
American Honda Finance Corp. 0.220% 1/08/16	3,000,000	2,999,872
American Honda Finance Corp. 0.270% 2/19/16	1,200,000	1,199,559
Basin Electric Power Cooperative (a) 0.480% 1/26/16	4,000,000	3,998,667
BMW US Capital LLC (a) 0.220% 2/01/16	2,000,000	1,999,621
BMW US Capital LLC (a) 0.230% 2/03/16	2,000,000	1,999,578
Brown-Forman Corp. (a) 0.450% 1/07/16	4,000,000	3,999,700
Caterpillar Financial Services Corp. 0.300% 3/01/16	4,000,000	3,998,000
ConocoPhillips Qatar Funding Ltd. (a) 0.200% 1/04/16	4,125,000	4,124,931
Emerson Electric Co. (a) 0.370% 3/03/16	4,000,000	3,997,451
Estee Lauder Cos., Inc. Class A (a) 0.400% 1/14/16	4,000,000	3,999,422
Henkel Corp. (a) 0.240% 1/21/16	2,000,000	1,999,733
Honeywell International, Inc. (a) 0.190% 1/14/16	2,000,000	1,999,863
Honeywell International, Inc. (a) 0.500% 3/22/16	1,675,000	1,673,116
Intel Corp. (a) 0.450% 3/23/16	2,375,000	2,372,566
Intercontinental Exchange (a) 0.600% 1/04/16	1,500,000	1,499,925
Intercontinental Exchange (a) 0.600% 1/07/16	2,500,000	2,499,750
John Deere Capital Corp. (a) 0.250% 1/05/16	3,975,000	3,974,890
Microsoft Corp. (a) 0.170% 1/06/16	3,000,000	2,999,929
National Rural Utilities Cooperative Finance Corp. 0.410% 2/02/16	4,000,000	3,998,542
Nestle Capital Corp. (a) 0.240% 2/09/16	4,000,000	3,998,960
Paccar Financial Corp. 0.190% 1/20/16	2,200,000	2,199,779
Paccar Financial Corp. 0.390% 1/19/16	2,000,000	1,999,610

	Principal Amount	Value
Pfizer, Inc. (a) 0.180% 1/07/16	$4,250,000	$4,249,873
Precision Castparts Corp. (a) 0.370% 1/21/16	950,000	949,805
Precision Castparts Corp. (a) 0.450% 1/19/16	1,650,000	1,649,629
Rockwell Automation, Inc. (a) 0.450% 1/11/16	4,000,000	3,999,500
Toyota Motor Credit Corp. 0.210% 1/27/16	4,000,000	3,999,393
Unilever Capital Corp. (a) 0.230% 2/22/16	4,000,000	3,998,671
United Healthcare Co. (a) 0.490% 1/12/16	4,200,000	4,199,371
Walt Disney Co. (a) 0.360% 1/12/16	3,825,000	3,824,579

		94,404,215

Corporate Debt — 4.2%
General Electric Capital Corp., FRN 0.918% 1/08/16	3,990,000	3,990,454
International Business Machines Corp., FRN 0.404% 2/05/16	3,000,000	3,000,282

		6,990,736

Discount Notes — 13.9%
Federal Farm Credit Discount Notes 0.160% 3/23/16	1,036,000	1,035,622
Federal Farm Credit Discount Notes 0.500% 5/18/16	900,000	898,275
Federal Farm Credit Discount Notes 0.510% 5/27/16	1,200,000	1,197,501
Federal Home Loan Bank Discount Notes 0.175% 2/19/16	800,000	799,809
Federal Home Loan Bank Discount Notes 0.190% 1/27/16	1,000,000	999,863
Federal Home Loan Bank Discount Notes 0.220% 2/03/16	600,000	599,879
Federal Home Loan Bank Discount Notes 0.220% 2/24/16	900,000	899,703
Federal Home Loan Bank Discount Notes 0.232% 2/19/16	1,975,000	1,974,376
Federal Home Loan Bank Discount Notes 0.260% 4/26/16	280,000	279,765
Federal Home Loan Mortgage Corp. 0.130% 2/17/16	500,000	499,915

The accompanying notes are an integral part of the financial statements.

72

MML Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corp. 0.130% 2/22/16	$500,000	$499,906
Federal Home Loan Mortgage Corp. 0.177% 2/22/16	200,000	199,949
Federal Home Loan Mortgage Corp. 0.190% 1/28/16	1,000,000	999,858
Federal Home Loan Mortgage Corp. 0.220% 2/12/16	200,000	199,949
Federal Home Loan Mortgage Corp. 0.225% 3/18/16	3,925,000	3,923,111
Federal Home Loan Mortgage Corp. 0.700% 10/31/16	423,000	420,500
Federal National Mortgage Association 0.150% 1/08/16	900,000	899,974
Federal National Mortgage Association 0.150% 1/13/16	2,000,000	1,999,900
Federal National Mortgage Association 0.190% 2/08/16	4,000,000	3,999,198
Federal National Mortgage Association 0.220% 1/13/16	200,000	199,985
Federal National Mortgage Association 0.220% 2/17/16	900,000	899,742

		23,426,780

Repurchase Agreement — 4.2%
HSBC Securities (USA) Inc. Repurchase Agreement, dated 12/31/15, 0.260%, due 1/04/16 (b)	7,000,000	7,000,000

Time Deposits — 0.4%
Euro Time Deposit 0.010% 1/04/16	710,563	710,563

U.S. Government Obligations — 21.3%
U.S. Treasury Note 0.250% 5/15/16	5,000,000	4,996,309
U.S. Treasury Note 0.305% 1/31/16	10,000,000	10,000,046
U.S. Treasury Note 0.330% 7/31/16	3,500,000	3,500,288
U.S. Treasury Note 0.375% 1/31/16	5,000,000	5,000,667
U.S. Treasury Note 0.375% 2/15/16	5,000,000	5,001,511
U.S. Treasury Note 0.375% 3/31/16	2,000,000	2,000,710
U.S. Treasury Note 0.375% 4/30/16	2,775,000	2,775,750

	Principal Amount	Value
U.S. Treasury Note 0.500% 7/31/16	$2,500,000	$2,497,740

		35,773,021

TOTAL SHORT-TERM INVESTMENTS (Cost $168,305,315)		168,305,315

TOTAL INVESTMENTS — 100.2% (Cost $168,305,315) (c)		168,305,315

Other Assets/(Liabilities) — (0.2)%		(405,144)

NET ASSETS — 100.0%		$167,900,171

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

FRN	Floating Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities amounted to a value of $74,009,460 or 44.08% of net assets.
(b)	Maturity value of $7,000,202. Collateralized by U.S. Government Agency obligations with a rate of 3.875%, maturity date of 4/15/29, and an aggregate market value, including accrued interest, of $7,140,514.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

73

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2015

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Assets:
Investments, at value (Note 2) (a)	$631,484,675	$785,061,371	$1,201,944,866	$-
Short-term investments, at value (Note 2) (b)	37,071,908	9,100,625	221,031,874	168,305,315

Total investments (c)	668,556,583	794,161,996	1,422,976,740	168,305,315

Receivables from:
Investments sold	395,384	4,531,642	2,274,060	-
Investment adviser (Note 3)	-	-	-	43,664
Fund shares sold	95,606	517,262	6,442,432	364,786
Variation margin on open derivative instruments (Note 2)	62,103	-	426,214	-
Interest and dividends	1,994,139	981,938	8,398,774	41,999
Foreign taxes withheld	-	42,944	-	-

Total assets	671,103,815	800,235,782	1,440,518,220	168,755,764

Liabilities:
Payables for:
Investments purchased	478,081	4,008,947	9,124,595	420,467
Fund shares repurchased	260,895	177,618	221,687	283,874
Investments purchased on a when-issued basis (Note 2)	36,191,125	-	207,265,531	-
Securities on loan (Note 2)	-	17,009,458	-	-
Open swap agreements, at value (Note 2)	15,715	-	100,577	-
Trustees’ fees and expenses (Note 3)	192,764	243,502	202,949	50,585
Collateral held for open derivative contracts (Note 2)	-	-	680,000	-
Affiliates (Note 3):
Investment advisory fees	228,146	271,245	400,976	69,144
Service fees	29,473	42,481	151,733	-
Due to custodian	3,183	-	1,873	-
Accrued expense and other liabilities	67,894	69,405	18,299	31,523

Total liabilities	37,467,276	21,822,656	218,168,220	855,593

Net assets	$633,636,539	$778,413,126	$1,222,350,000	$167,900,171

Net assets consist of:
Paid-in capital	$474,548,617	$605,174,656	$1,237,281,962	$167,944,844
Undistributed (accumulated) net investment income (loss)	-	13,534,450	1,745,901	-
Distributions in excess of net investment income	(130,021)	-	-	(46,326)
Accumulated net realized gain (loss) on investments and foreign currency transactions	55,113,422	44,528,836	428,292	1,653
Net unrealized appreciation (depreciation) on investments and foreign currency translations	104,104,521	115,175,184	(17,106,155)	-

Net assets	$633,636,539	$778,413,126	$1,222,350,000	$167,900,171

(a) Cost of investments:	$527,403,720	$669,886,187	$1,219,105,481	$-
(b) Cost of short-term investments:	$37,056,300	$9,100,625	$220,948,310	$168,305,315
(c) Securities on loan with market value of:	$-	$16,531,772	$-	$-

The accompanying notes are an integral part of the financial statements.

74

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2015

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Initial Class shares:
Net assets	$586,081,772	$709,314,987	$976,931,859	$167,900,171

Shares outstanding (a)	26,372,464	26,192,827	79,341,148	168,080,252

Net asset value, offering price and redemption price per share	$22.22	$27.08	$12.31	$1.00

Service Class shares:
Net assets	$47,554,767	$69,098,139	$245,418,141	$-

Shares outstanding (a)	2,143,569	2,576,940	19,967,671	-

Net asset value, offering price and redemption price per share	$22.18	$26.81	$12.29	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

75

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2015

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Investment income (Note 2):
Dividends (a)	$10,009,424	$17,317,445	$353,073	$-
Interest	6,694,963	1,259	39,543,611	287,997
Securities lending net income	-	187,617	-	-

Total investment income	16,704,387	17,506,321	39,896,684	287,997

Expenses (Note 3):
Investment advisory fees	2,772,599	3,333,975	5,126,101	915,183
Custody fees	88,038	82,588	- *	24,307
Audit fees	34,957	34,231	35,962	29,892
Legal fees	5,148	6,023	- *	3,723
Proxy fees	1,033	1,032	- *	1,033
Shareholder reporting fees	54,780	67,281	- *	18,412
Trustees’ fees	36,870	45,931	55,408	10,804

	2,993,425	3,571,061	5,217,471	1,003,354
Distribution and Service fees:
Service Class	109,609	156,590	582,193	-

Total expenses	3,103,034	3,727,651	5,799,664	1,003,354
Expenses waived (Note 3):
Initial Class fees reimbursed by adviser	-	-	-	(715,357)

Net expenses	3,103,034	3,727,651	5,799,664	287,997

Net investment income (loss)	13,601,353	13,778,670	34,097,020	-

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	60,730,840	48,324,429	11,742,611	2,061
Futures contracts	389,984	-	3,084,342	-
Swap agreements	(458,774)	-	(2,821,640)	-
Foreign currency transactions	(6,277)	(7,881)	(37,213)	-

Net realized gain (loss)	60,655,773	48,316,548	11,968,100	2,061

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(73,808,954)	(90,001,596)	(56,598,036)	-
Futures contracts	(109,426)	-	(316,211)	-
Swap agreements	245,696	-	1,511,632	-
Translation of assets and liabilities in foreign currencies	2,250	30	13,347	-

Net change in unrealized appreciation (depreciation)	(73,670,434)	(90,001,566)	(55,389,268)	-

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(13,014,661)	(41,685,018)	(43,421,168)	2,061

Net increase (decrease) in net assets resulting from operations	$586,692	$(27,906,348)	$(9,324,148)	$2,061

(a) Net of foreign withholding tax of:	$173	$258,597	$-	$-
*	Paid by MassMutual pursuant to investment advisory agreement dated 12/15/11 for a period of at least three years. The agreement can only be amended or terminated after that period upon approval of a majority of the Independent Trustees.

The accompanying notes are an integral part of the financial statements.

76

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77

MML Series Investment Fund II — Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blend Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$13,601,353	$12,901,109
Net realized gain (loss) on investment transactions	60,655,773	51,000,331
Net change in unrealized appreciation (depreciation) on investments	(73,670,434)	6,333,504

Net increase (decrease) in net assets resulting from operations	586,692	70,234,944

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(13,201,262)	(13,207,894)
Service Class	(858,932)	(651,465)

Total distributions from net investment income	(14,060,194)	(13,859,359)

From net realized gains:
Initial Class	(46,953,015)	(6,458,277)
Service Class	(3,152,201)	(334,379)

Total distributions from net realized gains	(50,105,216)	(6,792,656)

Net fund share transactions (Note 5):
Initial Class	677,625	(41,634,244)
Service Class	11,324,049	6,796,017

Increase (decrease) in net assets from fund share transactions	12,001,674	(34,838,227)

Total increase (decrease) in net assets	(51,577,044)	14,744,702
Net assets
Beginning of year	685,213,583	670,468,881

End of year	$633,636,539	$685,213,583

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$116,669

Distributions in excess of net investment income included in net assets at end of year	$(130,021)	$-

The accompanying notes are an integral part of the financial statements.

78

MML Equity Fund		MML Managed Bond Fund		MML Money Market Fund
Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

$13,778,670	$17,510,381	$34,097,020	$33,021,065	$-	$-
48,316,548	66,551,512	11,968,100	19,692,204	2,061	3,067
(90,001,566)	7,130,552	(55,389,268)	30,915,154	-	-

(27,906,348)	91,192,445	(9,324,148)	83,628,423	2,061	3,067

(15,870,664)	(12,166,595)	(30,066,192)	(37,555,588)	(9,207)	(7,668)
(1,232,199)	(705,046)	(6,172,793)	(5,910,650)	-	-

(17,102,863)	(12,871,641)	(36,238,985)	(43,466,238)	(9,207)	(7,668)

(34,664,123)	-	(5,019,665)	-	(177)	(1,789)
(2,957,887)	-	(922,401)	-	-	-

(37,622,010)	-	(5,942,066)	-	(177)	(1,789)

(13,792,049)	(61,870,837)	(199,761,615)	60,389,551	(84,793,576)	(19,693,194)
18,928,564	10,417,990	37,617,830	33,556,721	-	-

5,136,515	(51,452,847)	(162,143,785)	93,946,272	(84,793,576)	(19,693,194)

(77,494,706)	26,867,957	(213,648,984)	134,108,457	(84,800,899)	(19,699,584)

855,907,832	829,039,875	1,435,998,984	1,301,890,527	252,701,070	272,400,654

$778,413,126	$855,907,832	$1,222,350,000	$1,435,998,984	$167,900,171	$252,701,070

$13,534,450	$17,298,659	$1,745,901	$140,475	$-	$-

$-	$-	$-	$-	$(46,326)	$(37,376)

79

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Blend Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$24.51	$0.48	$(0.45)	$0.03	$(0.50)	$(1.82)	$(2.32)	$22.22	0.08%		$586,082	0.45%	2.07%
12/31/14	22.78	0.45	2.01	2.46	(0.49)	(0.24)	(0.73)	24.51	10.99%		644,881	0.45%	1.92%
12/31/13	19.33	0.41	3.48	3.89	(0.44)	-	(0.44)	22.78	20.31%		639,537	0.46%	1.94%
12/31/12	17.52	0.39	1.82	2.21	(0.40)	-	(0.40)	19.33	12.65%		584,660	0.46%	2.09%
12/31/11	17.08	0.36	0.45	0.81	(0.37)	-	(0.37)	17.52	4.78%		552,072	0.49%	2.05%
Service Class
12/31/15	$24.48	$0.42	$(0.46)	$(0.04)	$(0.44)	$(1.82)	$(2.26)	$22.18	(0.17%	)	$47,555	0.70%	1.83%
12/31/14	22.75	0.39	2.01	2.40	(0.43)	(0.24)	(0.67)	24.48	10.71%		40,333	0.70%	1.68%
12/31/13	19.30	0.36	3.47	3.83	(0.38)	-	(0.38)	22.75	20.01%		30,932	0.71%	1.70%
12/31/12	17.50	0.35	1.80	2.15	(0.35)	-	(0.35)	19.30	12.36%		22,114	0.71%	1.85%
12/31/11	17.06	0.32	0.44	0.76	(0.32)	-	(0.32)	17.50	4.52%		12,331	0.74%	1.82%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	209%	183%	235%	251%	285%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

80

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data:
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$30.28	$0.50	$(1.67)	$(1.17)	$(0.64)	$(1.39)	$(2.03)	$27.08	(3.43%	)	$709,315	0.43%	1.69%
12/31/14	27.55	0.61	2.57	3.18	(0.45)	-	(0.45)	30.28	11.57%		799,222	0.43%	2.12%
12/31/13	21.07	0.41	6.54	6.95	(0.47)	-	(0.47)	27.55	33.27%		787,449	0.44%	1.69%
12/31/12	18.51	0.38	2.58	2.96	(0.40)	-	(0.40)	21.07	16.05%		709,969	0.44%	1.92%
12/31/11	19.57	0.34	(1.09)	(0.75)	(0.31)	-	(0.31)	18.51	(3.76%	)	778,897	0.44%	1.72%
Service Class
12/31/15	$30.01	$0.42	$(1.65)	$(1.23)	$(0.58)	$(1.39)	$(1.97)	$26.81	(3.67%	)	$69,098	0.68%	1.45%
12/31/14	27.34	0.52	2.56	3.08	(0.41)	-	(0.41)	30.01	11.29%		56,685	0.68%	1.82%
12/31/13	20.93	0.35	6.49	6.84	(0.43)	-	(0.43)	27.34	32.94%		41,591	0.69%	1.44%
12/31/12	18.41	0.34	2.54	2.88	(0.36)	-	(0.36)	20.93	15.76%		26,073	0.69%	1.69%
12/31/11	19.48	0.30	(1.09)	(0.79)	(0.28)	-	(0.28)	18.41	(4.00%	)	18,493	0.69%	1.55%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	39%	38%	100%	65%	65%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

81

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Managed Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$12.82	$0.33	$(0.43)	$(0.10)	$(0.36)	$(0.05)	$(0.41)	$12.31	(0.75%	)	$976,932	0.39%	2.59%
12/31/14	12.44	0.32	0.47	0.79	(0.41)	-	(0.41)	12.82	6.46%		1,218,504	0.39%	2.47%
12/31/13	13.20	0.31	(0.52)	(0.21)	(0.40)	(0.15)	(0.55)	12.44	(1.64%	)	1,123,545	0.39%	2.46%
12/31/12	12.99	0.35	0.38	0.73	(0.38)	(0.14)	(0.52)	13.20	5.77%		1,027,945	0.40%	2.66%
12/31/11	12.80	0.47	0.44	0.91	(0.48)	(0.24)	(0.72)	12.99	7.31%		864,477	0.41%	3.63%
Service Class
12/31/15	$12.80	$0.30	$(0.43)	$(0.13)	$(0.33)	$(0.05)	$(0.38)	$12.29	(1.00%	)	$245,418	0.64%	2.36%
12/31/14	12.42	0.28	0.48	0.76	(0.38)	-	(0.38)	12.80	6.19%		217,495	0.64%	2.22%
12/31/13	13.18	0.28	(0.52)	(0.24)	(0.37)	(0.15)	(0.52)	12.42	(1.88%	)	178,346	0.64%	2.21%
12/31/12	12.97	0.32	0.38	0.70	(0.35)	(0.14)	(0.49)	13.18	5.51%		149,124	0.65%	2.40%
12/31/11	12.79	0.43	0.44	0.87	(0.45)	(0.24)	(0.69)	12.97	7.04%		101,863	0.66%	3.34%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	358%	368%	313%	279%	186%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

82

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Money Market Fund

		Income (loss) from investment operations					Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]
Initial Class
12/31/15	$1.00	$-	$0.00	[d]	$0.00	[d]	$(0.00)[d]	$(0.00)[d]	$(0.00)[d]	$1.00	0.00%	[e]	$167.900	0.52%	0.15%
12/31/14	1.00	-	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	252,701	0.51%	0.11%
12/31/13	1.00	-	0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	272,401	0.51%	0.14%
12/31/12	1.00	-	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	299,944	0.52%	0.16%
12/31/11	1.00	-	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	189,532	0.54%	0.17%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

83

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are four series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blend Fund (“Blend Fund”)

MML Equity Fund (“Equity Fund”)

MML Managed Bond Fund (“Managed Bond Fund”)

MML Money Market Fund (“Money Market Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the MML Allocation Funds, which are “funds of funds” series of MML Series Investment Fund, another open-end management investment company sponsored by MassMutual, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016, but when implemented may affect the Money Market Fund’s operations and return potential.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. The Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if the Fund’s investment adviser determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a stable net asset value per share, although this cannot be assured.

84

Notes to Financial Statements (Continued)

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

85

Notes to Financial Statements (Continued)

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Money Market Fund characterized all investments at Level 2, as of December 31, 2015. For the Money Market Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

86

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2015, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Blend Fund
Asset Investments
Common Stock	$432,670,331	$-	$-	$432,670,331
Preferred Stock	581,912	-	-	581,912
Corporate Debt	-	94,071,619	-	94,071,619
Municipal Obligations	-	2,899,330	-	2,899,330
Non-U.S. Government Agency Obligations	-	43,626,282	83,266	43,709,548
Sovereign Debt Obligations	-	2,065,502	-	2,065,502
U.S. Government Agency Obligations and Instrumentalities	-	54,029,693	-	54,029,693
U.S. Treasury Obligations	-	1,370,418	-	1,370,418
Purchased Options	-	66,394	-	66,394
Rights	-	-	19,928	19,928
Short-Term Investments	-	37,071,908	-	37,071,908

Total Investments	$433,252,243	$235,201,146	$103,194	$668,556,583

Asset Derivatives
Futures Contracts	$144,605	$-	$-	$144,605

Liability Derivatives
Futures Contracts	$(120,623)	$-	$-	$(120,623)
Swap Agreements	-	(15,715)	-	(15,715)

Total	$(120,623)	$(15,715)	$-	$(136,338)

Equity Fund
Asset Investments
Common Stock	$760,505,666	$7,546,247	$-	$768,051,913
Mutual Funds	17,009,458	-	-	17,009,458
Short-Term Investments	-	9,100,625	-	9,100,625

Total Investments	$777,515,124	$16,646,872	$-	$794,161,996

Managed Bond Fund
Asset Investments
Preferred Stock	$2,919,673	$-	$-	$2,919,673
Corporate Debt	-	587,215,213	-	587,215,213
Municipal Obligations	-	15,551,847	-	15,551,847
Non-U.S. Government Agency Obligations	-	254,670,806	509,567	255,180,373
Sovereign Debt Obligations	-	9,873,769	-	9,873,769
U.S. Government Agency Obligations and Instrumentalities	-	314,792,281	-	314,792,281
U.S. Treasury Obligations	-	16,005,612	-	16,005,612
Purchased Options	-	406,098	-	406,098
Short-Term Investments	-	221,031,874	-	221,031,874

Total Investments	$2,919,673	$1,419,547,500	$509,567	$1,422,976,740

Asset Derivatives
Futures Contracts	$764,501	$-	$-	$764,501

Liability Derivatives
Futures Contracts	$(691,056)	$-	$-	$(691,056)
Swap Agreements	-	(100,577)	-	(100,577)

Total	$(691,056)	$(100,577)	$-	$(791,633)

87

Notes to Financial Statements (Continued)

The following table shows Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2015.

Statements of Asset and Liabilities location:	Blend Fund	Equity Fund	Managed Bond Fund

Payables for:
Investments purchased on a when-issued basis	X		X
Securities on loan		X
Collateral held for open derivative contracts			X
Due to custodian	X		X

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2015. The Funds recognize transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/14	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*		Balance as of 12/31/15	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/15
Blend Fund
Non-U.S. Government Agency Obligations†	$165,398	$-	$367	$59	$249,531	$(332,089)	$-	$-		$83,266	$59
Rights	-	-	-	-	19,928	-	-	-		19,928	-

	$165,398	$-	$367	$59	$269,459	$(332,089)	$-	$-		$103,194	$59

Managed Bond Fund
Non-U.S. Government Agency Obligations†	$926,227	$-	$2,350	$377	$1,597,000	$(2,016,387)	$-	$-		$509,567	$377
Non-U.S. Government Agency Obligations	-	-	-	-	1,199,990	(117,831)	-	(1,082,159	)**	-	-

	$926,227	$-	$2,350	$377	$2,796,990	$(2,134,218)	$-	$(1,082,159)		$509,567	$377

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as inputs were more observable.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than the derivatives original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year

88

Notes to Financial Statements (Continued)

ended December 31, 2015, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivatives and Objective for Use	Blend Fund	Managed Bond fund
Futures Contracts*
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Interest Rate Swaps**
Hedging/Risk Management	A	A
Duration Management	M	M
Asset/Liability Management	M	M
Substitution for Direct Investment	M	M
Intention to Create Investment Leverage in Portfolio	M	M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Income	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Credit Default Swaps (Protection Seller)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Income	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Options (Purchased)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Directional Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Rights and Warrants
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Directional Investment	M
Intention to Create Investment Leverage in Portfolio	M
Result of a Corporate Action	A
*	Includes any options purchased or written on futures contracts, if applicable.
**	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

89

Notes to Financial Statements (Continued)

At December 31, 2015, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund
Asset Derivatives
Purchased Options*	$66,394	$-	$-	$66,394
Futures Contracts^^	-	-	144,605	144,605
Rights	-	19,928	-	19,928

Total Value	$66,394	$19,928	$144,605	$230,927

Liability Derivatives
Futures Contracts^^	$-	$-	$(120,623)	$(120,623)
Swap Agreements^	(15,715)	-	-	(15,715)

Total Value	$(15,715)	$-	$(120,623)	$(136,338)

Realized Gain (Loss)#
Purchased Options	$-	$-	$435,215	$435,215
Futures Contracts	-	187,626	202,358	389,984
Swap Agreements	(28,260)	-	(430,514)	(458,774)

Total Realized Gain (Loss)	$(28,260)	$187,626	$207,059	$366,425

Change in Appreciation (Depreciation)##
Purchased Options	$(50,741)	$-	$(159,336)	$(210,077)
Futures Contracts	-	-	(109,426)	(109,426)
Swap Agreements	3,697	-	241,999	245,696

Total Change in Appreciation (Depreciation)	$(47,044)	$-	$(26,763)	$(73,807)

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$56,650,000	$-	$17,900,000	$74,550,000
Futures Contracts	-	158	585	743
Swap Agreements	$1,603,571	$-	$5,385,000	$6,988,571
Rights	-	37,600	-	37,600

Managed Bond Fund
Asset Derivatives
Purchased Options*	$406,098	$-	$-	$406,098
Futures Contracts^^	-	-	764,501	764,501

Total Value	$406,098	$-	$764,501	$1,170,599

Liability Derivatives
Futures Contracts^^	$-	$-	$(691,056)	$(691,056)
Swap Agreements^	(100,577)	-	-	(100,577)

Total Value	$(100,577)	$-	$(691,056)	$(791,633)

Realized Gain (Loss)#
Purchased Options	$-	$-	$2,692,257	$2,692,257
Futures Contracts	-	-	3,084,342	3,084,342
Swap Agreements	(164,182)	-	(2,657,458)	(2,821,640)

Total Realized Gain (Loss)	$(164,182)	$-	$3,119,141	$2,954,959

90

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Managed Bond Fund (Continued)
Change in Appreciation (Depreciation)##
Purchased Options	$(310,362)	$-	$(985,658)	$(1,296,020)
Futures Contracts	-	-	(316,211)	(316,211)
Swap Agreements	14,249	-	1,497,383	1,511,632

Total Change in Appreciation (Depreciation)	$(296,113)	$-	$195,514	$(100,599)

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$346,500,000	$-	$110,730,000	$457,230,000
Futures Contracts	-	-	2,833	2,833
Swap Agreements	$9,692,857	$-	$33,320,000	$43,012,857

*	Statements of Assets and Liabilities location: Investments, at value.
^	Statements of Assets and Liabilities location: Payables for: open swap agreements, at value.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for purchased options and swap agreements, or shares/units outstanding for rights, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2015.

The Blend Fund had no change in appreciation (depreciation) on rights during the year ended December 31, 2015.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of December 31, 2015.

Counterparty	Derivative Assets Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Blend Fund
JP Morgan Chase Bank	$66,394	$-	$-	$66,394

Managed Bond Fund
JP Morgan Chase Bank	$406,098	$-	$(406,098)	$-

91

Notes to Financial Statements (Continued)

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of December 31, 2015.

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Blend Fund
Goldman Sachs International	$(15,715)	$-	$-	$(15,715)

Managed Bond Fund
Goldman Sachs International	$(100,577)	$-	$-	$(100,577)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2015, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

92

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open futures contracts at December 31, 2015:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Blend Fund
Futures Contracts — Long
U.S. Ultra Bond	03/21/16	74	$11,742,875	$68,475
U.S. Treasury Note 2 Year	03/31/16	40	8,689,375	(14,254)
U.S. Treasury Note 5 Year	03/31/16	318	37,625,860	(99,830)

				$(45,609)

Futures Contracts — Short
U.S. Long Bond	03/21/16	26	$(3,997,500)	$(6,539)
U.S. Treasury Note 10 Year	03/21/16	150	(18,885,938)	76,130

				$69,591

Managed Bond Fund
Futures Contracts — Long
U.S. Ultra Bond	03/21/16	468	$74,265,750	$444,518
U.S. Treasury Note 2 Year	03/31/16	257	55,829,235	(90,962)
U.S. Treasury Note 5 Year	03/31/16	1,627	192,507,149	(514,795)

				$(161,239)

Futures Contracts — Short
U.S. Long Bond	03/21/16	197	$(30,288,750)	$(85,299)
U.S. Treasury Note 10 Year	03/21/16	597	(75,166,031)	319,983

				$234,684

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional

93

Notes to Financial Statements (Continued)

value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

94

Notes to Financial Statements (Continued)

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap transactions at December 31, 2015. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Blend Fund
Credit Default Swaps — Sell Protection†
OTC Swaps
Goldman Sachs International	USD	500,000	11/17/45	3.000%	CMBX.NA.BBB-.6†† (Rating: BBB-)	$(16,023)	$308	$(15,715)

Managed Bond Fund
Credit Default Swaps — Sell Protection†
OTC Swaps
Goldman Sachs International	USD	3,200,000	11/17/45	3.000%	CMBX.NA.BBB-.6†† (Rating: BBB-)	$(102,549)	$1,972	$(100,577)

USD	U.S. Dollar
†	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Standard & Poor’s Ratings Group rating category. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments.
††	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option

95

Notes to Financial Statements (Continued)

premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

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Notes to Financial Statements (Continued)

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

The Blend Fund, Equity Fund, and Managed Bond Fund may lend their securities; however, lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and Equity Fund, respectively, taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“agent”). The Lending Agreement authorizes the agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”).

97

Notes to Financial Statements (Continued)

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the Borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2015, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Security loans can be terminated at the discretion of either the lending agent or the Fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at December 31, 2015.

The Funds employ the agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or Borrower, respectively. For the year ended December 31, 2015, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Equity Fund	$236,870	$49,253	$187,617

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gains distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among classes to which the expense relates based on relative net assets.

98

Notes to Financial Statements (Continued)

Foreign Securities

The Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Blend Fund and Managed Bond Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million

MML Advisers has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets at the following annual rates:

Blend Fund	0.13% (Equity Segment) 0.09% (Money Market and Bond Segments)
Managed Bond Fund	0.10%
Money Market Fund	0.05%

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Notes to Financial Statements (Continued)

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the Blend Fund and Managed Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MML Advisers and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MML Advisers has entered into an investment subadvisory agreement with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, pursuant to which OFI serves as one of the subadvisers to the Equity Fund. This agreement provides that OFI manage the investment and reinvestment of a portion of the assets of the Fund. OFI receives a subadvisory fee from MML Advisers, based upon the average daily net assets of the portion of the Fund that OFI manages, at the following annual rate:

Equity Fund	0.23%

MML Advisers has entered into an investment subadvisory agreement with the unaffiliated investment subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), pursuant to which Loomis Sayles serves as one of the subadvisers to the Equity Fund. This agreement provides that Loomis Sayles manage the investment and reinvestment of a portion of the assets of the Fund. Loomis Sayles receives a subadvisory fee from MassMutual based upon the average daily net assets of the portion of the Fund that Loomis Sayles manages.

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares, if available, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

For the Money Market Fund, MML Advisers has agreed to voluntarily waive some or all of its advisory fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statement of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

100

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2015, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blend Fund	$679,177,064	$685,720,490	$694,710,443	$702,181,914
Equity Fund	-	311,432,571	-	338,243,299
Managed Bond Fund	4,215,199,887	512,622,028	4,380,203,823	512,899,206

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount
Blend Fund Initial Class
Sold	558,566	$12,967,545	646,358	$15,277,002
Issued as reinvestment of dividends	2,657,363	60,154,277	839,814	19,666,171
Redeemed	(3,149,277)	(72,444,197)	(3,253,753)	(76,577,417)

Net increase (decrease)	66,652	$677,625	(1,767,581)	$(41,634,244)

Blend Fund Service Class
Sold	498,005	$11,397,767	372,316	$8,795,548
Issued as reinvestment of dividends	177,510	4,011,133	42,149	985,844
Redeemed	(179,731)	(4,084,851)	(126,416)	(2,985,375)

Net increase (decrease)	495,784	$11,324,049	288,049	$6,796,017

Equity Fund Initial Class
Sold	1,164,275	$33,102,215	522,167	$14,978,313
Issued as reinvestment of dividends	1,986,810	50,534,787	410,767	12,166,595
Redeemed	(3,354,740)	(97,429,051)	(3,114,178)	(89,015,745)

Net increase (decrease)	(203,655)	$(13,792,049)	(2,181,244)	$(61,870,837)

Equity Fund Service Class
Sold	611,431	$17,362,110	468,038	$13,279,986
Issued as reinvestment of dividends	166,229	4,190,086	23,994	705,046
Redeemed	(89,521)	(2,623,632)	(124,520)	(3,567,042)

Net increase (decrease)	688,139	$18,928,564	367,512	$10,417,990

Managed Bond Fund Initial Class
Sold	10,863,933	$138,277,347	14,167,319	$180,775,482
Issued as reinvestment of dividends	2,774,468	35,085,857	2,963,553	37,555,588
Redeemed	(29,355,584)	(373,124,819)	(12,398,257)	(157,941,519)

Net increase (decrease)	(15,717,183)	$(199,761,615)	4,732,615	$60,389,551

Managed Bond Fund Service Class
Sold	3,475,099	$43,993,043	3,056,751	$38,924,947
Issued as reinvestment of dividends	563,251	7,095,194	467,135	5,910,650
Redeemed	(1,067,298)	(13,470,407)	(888,381)	(11,278,876)

Net increase (decrease)	2,971,052	$37,617,830	2,635,505	$33,556,721

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Notes to Financial Statements (Continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount
Money Market Fund Initial Class
Sold	51,118,737	$51,065,731	74,499,780	$74,424,512
Issued as reinvestment of dividends	9,394	9,384	9,467	9,457
Redeemed	(136,009,378)	(135,868,691)	(94,222,104)	(94,127,163)

Net increase (decrease)	(84,881,247)	$(84,793,576)	(19,712,857)	$(19,693,194)

6.	Federal Income Tax Information

At December 31, 2015, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blend Fund	$569,182,989	$112,344,737	$(12,971,143)	$99,373,594
Equity Fund	682,769,162	157,155,641	(45,762,807)	111,392,834
Managed Bond Fund	1,445,472,317	22,712,486	(45,208,063)	(22,495,577)

Note: The aggregate cost for investments for the Money Market Fund at December 31, 2015, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2015, for federal income tax purposes, there were no unused capital losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2015, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$33,620,457	$30,544,953	$-
Equity Fund	17,102,863	37,622,010	-
Managed Bond Fund	42,181,051	-	-
Money Market Fund	9,384	-	-

102

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2014, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$13,859,359	$6,792,656	$-
Equity Fund	12,871,641	-	-
Managed Bond Fund	43,466,238	-	-
Money Market Fund	9,457	-	-

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2015, temporary book and tax accounting differences were primarily attributable to investments in futures contracts, swap agreements, premium amortization accruals, the deferral of wash sale losses, non-taxable dividends, defaulted bond income accruals, and deferred Trustee compensation.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blend Fund	$61,949	$59,843,551	$(189,165)	$99,371,587
Equity Fund	13,773,477	48,311,187	(239,028)	111,392,834
Managed Bond Fund	4,354,005	3,415,956	(195,964)	(22,505,959)
Money Market Fund	4,828	-	(49,501)	-

During the year ended December 31, 2015, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blend Fund	$171	$(212,322)	$212,151
Equity Fund	215	439,801	(440,016)
Managed Bond Fund	212	(3,747,603)	3,747,391
Money Market Fund	51	(308)	257

The Funds did not have any unrecognized tax benefits at December 31, 2015, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2015, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into

103

Notes to Financial Statements (Continued)

contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Blend Fund plus interest and the Official Committee’s court costs, is approximately $207,400.

In addition, on June 2, 2011, the Blend Fund was named as a defendant in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Fund cannot predict the outcome of these proceedings. Accordingly, the Fund has not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

9.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to December 31, 2015, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

104

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2015, the results of their operations for the year ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2016

105

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 67	Trustee	Since 2012	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	93	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 57	Trustee Chairman	Since 2005 (2006-2012)	Chairman (since 2011), Academy of Executive Education, LLC; Consultant (2010-2011); Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Harvard Business School.	93	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Director (2007-2010), Virtual Radiologic Corporation (telemedicine company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 62	Trustee	Since 2005	Retired.	93	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 69	Chairperson Trustee	Since 2016 Since 2012	Retired.	93	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

106

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 64	Trustee	Since 2005	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company); Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), Genzyme Corporation (biotechnology company).	93	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 63	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	95^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 71	Trustee	Since 2012	Retired.	95^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Director (2007-2011), Scottish Re Group Ltd. (holding company); Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

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Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Elaine A. Sarsynski^^^ Age: 60	Trustee Vice Chairperson	Since 2011 (2011- 2012)	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), President & CEO (2006-2008), MassMutual International LLC.	93	Director (since 2012), Horizon Technology Finance Management LLC (specialty finance company); Director (since 2013), MML Advisers; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffrey M. Dube Age: 47	President	Since 2014	Vice President (since 2012), Assistant Vice President (2011-2012), Managing Director (2009-2011), MassMutual; President (since 2014), MML Series Investment Fund (open-end investment company).	40

Michael C. Eldredge Age: 51	Vice President	Since 2009	Head of Investments and portfolio manager (since 2014), MML Advisers; Vice President (since 2008), MassMutual; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	93

Andrew M. Goldberg Age: 49	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 (2005- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	93

Brian K. Haendiges Age: 55	Vice President	Since 2014	Vice President (since 2014) MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund (open-end investment company); Vice President (since 2014), MassMutual Premier Funds (open-end investment company).	93

Nicholas H. Palmerino Age: 50	Chief Financial Officer and Treasurer	Since 2006	Vice President (since 2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	93

108

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 51	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	93

Eric H. Wietsma Age: 49	Vice President	Since 2006	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	93

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Babson Capital Management LLC, an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as a director of MML Advisers.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

109

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2015, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blend Fund	42.51%
Equity Fund	75.00%
Managed Bond Fund	0.63%

110

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

111

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2015

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2015:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2015.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blend Fund
Initial Class	$1,000	0.45%	$996.80	$2.26	$1,022.90	$2.29
Service Class	1,000	0.70%	995.50	3.52	1,021.70	3.57
Equity Fund
Initial Class	1,000	0.43%	956.30	2.12	1,023.00	2.19
Service Class	1,000	0.68%	955.10	3.35	1,021.80	3.47
Managed Bond Fund
Initial Class	1,000	0.39%	991.10	1.96	1,023.20	1.99
Service Class	1,000	0.64%	989.80	3.21	1,022.00	3.26
Money Market Fund
Initial Class	1,000	0.17%	1,000.00	0.86	1,024.30	0.87

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2015, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

112

Underwriter:

MML Distributors, LLC

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

© 2016 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-38754-00

MML Series Investment Fund II
Annual Report

MML Asset Momentum Fund

MML Dynamic Bond Fund

MML Equity Rotation Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Short-Duration Bond Fund

MML Small Cap Equity Fund

MML Special Situations Fund

MML Strategic Emerging Markets Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2015

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Jeffrey M. Dube

“In our view, the 2015 market environment underscored once again how important it can be for investors to take a long-term perspective and avoid reacting to current events or short-term market changes.”

December 31, 2015

The return of market volatility challenges retirement investors

Welcome to the MML Series Investment Fund II Annual Report covering the year ended December 31, 2015. Large-company U.S. stocks and technology shares represented by the S&P 500® Index, NASDAQ Composite® Index, and Dow Jones Industrial AverageSM outperformed stocks of small and midsize U.S. companies along with foreign stocks from both developed and emerging markets in a volatile market environment. Despite the challenges presented by slowdowns in large and emerging economies across the globe, the U.S. economy continued to show overall progress. The economic difficulties elsewhere, which were exacerbated by new concerns about China, continuing low oil prices, and other factors, created a challenging investing environment that left some major U.S. and international stock indexes in negative territory for the year. While the market volatility that generally characterized the year presented a significant challenge, it can serve to remind investors that market conditions are cyclical and subject to change at any time.

In our view, the 2015 market environment underscored once again how important it can be for investors to take a long-term perspective and avoid reacting to current events or short-term market changes. We also believe individuals are wise to maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with the ups and downs of the market.

Suggestions for retirement investors under any market conditions

•	You are likely in it for the long term. Investing for retirement doesn’t happen overnight. Many people save and invest throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward your long-term investment goals.

•	Continue to invest. Of course, you can’t control the performance of your investments, but you can control how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as possible can help you boost your retirement savings.*

•	Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. Those broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

Who and what matter most

We believe “Who Matters Most to You Says the Most About You.” Helping our customers prepare for the kind of financial future they see for themselves matters most to us. That’s why we encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. We also believe changing market conditions have the potential to reward patient investors. If you work with a financial professional, this may be an excellent time to contact him or her for assistance in reviewing your personal retirement investment strategy and making any adjustments that may be appropriate. Thank you for your continued confidence and trust in us.

Sincerely,

Jeffrey M. Dube

President

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

The information provided is the opinion of MassMutual Retirement Services Investments Services as of 1/1/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund II – Economic and Market Overview (Unaudited)

December 31, 2015

Stocks mixed in a period of economic weakness abroad and low oil prices

Stock performance was mixed in the U.S. and around the world in a volatile market environment that challenged investors for much of the year ended December 31, 2015. High-quality U.S. bonds finished in positive territory, as many investors sought cover in the traditionally safer investments amid the market choppiness. Data pointing to weakness in certain measures confounded investors at different points during the year, but the U.S. economy continued to show overall progress, which stood in contrast to slowdowns in other large and emerging markets across the globe. Geopolitical wrangling centered around the Middle East, economic events and issues in China and Europe, dramatically lower oil prices, the strength of the U.S. dollar versus other benchmark currencies, and the latest announcements from the Federal Reserve (“Fed”) occupied the attention of investors and impacted markets throughout the year.

As 2015 kicked off, Fed watchers – fresh from witnessing the end of the central bank’s Quantitative Easing monthly bond purchase program in autumn 2014 – were speculating about when the central bank would see the U.S. economy as strong enough to begin increasing key short-term interest rates. Investors drove market volatility in reaction to economic data and statements by the Fed that possibly offered clues about when increases might start. The U.S. economy continued to show improvement in key measures, including in unemployment and some price categories; but the threat to U.S. growth represented by the nearly worldwide economic slowdown and unsettling news from China contributed to the Fed’s decision to delay increasing interest rates until its final meeting of the year in mid-December, when policymakers increased the federal funds rate by 0.25%, from 0.0% – 0.25% to 0.25% – 0.50% and made comparable increases in other relevant short-term rates. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.)

Slowing economic growth and weak demand in foreign markets combined with an overabundant supply drove investor concerns about oil, which continued its dramatic decline into 2015 before finally hitting a low of $43.39 per barrel in mid-March. The closely watched commodity gushed as high as $61.36 in June, and dropped to $38.22 in the late-August market turmoil. Oil never got as high as $50 again in 2015 and finished the year at $37.13, its lowest price since the height of the 2008 financial crisis. U.S. retail gasoline prices started 2015 at their lowest levels since 2009 and drove uphill into mid-summer before rolling back down to near where they had started the year. Gold prices peaked in late January 2015 at $1,295.75 per ounce then lost luster for much of the rest of the year and finished at approximately $1,060.

Market performance

A strong fourth quarter for U.S. stocks, with the strongest gains coming in October, helped lift most broad-market indexes into positive territory, but small- and mid-cap stocks failed to keep pace and declined for the year. The full-year advances in the most widely followed U.S. indexes masked the volatile environment, as the strong U.S. dollar made American goods more expensive in foreign markets and the nearly worldwide economic slowdown reduced overall demand. For the year, the technology-focused NASDAQ Composite® Index rose 6.96%, the S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 1.38%, and the blue-chip Dow Jones Industrial AverageSM (Dow) just made it into positive territory with a 0.21% advance. Conversely, the Russell 2000® Index of small-capitalization stocks declined 4.41%. In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, fell 0.81%, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, dropped 14.92%.*

Bonds mainly advanced during the year, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rising just 0.55% in the nearly unrelenting low interest rate environment. The Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 0.57%. Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.03%. The impact of lower oil prices on energy companies during the year worked against high-yield bonds, as many issuers of such bonds are energy companies. In this environment, the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, dropped 4.47% for the year. The yield of the bellwether 10-year Treasury note increased from 2.17% at the beginning of 2015 to 2.27% at the close of business on the last day of the year, although that change masked considerable volatility along the way.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

Q1 2015: Market momentum cools amid increasing talk of Fed rate hikes

In the first quarter of 2015, U.S. stocks declined in January and March, but produced strong gains in February. When the dust settled at the end of March, some key market benchmarks were not far from where they started the quarter. Much of the downside volatility in January was due to weakness in crude oil prices. A surging U.S. dollar also fueled concern about multinational companies that derive a significant portion of their profits from overseas, especially Europe.

February brought renewed optimism among stock investors amid some stabilization in oil’s price and favorable corporate earnings reports. However, stocks surrendered some of those gains in March, as a better-than-expected February employment report raised the possibility that the Fed might speed up its timetable for raising short-term interest rates. Other reports offered a mixed picture of the U.S. economy, however. According to data released in the first quarter, gross domestic product (GDP) expanded by a relatively modest 2.2% in the fourth quarter of 2014, which also included weak durable goods orders and retail sales.

The possibility of Greece defaulting on its debt following the January election of Prime Minister Alexis Tsipras (who had run a campaign against austerity), air strikes in Yemen by Saudi Arabia, more disappointing economic data from Europe and China, and concern about the upcoming second-quarter earnings season were other factors unsettling the market as the first quarter wound to a close.

Q2 2015: Greek debt crisis drives increased volatility

U.S. stocks were choppy in the second quarter of 2015, and most indexes made little headway in either direction. Investors sought clarity on a number of issues, including the debt problems of Greece, the sustainability of the U.S. economic recovery following a weak first quarter, when the Fed’s first interest-rate hike since mid-2006 could occur, and the near-term path of crude oil and the U.S. dollar.

Despite repeated efforts to forge an agreement with other countries in the European Union to reschedule its debt, Greece was unable to make a loan payment to the International Monetary Fund of €1.6 billion (euro), or roughly $1.8 billion, by a June 30 deadline. The default resulted in Greek banks and markets closing the week of June 29 through July 3. Global stock markets fell sharply in response on Monday, June 29, but stabilized on the final day of the quarter.

On the U.S. economic front, the news was somewhat encouraging – but still mixed. First-quarter GDP had originally been reported at -0.7% but underwent an upward revision to -0.2%. Nonfarm payrolls bounced back nicely in April and May after falling well short of estimates in March; however, industrial production remained weak amid challenges from lower oil prices and the stronger dollar.

The Fed’s Open Market Committee met in April and June, deciding both times to leave short-term interest rates unchanged. Crude oil, the focus of so much attention in prior quarters due to its steep decline, receded from the limelight in the second quarter when prices for the commodity rose.

Q3 2015: China’s economic slowdown sinks stocks worldwide; Fed leaves rates unchanged

U.S. stocks struggled in the third quarter of 2015, as concerns about China and fresh weakness in commodity prices prompted nervous investors to sell stocks and seek safer ground. A string of disappointing reports on China’s economy, coupled with that nation’s decision to devalue its currency on August 11 and another freefall in its share prices, contributed to the risk-sensitive environment.

The extreme volatility in Chinese stocks – partly a result of local investors buying on margin – had little effect on U.S. securities markets for much of 2015, but that changed in August, as the Shanghai Stock Exchange Composite Index plunged 43% following its mid-June peak. Most major U.S. stock benchmarks had their worst quarter since 2011 after U.S. stocks dropped roughly 10% in a decline that mostly occurred in just a handful of days in the second half of August. Crude oil prices had recovered somewhat starting in early spring, but again came under pressure during the August stock decline before regaining some ground by the end of the quarter. Following its mid-September meeting, the Fed provided few clues to investors about when the central bank would start increasing interest rates, and the lack of guidance roiled markets in the immediate aftermath.

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

Despite the market jitters, most data indicated the U.S. economy was expanding at a reasonably healthy rate, even if the progress was subpar compared with most other post-World War II recoveries. Following a slow first quarter attributed to extreme weather, the final revised estimate for U.S. second-quarter growth came in at a fairly robust 3.9% annual rate, and overall expectations for 2015 were about in line with 2014’s annual growth of 2.4%. In August, the U.S. unemployment rate fell from 5.3% to 5.1%, the lowest level in seven years.

Q4 2015: Good quarter in a mediocre year; Fed increases rates

Stocks recovered strongly in October, with two of the most widely followed U.S. equity benchmarks, the Dow and the S&P 500, turning in their best monthly gains since October 2011. Fears about China and crude oil eased, and a weak September payroll number fueled hopes that the Fed might delay raising short-term interest rates; however, the October and November employment reports were considerably stronger, renewing talk of a rate increase, which ultimately occurred at the Fed’s December 16 meeting. Elsewhere, crude oil broke to another new low for the year in December and ended 2015 with an annual decline of 31% after falling almost 50% in 2014. These factors led to choppy market action over the final two months of the year.

Data from the Department of Commerce continued to support the view the U.S. economy is generally expanding at a reasonably healthy rate that, nevertheless, has been subdued compared with most other post-World War II recoveries. Following a weak 0.6% pace for real (inflation-adjusted) GDP in the first quarter, second-quarter growth rebounded strongly, putting GDP at 3.9%, but it settled back to 2.0% in the third quarter. As of late December, the Fed was forecasting further slowing and GDP at 1.3% for the fourth quarter.

With 2015 in the books, stocks worldwide kicked off 2016 by declining sharply in response to more bad news about the Chinese economy, and investors entered the new year wary of many of the same factors that drove markets in 2015, including the ongoing impact of economic malaise in China, Europe and emerging markets, the low price of oil, the timetable for Fed interest rate increases and the potential actions of other central banks around the world.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Asset Momentum Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Asset Momentum Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing in asset classes the Fund’s subadviser considers to exhibit “bull market” characteristics. These “bull market” characteristics may include, for example, upward trending prices and relatively low volatility. The Fund expects that it will allocate its investment among the following asset classes: equity investments, debt investments, property investments, alternative investments, currency, and cash on deposit, excluding short term instruments. The Fund may invest in securities of issuers anywhere in the world, including emerging market countries. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform since its inception on May 15, 2015?

The Fund’s Class II shares returned -5.62%, lagging the -2.32% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

At inception, the Fund was positioned to hold global equities based on our belief that stocks were in a secular bull market. The Fund began the reporting period with a 15% weight in emerging-market equities, 20% in developed country equities (ex-U.S.), 57% in U.S equities, and 8% in cash.

Attractive price momentum and valuation were key considerations during the period and helped drive stock selection in the Fund, although in 2015 one factor won out, as stocks with strong price momentum generally outperformed stocks with solid earnings and sales growth.

In the U.S. market, the largest detractors from performance were Fund holdings in the manufacturing sector, which underperformed due to the global economic slowdown. Westinghouse Air Brake Technologies, a technology products and services company for the rail industry and a large position in the Fund, declined substantially in the second half of the year. The biggest contribution to returns came from Fund holdings in the consumer discretionary sector, as a strong labor market, low interest rates, and low energy prices helped keep consumer spending high. NVR, a homebuilder and the Fund’s largest position, rose solidly on strong housing demand.

During the reporting period, the Fund’s allocation to developed country equities (ex-U.S.) was largely consistent. The Fund started to reduce exposure to emerging markets starting in May and eliminated the entire position by August. International equities had an overall negative effect on Fund performance during the reporting period. The contribution from the Fund’s cash position was close to flat.

The Fund utilizes a variety of derivative instruments in managing Fund assets, which detracted from Fund performance during the reporting period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

We continue to favor equities over bonds and cash for the Fund. In the U.S., the market has been in a trading range in recent quarters, as earnings for companies in the benchmark have contracted, but some analysts have forecasted that earnings could rebound in 2016. If that comes to pass, our view is the market may break out of its trading range.

Surging U.S. oil production drove down prices for the commodity in 2015. Unlike the demand-driven price drop in 2009, we believe the current supply-driven downturn may last longer. Our view is that emerging-market countries could be vulnerable to a prolonged weakness in commodities prices, rising U.S. interest rates, and a stronger dollar. Weak commodity prices have done substantial damage to emerging-market economies, and these cycles can last for several years. For developed countries, our opinion is that European equities have the potential to perform relatively well due to the massive monetary stimulus in place.

MML Asset Momentum Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Asset Momentum Fund Portfolio Characteristics (% of Net Assets) on 12/31/15

Common Stock	62.0%
U.S. Treasury Obligations	5.3%
Mutual Funds	2.5%
Purchased Options	0.1%

Total Long-Term Investments	69.9%
Short-Term Investments and Other Assets and Liabilities	30.1%

Net Assets	100.0%

MML Asset Momentum Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Asset Momentum Fund Class II, Service Class I, and the S&P 500 Index.

TOTAL RETURN	Since Inception 5/15/15 - 12/31/15
Class II	-5.62%
Service Class I	-5.80%
S&P 500 Index	-2.32%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Dynamic Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to maximize current income and total return by investing, under normal circumstances, at least 80% of its net assets in bonds, which may include securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or sponsored corporations; corporate obligations (including foreign hybrid securities); mortgage-backed securities; asset-backed securities; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments; and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest a portion of its net assets in inverse floaters and interest-only and principal-only securities, which may experience high volatility in response to changes in interest rates. The Fund may invest in other investment companies, including other open-end or closed-end investment companies, exchange-traded funds (“ETFs”), and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Fund’s subadviser and its affiliates. The Fund’s subadviser is DoubleLine Capital LP (DoubleLine).

How did the Fund perform since its inception on May 15, 2015?

The Fund’s Class II shares returned -1.34%, lagging the 0.12% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

During the reporting period (May 15 – December 31, 2015), the unprecedented decline of oil and gas, the difficulties that plagued the commodities complex, and global economic concerns that cropped up over the summer caused emerging-market and high-yield corporate bonds to struggle during the latter half of the year. Ultimately, emerging-market and high-yield bonds were the worst-performing sectors within the Fund, and investment-grade corporate bonds also declined over the period.

Intermediate-term U.S. interest rates rose meaningfully, with the yields of 2-year, 5-year, and 10-year U.S. Treasury securities rising 0.51%, 0.30%, and 0.13%, respectively, and reflecting declining prices for bonds in those groups. In this environment, short-term bonds generally outperformed their longer-term counterparts. The Fund’s strategy with regard to interest-rate movements was more conservative than the benchmark and provided a mild boost to relative performance as interest rates rose.

The Fund’s holdings in U.S. state municipal bonds and large position in residential mortgage-backed securities (RMBS) were positive contributors during the period. Both the government/agency RMBS and the non-agency RMBS sectors posted healthy returns. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks. Non-agency mortgage-backed securities are issued by private institutions that are not backed by government-sponsored entities.) Finally, the Fund’s position in commercial mortgage-backed securities (CMBS) benefited performance, relative to the benchmark.

Subadviser outlook

We believe broad market volatility has the potential to persist into the new year, given current macro-economic conditions relating to China, declining bond prices in developed and emerging markets, and continuing weakness in commodity prices. With those themes, we believe emerging-market and high-yield corporate bonds and other credit-sensitive sectors could have a challenging year in 2016. We are likely to take opportunities to allocate to those sectors in the Fund only if their outlook improves; otherwise, we do not anticipate increasing the Fund’s exposure there much. Within the securitized products segment, however, government/agency RMBS may continue to benefit from the U.S. Federal Reserve’s (the “Fed”) reinvestment of mortgage-backed security paydowns and may result in more RMBS issues. If the Fed raises interest rates in 2016, the action may also increase opportunistic trading in certain segments of the RMBS market, in our view.

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Dynamic Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/15

Non-U.S. Government Agency Obligations	29.2%
Corporate Debt	26.5%
U.S. Treasury Obligations	24.2%
U.S. Government Agency Obligations and Instrumentalities	15.2%
Mutual Funds	2.1%
Sovereign Debt Obligations	1.2%
Municipal Obligations	0.4%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Dynamic Bond Fund Class II, Service Class I, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	Since Inception 5/15/15 - 12/31/15
Class II	-1.34%
Service Class I	-1.45%
Barclays U.S. Aggregate Bond Index	0.12%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Rotation Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in common stocks of large- and medium-capitalization U.S. companies. The Fund’s subadviser does not typically invest in companies with market capitalizations, at the time of purchase, of less than $1 billion. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform since its inception on May 15, 2015?

The Fund’s Class II shares returned -2.18%, outpacing the -2.32% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

Although the U.S. large-cap equity market barely advanced in 2015, there was a notable disparity in returns among the Fund’s target stock groups during the reporting period (May 15–December 31, 2015). High-growth (i.e., momentum) stocks significantly outperformed, as investors looked for companies that were still growing, even as global economic activity slowed. On the other hand, stocks that had value characteristics underperformed. Many value stocks produce goods for the global economy, so the global slowdown disproportionally hurt these shares. Stocks categorized as low volatility performed nearly in line with the broad market.

A common theme among many of the Fund’s stronger holdings in 2015 was strong earnings growth in an environment that had little growth. For example, the Fund benefited from owning Internet security company Verisign, a network infrastructure operator, which substantially outperformed the benchmark. Conversely, the Fund’s relative performance suffered because it did not own Netflix, the video streaming service, which displayed strong earnings growth and was one of the strongest performers in the benchmark in 2015.

During the reporting period, the Fund’s overweight allocation, relative to the benchmark, in consumer durables stocks, such as cars, housing, and home appliances, helped drive performance, as these companies were the beneficiaries of the increasing income of U.S. consumers. The Fund’s underweight stake in the poorly performing energy sector, which was impacted by declining commodity prices throughout the period, also contributed to returns. Similarly, the Fund’s relative performance got a lift from not owning any mining companies, as that sector declined more than 30%.

On the downside, the Fund’s underweight position in strong-performer Amazon, the online retailing giant, hindered relative returns along with the Fund’s overweight stake in the health services sector, which lost 1% for the year. Health services is made up of HMOs, hospitals, and diagnostic companies. Changes in investors’ perception about how Medicare and the Affordable Care Act could impact profitability of companies in this industry hurt these stocks during the reporting period.

Subadviser outlook

Given the Fund’s ability to allocate among growth/momentum, value, and low-volatility stocks, the Fund would normally rotate more towards high-growth (i.e., momentum) stocks in the later part of the cycle when economic growth becomes less steady. However, the disparity in valuation between high-growth stocks and their value counterparts has become so large that, in our view, value stocks may be stronger performers over the coming quarters. At year-end, the Fund was positioned more towards momentum/growth than value, but less so than at the Fund’s inception. Going forward, we believe the Fund’s allocation is likely to include stocks with high-growth characteristics, or solid value profiles, as well as those displaying low volatility. We have found that these characteristics may produce better than market returns over time. Despite a relatively flat return for larger U.S. equities overall in 2015, we believe equity investors may be rewarded with favorable returns in 2016, but not necessarily without periods of market volatility. Our view is the key to performance may be to invest in fundamentally sound companies in this market – rather than trading in response to short-term price movements.

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Rotation Fund Largest Holdings (% of Net Assets) on 12/31/15

The Home Depot, Inc.	4.5%
Amazon.com, Inc.	3.1%
The Goodyear Tire & Rubber Co.	2.8%
The Kroger Co.	2.5%
Equifax, Inc.	2.5%
Starbucks Corp.	2.4%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	2.3%
O’Reilly Automotive, Inc.	2.3%
Lockheed Martin Corp.	2.0%
FactSet Research Systems, Inc.	1.9%

26.3%

MML Equity Rotation Fund Sector Table (% of Net Assets) on 12/31/15

Consumer, Non-cyclical	26.2%
Consumer, Cyclical	19.3%
Industrial	13.5%
Financial	12.5%
Communications	11.0%
Technology	8.4%
Energy	3.4%
Basic Materials	1.3%
Utilities	1.2%

Total Long-Term Investments	96.8%
Short-Term Investments and Other Assets and Liabilities	3.2%

Net Assets	100.0%

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Rotation Fund Class II, Service Class I, and the S&P 500 Index.

TOTAL RETURN	Since Inception 5/15/15 - 12/31/15
Class II	-2.18%
Service Class I	-2.32%
S&P 500 Index	-2.32%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Under normal circumstances, the Fund invests at least 80% of its net assets in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by Standard & Poor’s (using the lower rating) or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Class II shares returned -1.13%, outperforming the -4.47% return of the Barclays U.S. Corporate High-Yield Bond Index (the “benchmark”), which covers the universe of fixed rate, non-investment-grade debt from corporate sectors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2015, strong security selection and prudent risk allocation contributed to the Fund’s outperformance, with security selection being the main driver. Throughout the year, the Fund held overweight allocations, relative to the benchmark, to bonds in the B and CCC ratings categories and an underweight stake in BB bonds. Over the course of the year, we selectively reduced the Fund’s exposure to bonds rated CCC and B, shifting some of the overweight position in those categories to bonds rated BB and cash.

In terms of industry weightings, we significantly decreased the Fund’s position in the energy sector during the year. The Fund’s key overweight positions by sector included capital goods, transportation, consumer cyclicals, and consumer products – with key underweight positions being in the communications, consumer non-cyclicals, finance, electric, banking, and technology sectors.

The top three Fund holdings for the year were Multi Packaging Solutions, General Communication (“GCI”), and Audatex. Multi Packaging Solutions, a specialty printing and packaging company, was the Fund’s largest position and its most significant contributor to returns. The company filed for an initial public offering (IPO) in June and announced its intention to use the proceeds to pay down debt. GCI, the largest provider of advanced communications services in Alaska, was the Fund’s second-largest contributor to full-year returns. The company performed well and maintains a modest leverage profile, along with strong positioning from a competitive standpoint. Audatex, a global automotive claims solutions provider, announced in September that it had reached an agreement to be acquired by Solera Holdings, which drove its share price higher.

Even with the Fund’s significant reduction in its energy exposure, the top five detractors from performance were energy-related Fund holdings – reflecting the significance of the downturn that began in that sector in the fourth quarter of 2014. While holdings in the refinery and midstream bond groups have generally remained fairly resilient relative to the energy sector as a whole, exploration and production and oilfield services bonds were materially impacted by the pullback in commodity prices, resulting in dramatic price pressure that dragged down returns. The Fund benefited from underweight stakes in other commodities, however, particularly in metals and mining.

Subadviser outlook

Although the Federal Reserve’s (the “Fed”) December implementation of the first interest rate hike since 2006 marked the end of one of the biggest question marks for the market, uncertainty remains around the potential consequences movements in interest rates may have on currencies, Treasury yields, and risk assets going forward. Although interest rates will remain a point of concern for investors in 2016, we do not believe the Fed’s actions are likely to have a material impact on the fundamental performance of high-yield issuers, or the market, in the near term. While we believe the extensive volatility we have seen in the commodities-related sectors could persist, general corporate fundamentals may remain intact, which could continue to support high-yield valuations in the near term and help default rates stay below their historical averages, in our view. Despite recent declines, our opinion is that any further pullback in prices could provide opportunities to add to positions in compelling issues offering attractive relative value.

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

MML High Yield Fund Portfolio Characteristics (% of Net Assets) on 12/31/15

Corporate Debt	91.3%
Bank Loans	2.5%

Total Long-Term Investments	93.8%
Short-Term Investments and Other Assets and Liabilities	6.2%

Net Assets	100.0%

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML High Yield Fund Class II, Service Class I, and the Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 5/3/10 - 12/31/15
Class II	-1.13%	6.52%	6.97%
Service Class I	-1.39%	6.25%	6.69%
Barclays U.S. Corporate High-Yield Bond Index	-4.47%	5.04%	5.78%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Initial Class shares returned -1.51%, modestly underperforming the -1.44% return of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

Consumer prices, as measured by the U.S. Bureau of Labor Statistics, were down year-over-year, as unadjusted Headline Consumer Price Index (“CPI”) came in at 0.5%, down from 0.8% at the start of the year. (CPI measures changes in the price of a market basket of consumer goods and services.) Primary drivers for the decline included weaker energy and commodity prices. Core CPI, which excludes energy and food prices, increased to 2.0%, up from 1.6% at the start of the year.

Our tactical approach to trading in inflation-indexed bonds was beneficial to Fund performance in 2015, with timely shifts in exposure to TIPS making an aggregate contribution. Specifically, in the fourth quarter, we neutralized the Fund’s underweight positioning, relative to the benchmark, in shorter-maturity inflation securities, which benefited overall performance. Nonetheless, the primary detractor during the second half of the year resulted from a modest overweight exposure in 30-year TIPS.

In addition to TIPS, the Fund also invested in high-quality income-producing securities, including asset-backed and money market securities, and the income from these bonds contributed positively to Fund performance. Asset-backed securities (ABS) were the main drivers of performance. Security selection in auto loans and student loans within the ABS sector were the primary contributors. An allocation to high-quality commercial paper – the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations – also helped drive the Fund’s performance for the year.

The Fund may use derivative instruments to implement certain aspects of it strategy. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. The Fund’s use of derivatives made an overall contribution to performance during the year.

Subadviser outlook

Residual challenges associated with global deflation threats across core economies suggest to us that the risks associated with deflation remain amid waning commodity prices and weak global economic developments in China.

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

In the December Federal Open Market Committee (FOMC) statement, the Federal Reserve (the “Fed”) raised the target range for the federal funds rate by 0.25%, to 0.25% – 0.50%. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) The Fed’s monetary policy remains accommodative, and our view is that the pace of rate hikes is likely to be gradual and driven primarily by domestic labor market conditions, wage growth, and inflation as well as global economic developments. We believe there may continue to be sustained volatility and dislocations in the near-term environment, so we will proceed with caution. Nonetheless, we will continue to seek opportunities in the TIPS market.

MML Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 12/31/15

U.S. Treasury Obligations	94.6%
Non-U.S. Government Agency Obligations	44.6%
Corporate Debt	9.7%
U.S. Government Agency Obligations and Instrumentalities	0.4%
Municipal Obligations	0.2%
Purchased Options	0.1%

Total Long-Term Investments	149.6%
Short-Term Investments and Other Assets and Liabilities	(49.6)%

Net Assets	100.0%

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Inflation-Protected and Income Fund Initial Class and the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Ten Year Average Annual 1/1/06 - 12/31/15
Initial Class	-1.51%	2.45%	3.33%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	-1.44%	2.55%	3.93%

Hypothetical Investments in MML Inflation-Protected and Income Fund Service Class and the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	-1.65%	2.20%	2.62%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	-1.44%	2.55%	3.09%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Class II shares returned 0.93%, outperforming the 0.57% return of the Barclays U.S. 1-3 Year Government Bond Index (the “benchmark”), an unmanaged index of U.S. government bonds with one to three years remaining to the scheduled payment of principal.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2015, the Fund’s allocation to Treasuries was the primary contributor to performance. As yields on shorter-term bonds steepened earlier in the year, we increased the Fund’s Treasury allocation, which ultimately benefited performance, as market volatility picked up and investors’ increased demand for Treasury securities drove up their prices.

An overweight position in corporate bonds also benefited the Fund, as investment-grade and cross-over securities rated BBB/BB contributed. (Cross-over bonds are those securities rated BBB by one rating agency and BB by another.) Asset managers, banking, and real estate investment trusts (REITs) were the industries that did best within the corporate bond sector. Conversely, bonds from metals and mining and gas pipelines detracted the most. The Fund’s allocation to convertible securities also hurt performance during the period as energy and technology holdings sold off.

Asset-backed securities (ABS) were the primary contributors to performance within the securitized bond sector. (Bond issuers create securitized bonds by pooling various types of contractual debt – such as mortgages, auto loans, or credit card debt.) Residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) also helped performance. Fundamentals in both residential and commercial real estate continue to improve, and we selectively added to those sectors in an effort to take advantage of opportunities to enhance the income of the Fund. Agency collateralized mortgage obligation (CMO) securities modestly contributed to the Fund’s benchmark-relative performance. The Fund’s strategy with regard to the movement of interest rates and positioning in bonds of differing maturities also contributed to performance.

The Fund uses derivative instruments on occasion to implement certain aspects of its strategy. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. Derivatives were a modest contributor to Fund performance for the year.

Subadviser outlook

Global economic influences weighed heavily on worldwide financial markets during 2015, with a slowing China, falling commodity prices, and active U.S. monetary policy all playing a role. After alerting markets that a shift in U.S. monetary policy was imminent, the Federal Reserve (the “Fed”) increased interest rates for the first time since 2006 in December 2015. Post-meeting comments from Fed officials suggest the pace of further interest-rate hikes is likely to be slow and data dependent.

Corporate bond prices have declined amid diverging economic growth trends as well as heightened risks, including merger and acquisition (M&A) activity or commodity sensitivity. Securitized sectors have been less affected by recent uncertainty, which has provided a bit of a safe haven to investors. We believe this trend could continue, and see potential value in certain sectors that are less correlated to corporate America. In any event, we believe this environment could present targeted opportunities, which are likely to highlight the importance of sound credit selection skills.

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/15

Corporate Debt	39.2%
Non-U.S. Government Agency Obligations	30.6%
U.S. Treasury Obligations	21.6%
U.S. Government Agency Obligations and Instrumentalities	6.7%
Municipal Obligations	0.5%
Preferred Stock	0.0%
Purchased Options	0.0%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Short-Duration Bond Fund Class II, Service Class I, and the Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 5/3/10 - 12/31/15
Class II	0.93%	1.98%	2.25%
Service Class I	0.68%	1.72%	2.00%
Barclays U.S. 1-3 Year Government Bond Index	0.57%	0.73%	0.89%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Equity Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Initial Class shares returned -5.63%, trailing the -4.41% return of the Russell 2000 Index (the “benchmark), a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2015, the Fund underperformed the benchmark primarily due to weak relative stock selection in the health care, consumer discretionary, and materials sectors. The Fund outperformed the benchmark within the information technology, financials, and energy sectors due largely to strong relative stock selection.

Top detractors from performance included Spectranetics, in the health care sector; Dana Holding, in consumer discretionary; Century Aluminum, in materials; CONE Midstream Partners, in energy; and Saia, in industrials. Spectranetics develops single-use medical devices used in minimally invasive cardiovascular procedures. The company revised its earnings estimates downward based on lower-than-expected U.S. peripheral atherectomy (i.e., a procedure to remove plaque from blood vessels) growth. Dana Holding – a supplier of driveline, sealing, and thermal-management technologies – experienced volatility during the reporting period. The stock of aluminum producer Century Aluminum suffered from weakening prices on the London Metals Exchange (LME), as commodities declined in the midst of anemic global growth during the year. CONE Midstream Partners is a recent initial public offering (IPO) focused on natural gas infrastructure that was negatively impacted by the substantial decline in oil prices. Trucking company Saia reported third-quarter earnings results in October 2015 that were challenged by declining tonnage trends and increased expenses associated with self-insurance claims.

Conversely, Fund holdings that contributed to performance included Prestige Brands Holdings, in the health care sector; information technology stocks Paylocity Holding, J2 Global, and Imperva; and Cytec Industries, in the materials sector. Sales at Prestige Brands Holdings, a distributor of over-the-counter health care and household products, improved as destocking by retailers, which had hurt prior-quarter results for Prestige Brands, came to an end. Consequently, the company’s revenues topped expectations, propelling the stock higher. Paylocity, a cloud-based payroll and human resource management software provider, reported strong results during the year, suggesting that the secular opportunity for small and medium businesses to automate and/or modernize their payroll and HR systems likely remains strong. J2 Global provides Internet services through two segments: business cloud services and digital media. The company announced strong financial results and increased its quarterly dividend throughout the reporting period. Imperva develops protection software and services for databases and business applications. During the year, the company reported strong results, demonstrating that the new management team’s sales and marketing overhaul is bearing fruit. Cytec Industries is a global specialty materials and chemicals company that was acquired by Brussels-based Solvay during the year.

Subadviser outlook

During periods of economic uncertainty and heightened market volatility, stocks of companies with greater consistency and stability of both revenue and earnings have traditionally tended to perform relatively better – generally outperforming the broader indexes. The Fund seeks companies with sustainable competitive advantages, skilled management with a proven track record of executing effectively, and financial resources to generate improving profitability, gain market share, and/or return significant cash to shareholders. During times of economic volatility, such companies have frequently widened their lead over weaker competitors. The Fund invests in companies that we believe are characterized by these qualities and seeks stocks selling, in our view, at compelling valuations in an effort to generate superior long-term performance.

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Cap Equity Fund Largest Holdings (% of Net Assets) on 12/31/15

Pinnacle Foods, Inc.	2.3%
WellCare Health Plans, Inc.	2.2%
KAR Auction Services, Inc.	2.1%
j2 Global, Inc.	2.1%
BankUnited, Inc.	2.0%
Korn/Ferry International	1.9%
BancorpSouth, Inc.	1.8%
MB Financial, Inc.	1.8%
SYNNEX Corp.	1.8%
FirstMerit Corp.	1.7%

19.7%

MML Small Cap Equity Fund Sector Table (% of Net Assets) on 12/31/15

Consumer, Non-cyclical	28.6%
Financial	21.2%
Technology	16.4%
Consumer, Cyclical	10.6%
Industrial	8.6%
Mutual Funds	6.6%
Energy	4.0%
Basic Materials	3.9%
Utilities	3.4%
Communications	1.3%

Total Long-Term Investments	104.6%
Short-Term Investments and Other Assets and Liabilities	(4.6)%

Net Assets	100.0%

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Equity Fund Initial Class and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Ten Year Average Annual 1/1/06 - 12/31/15
Initial Class	-5.63%	11.57%	6.98%
Russell 2000 Index	-4.41%	9.19%	6.80%

Hypothetical Investments in MML Small Cap Equity Fund Service Class and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	-5.87%	11.29%	8.61%
Russell 2000 Index	-4.41%	9.19%	7.19%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Special Situations Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Special Situations Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in common stocks of U.S. companies that are involved in “special situations.” A special situation might include, for example, a recently announced spin-off or divestiture, a change in dividend policy, involvement in a merger or acquisition transaction, a change in management, a significant change in ownership, or changes due to bankruptcy or insolvency process. The Fund’s subadviser expects that the Fund’s portfolio will initially emphasize “large capitalization” issuers, although the Fund’s holdings of securities of different market capitalizations will vary over time, depending on market conditions generally and on the companies involved at the time (or that the subadviser expects to be involved) in special situations. The Fund will typically invest primarily in common stocks, however, when the subadviser determines that there are an insufficient number of companies involved (or likely to be involved) in special situations, it may invest in any equity securities it considers to be consistent with the Fund’s objective of growth of capital over the long term or exchange-traded funds providing broad equity exposures or in derivatives, including swaps, futures contracts, and options, to gain broad exposures to equity markets. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform since its inception on May 15, 2015?

The Fund’s Class II shares returned -15.67%, lagging, by a wide margin, the -2.32% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

Special situation stocks are frequently owned by investors with relatively short-term investment horizons. That generally means things can happen more quickly with these stocks. If a stock has value, the market is more likely to recognize that value quickly. Similarly, if the market is going to sell off, it is likely that the special situation stocks will sell off more quickly, and possibly, recover at a similar speed. Unfortunately, special situations stocks sold off hard during the reporting period (May 15 – December 31, 2015), and did not recover by year-end.

During the reporting period, spinoff stocks were down 17% and stocks held by activist investors were down 14%, resulting in a challenging period for special situation-based strategies. (A spinoff stock is a stock that is created through the sale or distribution of new shares of an existing business or division of a parent company.) Although the market may have punished many company share prices that are part of the broader “special situations” category, we view each investment on its individual merits. For example, the Fund’s largest holding in 2015 was Zoetis, a maker of animal medicines and vaccines. Zoetis was down more than 3% during the reporting period and was spun off from drug manufacturing giant Pfizer. Zoetis is a unique business and it has been targeted by several shareholder activists. Despite its earnings rise of approximately 7% in 2015, sales slowed. Zoetis garners most of its revenue outside the U.S., so as the dollar strengthened, investors inferred that company sales would slow, since goods produced by Zoetis are more expensive to foreign buyers when the dollar is stronger. We believe Zoetis may be able to manage through the currency challenges, however.

Turning to the positive, the best-performing Fund holding was Mack-Cali Realty, a commercial real estate management company that had a new CEO take the helm in May. We believe a new CEO may have the potential to unlock value in a company if the shares are selling at a compelling price and the market supports the CEO’s vision for the future. That was the case with Mack-Cali in 2015. Another positive contributor to Fund performance was CSW Industrial, a manufacturer of paints and industrial lubricants that was spun off to investors of a venture capital fund. During the reporting period, the company benefited from lower input cost in their manufacturing process.

Subadviser outlook

As we entered 2016, we continued to see opportunities created by spinoffs, corporate management changes, share buybacks, increased dividend policies, and other special situations (catalysts) – all of which we believe may have the potential to drive select stock prices higher. The Fund must contend with overall market dynamics, but we believe careful research to identify companies poised to increase their efficiencies resulting from changes to their structure or business models may bring opportunities for favorable returns.

MML Special Situations Fund – Portfolio Manager Report (Unaudited) (Continued)

Despite a relatively flat return for the benchmark in 2015, we believe equity investors may be rewarded with solid returns again in 2016, but not necessarily without periods of market volatility. Our view is that equities are inexpensive relative to most fixed-income alternatives and we believe corporate profits may have the potential to remain strong due to secular shifts in wage costs. In our view, the key to performance may be to invest in fundamentally sound companies in this market and avoid trading on short-term price movements.

MML Special Situations Fund Largest Holdings (% of Net Assets) on 12/31/15

Zoetis, Inc.	5.7%
Baxalta, Inc.	3.7%
SPX FLOW, Inc.	3.4%
CSW Industrials, Inc.	3.4%
The J.M. Smucker Co.	3.3%
Allegion PLC	3.3%
Vista Outdoor, Inc.	3.2%
Phillips 66	3.1%
Energizer Holdings, Inc.	3.1%
CDK Global, Inc.	3.0%

35.2%

MML Special Situations Fund Sector Table (% of Net Assets) on 12/31/15

Consumer, Non-cyclical	29.8%
Industrial	22.6%
Consumer, Cyclical	13.0%
Communications	9.2%
Financial	7.4%
Technology	6.3%
Energy	4.2%
Basic Materials	3.4%

Total Long-Term Investments	95.9%
Short-Term Investments and Other Assets and Liabilities	4.1%

Net Assets	100.0%

MML Special Situations Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Special Situations Fund Class II, Service Class I, and the S&P 500 Index.

TOTAL RETURN	Since Inception 5/15/15 - 12/31/15
Class II	-15.67%
Service Class I	-15.80%
S&P 500 Index	-2.32%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and at times, up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indexes, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Class II Shares returned -14.23%, ahead of the -14.92% return of the MSCI Emerging Markets (EM) Index (the “benchmark”), an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S.-based investors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 2.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2015, stock selection in the financials, health care, and industrials sectors was the primary driver of the Fund’s benchmark-relative outperformance. Conversely, the Fund’s stock selection within the consumer staples, materials, and telecommunication services sectors worked against relative returns. On a country basis, the Fund outperformed the benchmark in China and India due primarily to stock selection – and in South Africa as a result of an underweight position, relative to the benchmark. Detractors from relative performance included underweight stakes in South Korea and Taiwan and an overweight position in Colombia.

Top-performing Fund holdings for the year included four Chinese stocks: Tencent Holdings, in the information technology sector; New Oriental Education & Technology Group, JD.com, and Ctrip.com International, all in consumer discretionary; and one Indian-based holding, Housing Development Finance (“HDF”), in financials. Tencent Holdings is an Internet gaming company that has grown into a leading messaging service provider. The company, which has begun to provide other services over the Internet, opened one of the few licensed online banks in China in January 2015, which helped propel the company’s share price upward. New Oriental Education & Technology Group, the largest provider of private educational services in China, rallied over the fourth quarter of 2015, due in part to strong earnings results that occurred despite the deceleration in China’s economy. JD.com is an online direct-sales company that performed positively over the first half of the year. The company has been benefiting from the growth of the online retail market in China. Ctrip.com, an online travel agent in China’s rapidly growing and highly fragmented travel market, acquired two of its principal competitors. One was Qunar, which was acquired from Baidu, a Chinese search engine company, in a share exchange that resulted in Baidu owning 25% of Ctrip. The deal was well received by the market, and shares of both Ctrip and Baidu rallied after the announcement. Finally, HDF is the leading provider of housing loans in India. The Reserve Bank of India eased monetary conditions significantly early in the year, which proved beneficial to the share prices of many lenders, including HDF.

Conversely, Fund holdings that were top detractors from performance included Prada, in consumer discretionary (Hong Kong); Companhia Brasileira de Distribuicao, in consumer staples, and Kroton Educacional, in consumer discretionary (both in Brazil); Glencore, in materials (U.K.); and MediaTek, in information technology (Taiwan). Prada has suffered along with the rest of the luxury goods industry in a difficult consumption environment, particularly in non-Japan Asia. Companhia Brasileira de Distribuicao and Kroton Educacional both experienced declines in a difficult environment for Brazilian stocks. Glencore is a natural resource company that was negatively impacted by declining commodity prices, which reduced the company’s profitability and put pressure on its balance sheet. Finally, MediaTek is a semiconductor chip designer and integrated circuit maker whose products are used in smartphones – particularly less-expensive versions manufactured in China. Sluggish smartphone demand and intensified competition have hurt pricing and margins. The company faces long-term challenges, and the Fund exited the position during the year.

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Our view is that emerging market equity returns in 2015 were almost entirely driven by macro-economic factors. But despite the weakness in some of the factors at work in emerging markets – concerns over China, commodities, credit and currency – we have not seen signs of a pandemic macro-economic crisis. We believe growth may be slowing, but still may have the potential to outpace that of the developed world for some time to come.

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 12/31/15

Housing Development Finance Corp.	4.5%
Tencent Holdings Ltd.	4.1%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands)	3.7%
Baidu, Inc. Sponsored ADR (Cayman Islands)	3.2%
Magnit PJSC	3.1%
Infosys Technologies Ltd.	2.9%
JD.com, Inc. ADR	2.9%
Ctrip.com International Ltd. ADR	2.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.3%
NovaTek OAO	2.1%

31.4%

MML Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 12/31/15

Financial	24.9%
Communications	22.0%
Consumer, Non-cyclical	19.6%
Consumer, Cyclical	13.2%
Mutual Funds	7.4%
Technology	6.6%
Industrial	3.7%
Diversified	2.3%
Energy	2.2%
Basic Materials	1.1%

Total Long-Term Investments	103.0%
Short-Term Investments and Other Assets and Liabilities	(3.0)%

Net Assets	100.0%

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Strategic Emerging Markets Fund Class II and the MSCI EM Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 5/1/09 - 12/31/15
Class II	-14.23%	-7.26%	3.23%
MSCI EM Index	-14.92%	-4.81%	5.27%

Hypothetical Investments in MML Strategic Emerging Markets Fund Service Class I and the MSCI EM Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/27/08 - 12/31/15
Service Class I	-14.35%	-7.49%	-0.88%
MSCI EM Index	-14.92%	-4.81%	0.13%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EM Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Asset Momentum Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 62.0%

COMMON STOCK — 62.0%
Basic Materials — 1.4%
Mining — 1.4%
Vulcan Materials Co.	2,800	$265,916

Communications — 1.5%
Telecommunications — 1.5%
Drillisch AG	3,800	161,066
NTT DOCOMO, Inc.	5,600	114,775

		275,841

Consumer, Cyclical — 27.6%
Apparel — 3.2%
Nike, Inc. Class B	9,800	612,500

Auto Manufacturers — 0.7%
Fuji Heavy Industries Ltd.	3,000	123,325

Automotive & Parts — 0.5%
Denso Corp.	2,000	95,359

Distribution & Wholesale — 1.3%
Watsco, Inc.	2,100	245,973

Home Builders — 7.3%
D.R. Horton, Inc.	12,400	397,172
NVR, Inc. (a)	600	985,800

		1,382,972

Retail — 13.8%
ABC-Mart, Inc.	1,600	87,767
Dollarama, Inc.	6,100	352,413
Fast Retailing Co., Ltd.	400	140,073
The Home Depot, Inc.	4,400	581,900
O’Reilly Automotive, Inc. (a)	3,700	937,654
Texas Roadhouse, Inc.	14,800	529,396

		2,629,203

Textiles — 0.8%
Mohawk Industries, Inc. (a)	800	151,512

		5,240,844

Consumer, Non-cyclical — 17.8%
Agriculture — 0.5%
Japan Tobacco, Inc.	2,800	102,808

Biotechnology — 1.7%
Celgene Corp. (a)	900	107,784
CSL Ltd.	2,800	213,480

		321,264

Commercial Services — 9.2%
Equifax, Inc.	7,700	857,549
SEI Investments Co.	5,100	267,240
Total System Services, Inc.	12,500	622,500

		1,747,289

	Number of Shares	Value
Foods — 0.5%
Nestle SA	1,300	$96,361

Health Care – Products — 0.5%
Advanced Medical Solutions Group PLC	35,300	94,255

Health Care – Services — 4.5%
Fresenius SE & Co. KGaA	5,900	421,902
Humana, Inc.	500	89,255
MEDNAX, Inc. (a)	2,700	193,482
Ramsay Health Care Ltd.	3,000	147,527

		852,166

Pharmaceuticals — 0.9%
Kaken Pharmaceutical Co., Ltd.	2,500	170,415

		3,384,558

Financial — 3.6%
Banks — 1.1%
Bank of the Ozarks, Inc.	4,300	212,678

Diversified Financial — 1.9%
MasterCard, Inc. Class A	3,800	369,968

Diversified Financial Services — 0.6%
Onex Corp.	1,700	104,209

		686,855

Industrial — 3.4%
Hand & Machine Tools — 2.4%
Snap-on, Inc.	2,700	462,861

Machinery – Diversified — 1.0%
Krones AG	1,600	190,766

		653,627

Technology — 6.7%
Computers — 2.0%
Amdocs Ltd.	5,200	283,764
Cognizant Technology Solutions Corp. Class A (a)	1,600	96,032

		379,796

Software — 4.7%
Constellation Software, Inc.	300	125,073
EMIS Group PLC	11,800	197,664
Nexus AG	3,400	70,643
SS&C Technologies Holdings, Inc	7,400	505,198

		898,578

		1,278,374

TOTAL COMMON STOCK (Cost $11,559,201)		11,786,015

TOTAL EQUITIES (Cost $11,559,201)		11,786,015

The accompanying notes are an integral part of the financial statements.

MML Asset Momentum Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BONDS & NOTES — 5.3%

U.S. TREASURY OBLIGATIONS — 5.3%
U.S. Treasury Bonds & Notes — 5.3%
U.S. Treasury Note (b) 0.250% 5/15/16	$1,000,000	$999,351

TOTAL U.S. TREASURY OBLIGATIONS (Cost $999,805)		999,351

TOTAL BONDS & NOTES (Cost $999,805)		999,351

	Number of Shares
MUTUAL FUNDS — 2.5%
Diversified Financial — 2.5%
iShares MSCI India ETF	6,600	181,764
Vanguard Total Stock Market ETF	2,800	292,068

		473,832

TOTAL MUTUAL FUNDS (Cost $508,343)		473,832

	Units
PURCHASED OPTIONS — 0.1%
Financial — 0.1%
Diversified Financial — 0.1%
Alerian MLP ETF, Call, Expires 1/15/16, Strike 12.00	600	24,000

TOTAL PURCHASED OPTIONS (Cost $12,600)		24,000

TOTAL LONG-TERM INVESTMENTS (Cost $13,079,949)		13,283,198

	Principal Amount
SHORT-TERM INVESTMENTS — 30.3%
Repurchase Agreement — 30.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (c)	$5,764,423	5,764,423

TOTAL SHORT-TERM INVESTMENTS (Cost $5,764,423)		5,764,423

Value

TOTAL INVESTMENTS — 100.2% (Cost $18,844,372) (d)	$19,047,621

Other Assets/(Liabilities) — (0.2)%	(43,034)

NET ASSETS — 100.0%	$19,004,587

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ETF	Exchange-Traded Fund
(a)	Non-income producing security.
(b)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(c)	Maturity value of $5,764,430. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $5,880,420.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments

December 31, 2015

	Principal Amount	Value
BONDS & NOTES — 96.7%

CORPORATE DEBT — 26.5%
Aerospace & Defense — 0.3%
The Boeing Co. 6.875% 3/15/39	$405,000	$554,963
Lockheed Martin Corp. 4.700% 5/15/46	565,000	578,770
TransDigm, Inc. 6.000% 7/15/22	210,000	205,275

		1,339,008

Agriculture — 0.1%
Reynolds American, Inc. 4.000% 6/12/22	545,000	566,572

Airlines — 0.3%
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd. (a) 8.375% 5/10/20	750,000	485,625
Latam Airlines Group SA (b) 7.250% 6/09/20	600,000	535,500

		1,021,125

Apparel — 0.0%
Levi Strauss & Co. 5.000% 5/01/25	100,000	99,500

Auto Manufacturers — 0.3%
Ford Motor Co. 7.450% 7/16/31	430,000	530,625
General Motors Financial Co., Inc. 2.400% 4/10/18	130,000	129,362
General Motors Financial Co., Inc. 3.200% 7/13/20	630,000	620,300

		1,280,287

Automotive & Parts — 0.2%
American Axle & Manufacturing Inc, Series A 6.625% 10/15/22	140,000	146,650
Dana Holding Corp. 5.500% 12/15/24	75,000	72,750
Delphi Automotive PLC 4.250% 1/15/26	104,000	104,463
Delphi Corp. 4.150% 3/15/24	455,000	458,480
The Goodyear Tire & Rubber Co. 5.125% 11/15/23	155,000	158,875

		941,218

Banks — 5.2%
Australia & New Zealand Banking Group Ltd. (b) 4.875% 1/12/21	990,000	1,089,610

	Principal Amount	Value
Banco Continental SAECA (a) 8.875% 10/15/17	$150,000	$152,625
Banco Davivienda SA (a) 5.875% 7/09/22	200,000	199,250
Banco de Costa Rica (a) 5.250% 8/12/18	750,000	751,875
Banco de Credito del Peru/Panama, 3 mo. USD LIBOR + 7.043%, VRN (a) 6.125% 4/24/27	400,000	418,000
Banco do Brasil SA, 10 year CMT + 6.362%, VRN (a) 9.000% 6/29/49	500,000	327,500
Banco GNB Sudameris SA (a) 7.500% 7/30/22	750,000	757,500
Banco Internacional del Peru SAA Interbank, 3 mo. USD LIBOR + 5.760%, VRN (a) 6.625% 3/19/29	900,000	904,500
Banco Nacional de Comercio Exterior SNC (b) 4.375% 10/14/25	400,000	395,000
Banco Nacional de Costa Rica (a) 4.875% 11/01/18	1,000,000	992,500
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5 year CMT + 4.580%, VRN (a) 5.950% 1/30/24	1,000,000	1,025,000
Bancolombia SA 6.125% 7/26/20	250,000	256,875
Bank of America Corp. 2.000% 1/11/18	845,000	843,923
Bank of Montreal 2.375% 1/25/19	570,000	574,797
BB&T Corp. 2.450% 1/15/20	575,000	578,853
BBVA Bancomer SA (a) 6.008% 5/17/22	500,000	495,625
Citigroup, Inc. 2.650% 10/26/20	855,000	848,089
CorpGroup Banking SA (a) 6.750% 3/15/23	750,000	693,750
Global Bank Corp. (a) 5.125% 10/30/19	1,000,000	990,000
The Goldman Sachs Group, Inc. 2.600% 4/23/20	555,000	550,785
Industrial Senior Trust (a) 5.500% 11/01/22	500,000	460,625
JP Morgan Chase & Co. 2.550% 10/29/20	572,000	567,200
JP Morgan Chase & Co. 4.250% 10/01/27	570,000	568,638

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley 2.650% 1/27/20	$550,000	$548,505
Morgan Stanley 3.750% 2/25/23	540,000	553,104
Oversea-Chinese Banking Corp. Ltd., USD 5 year swap rate + 2.203%, VRN (a) 4.000% 10/15/24	1,100,000	1,119,090
PNC Funding Corp. 3.300% 3/08/22	560,000	573,343
Royal Bank of Canada 2.000% 12/10/18	140,000	139,881
State Street Corp. 3.550% 8/18/25	375,000	386,785
The Toronto-Dominion Bank 1.750% 7/23/18	565,000	564,167
United Overseas Bank Ltd., USD 5 year swap rate + 1.995%, VRN (a) 3.750% 9/19/24	900,000	908,402
Wells Fargo & Co. 3.550% 9/29/25	1,140,000	1,150,254
Westpac Banking Corp. 2.600% 11/23/20	530,000	532,069

		20,918,120

Beverages — 0.1%
The Coca-Cola Co. 1.650% 11/01/18	280,000	282,335
The Coca-Cola Co. 1.875% 10/27/20	270,000	267,235

		549,570

Biotechnology — 0.1%
Amgen, Inc. 2.700% 5/01/22	285,000	276,563
Celgene Corp. 3.875% 8/15/25	285,000	283,846

		560,409

Building Materials — 0.2%
Union Andina de Cementos SAA (a) 5.875% 10/30/21	750,000	723,750

Chemicals — 0.4%
Ashland, Inc. STEP 4.750% 8/15/22	155,000	150,738
The Dow Chemical Co. 3.000% 11/15/22	580,000	555,243
Grupo Idesa SA de CV (a) 7.875% 12/18/20	850,000	841,500
Hexion, Inc. 6.625% 4/15/20	170,000	132,175
Platform Specialty Products Corp. (b) 6.500% 2/01/22	55,000	47,575

		1,727,231

	Principal Amount	Value
Commercial Services — 0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.500% 4/01/23	$155,000	$155,387
ENA Norte Trust (a) 4.950% 4/25/28	868,968	885,583
McGraw Hill Financial, Inc. 4.400% 2/15/26	285,000	291,601
Service Corp. International 5.375% 1/15/22	135,000	140,738
Team Health, Inc. (b) 7.250% 12/15/23	60,000	62,100
United Rentals North America, Inc. 7.625% 4/15/22	95,000	101,527

		1,636,936

Computers — 0.4%
Apple, Inc. 0.900% 5/12/17	415,000	413,717
Hewlett Packard Enterprise Co. (b) 3.600% 10/15/20	455,000	456,044
International Business Machines Corp. 1.125% 2/06/18	625,000	620,815

		1,490,576

Cosmetics & Personal Care — 0.1%
Revlon Consumer Products Corp. STEP 5.750% 2/15/21	176,000	170,280

Distribution & Wholesale — 0.0%
HD Supply, Inc. 7.500% 7/15/20	145,000	150,800

Diversified Financial — 2.2%
Air Lease Corp. 3.750% 2/01/22	560,000	550,045
Ally Financial, Inc. 4.125% 3/30/20	555,000	552,225
American Express Credit Corp. 2.250% 8/15/19	1,115,000	1,115,195
Bantrab Senior Trust (a) 9.000% 11/14/20	300,000	288,000
CIMPOR Financial Operations BV (a) 5.750% 7/17/24	750,000	498,750
Corp. Financiera de Desarrollo SA, 3 mo. USD LIBOR + 5.605%, VRN (a) 5.250% 7/15/29	200,000	196,500
Financiera Independencia SAB de CV (a) 7.500% 6/03/19	500,000	461,250
Fondo MIVIVIENDA SA (a) 3.375% 4/02/19	400,000	399,000
GE Capital International Funding Co. (b) 0.964% 4/15/16	748,000	748,337
Guanay Finance Ltd. (a) 6.000% 12/15/20	1,000,000	987,500

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.875% 3/15/19	$100,000	$99,100
National Rural Utilities Cooperative Finance Corp. 2.000% 1/27/20	990,000	973,161
Synchrony Financial 3.000% 8/15/19	555,000	554,230
Tanner Servicios Financieros SA (a) 4.375% 3/13/18	1,000,000	975,000
Unifin Financiera S.A.P.I. de CV (a) 6.250% 7/22/19	500,000	460,000

		8,858,293

Electric — 2.1%
Abengoa Transmision Sur SA (a) 6.875% 4/30/43	1,200,000	1,245,000
AES Gener SA (a) 5.250% 8/15/21	1,000,000	1,025,580
Colbun SA (a) 6.000% 1/21/20	500,000	539,968
Comision Federal de Electricidad (a) 6.125% 6/16/45	1,000,000	917,500
Duke Energy Progress, Inc. 4.150% 12/01/44	570,000	556,862
Empresa de Energia de Bogota SA ESP (a) 6.125% 11/10/21	200,000	205,000
Empresa Electrica Angamos SA (a) 4.875% 5/25/29	1,000,000	892,087
Empresa Electrica Guacolda SA (b) 4.560% 4/30/25	500,000	460,031
Israel Electric Corp. Ltd. (a) (b) 5.000% 11/12/24	300,000	305,814
Mexico Generadora de Energia S. de R.L. (a) 5.500% 12/06/32	580,944	517,040
Midamerican Energy Holdings Co., Series A 6.500% 9/15/37	644,000	783,765
The Southern Co. 2.450% 9/01/18	825,000	831,418

		8,280,065

Electronics — 0.2%
Thermo Fisher Scientific, Inc. 3.300% 2/15/22	835,000	832,948

Engineering & Construction — 0.2%
Aeropuerto Internacional de Tocumen SA 5.750% 10/09/23	750,000	773,250
SBA Communications Corp. 5.625% 10/01/19	145,000	151,163

		924,413

	Principal Amount	Value
Entertainment — 0.1%
Regal Entertainment Group 5.750% 3/15/22	$75,000	$75,000
Scientific Games International, Inc. (b) 7.000% 1/01/22	155,000	148,025

		223,025

Environmental Controls — 0.1%
Waste Management, Inc. 4.100% 3/01/45	475,000	441,763

Foods — 1.9%
Cencosud SA (a) 4.875% 1/20/23	800,000	756,012
Cencosud SA (a) 5.500% 1/20/21	150,000	152,989
Corp. Azucarera del Peru SA (a) 6.375% 8/02/22	500,000	410,000
Cosan Overseas Ltd. (a) 8.250% 11/29/49	600,000	478,500
Grupo Bimbo SAB de CV (a) 4.500% 1/25/22	200,000	204,949
JBS Investments GmbH (a) 7.250% 4/03/24	500,000	453,750
JBS USA LLC/JBS USA Finance, Inc. (b) 5.750% 6/15/25	165,000	143,550
Kellogg Co. 7.450% 4/01/31	297,000	377,627
Kraft Heinz Foods Co. (b) 1.600% 6/30/17	565,000	563,363
The Kroger Co. 3.400% 4/15/22	835,000	845,921
Marfrig Holding Europe BV (a) 6.875% 6/24/19	1,000,000	892,500
Minerva Luxembourg SA, 5 year CMT + 7.046%, VRN (a) 8.750% 12/29/49	1,000,000	915,000
Pilgrim’s Pride Corp. (b) 5.750% 3/15/25	50,000	48,625
Post Holdings, Inc. 7.375% 2/15/22	95,000	99,037
Tyson Foods, Inc. 3.950% 8/15/24	1,100,000	1,129,380

		7,471,203

Forest Products & Paper — 0.3%
Georgia-Pacific LLC (b) 3.600% 3/01/25	1,125,000	1,111,618

Gas — 0.1%
Fermaca Enterprises S de RL de CV (a) 6.375% 3/30/38	391,681	366,222
GNL Quintero SA (a) 4.634% 7/31/29	200,000	189,017

		555,239

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hand & Machine Tools — 0.0%
Milacron LLC/Mcron Finance Corp. (b) 7.750% 2/15/21	$150,000	$139,875

Health Care – Products — 0.3%
Alere, Inc. 6.500% 6/15/20	175,000	168,000
Covidien International Finance SA 2.950% 6/15/23	280,000	275,558
Zimmer Biomet Holdings, Inc. 1.450% 4/01/17	565,000	562,249

		1,005,807

Health Care – Services — 0.6%
Anthem, Inc. 2.300% 7/15/18	555,000	553,953
HCA, Inc. 5.375% 2/01/25	150,000	148,125
HCA, Inc. 5.875% 2/15/26	55,000	55,206
Laboratory Corp. of America Holdings 2.500% 11/01/18	555,000	556,388
Laboratory Corp. of America Holdings 4.700% 2/01/45	600,000	548,194
LifePoint Health, Inc. 5.500% 12/01/21	85,000	86,488
LifePoint Health, Inc. 5.875% 12/01/23	90,000	91,350
Select Medical Corp. 6.375% 6/01/21	185,000	161,875
Tenet Healthcare Corp. 6.750% 6/15/23	150,000	139,125

		2,340,704

Holding Company – Diversified — 0.4%
Argos Merger Sub, Inc. (b) 7.125% 3/15/23	50,000	49,575
Hutchison Whampoa International 12 Ltd., 5 year CMT + 5.176%, VRN (a) 6.000% 5/29/49	1,000,000	1,046,006
MUFG Americas Holdings Corp. 1.625% 2/09/18	560,000	555,106

		1,650,687

Home Builders — 0.0%
WCI Communities, Inc. 6.875% 8/15/21	120,000	126,074

Household Products — 0.0%
Spectrum Brands, Inc. (b) 5.750% 7/15/25	145,000	148,625

Insurance — 0.6%
Liberty Mutual Group, Inc. (b) 6.500% 5/01/42	710,000	807,103
MetLife, Inc. 4.125% 8/13/42	1,185,000	1,124,619

	Principal Amount	Value
TIAA Asset Management Finance Co. LLC (b) 2.950% 11/01/19	$550,000	$551,096

		2,482,818

Internet — 0.5%
Alibaba Group Holding Ltd. 3.600% 11/28/24	1,165,000	1,112,857
Amazon.com, Inc. 3.800% 12/05/24	280,000	291,273
Tencent Holdings Ltd. (a) 3.800% 2/11/25	500,000	489,136

		1,893,266

Investment Companies — 0.1%
Grupo Aval Ltd. (a) 4.750% 9/26/22	600,000	563,628

Iron & Steel — 0.1%
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. (b) 6.375% 5/01/22	220,000	187,000

Leisure Time — 0.1%
NCL Corp. Ltd. (b) 5.250% 11/15/19	145,000	148,172
Sabre GLBL, Inc. (b) 5.250% 11/15/23	105,000	103,819
Viking Cruises Ltd. (b) 8.500% 10/15/22	100,000	94,750

		346,741

Lodging — 0.0%
Station Casinos LLC 7.500% 3/01/21	95,000	96,900

Machinery – Construction & Mining — 0.0%
Terex Corp. 6.000% 5/15/21	155,000	142,600

Manufacturing — 0.1%
Gates Global LLC/Gates Global Co. (b) 6.000% 7/15/22	245,000	176,400

Media — 0.9%
21st Century Fox America, Inc. 4.750% 9/15/44	280,000	269,320
CCO Holdings LLC/CCO Holdings Capital Corp. (b) 5.125% 5/01/23	40,000	40,000
CCO Holdings LLC/CCO Holdings Capital Corp. 5.250% 9/30/22	200,000	202,000
Cequel Communications Holdings I LLC/Cequel Capital Corp. (b) 6.375% 9/15/20	205,000	200,388
Comcast Corp. 4.400% 8/15/35	560,000	563,336

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CSC Holdings LLC 5.250% 6/01/24	$60,000	$52,650
Gray Television, Inc. 7.500% 10/01/20	97,000	99,668
Sinclair Television Group, Inc. (b) 5.625% 8/01/24	150,000	145,875
TEGNA, Inc. (b) 4.875% 9/15/21	205,000	205,512
Time Warner, Inc. 3.600% 7/15/25	290,000	282,309
Tribune Media Co. (b) 5.875% 7/15/22	200,000	200,000
TV Azteca SAB de CV (a) 7.500% 5/25/18	550,000	374,000
VTR Finance BV (a) 6.875% 1/15/24	1,000,000	920,000

		3,555,058

Mining — 0.5%
Cia Minera Ares SAC (a) 7.750% 1/23/21	750,000	699,375
Freeport-McMoRan, Inc. 3.875% 3/15/23	1,000,000	570,000
Vedanta Resources PLC (a) 7.125% 5/31/23	500,000	272,239
Volcan Cia Minera SAA (a) 5.375% 2/02/22	600,000	381,000

		1,922,614

Multi-National — 0.2%
Banco Latinoamericano de Comercio Exterior SA (b) 3.250% 5/07/20	600,000	591,000

Office Equipment/Supplies — 0.2%
CDW LLC/CDW Finance Corp. 6.000% 8/15/22	30,000	31,650
Xerox Corp. 2.950% 3/15/17	555,000	559,124

		590,774

Oil & Gas — 1.7%
Apache Corp. 4.750% 4/15/43	605,000	505,592
BP Capital Markets PLC 3.062% 3/17/22	560,000	548,735
Chevron Corp. 1.365% 3/02/18	353,000	350,175
Chevron Corp. 1.790% 11/16/18	216,000	214,045
Delek & Avner Tamar Bond Ltd. (b) 4.435% 12/30/20	1,000,000	1,027,500
Devon Energy Corp. 6.300% 1/15/19	495,000	509,999

	Principal Amount	Value
Ecopetrol SA 5.875% 5/28/45	$1,000,000	$710,000
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375% 5/01/20	117,000	74,588
Memorial Production Partners LP/Memorial Production Finance Corp. 6.875% 8/01/22	240,000	72,000
ONGC Videsh Ltd. (a) 3.250% 7/15/19	750,000	753,173
Pacific Exploration and Production Corp (a) 5.625% 1/19/25	500,000	100,000
Petroleos Mexicanos (b) 5.625% 1/23/46	1,260,000	964,152
Phillips 66 4.875% 11/15/44	50,000	44,608
Phillips 66 5.875% 5/01/42	200,000	200,471
Sanchez Energy Corp. 6.125% 1/15/23	80,000	43,200
SandRidge Energy, Inc. (b) 8.750% 6/01/20	60,000	18,225
Sinopec Group Overseas Development 2015 Ltd. (b) 2.500% 4/28/20	400,000	393,500
Triangle USA Petroleum Corp. (b) 6.750% 7/15/22	225,000	68,625
Ultra Petroleum Corp. (b) 5.750% 12/15/18	290,000	69,600

		6,668,188

Oil & Gas Services — 0.1%
Schlumberger Holding Corp. (b) 2.350% 12/21/18	285,000	283,150

Packaging & Containers — 0.1%
Berry Plastics Corp. 5.500% 5/15/22	100,000	99,625
Plastipak Holdings, Inc. (b) 6.500% 10/01/21	150,000	144,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC STEP 8.250% 2/15/21	200,000	192,500

		436,875

Pharmaceuticals — 0.9%
AbbVie, Inc. 4.700% 5/14/45	580,000	566,930
Actavis Funding SCS Co. 2.350% 3/12/18	561,000	561,584
AstraZeneca PLC 2.375% 11/16/20	535,000	531,181
Baxalta, Inc. (b) 5.250% 6/23/45	415,000	416,400

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Cardinal Health, Inc. 1.950% 6/15/18	$560,000	$558,542
Novartis Capital Corp. 3.000% 11/20/25	265,000	261,300
Quintiles Transnational Corp. (b) 4.875% 5/15/23	100,000	100,500
Teva Pharmaceutical Finance Co. BV 2.950% 12/18/22	595,000	569,622

		3,566,059

Pipelines — 0.7%
Energy Transfer Partners LP 4.750% 1/15/26	605,000	508,855
Enterprise Products Operating Co. 3.700% 2/15/26	425,000	381,226
Kinder Morgan Energy Partners LP 6.950% 1/15/38	535,000	459,515
Tesoro Logistics LP/Tesoro Logistics Finance Corp. (b) 6.250% 10/15/22	200,000	189,500
Transportadora de Gas Internacional SA ESP (a) 5.700% 3/20/22	1,200,000	1,203,000

		2,742,096

Real Estate Investment Trusts (REITS) — 0.3%
Boston Properties LP 4.125% 5/15/21	530,000	555,122
Equinix, Inc. 5.875% 1/15/26	95,000	97,850
Simon Property Group LP 4.125% 12/01/21	520,000	554,296

		1,207,268

Retail — 0.3%
Asbury Automotive Group, Inc. 6.000% 12/15/24	70,000	72,275
Family Tree Escrow LLC (b) 5.750% 3/01/23	41,000	42,435
Grupo Elektra SAB DE CV (a) 7.250% 8/06/18	400,000	356,000
Home Depot, Inc. 3.350% 9/15/25	550,000	562,025
Rite Aid Corp. (b) 6.125% 4/01/23	90,000	93,150
Sally Holdings LLC/Sally Capital, Inc. 5.750% 6/01/22	140,000	144,900

		1,270,785

Software — 0.7%
Activision Blizzard, Inc. (b) 5.625% 9/15/21	137,000	143,508
Audatex North America, Inc. (b) 6.000% 6/15/21	150,000	151,125

	Principal Amount	Value
Ensemble S Merger Sub, Inc. (b) 9.000% 9/30/23	$210,000	$202,913
Fidelity National Information Services, Inc. 3.625% 10/15/20	420,000	425,471
First Data Corp. (b) 5.750% 1/15/24	80,000	78,800
First Data Corp. (b) 7.000% 12/01/23	75,000	75,000
Infor US, Inc. (b) 6.500% 5/15/22	180,000	152,100
Microsoft Corp. 4.450% 11/03/45	565,000	582,641
Oracle Corp. 2.250% 10/08/19	1,095,000	1,106,427

		2,917,985

Telecommunications — 1.4%
AT&T, Inc. 3.400% 5/15/25	580,000	557,432
British Telecommunications PLC 5.950% 1/15/18	1,025,000	1,105,182
Cisco Systems, Inc. 1.650% 6/15/18	550,000	552,298
CommScope, Inc. (b) 5.000% 6/15/21	155,000	148,606
Digicel Group Ltd. (a) 7.125% 4/01/22	1,000,000	750,000
Frontier Communications Corp. (b) 10.500% 9/15/22	100,000	99,625
Intelsat Jackson Holdings SA 5.500% 8/01/23	220,000	172,700
Level 3 Communications, Inc. 5.750% 12/01/22	145,000	148,263
Orange SA 2.750% 9/14/16	375,000	379,213
Orange SA 2.750% 2/06/19	164,000	166,302
T-Mobile USA, Inc. 6.500% 1/15/26	75,000	75,712
Telefonica Celular del Paraguay SA (a) 6.750% 12/13/22	500,000	456,250
Verizon Communications, Inc. 4.400% 11/01/34	1,200,000	1,107,155

		5,718,738

Transportation — 0.4%
Air Medical Merger Sub Corp. (b) 6.375% 5/15/23	165,000	146,850
Burlington Northern Santa Fe LLC 4.550% 9/01/44	565,000	545,427
FedEx Corp. 4.750% 11/15/45	600,000	594,458

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lima Metro Line 2 Finance Ltd. (a) 5.875% 7/05/34	$200,000	$194,000
OPE KAG Finance Sub, Inc. (b) 7.875% 7/31/23	95,000	94,406

		1,575,141

TOTAL CORPORATE DEBT (Cost $112,664,121)		106,220,805

MUNICIPAL OBLIGATIONS — 0.4%
New York State Dormitory Authority 5.000% 3/15/33	640,000	754,522
State of California 5.000% 8/01/33	650,000	771,842

		1,526,364

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,478,777)		1,526,364

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 29.2%
Commercial MBS — 7.5%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW15, Class AM 5.363% 2/11/44	600,000	602,433
BXHTL Mortgage Trust, Series 2015-JWRZ, 1 mo. LIBOR + 1.230%, FRN (b) 1.561% 5/15/29	700,000	693,474
Citigroup Commercial Mortgage Trust, Series 2015-GC35, Class XA, VRN 1.062% 11/10/48	5,380,000	323,442
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5 3.137% 2/10/48	276,000	269,454
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class C 4.065% 6/10/48	700,000	616,689
Citigroup Commercial Mortgage Trust, Series 2015-GC35, Class C 4.652% 11/10/48	413,000	388,024
COMM Mortgage Trust, Series 2014-KY0, Class F (b) 3.801% 6/11/27	460,000	449,564
COMM Mortgage Trust, Series 2015-CR22, Class D, VRN (b) 4.128% 3/10/48	650,000	511,504
COMM Mortgage Trust, Series 2015-LC23, Class C, VRN 4.646% 10/10/53	470,000	441,707

	Principal Amount	Value
Commercial Mortgage Trust, Series 2007-GG9, Class AMFX 5.475% 3/10/39	$650,000	$668,764
Commercial Mortgage Trust, Series 2007-GG11, Class AM, VRN 5.867% 12/10/49	650,000	670,119
Credit Suisse Commercial Mortgage Trust, Series 2007-C4, Class A1AM, VRN 5.949% 9/15/39	800,000	836,995
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class AM, VRN (b) 6.067% 2/15/41	700,000	742,651
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class C, VRN 4.586% 11/15/48	427,000	394,166
GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class AM, VRN 5.606% 12/10/49	301,000	308,487
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA, VRN 1.620% 2/10/46	5,754,364	480,121
GS Mortgage Securities Trust, Series 2015-GS1, Class XA, VRN 0.846% 11/10/48	8,250,000	517,410
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, VRN 1.191% 4/10/47	7,847,320	522,204
GS Mortgage Securities Trust, Series 2015-GC32, Class B, VRN 4.402% 7/10/48	610,400	625,134
GS Mortgage Securities Trust, Series 2014-GC26, Class D, VRN (b) 4.511% 11/10/47	267,000	217,348
GS Mortgage Securities Trust, Series 2006-GG6, Class AJ, VRN 5.635% 4/10/38	650,000	650,346
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class XA 1.319% 1/15/49	5,442,000	375,343
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-CSMO, Class C, 1 mo. LIBOR + 2.250%, FRN (b) 2.581% 1/15/32	700,000	691,795
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AM 5.372% 5/15/47	600,000	607,276
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AM, VRN 6.009% 2/15/51	540,000	563,836

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class AJ, VRN 6.079% 2/12/51	$510,000	$518,250
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class XA, VRN 0.724% 7/15/48	11,222,436	470,555
JPMBB Commercial Mortgage Securities Trust, Series 2015-C29, Class XA, VRN 0.960% 5/15/48	12,448,280	599,784
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class XA, VRN 1.009% 11/15/47	5,217,715	318,617
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class XA, VRN 1.205% 10/15/48	8,968,512	620,792
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class B, VRN 4.313% 7/15/48	610,000	589,990
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class C, VRN 4.619% 12/15/48	527,000	501,199
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class C, VRN 4.669% 11/15/48	100,000	88,121
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AJ 5.484% 2/15/40	1,160,000	1,166,950
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class AM, VRN 5.493% 2/15/40	700,000	716,521
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class AJ, VRN 5.889% 6/12/46	600,000	600,820
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class D (b) 3.060% 10/15/48	650,000	450,679
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class D, VRN (b) 3.237% 12/15/47	504,000	343,957
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4 3.249% 2/15/48	175,000	172,793

	Principal Amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class C 4.000% 12/15/47	$650,000	$583,191
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class C 4.136% 7/15/50	650,000	597,269
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class C, VRN 4.539% 12/15/47	351,000	316,654
Morgan Stanley Capital I, Series 2015-UBS8, Class XA, VRN 1.142% 12/15/48	6,700,000	463,600
Morgan Stanley Capital I, Series 2015-XLF2, Class AFSC, 1 mo. LIBOR + 3.000%, FRN (b) 3.331% 8/15/26	478,000	476,945
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ, VRN 5.508% 2/12/44	470,000	476,255
Wachovia Bank Commercial Mortgage Trust Series, Series 2007-C30, Class AM 5.383% 12/15/43	650,000	664,592
Wachovia Bank Commercial Mortgage Trust Series, Series 2007-C30, Class AJ, VRN 5.413% 12/15/43	175,000	174,721
Wachovia Bank Commercial Mortgage Trust Series, Series 2006-C28, Class AJ, VRN 5.632% 10/15/48	1,160,000	1,169,981
Wachovia Bank Commercial Mortgage Trust Series, Series 2007-C32, Class AMFX (b) 5.703% 6/15/49	415,000	430,628
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class XA 0.809% 7/15/58	12,964,485	645,674
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class XA, VRN 1.127% 11/15/48	6,795,674	540,103
Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class XA, VRN 1.178% 12/15/48	5,525,000	389,377
Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4 3.809% 12/15/48	392,000	401,139
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class D (b) 3.938% 8/15/50	560,000	443,761

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class C, VRN 4.539% 9/15/58	$390,000	$355,834
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class C, VRN 4.612% 11/15/48	468,000	425,362
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class C, VRN 4.757% 12/15/48	421,000	403,903
WFRBS Commercial Mortgage Trust IO, Series 2014-C21, Class XA, VRN 1.181% 8/15/47	12,942,321	887,531

		30,173,834

Home Equity ABS — 1.1%
GSAA Home Equity Trust, Series 2007-10, Class A2A 6.500% 11/25/37	6,279,890	4,437,639

Other ABS — 6.7%
Adams Mill CLO Ltd., Series 2014-1A, Class A1, 3 mo. USD LIBOR + 1.480%, FRN (b) 1.801% 7/15/26	500,000	491,813
Anchorage Capital CLO Ltd., Series 2014-5A, Class A, 3 mo. USD LIBOR + 1.600%, FRN (b) 1.921% 10/15/26	1,000,000	990,897
Apidos Cinco CDO Ltd., Series 2007-CA, Class B, 3 mo. USD LIBOR + 0.800%, FRN (b) 1.109% 5/14/20	1,000,000	968,491
Apidos Quattro CDO, Series 2006-QA, Class B, 3 mo. USD LIBOR + 0.430%, FRN (b) 0.747% 1/20/19	1,000,000	997,783
ARES XII CLO Ltd., Series 2007-12A, Class C, 3 mo. USD LIBOR + 2.000%, FRN (b) 2.393% 11/25/20	1,000,000	981,863
Atrium V, Series 5A, Class A4, 3 mo. USD LIBOR + 0.390%, FRN (b) 0.760% 7/20/20	1,000,000	967,455
Baker Street Funding CLO Ltd., Series 2005-1A, Class B, 3 mo. LIBOR + 0.450%, FRN (b) 0.962% 12/15/18	299,000	292,625
BlueMountain CLO II Ltd., Series 2006-2A, Class C, 3 mo. USD LIBOR + 0.800%, FRN (b) 1.214% 7/15/18	1,025,000	983,769

	Principal Amount	Value
BlueMountain CLO Ltd., Series 2013-1A, Class A1, 3 mo. USD LIBOR + 1.200%, FRN (b) 1.562% 5/15/25	$1,000,000	$987,256
BlueMountain CLO Ltd., Series 2015-2A, Class C, 3 mo. USD LIBOR + 2.700%, FRN (b) 2.984% 7/18/27	1,000,000	970,603
BlueMountain CLO Ltd., Series 2012-2A, Class C, 3 mo. USD LIBOR + 2.750%, FRN (b) 3.112% 11/20/24	1,000,000	982,544
BlueMountain CLO Ltd., Series 2015-3A, Class B, 3 mo. USD LIBOR + 3.100%, FRN (b) 3.433% 10/20/27	1,000,000	988,739
BlueMountain CLO Ltd., Series 2015-2A, Class D, 3 mo. USD LIBOR + 3.550%, FRN (b) 3.826% 7/18/27	1,000,000	908,291
BlueMountain CLO Ltd., Series 2015-3A, Class C, 3 mo. USD LIBOR + 3.550%, FRN (b) 3.883% 10/20/27	1,000,000	931,535
Carlyle High Yield Partners VIII Ltd., Series 2006-8A, Class A2A, 3 mo. USD LIBOR + 0.240%, FRN (b) 0.618% 5/21/21	345,681	342,068
ColumbusNova CLO Ltd., Series 2006-1A, Class D, 3 mo. USD LIBOR + 1.550%, FRN (b) 1.865% 7/18/18	500,000	499,560
Dryden XXV Senior Loan Fund, Series 2012-25A, Class D, 3 mo. USD LIBOR + 4.000%, FRN (b) 4.321% 1/15/25	833,000	750,652
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class D, 3 mo. USD LIBOR + 3.350%, FRN (b) 3.632% 7/20/27	1,000,000	913,563
LCM XVIII LP, Series 19A, Class D, 3 mo. USD LIBOR + 3.450%, FRN (b) 3.771% 7/15/27	1,000,000	912,412
Limerock CLO I, Series 2007-1A, Class B, 3 mo. LIBOR + 0.630%, FRN (b) 0.950% 4/24/23	1,000,000	939,317
Madison Park Funding Ltd., Series 2007-6A, Class C, 3 mo. USD LIBOR + 1.000%, FRN (b) 1.320% 7/26/21	1,000,000	948,908
Madison Park Funding XIV Ltd., Series 2014-14A, Class D, 3 mo. USD LIBOR + 3.600%, FRN (b) 3.917% 7/20/26	1,000,000	945,967

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Madison Park Funding XVIII Ltd., Series 2015-18A, Class D2, 3 mo. USD LIBOR + 3.950%, FRN (b) 4.261% 10/21/26	$1,000,000	$966,393
MAPS CLO Fund II Ltd., Series 2007-2A, Class B, 3 mo. LIBOR + 0.900%, FRN (b) 1.217% 7/20/22	500,000	474,036
Marea CLO Ltd., Series 2012-1A, Class DR, 3 mo. USD LIBOR + 3.750%, FRN (b) 4.071% 10/15/23	1,000,000	991,915
Merrill Lynch Mortgage Investors Trust Series, Series 2006-OPT1, Class A2C, 1 mo. USD LIBOR + 0.150%, FRN 0.572% 8/25/37	3,449,059	2,898,808
Sierra CLO II Ltd., Series 2006-2A, Class A3L, 3 mo. USD LIBOR + 0.720%, FRN (b) 1.040% 1/22/21	1,000,000	981,098
Venture VI CDO Ltd., Series 2006-1A, Class B, 3 mo. USD LIBOR + 0.640%, FRN (b) 0.974% 8/03/20	1,000,000	931,011
Venture XVII CLO Ltd., Series 2014-17A, Class B2, 3 mo. USD LIBOR + 2.100%, FRN (b) 2.421% 7/15/26	1,000,000	967,399

		26,906,771

WL Collateral CMO — 13.0%
Alternative Loan Trust, Series 2006-13T1, Class A11 6.000% 5/25/36	3,572,355	3,010,774
Alternative Loan Trust, Series 2006-36T2, Class 2A1 6.250% 12/25/36	5,823,939	4,487,226
Citigroup Mortgage Loan Trust, Series 2007-AR5, Class 1A2A, FRN 2.855% 4/25/37	5,132,706	4,645,823
CitiMortgage Alternative Loan Trust, Series 2006-A1, Class 1A5 5.500% 4/25/36	5,060,142	4,606,904
Countrywide Home Loans Mortgage Pass-Through Trust, Series 2007-HYB2, Class 3A1, FRN 2.704% 2/25/47	3,408,063	2,976,440
Countrywide Home Loans Mortgage Pass-Through Trust, Series 2007-14, Class A6 6.000% 9/25/37	3,467,270	3,245,330
CSMC Trust, Series 2015-RPL3, Class A1, STEP (b) 3.750% 12/25/56	5,785,868	5,679,577

	Principal Amount	Value
HarborView Mortgage Loan Trust, Series 2006-11, Class A1A, 1 mo. USD LIBOR + 0.170%, FRN 0.572% 12/19/36	$2,685,827	$1,947,246
IndyMac INDX Mortgage Loan Trust, Series 2007-AR5, Class 2A1, FRN 2.782% 5/25/37	5,124,335	3,911,021
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 2A1 2.583% 7/25/35	1,518,349	1,267,225
Nomura Asset Acceptance Corp. Alternative Loan Trust Series, Series 2006-AR1, Class 2A1, FRN 3.010% 2/25/36	4,824,418	3,781,261
RBSSP Resecuritization Trust, Series 2009-5, Class 2A3, VRN (b) 6.500% 10/26/37	2,007,301	1,820,197
RFMSI Series Trust, Series 2007-S4, Class A5, 1 mo. USD LIBOR + 0.600%, FRN 6.000% 4/25/37	1,015,447	953,295
Structured Adjustable Rate Mortgage Loan Trust, Series 2008-1, Class A2, FRN 2.567% 10/25/37	3,312,670	2,743,211
Towd Point Mortgage Trust, Series 2015-2, Class 1A13, VRN (b) 2.500% 11/25/60	5,456,650	5,359,524
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-4, Class 3A5, STEP 6.350% 5/25/36	2,139,925	1,606,411

		52,041,465

WL Collateral PAC — 0.9%
Alternative Loan Trust, Series 2006-19CB, Class A15 6.000% 8/25/36	3,914,157	3,497,172

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $120,125,206)		117,056,881

SOVEREIGN DEBT OBLIGATIONS — 1.2%
Colombia Government International Bond 4.375% 7/12/21	2,500,000	2,512,500
Panama Government International Bond 5.200% 1/30/20	500,000	542,500
Peruvian Government International Bond 4.125% 8/25/27	100,000	98,000

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
United Mexican States 3.500% 1/21/21	$700,000	$710,500
United Mexican States 4.000% 10/02/23	800,000	810,400

		4,673,900

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $4,865,731)		4,673,900

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 15.2%
Collateralized Mortgage Obligations — 7.0%
Federal Home Loan Mortgage Corp.
Series 4481, Class B 3.000% 12/15/42	9,715,316	9,784,063
Series 4483, Class CA 3.000% 6/15/44	9,404,804	9,473,306
Federal National Mortgage Association, Series 2015-9, Class HA 3.000% 1/25/45	1,684,022	1,723,591
Government National Mortgage Association
Series 2015-74, Class LZ 3.500% 5/20/45	2,923,234	2,699,646
Series 2015-92, Class CZ 3.500% 6/20/45	4,651,308	4,417,136

		28,097,742

Pass-Through Securities — 8.2%
Federal Home Loan Mortgage Corp.
Pool #G08635 3.000% 4/01/45	11,626,218	11,618,497
Pool #G08653 3.000% 7/01/45	2,950,803	2,948,843
Pool #G08658 3.000% 8/01/45	4,930,568	4,927,294
Pool #G08632 3.500% 3/01/45	4,731,874	4,875,124
Federal National Mortgage Association
Pool #MA2248 3.000% 4/01/45	3,841,518	3,811,356
Pool #AX2501 4.000% 10/01/44	4,401,497	4,660,601

		32,841,715

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $60,786,635)		60,939,457

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 24.2%
U.S. Treasury Bonds & Notes — 24.2%
U.S. Treasury Bond 2.750% 11/15/42	$11,000,000	$10,494,473
U.S. Treasury Bond 3.000% 11/15/44	10,790,000	10,759,231
U.S. Treasury Inflation Index 0.125% 4/15/19	12,596,313	12,522,348
U.S. Treasury Note 0.375% 3/31/16	16,060,000	16,061,882
U.S. Treasury Note 0.500% 6/30/16	8,370,000	8,368,610
U.S. Treasury Note 1.000% 5/15/18	1,080,000	1,074,632
U.S. Treasury Note 1.750% 3/31/22	8,670,000	8,536,393
U.S. Treasury Note 1.750% 5/15/23	7,470,000	7,277,998
U.S. Treasury Note 1.875% 11/30/21	930,000	926,095
U.S. Treasury Note 2.250% 3/31/21	8,770,000	8,947,713
U.S. Treasury Note 2.250% 11/15/24	12,090,000	12,084,215

		97,053,590

TOTAL U.S. TREASURY OBLIGATIONS (Cost $97,514,418)		97,053,590

TOTAL BONDS & NOTES (Cost $397,434,888)		387,470,997

	Number of Shares
MUTUAL FUNDS — 2.1%
Diversified Financial — 2.1%
DoubleLine Floating Rate Fund	884,484	8,641,407

TOTAL MUTUAL FUNDS (Cost $9,012,781)		8,641,407

TOTAL LONG-TERM INVESTMENTS (Cost $406,447,669)		396,112,404

	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (c)	$2,704,350	2,704,350

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/04/16	$29,022	$29,022

TOTAL SHORT-TERM INVESTMENTS (Cost $2,733,372)		2,733,372

TOTAL INVESTMENTS — 99.5% (Cost $409,181,041) (d)		398,845,776

Other Assets/(Liabilities) — 0.5%		1,920,938

NET ASSETS — 100.0%		$400,766,714

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2015, these securities amounted to a value of $36,423,435 or 9.09% of net assets.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities amounted to a value of $57,328,369 or 14.30% of net assets.
(c)	Maturity value of $2,704,353. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $2,758,897.
(d)	See Note 6 for aggregate cost for federal tax purposes.

Country Weightings, as a percentage of net assets, is as follows:

United States	78.6%
Cayman Islands	7.4%
Mexico	2.2%
Chile	1.6%
Colombia	1.5%
Peru	1.4%
Panama	1.1%
United Kingdom	0.6%
Netherlands	0.6%
Australia	0.5%
Singapore	0.5%
Luxembourg	0.5%
Costa Rica	0.4%
Canada	0.4%
Israel	0.3%
Bermuda	0.2%
India	0.2%
Ireland	0.2%
Paraguay	0.2%
France	0.1%
Austria	0.1%
British Virgin Islands	0.1%
Brazil	0.1%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments

December 31, 2015

	Principal Amount	Value
EQUITIES — 96.8%

COMMON STOCK — 96.8%
Basic Materials — 1.3%
Chemicals — 1.0%
Eastman Chemical Co.	$300	$20,253
LyondellBasell Industries NV Class A	1,660	144,254
Praxair, Inc.	200	20,480
Rayonier Advanced Materials, Inc.	2,000	19,580

		204,567

Forest Products & Paper — 0.3%
International Paper Co.	1,300	49,010

		253,577

Communications — 11.0%
Internet — 6.3%
Alphabet, Inc. Class A (a)	280	217,843
Alphabet, Inc. Class C (a)	50	37,944
Amazon.com, Inc. (a)	910	615,060
Facebook, Inc. Class A (a)	1,000	104,660
VeriSign, Inc. (a)	2,900	253,344

		1,228,851

Media — 3.9%
Cablevision Systems Corp. Class A	10,100	322,190
DISH Network Corp. Class A (a)	800	45,744
FactSet Research Systems, Inc.	2,250	365,782
News Corp. Class A	2,400	32,064

		765,780

Telecommunications — 0.8%
Juniper Networks, Inc.	3,500	96,600
Palo Alto Networks, Inc. (a)	320	56,365

		152,965

		2,147,596

Consumer, Cyclical — 19.3%
Airlines — 0.2%
JetBlue Airways Corp. (a)	1,800	40,770

Automotive & Parts — 4.3%
The Goodyear Tire & Rubber Co.	17,000	555,390
Lear Corp.	1,490	183,017
Visteon Corp. (a)	870	99,615

		838,022

Entertainment — 0.5%
Six Flags Entertainment Corp.	1,700	93,398

Home Furnishing — 0.4%
Sony Corp. Sponsored ADR (Japan)	3,600	88,596

Leisure Time — 1.0%
Carnival Corp.	3,600	196,128

Retail — 12.9%
Costco Wholesale Corp.	200	32,300

	Principal Amount	Value
Darden Restaurants, Inc.	$1,600	$101,824
The Home Depot, Inc.	6,700	886,075
McDonald’s Corp.	2,860	337,880
O’Reilly Automotive, Inc. (a)	1,780	451,088
Staples, Inc.	7,000	66,290
Starbucks Corp.	7,800	468,234
Target Corp.	2,500	181,525

		2,525,216

		3,782,130

Consumer, Non-cyclical — 26.2%
Agriculture — 1.0%
Altria Group, Inc.	500	29,105
Archer-Daniels-Midland Co.	1,200	44,016
Bunge Ltd.	1,900	129,732

		202,853

Beverages — 0.1%
The Coca-Cola Co.	700	30,072

Biotechnology — 3.2%
Amgen, Inc.	1,400	227,262
Gilead Sciences, Inc.	3,330	336,963
Incyte Corp. (a)	550	59,647

		623,872

Commercial Services — 10.2%
Alliance Data Systems Corp. (a)	350	96,800
Donnelley (R.R.) & Sons Co.	3,300	48,576
Equifax, Inc.	4,390	488,914
Global Payments, Inc.	3,400	219,334
Paychex, Inc.	2,300	121,647
SEI Investments Co.	2,300	120,520
ServiceMaster Global Holdings, Inc. (a)	2,200	86,328
Total System Services, Inc.	1,500	74,700
Vantiv, Inc. Class A (a)	7,100	336,682
Visa, Inc. Class A	2,600	201,630
Western Union Co.	11,500	205,965

		2,001,096

Foods — 4.0%
Hormel Foods Corp.	1,600	126,528
The Kroger Co.	11,900	497,777
Pilgrim’s Pride Corp.	4,300	94,987
Seaboard Corp. (a)	20	57,895

		777,187

Health Care – Products — 1.4%
Johnson & Johnson	300	30,816
Medtronic PLC	300	23,076
Varian Medical Systems, Inc. (a)	2,800	226,240

		280,132

Health Care – Services — 2.5%
Aetna, Inc.	1,730	187,047

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Anthem, Inc.	$1,140	$158,962
Centene Corp. (a)	2,200	144,782

		490,791

Pharmaceuticals — 3.8%
Eli Lilly & Co.	300	25,278
Express Scripts Holding Co. (a)	2,400	209,784
Merck & Co., Inc.	300	15,846
Pfizer, Inc.	800	25,824
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	7,000	459,480

		736,212

		5,142,215

Energy — 3.4%
Oil & Gas — 3.2%
Apache Corp.	400	17,788
Chevron Corp.	200	17,992
Exxon Mobil Corp.	300	23,385
Marathon Petroleum Corp.	2,600	134,784
Murphy USA, Inc. (a)	1,000	60,740
Tesoro Corp.	1,400	147,518
Valero Energy Corp.	3,100	219,201

		621,408

Oil & Gas Services — 0.2%
Cameron International Corp. (a)	700	44,240

		665,648

Financial — 12.5%
Banks — 2.5%
Capital One Financial Corp.	1,800	129,924
KeyCorp	13,000	171,470
State Street Corp.	2,400	159,264
Wells Fargo & Co.	500	27,180

		487,838

Diversified Financial — 4.6%
Citigroup, Inc.	3,600	186,300
The Goldman Sachs Group, Inc.	1,200	216,276
JP Morgan Chase & Co.	3,500	231,105
Morgan Stanley	6,000	190,860
Santander Consumer USA Holdings, Inc. (a)	5,400	85,590

		910,131

Diversified Financial Services — 0.9%
Voya Financial, Inc.	4,700	173,477

Insurance — 4.4%
Berkshire Hathaway, Inc. Class B (a)	300	39,612
The Hartford Financial Services Group, Inc.	6,500	282,490
Lincoln National Corp.	4,700	236,222
PartnerRe Ltd.	1,710	238,955
Torchmark Corp.	700	40,012

	Principal Amount	Value
The Travelers Cos., Inc.	$200	$22,572

		859,863

Real Estate Investment Trusts (REITS) — 0.1%
Simon Property Group, Inc.	100	19,444

		2,450,753

Industrial — 13.5%
Aerospace & Defense — 4.7%
The Boeing Co.	1,600	231,344
L-3 Communications Holdings, Inc.	1,630	194,801
Lockheed Martin Corp.	1,830	397,385
Northrop Grumman Corp.	100	18,881
Spirit AeroSystems Holdings, Inc. Class A (a)	1,600	80,112

		922,523

Electrical Components & Equipment — 0.2%
Energizer Holdings, Inc.	1,070	36,444

Electronics — 1.5%
Jabil Circuit, Inc.	3,100	72,199
Mettler-Toledo International, Inc. (a)	270	91,565
Waters Corp. (a)	950	127,851

		291,615

Machinery – Diversified — 0.5%
BWX Technologies Inc	2,800	88,956

Manufacturing — 4.7%
3M Co.	1,900	286,216
Danaher Corp.	500	46,440
Illinois Tool Works, Inc.	2,500	231,700
Leggett & Platt, Inc.	8,300	348,766

		913,122

Miscellaneous – Manufacturing — 0.3%
A.O. Smith Corp.	900	68,949

Packaging & Containers — 0.6%
WestRock Co.	2,700	123,174

Transportation — 0.5%
Expeditors International of Washington, Inc.	1,900	85,690
Union Pacific Corp.	200	15,640

		101,330

Trucking & Leasing — 0.5%
AMERCO	240	93,480

		2,639,593

Technology — 8.4%
Computers — 1.3%
Apple, Inc.	1,210	127,365
Cadence Design Systems, Inc. (a)	4,000	83,240
Computer Sciences Corp.	900	29,412
CSRA, Inc.	900	27,000

		267,017

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Internet — 0.6%
Check Point Software Technologies Ltd. (a)	$1,400	$113,932

Semiconductors — 2.5%
ASML Holding NV	810	71,904
Avago Technologies Ltd.	500	72,575
NVIDIA Corp.	2,700	88,992
NXP Semiconductor NV (a)	590	49,707
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	1,200	27,300
Teradyne, Inc.	2,300	47,541
Texas Instruments, Inc.	2,400	131,544

		489,563

Software — 4.0%
Adobe Systems, Inc. (a)	1,300	122,122
Electronic Arts, Inc. (a)	900	61,848
Leidos Holdings, Inc.	1,100	61,886
Microsoft Corp.	5,400	299,592
Servicenow, Inc. (a)	2,700	233,712

		779,160

		1,649,672

Utilities — 1.2%
Electric — 1.2%
Entergy Corp.	2,800	191,408
The Southern Co.	900	42,111

		233,519

TOTAL COMMON STOCK (Cost $19,307,269)		18,964,703

TOTAL EQUITIES (Cost $19,307,269)		18,964,703

TOTAL LONG-TERM INVESTMENTS (Cost $19,307,269)		18,964,703

SHORT-TERM INVESTMENTS — 2.9%
Repurchase Agreement — 2.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (b)	567,862	567,862

TOTAL SHORT-TERM INVESTMENTS (Cost $567,862)		567,862

TOTAL INVESTMENTS — 99.7% (Cost $19,875,131) (c)		19,532,565

Other Assets/(Liabilities) — 0.3%		56,240

NET ASSETS — 100.0%		$19,588,805

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $567,863. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $583,142.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments

December 31, 2015

	Principal Amount	Value
BONDS & NOTES — 93.8%

BANK LOANS — 2.5%
Oil & Gas — 1.6%
Caelus Energy Alaska O3 LLC, 2nd Lien Term Loan 8.750% 4/15/20	$3,139,220	$1,648,090
Fieldwood Energy LLC, 2nd Lien Term Loan 8.375% 9/30/20	3,700,470	555,071

		2,203,161

Pharmaceuticals — 0.9%
Synarc-Biocore Holdings LLC, 2nd Lien Term Loan 9.250% 3/10/22	1,468,985	1,340,449

TOTAL BANK LOANS (Cost $6,747,796)		3,543,610

CORPORATE DEBT — 91.3%
Aerospace & Defense — 1.5%
Moog, Inc. (a) 5.250% 12/01/22	556,000	561,560
TransDigm, Inc. 6.500% 7/15/24	1,210,000	1,203,345
TransDigm, Inc. (a) 6.500% 5/15/25	331,000	320,656

		2,085,561

Agriculture — 1.5%
Pinnacle Operating Corp. (a) 9.000% 11/15/20	2,204,000	2,071,760

Airlines — 0.8%
Allegiant Travel Co. 5.500% 7/15/19	1,130,000	1,144,125

Apparel — 0.5%
Perry Ellis International, Inc. 7.875% 4/01/19	730,000	730,000

Auto Manufacturers — 2.0%
Allied Specialty Vehicles, Inc. (a) 8.500% 11/01/19	2,808,000	2,850,120

Automotive & Parts — 2.4%
Accuride Corp. 9.500% 8/01/18	1,545,000	1,282,350
Cooper Tire & Rubber Co. 8.000% 12/15/19	260,000	291,200
International Automotive Components Group SA (a) 9.125% 6/01/18	2,100,000	1,795,500

		3,369,050

	Principal Amount	Value
Banks — 1.0%
Ally Financial, Inc. 8.000% 11/01/31	$1,230,000	$1,420,650

Beverages — 0.2%
Constellation Brands, Inc. 4.750% 12/01/25	246,000	250,613

Building Materials — 2.2%
Cemex Finance LLC (a) 9.375% 10/12/22	1,000,000	1,052,500
Cemex SAB de CV (a) 6.125% 5/05/25	550,000	470,250
Headwaters, Inc. 7.250% 1/15/19	1,500,000	1,533,750

		3,056,500

Chemicals — 2.1%
A Schulman, Inc. (a) 6.875% 6/01/23	616,000	589,820
The Chemours Co. (a) 7.000% 5/15/25	470,000	320,775
Omnova Solutions, Inc. STEP 7.875% 11/01/18	1,001,000	980,980
Platform Specialty Products Corp. (a) 10.375% 5/01/21	309,000	308,228
TPC Group, Inc. (a) 8.750% 12/15/20	1,164,000	756,600

		2,956,403

Coal — 0.2%
Murray Energy Corp. (a) 11.250% 4/15/21	1,470,000	268,275

Commercial Services — 5.2%
Multi-Color Corp. (a) 6.125% 12/01/22	696,000	689,040
Mustang Merger Corp. (a) 8.500% 8/15/21	4,355,000	4,518,312
Prospect Medical Holdings, Inc. (a) 8.375% 5/01/19	654,000	680,160
StoneMor Partners LP/Cornerstone Family of WV 7.875% 6/01/21	1,385,000	1,426,550

		7,314,062

Diversified Financial — 3.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.250% 7/01/20	513,000	516,848
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.625% 10/30/20	790,000	808,762
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.625% 7/01/22	569,000	575,401

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Aircastle Ltd. 5.500% 2/15/22	$449,000	$460,225
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875% 2/01/22	1,500,000	1,466,250
National Financial Partners Corp. (a) 9.000% 7/15/21	657,000	601,155

		4,428,641

Engineering & Construction — 0.8%
Zachry Holdings, Inc. (a) 7.500% 2/01/20	1,090,000	1,068,200

Foods — 1.2%
Dean Foods Co. (a) 6.500% 3/15/23	349,000	362,960
Post Holdings, Inc. (a) 7.750% 3/15/24	741,000	776,198
Post Holdings, Inc. (a) 8.000% 7/15/25	485,000	514,100

		1,653,258

Forest Products & Paper — 2.2%
Appvion, Inc. (a) 9.000% 6/01/20	2,157,000	862,800
Xerium Technologies, Inc. 8.875% 6/15/18	2,308,000	2,262,129

		3,124,929

Gas — 0.5%
LBC Tank Terminals Holding Netherlands BV (a) 6.875% 5/15/23	646,000	639,540

Health Care – Products — 2.0%
Alere, Inc. (a) 6.375% 7/01/23	1,157,000	1,081,795
Alere, Inc. 6.500% 6/15/20	1,485,000	1,425,600
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (a) 5.500% 4/15/25	389,000	357,880

		2,865,275

Health Care – Services — 5.3%
DaVita HealthCare Partners, Inc. 5.000% 5/01/25	1,527,000	1,473,555
HCA, Inc. 5.250% 4/15/25	669,000	674,017
HCA, Inc. 5.375% 2/01/25	645,000	636,938
HCA, Inc. 5.875% 2/15/26	1,138,000	1,142,267
HealthSouth Corp. 5.750% 11/01/24	238,000	226,993

	Principal Amount	Value
HealthSouth Corp. (a) 5.750% 9/15/25	$392,000	$364,560
Kindred Healthcare, Inc. 8.750% 1/15/23	1,197,000	1,101,240
MEDNAX, Inc. (a) 5.250% 12/01/23	161,000	161,805
Tenet Healthcare Corp. 6.750% 6/15/23	695,000	644,612
Tenet Healthcare Corp. 8.125% 4/01/22	1,040,000	1,037,400

		7,463,387

Holding Company – Diversified — 0.7%
Carlson Travel Holdings, Inc. (a) 7.500% 8/15/19	1,025,000	1,009,625

Home Builders — 4.5%
Brookfield Residential Properties, Inc. (a) 6.375% 5/15/25	491,000	456,630
Brookfield Residential Properties, Inc. (a) 6.500% 12/15/20	1,255,000	1,209,506
Lennar Corp. 4.500% 11/15/19	657,000	668,087
Lennar Corp. 4.750% 5/30/25	1,101,000	1,076,228
M/I Homes, Inc. (a) 6.750% 1/15/21	750,000	738,750
William Lyon Homes, Inc. (a) 7.000% 8/15/22	684,000	685,710
William Lyon Homes, Inc. 8.500% 11/15/20	1,351,000	1,428,682

		6,263,593

Insurance — 1.0%
CNO Financial Group, Inc. 4.500% 5/30/20	187,000	190,740
CNO Financial Group, Inc. 5.250% 5/30/25	199,000	202,483
Onex York Acquisition Corp. (a) 8.500% 10/01/22	1,212,000	993,840

		1,387,063

Leisure Time — 3.5%
Brunswick Corp. (a) 4.625% 5/15/21	495,000	493,763
Brunswick Corp. 7.375% 9/01/23	285,000	307,800
Brunswick Corp. 7.125% 8/01/27	2,245,000	2,379,700
Carlson Wagonlit BV (a) 6.875% 6/15/19	1,409,000	1,444,225
Sabre GLBL, Inc. (a) 5.250% 11/15/23	235,000	232,356

		4,857,844

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lodging — 0.7%
Interval Acquisition Corp. (a) 5.625% 4/15/23	$1,063,000	$1,055,028

Machinery – Diversified — 0.4%
Zebra Technologies Corp. 7.250% 10/15/22	494,000	516,230

Manufacturing — 3.7%
CTP Transportation Products LLC/CTP Finance, Inc. (a) 8.250% 12/15/19	825,000	860,062
EnPro Industries, Inc. 5.875% 9/15/22	1,271,000	1,258,290
JB Poindexter & Co., Inc. (a) 9.000% 4/01/22	2,990,000	3,124,550

		5,242,902

Media — 9.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750% 1/15/24	838,000	861,045
CCO Holdings LLC/CCO Holdings Capital Corp. (a) 5.875% 5/01/27	750,000	746,250
DISH DBS Corp. 5.875% 11/15/24	1,002,000	891,780
Entercom Radio LLC 10.500% 12/01/19	1,000,000	1,035,000
Gray Television, Inc. 7.500% 10/01/20	1,348,000	1,385,070
Harron Communications LP/Harron Finance Corp. (a) 9.125% 4/01/20	1,226,000	1,296,495
MHGE Parent LLC/MHGE Parent Finance, Inc. (a) 8.500% 8/01/19	1,500,000	1,485,000
Midcontinent Communications & Midcontinent Finance Corp. (a) 6.875% 8/15/23	864,000	874,800
Numericable-SFR SAS (a) 6.000% 5/15/22	475,000	460,750
Numericable-SFR SAS (a) 6.250% 5/15/24	260,000	250,900
RCN Telecom Services LLC/RCN Capital Corp. (a) 8.500% 8/15/20	1,584,000	1,599,840
Sirius XM Radio, Inc. (a) 5.375% 4/15/25	2,207,000	2,220,794

		13,107,724

Mining — 0.7%
Hecla Mining Co. 6.875% 5/01/21	1,271,000	927,830

	Principal Amount	Value
Oil & Gas — 5.7%
Citgo Holding, Inc. (a) 10.750% 2/15/20	$1,327,000	$1,287,190
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375% 5/01/20	2,104,000	1,341,300
Hilcorp Energy I LP/Hilcorp Finance Co. (a) 5.000% 12/01/24	750,000	622,500
Kosmos Energy Ltd. (a) 7.875% 8/01/21	1,323,000	1,065,015
Newfield Exploration Co. 5.375% 1/01/26	473,000	391,407
PBF Holding Co. LLC/PBF Finance Corp. (a) 7.000% 11/15/23	786,000	766,350
Seventy Seven Energy, Inc. 6.500% 7/15/22	1,368,000	215,460
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500% 8/15/22	400,000	296,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 7.500% 7/01/21	640,000	544,000
Sunoco LP/Sunoco Finance Corp. (a) 5.500% 8/01/20	454,000	430,165
Tullow Oil PLC (a) 6.250% 4/15/22	1,495,000	1,001,650

		7,961,037

Packaging & Containers — 2.4%
Coveris Holdings SA (a) 7.875% 11/01/19	1,997,000	1,742,382
Sealed Air Corp. (a) 6.875% 7/15/33	1,580,000	1,615,550

		3,357,932

Pharmaceuticals — 1.9%
Capsugel SA (a) 7.000% 5/15/19	410,000	399,750
Valeant Pharmaceuticals International, Inc. (a) 6.125% 4/15/25	2,478,000	2,211,615

		2,611,365

Pipelines — 0.8%
Genesis Energy LP/Genesis Energy Finance Corp. 6.000% 5/15/23	1,171,000	936,800
Genesis Energy LP/Genesis Energy Finance Corp. 6.750% 8/01/22	270,000	229,500

		1,166,300

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Real Estate Investment Trusts (REITS) — 0.6%
RHP Hotel Properties LP/RHP Finance Corp. 5.000% 4/15/23	$789,000	$789,000

Retail — 2.6%
Carrols Restaurant Group, Inc. 8.000% 5/01/22	749,000	790,195
Family Tree Escrow LLC (a) 5.250% 3/01/20	455,000	469,787
Family Tree Escrow LLC (a) 5.750% 3/01/23	2,375,000	2,458,125

		3,718,107

Savings & Loans — 1.3%
Consolidated Energy Finance SA (a) 6.750% 10/15/19	1,935,000	1,849,763

Software — 2.3%
Audatex North America, Inc. (a) 6.125% 11/01/23	1,500,000	1,509,375
First Data Corp. (a) 7.000% 12/01/23	1,358,000	1,358,000
MSCI, Inc. (a) 5.750% 8/15/25	377,000	386,425

		3,253,800

Telecommunications — 8.5%
Altice Financing SA (a) 6.500% 1/15/22	875,000	866,250
Altice Finco SA (a) 8.125% 1/15/24	615,000	595,012
Altice SA (a) 7.750% 5/15/22	1,210,000	1,092,025
CPI International, Inc. STEP 8.750% 2/15/18	1,729,000	1,703,065
DigitalGlobe, Inc. (a) 5.250% 2/01/21	600,000	504,000
Frontier Communications Corp. (a) 8.875% 9/15/20	504,000	510,300
Frontier Communications Corp. (a) 10.500% 9/15/22	1,409,000	1,403,716
GCI, Inc. 6.875% 4/15/25	2,150,000	2,198,375
Sprint Corp. 7.250% 9/15/21	745,000	562,252
Sprint Corp. 7.875% 9/15/23	918,000	689,418
T-Mobile USA, Inc. 6.500% 1/15/26	679,000	685,444
West Corp. (a) 5.375% 7/15/22	1,270,000	1,095,375

		11,905,232

	Principal Amount	Value
Transportation — 5.9%
OPE KAG Finance Sub, Inc. (a) 7.875% 7/31/23	$3,200,000	$3,180,000
Topaz Marine SA (a) 8.625% 11/01/18	1,709,000	1,554,677
Watco Cos. LLC/Watco Finance Corp. (a) 6.375% 4/01/23	1,531,000	1,508,035
XPO Logistics, Inc. (a) 6.500% 6/15/22	1,500,000	1,387,500
XPO Logistics, Inc. (a) 7.875% 9/01/19	667,000	678,186

		8,308,398

TOTAL CORPORATE DEBT (Cost $136,147,349)		128,049,122

TOTAL BONDS & NOTES (Cost $142,895,145)		131,592,732

TOTAL LONG-TERM INVESTMENTS (Cost $142,895,145)		131,592,732

SHORT-TERM INVESTMENTS — 4.5%
Commercial Paper — 1.4%
Bemis Co., Inc. (a) 0.800% 1/20/16	2,000,000	1,999,481

Time Deposits — 3.1%
Euro Time Deposit 0.010% 1/04/16	4,252,881	4,252,881

TOTAL SHORT-TERM INVESTMENTS (Cost $6,252,036)		6,252,362

TOTAL INVESTMENTS — 98.3% (Cost $149,147,181) (b)		137,845,094

Other Assets/(Liabilities) — 1.7%		2,451,038

NET ASSETS — 100.0%		$140,296,132

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

STEP	Step Up Bond
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities amounted to a value of $80,831,622 or 57.62% of net assets.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

Country Weightings, as a percentage of net assets, is as follows:

United States	78.2%
Luxembourg	7.3%
Canada	2.8%
Netherlands	1.5%
Ireland	1.4%
Bermuda	1.1%
United Kingdom	0.7%
France	0.5%
Mexico	0.3%

Total Long-Term Investments	93.8%
Short-Term Investments and Other Assets and Liabilities	6.2%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments

December 31, 2015

	Principal Amount	Value
BONDS & NOTES — 149.5%

CORPORATE DEBT — 9.7%
Auto Manufacturers — 0.7%
General Motors Financial Co., Inc., 3 mo. USD LIBOR + 2.060%, FRN 2.388% 1/15/19	$1,720,000	$1,728,895
Nissan Motor Acceptance Corp., 3 mo. USD LIBOR + .550%, FRN (a) 0.972% 3/03/17	1,400,000	1,396,426

		3,125,321

Banks — 0.7%
Deutsche Bank AG, 3 mo. USD LIBOR + .610%, FRN 0.969% 2/13/17	2,250,000	2,235,877
TheHuntington National Bank, 3 mo. USD LIBOR + .425%, FRN 0.745% 4/24/17	935,000	930,314

		3,166,191

Computers — 0.4%
Hewlett-Packard Co., 3 mo. USD LIBOR + 1.930%, FRN (a) 2.248% 10/05/18	1,700,000	1,704,463

Diversified Financial — 1.3%
Ally Financial, Inc. 3.600% 5/21/18	1,705,000	1,705,000
The Goldman Sachs Group, Inc., 3 mo. USD LIBOR + .625%, FRN 1.061% 6/04/17	1,875,000	1,869,681
The Goldman Sachs Group, Inc., 3 mo. USD LIBOR + .800%, FRN 1.312% 12/15/17	1,750,000	1,750,745

		5,325,426

Holding Company – Diversified — 0.3%
MUFG Americas Holdings Corp., 3 mo. USD LIBOR + .570%, FRN 0.914% 2/09/18	1,130,000	1,125,426

Home Furnishing — 0.4%
Whirlpool Corp. 6.500% 6/15/16	1,650,000	1,685,450

Leisure Time — 1.4%
Carnival Corp. 1.200% 2/05/16	6,000,000	6,001,866

Pharmaceuticals — 0.8%
Actavis Funding SCS, 3 mo. USD LIBOR + .875%, FRN 1.289% 9/01/16	1,750,000	1,751,071
Actavis Funding SCS, 3 mo. USD LIBOR + 1.080%, FRN 1.582% 3/12/18	1,750,000	1,755,624

		3,506,695

	Principal Amount	Value
Pipelines — 1.4%
Enterprise Products Operating LLC 3.200% 2/01/16	$6,000,000	$6,001,914

Real Estate Investment Trusts (REITS) — 0.2%
DDR Corp. 9.625% 3/15/16	950,000	964,832

Telecommunications — 0.7%
AT&T, Inc., 3 mo. USD LIBOR + .385%, FRN 0.741% 2/12/16	2,748,000	2,746,783

Textiles — 1.4%
Mohawk Industries, Inc. STEP 6.125% 1/15/16	6,000,000	6,006,348

TOTAL CORPORATE DEBT (Cost $36,564,499)		41,360,715

MUNICIPAL OBLIGATIONS — 0.2%
Access to Loans for Learning Student Loan Corp., Series 2004-IV, Class Note FRN 0.520% 4/25/24	721,281	717,747
Louisiana State Public Facilities Authority FRN 1.219% 4/26/27	279,978	281,681

		999,428

TOTAL MUNICIPAL OBLIGATIONS (Cost $988,637)		999,428

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 44.6%
Auto Floor Plan ABS — 1.0%
Ally Master Owner Trust, Series 2015-2, Class A1, 1 mo. LIBOR + .570%, FRN 0.901% 1/15/21	1,200,000	1,195,296
Navistar Financial Dealer Note Master Trust, Series 2014-1, Class A (a) 1.172% 10/25/19	2,700,000	2,691,706
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A, 1 mo. LIBOR + 1.500%, FRN (a) 1.902% 10/20/20	330,000	330,000

		4,217,002

Automobile ABS — 13.7%
American Credit Acceptance Receivables Trust, Series 2014-3, Class A (a) 0.990% 8/10/18	118,282	118,240

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
American Credit Acceptance Receivables Trust, Series 2014-4, Class A (a) 1.330% 7/10/18	$541,683	$540,862
American Credit Acceptance Receivables Trust, Series 2013-1, Class A (a) 1.450% 4/16/18	3,831	3,831
American Credit Acceptance Receivables Trust, Series 2015-2, Class A (a) 1.570% 6/12/19	784,617	783,016
American Credit Acceptance Receivables Trust, Series 2015-3, Class A (a) 1.950% 9/12/19	2,333,397	2,326,368
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class A2B, 1 mo. USD LIBOR + .320%, FRN 0.596% 4/09/18	410,938	410,774
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A2B, 1 mo. USD LIBOR + .400%, FRN 0.676% 4/09/18	724,254	724,149
Avis Budget Rental Car Funding LLC, Series 2010-5A, Class A (a) 3.150% 3/20/17	437,500	438,595
Bank of The West Auto Trust, Series 2014-1, Class A4 (a) 1.650% 3/16/20	600,000	594,898
California Republic Auto Receivables Trust, Series 2014-3, Class A2 0.630% 6/15/17	105,261	105,254
California Republic Auto Receivables Trust, Series 2013-2, Class A2 1.230% 3/15/19	291,111	291,042
California Republic Auto Receivables Trust, Series 2013-1, Class A2 (a) 1.410% 9/17/18	733,019	733,145
California Republic Auto Receivables Trust, Series 2015-4, Class A2 (a) 1.600% 9/17/18	2,400,000	2,399,783
Capital Auto Receivables Asset Trust, Series 2014-3, Class A1, 1 mo. USD LIBOR + .320%, FRN 0.722% 2/21/17	412,997	412,846
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	257,535	255,973
CFC LLC, Series 2014-1A, Class A (a) 1.460% 12/17/18	143,717	143,496
CFC LLC, Series 2013-2A, Class A (a) 1.750% 11/15/17	17,895	17,897
CFC LLC, Series 2015-1A, Class A (a) 1.750% 6/15/21	576,118	569,750
Chesapeake Funding LLC, Series 2012-2A, Class A, 1 mo. LIBOR + .450%, FRN (a) 0.719% 5/07/24	169,280	169,265

	Principal Amount	Value
Chesapeake Funding LLC, Series 2015-1A, Class B, 1 mo. LIBOR + .950%, FRN (a) 1.219% 2/07/27	$350,000	$349,631
CPS Auto Trust, Series 2014-B, Class A (a) 1.110% 11/15/18	426,611	423,299
CPS Auto Trust, Series 2014-A, Class A (a) 1.210% 8/15/18	153,923	153,650
CPS Auto Trust, Series 2014-C, Class A (a) 1.310% 2/15/19	470,705	469,495
CPS Auto Trust, Series 2013-A, Class A (a) 1.310% 6/15/20	408,126	405,777
CPS Auto Trust, Series 2012-D, Class A (a) 1.480% 3/16/20	180,156	180,239
CPS Auto Trust, Series 2014-D, Class A (a) 1.490% 4/15/19	1,841,218	1,829,504
CPS Auto Trust, Series 2015-A, Class A (a) 1.530% 7/15/19	477,204	475,562
CPS Auto Trust, Series 2013-D, Class A (a) 1.540% 7/16/18	313,945	313,933
CPS Auto Trust, Series 2013-C, Class A (a) 1.640% 4/16/18	199,974	199,983
CPS Auto Trust, Series 2015-B, Class A (a) 1.650% 11/15/19	912,703	909,317
CPS Auto Trust, Series 2015-C, Class A (a) 1.770% 6/17/19	679,908	677,783
CPS Auto Trust, Series 2012-C, Class A (a) 1.820% 12/16/19	199,489	199,803
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	440,430	440,112
CPS Auto Trust, Series 2015-C, Class B (a) 2.550% 2/18/20	630,000	626,772
CPS Auto Trust, Series 2012-A, Class A (a) 2.780% 6/17/19	119,004	119,461
CPS Auto Trust, Series 2011-B, Class A (a) 3.680% 9/17/18	141,394	141,405

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Credit Acceptance Auto Loan Trust, Series 2013-1A, Class A (a) 1.210% 10/15/20	$173,724	$173,721
Credit Acceptance Auto Loan Trust, Series 2013-2A, Class A (a) 1.500% 4/15/21	193,989	193,650
Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A (a) 1.880% 3/15/22	840,000	835,000
Drive Auto Receivables Trust, Series 2015-DA, Class L1 (a) 0.520% 10/17/16	1,307,428	1,307,398
Drive Auto Receivables Trust, Series 2015-BA, Class A2B, 1 mo. USD LIBOR + .600%, FRN (a) 0.931% 12/15/17	772,828	772,828
Drive Auto Receivables Trust, Series 2015-AA, Class A2 (a) 1.010% 11/15/17	443,427	443,361
Drive Auto Receivables Trust, Series 2015-CA, Class A2A (a) 1.030% 2/15/18	1,158,234	1,157,510
Drive Auto Receivables Trust, Series 2015-DA, Class A2B, 1 mo. USD LIBOR + .870%, FRN (a) 1.201% 6/15/18	1,600,000	1,599,814
Drive Auto Receivables Trust, Series 2015-BA, Class A3 (a) 1.300% 6/15/18	450,000	449,489
Drive Auto Receivables Trust, Series 2015-AA, Class A3 (a) 1.430% 7/16/18	720,000	719,850
DT Auto Owner Trust, Series 2014-3A, Class A (a) 0.980% 4/16/18	156,902	156,777
DT Auto Owner Trust, Series 2015-1A, Class A (a) 1.060% 9/17/18	1,095,266	1,094,324
DT Auto Owner Trust, Series 2015-2A, Class A (a) 1.240% 9/17/18	2,591,316	2,591,502
DT Auto Owner Trust, Series 2015-3A, Class A (a) 1.660% 3/15/19	560,122	558,614
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 (a) 0.870% 9/20/19	397,379	396,574
Exeter Automobile Receivables Trust, Series 2014-2A, Class A (a) 1.060% 8/15/18	159,787	159,755
Exeter Automobile Receivables Trust, Series 2014-1A, Class A (a) 1.290% 5/15/18	103,929	103,957

	Principal Amount	Value
Exeter Automobile Receivables Trust, Series 2014-3A, Class A (a) 1.320% 1/15/19	$188,779	$188,404
Exeter Automobile Receivables Trust, Series 2015-2A, Class A (a) 1.540% 11/15/19	482,449	480,109
Exeter Automobile Receivables Trust, Series 2015-1A, Class A (a) 1.600% 6/17/19	456,747	455,597
Exeter Automobile Receivables Trust, Series 2015-3A, Class A (a) 2.000% 3/16/20	700,431	698,013
Exeter Automobile Receivables Trust, Series 2012-2A, Class B (a) 2.220% 12/15/17	318,227	318,561
Exeter Automobile Receivables Trust, Series 2013-2A, Class B (a) 3.090% 7/16/18	1,134,416	1,137,061
First Investors Auto Owner Trust, Series 2013-1A, Class A2 (a) 0.900% 10/15/18	116,515	116,516
First Investors Auto Owner Trust, Series 2014-3A, Class A2 (a) 1.060% 11/15/18	930,409	929,840
First Investors Auto Owner Trust, Series 2015-1A, Class A2 (a) 1.210% 4/15/19	827,315	826,857
First Investors Auto Owner Trust, Series 2013-2A, Class A2 (a) 1.230% 3/15/19	164,113	164,124
First Investors Auto Owner Trust, Series 2015-2A, Class A1 (a) 1.590% 12/16/19	1,495,629	1,491,745
Flagship Credit Auto Trust, Series 2014-1, Class A (a) 1.210% 4/15/19	275,897	275,240
Flagship Credit Auto Trust, Series 2013-1, Class A (a) 1.320% 4/16/18	317,169	317,155
Flagship Credit Auto Trust, Series 2014-2, Class A (a) 1.430% 12/16/19	324,092	321,942
Flagship Credit Auto Trust, Series 2015-1, Class A (a) 1.630% 6/15/20	690,379	684,389
Flagship Credit Auto Trust, Series 2013-2, Class A (a) 1.940% 1/15/19	239,818	240,112
Flagship Credit Auto Trust, Series 2015-2, Class A (a) 1.980% 10/15/20	1,402,132	1,396,097
Flagship Credit Auto Trust, Series 2015-3, Class A (a) 2.380% 10/15/20	1,318,489	1,310,464

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GLS Auto Receivables Trust, Series 2015-1A, Class A (a) 2.250% 12/15/20	$1,043,266	$1,041,144
GO Financial Auto Securitization Trust, Series 2015-1, Class A (a) 1.810% 3/15/18	650,400	649,360
Oscar US Funding Trust, Series 2014-1A, Class A2 (a) 1.000% 8/15/17	417,886	417,540
Oscar US Funding Trust III, Series 2015-2A, Class A1 (a) 0.600% 10/17/16	2,326,168	2,323,260
Prestige Auto Receivables Trust, Series 2014-1A, Class A2 (a) 0.970% 3/15/18	100,578	100,519
Santander Drive Auto Receivables Trust, Series 2015-4, Class A1 0.500% 9/15/16	633,475	633,488
Santander Drive Auto Receivables Trust, Series 2014-4, Class A2B, 1 mo. USD LIBOR + .320%, FRN 0.651% 1/16/18	141,363	141,359
Santander Drive Auto Receivables Trust, Series 2014-5, Class A2B, 1 mo. USD LIBOR + .400%, FRN 0.731% 4/16/18	525,212	525,212
Santander Drive Auto Receivables Trust, Series 2015-1, Class A2B, 1 mo. USD LIBOR + .450%, FRN 0.781% 7/16/18	951,394	951,394
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B, 1 mo. USD LIBOR + .700%, FRN 1.031% 12/17/18	2,100,000	2,099,916
Santander Drive Auto Receivables Trust, Series 2013-2, Class B 1.330% 3/15/18	323,664	323,712
Santander Drive Auto Receivables Trust, Series 2013-5, Class B 1.550% 10/15/18	1,732,618	1,734,112
Santander Drive Auto Receivables Trust, Series 2015-S2, Class R1 (a) 1.840% 11/18/19	203,607	202,589
Santander Drive Auto Receivables Trust, Series 2012-4, Class C 2.940% 12/15/17	223,010	223,880
Santander Drive Auto Receivables Trust, Series 2012-3, Class C 3.010% 4/16/18	334,450	335,529
United Auto Credit Securitization Trust, Series 2015-1, Class A (a) 1.160% 2/15/17	462,011	461,928

	Principal Amount	Value
Westlake Automobile Receivables Trust, Series 2015-2A, Class A1 (a) 0.600% 7/15/16	$470,415	$470,418
Westlake Automobile Receivables Trust, Series 2015-3A, Class A1 (a) 0.640% 10/17/16	1,323,908	1,323,573
Westlake Automobile Receivables Trust, Series 2014-1A, Class A2 (a) 0.700% 5/15/17	4,312	4,312
Westlake Automobile Receivables Trust, Series 2014-2A, Class A2 (a) 0.970% 10/16/17	159,325	159,235
Westlake Automobile Receivables Trust, Series 2015-1A, Class A2 (a) 1.170% 3/15/18	781,684	779,686
Westlake Automobile Receivables Trust, Series 2015-2A, Class A2A (a) 1.280% 7/16/18	740,000	738,888

		58,662,314

Commercial MBS — 1.6%
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, VRN 5.558% 6/10/49	681,091	701,891
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A4, VRN 5.620% 4/12/38	180,173	180,254
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class AM, VRN 5.620% 4/12/38	660,000	662,805
Commercial Mortgage Pass Through Certificates, Series 2014-BBG, Class A, 1 mo. LIBOR + .800%, FRN (a) 1.131% 3/15/29	1,185,000	1,182,027
DBRR Trust, Series 2013-EZ3, Class A, VRN (a) 1.635% 12/18/49	286,095	285,240
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (a) 3.742% 11/10/46	185,460	185,973
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN 5.826% 7/10/38	1,000,000	1,011,934
GS Mortgage Securities Trust, Series 2011-GC3, Class A2 (a) 3.645% 3/10/44	128,657	128,546
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM, VRN 5.909% 4/15/45	900,000	911,070

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ, VRN 5.508% 2/12/44	$470,000	$476,255
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	732,138	718,227
VFC LLC, Series 2014-2, Class A (Acquired 7/9/14, Cost $400,000) (a) (b) 2.750% 7/20/30	46,664	46,665
VFC LLC, Series 2015-3, Class A, (Acquired 3/25/15, Cost $538,987) (a) (b) 2.750% 12/20/31	116,943	116,856
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	119,121	119,121

		6,726,864

Home Equity ABS — 0.3%
ACE Securities Corp., Series 2005-AG1, Class A1B1, 1 mo. USD LIBOR + .270%, FRN 0.491% 8/25/35	151,652	151,330
ACE Securities Corp., Series 2005-HE5, Class M2, 1 mo. USD LIBOR + .735%, FRN 0.956% 8/25/35	392,194	391,324
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 0.882% 9/25/34	83,564	82,590
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1, 1 mo. USD LIBOR + .420%, FRN 0.641% 5/25/36	275,645	273,628
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 1.247% 6/25/35	422,422	417,347
Mastr Asset Backed Securities Trust, Series 2005-WMC1, Class M2, 1 mo. USD LIBOR + .675%, FRN 1.097% 3/25/35	40,364	40,280
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1, 1 mo. USD LIBOR + .450%, FRN 0.872% 8/25/35	93,379	93,438
Park Place Securities, Inc., Series 2005-WCW3, Class A2C, 1 mo. USD LIBOR + .380%, FRN 0.601% 8/25/35	97,348	97,183

		1,547,120

	Principal Amount	Value
Other ABS — 16.4%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1, 1 mo. LIBOR + .200%, FRN (a) 0.531% 3/15/41	$1,215,337	$1,174,593
321 Henderson Receivables I LLC, Series 2006-2A, Class A1, 1 mo. LIBOR + .200%, FRN (a) 0.531% 6/15/41	2,876,795	2,781,394
321 Henderson Receivables I LLC, Series 2007-1A, Class A1, 1 mo. LIBOR + .200%, FRN (a) 0.531% 3/15/42	998,443	952,039
321 Henderson Receivables LLC, Series 2006-3A, Class A1, 1 mo. LIBOR + .200%, FRN (a) 0.531% 9/15/41	346,764	331,819
321 Henderson Receivables LLC, Series 2006-4A, Class A1, 1 mo. LIBOR + .200%, FRN (a) 0.531% 12/15/41	677,049	654,747
Alterna Funding I LLC, Series 2014-1A, Class NOTE (a) 1.639% 2/15/21	2,133,280	2,120,945
Apidos CLO XXII, Series 2015-22A, Class X, 3 mo. USD LIBOR + 1.000%, FRN (a) 1.336% 10/20/27	1,000,000	999,987
ARL First LLC, Series 2012-1A, Class A1, 1 mo. LIBOR + 1.750%, FRN (a) 2.081% 12/15/42	1,397,841	1,395,496
Ascentium Equipment Receivables LLC, Series 2015-2A, Class A1 (a) 1.000% 11/10/16	3,531,414	3,529,489
Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2 (a) 1.040% 1/10/17	119,729	119,740
Ascentium Equipment Receivables LLC, Series 2015-1A, Class A2 (a) 1.150% 7/10/17	1,344,288	1,341,211
Ascentium Equipment Receivables LLC, Series 2015-2A, Class A2 (a) 1.570% 12/11/17	2,260,000	2,244,481
Ascentium Equipment Receivables LLC, Series 2014-1A, Class B (a) 1.580% 10/10/18	435,000	434,959
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	119,421	118,973
BCC Funding X LLC, Series 2015-1, Class A1 (a) 0.800% 6/20/16	1,020,898	1,020,710

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BCC Funding X LLC, Series 2015-1, Class A2 (a) 2.224% 10/20/20	$1,040,000	$1,039,780
BlueVirgo Trust, Series 2015-1A, Class NOTE (a) 3.000% 12/15/22	2,196,136	2,182,015
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (a) 2.000% 12/10/23	1,651,508	1,653,044
CCG Receivables Trust, Series 2015-1, Class A1 (a) 0.550% 9/14/16	1,833,863	1,832,895
CCG Receivables Truste, Series 2013-1, Class A2 (a) 1.050% 8/14/20	67,453	67,454
CIT Equipment Collateral, Series 2014-VT1, Class A2 (a) 0.860% 5/22/17	445,959	445,738
Citi Held For Asset Issuance, Series 2015-PM1, Class A (a) 1.850% 12/15/21	201,792	201,392
Citi Held For Asset Issuance, Series 2015-PM2, Class A (a) 2.350% 3/15/22	653,286	651,311
Citi Held For Asset Issuance, Series 2015-PM3, Class A (a) 2.600% 5/16/22	280,000	279,738
ColumbusNova CLO Ltd., Series 2006-1A, Class A, 3 mo. USD LIBOR + .260%, FRN (a) 0.575% 7/18/18	349,646	349,474
Consumer Credit Origination Loan Trust, Series 2015-1, Class A (a) 2.820% 3/15/21	131,253	132,060
DB Master Finance LLC, Series 2015-1A, Class A2I (a) 3.262% 2/20/45	526,025	529,707
Dell Equipment Finance Trust, Series 2015-2, Class A2B, 1 mo. USD LIBOR + .900%, FRN (a) 1.313% 12/22/17	1,700,000	1,700,000
Diamond Resorts Owner Trust, Series 2013-1, Class A (a) 1.950% 1/20/25	721,457	719,463
Diamond Resorts Owner Trust, Series 2013-2, Class A (a) 2.270% 5/20/26	489,139	490,008
Diamond Resorts Owner Trust, Series 2015-1, Class A (a) 2.730% 7/20/27	268,467	267,958
Diamond Resorts Owner Trust, Series 2015-2, Class B (a) 3.540% 5/22/28	546,513	546,483

	Principal Amount	Value
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	$1,075,800	$1,110,832
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (a) 1.950% 11/25/39	583,333	574,533
Drug Royalty Corp., Inc., Series 2014-1, Class A1, 3 mo. LIBOR + 2.850%, FRN (a) 3.139% 7/15/23	659,039	666,822
Dryden XI-Leveraged Loan CDO, Series 2006-11A, Class A1, 3 mo. USD LIBOR + .250%, FRN (a) 0.571% 4/12/20	295,080	292,880
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class B (a) 3.020% 2/25/27	519,441	512,673
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1, 1 mo. USD LIBOR + .645%, FRN 1.067% 5/25/35	143,481	143,359
FNA Trust, Series 2014-1A, Class A (a) 1.296% 12/10/22	838,025	836,583
FNA Trust, Series 2015-1, Class A (a) 3.240% 12/10/23	626,331	624,564
Global Container Assets Ltd., Series 2015-1A, Class A1 (a) 2.100% 2/05/30	419,583	416,934
Global Container Assets Ltd., Series 2013-1A, Class A1 (a) 2.200% 11/05/28	221,080	221,011
Global Container Assets Ltd., Series 2013-1A, Class A2 (a) 3.300% 11/05/28	950,000	951,293
Global SC Funding One Ltd., Series 2015-1, Class B1 (a) 2.740% 1/18/30	400,300	329,819
Green Tree Agency Advance Funding Trust I, Series 2015-T1, Class AT1 (a) 2.302% 10/15/46	920,000	918,383
Green Tree Agency Advance Funding Trust I, Series 2015-T2, Class AT2 (a) 3.095% 10/15/48	840,000	831,046
HFG Healthco-4 LLC, Series 2011-1A, Class A, 1 mo. LIBOR + 2.250%, FRN (a) 2.519% 6/02/17	475,000	476,637
Hilton Grand Vacations Trust, Series 2014-AA, Class A (a) 1.770% 11/25/26	315,590	311,409
Icon Brand Holdings LLC, Series 2012-1A, Class A (a) 4.229% 1/25/43	294,127	294,958

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ING Investment Management CLO V Ltd., Series 2007-5A, Class A1A, 3 mo. USD LIBOR + .230%, FRN (a) 0.559% 5/01/22	$414,663	$410,397
Leaf Receivables Funding 10 LLC, Series 2015-1, Class A1 (a) 0.500% 5/16/16	1,256,125	1,255,163
Macquarie Equipment Funding Trust, Series 2014-A, Class A2 (a) 0.800% 11/21/16	185,881	185,741
Macquarie Equipment Funding Trust, Series 2012-A, Class B (a) 1.740% 10/22/18	1,100,000	1,101,120
Madison Park Funding XVIII Ltd., Series 2015-18A, Class X, 3 mo. USD LIBOR + 1.000%, FRN (a) 1.311% 10/21/26	570,000	569,998
Miramax LLC, Series 2014-1A, Class A2 (a) 3.340% 7/20/26	925,886	919,224
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4, 1 mo. USD LIBOR + .945%, FRN 1.166% 4/25/35	600,715	597,752
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	179,676	179,556
Navitas Equipment Receivables LLC, Series 2015-1, Class A1 (a) 0.550% 4/15/16	296,726	296,698
Navitas Equipment Receivables LLC, Series 2013-1, Class A (a) 1.950% 11/15/16	175,843	175,769
New Residential Advance Receivables Trust, Series 2015-T3, Class AT3 (a) 2.540% 11/15/46	600,000	599,024
New York City Tax Lien, Series 2014-A, Class A (a) 1.030% 11/10/27	65,948	65,838
Ocwen Master Advance Receivables Trust, Series 2015-T2, Class AT2 (a) 2.532% 11/15/46	700,000	699,930
Ocwen Master Advance Receivables Trust, Series 15-1, Class AT1 (a) 2.537% 9/17/46	320,000	319,720
OneMain Financial Issuance Trust, Series 2014-1A, Class A (a) 2.430% 6/18/24	320,000	319,421
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	240,000	238,786

	Principal Amount	Value
PFS Financing Corp., Series 2013-AA, Class A, 1 mo. LIBOR + .550%, FRN (a) 0.881% 2/15/18	$2,545,000	$2,543,945
PFS Financing Corp., Series 2014-AA, Class A, 1 mo. LIBOR + .600%, FRN (a) 0.931% 2/15/19	1,900,000	1,894,469
PFS Financing Corp., Series 2014-BA, Class A, 1 mo. LIBOR + .600%, FRN (a) 0.931% 10/15/19	1,100,000	1,085,176
RAAC, Series 2006-RP2, Class A, 1 mo. USD LIBOR + .250%, FRN (a) 0.446% 2/25/37	342,034	337,529
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	643,618	648,295
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (a) 3.080% 9/20/32	183,543	183,542
Sierra Receivables Funding Co. LLC, Series 2011-2A, Class A (a) 3.260% 5/20/28	248,476	249,331
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A (a) 1.590% 11/20/29	196,815	195,245
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class B (a) 3.020% 6/20/32	346,878	342,567
Sonic Capital LLC, Series 2011-1A, Class A2 (a) 5.438% 5/20/41	568,091	586,497
SPS Servicer Advance Receivables Trust, Series 2015-T2, Class AT2 (a) 2.620% 1/15/47	2,550,000	2,546,968
SPS Servicer Advance Receivables Trust, Series 2015-T3, Class AT3 (a) 2.920% 7/15/47	420,000	419,566
Structured Asset Securities Corp, Series 2006-OPT1, Class A4, 1 mo. USD LIBOR + .160%, FRN 0.381% 4/25/36	130,081	129,963
Structured Asset Securities Corp., Series 2007-BC4, Class A3, 1 mo. USD LIBOR + .250%, FRN 0.672% 11/25/37	108,135	108,006
SVO VOI Mortgage LLC, Series 2012-AA, Class A (a) 2.000% 9/20/29	682,145	676,850
SVO VOI Mortgage LLC, Series 2010-AA, Class A (a) 3.650% 7/20/27	413,378	412,742

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TAL Advantage LLC, Series 2006-1A, 1 mo. LIBOR + .190%, FRN (a) 0.592% 4/20/21	$926,667	$926,162
TAL Advantage LLC, Series 2014-2A, Class A1 (a) 1.700% 5/20/39	756,155	748,246
Trade MAPS 1 Ltd., Series 2013-1A, Class A, 1 mo. LIBOR + .700%, FRN (a) 0.993% 12/10/18	1,870,000	1,858,120
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B, 1 mo. LIBOR + 2.500%, FRN (a) 2.831% 7/15/41	511,902	529,822
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	487,526	510,703
Westgate Resorts LLC, Series 2014-1A, Class A (a) 2.150% 12/20/26	483,157	473,349
Westgate Resorts LLC, Series 2015-1A, Class A (a) 2.750% 5/20/27	654,728	653,131
Westgate Resorts LLC, Series 2015-2A, Class A (a) 3.200% 7/20/28	1,019,600	1,016,087
WG Horizons CLO I, Series 2006-1A, Class A1, 3 mo. USD LIBOR + .260%, FRN (a) 0.667% 5/24/19	1,324,059	1,314,854

		70,148,141

Student Loans ABS — 10.8%
Academic Loan Funding Trust, Series 2013-1A, Class A, 1 mo. LIBOR + .800%, FRN (a) 1.021% 12/26/44	3,202,388	3,109,243
Access Group, Inc., Series 2006-1, Class A2, 3 mo. LIBOR + .110%, FRN 0.503% 8/25/23	603,642	597,786
Access Group, Inc., Series 2005-B, Class A2, 3 mo. LIBOR + .230%, FRN 0.550% 7/25/22	73,010	72,938
Access Group, Inc., Series 2005-2, Class A3, 3 mo. LIBOR + .180%, FRN 0.558% 11/22/24	436,214	432,609
Access Group, Inc., Series 2004-A, Class A2, 3 mo. LIBOR + .260%, FRN 0.580% 4/25/29	256,733	255,313

	Principal Amount	Value
Access Group, Inc., Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 1.340% 7/01/38	$261,595	$235,942
Brazos Higher Education Authority, Series 2006-2, Class A10 FRN 0.446% 6/25/26	450,000	413,764
Brazos Higher Education Authority, Series 2005-2, Class A10, 3 mo. LIBOR + .120%, FRN 0.723% 12/26/19	248,594	247,836
CIT Education Loan Trust, Series 2005-1, Class A3, 3 mo. LIBOR + .120%, FRN 0.632% 3/15/26	1,803,055	1,775,252
College Loan Corp Trust I, Series 2005-2, Class B, 3 mo. LIBOR + .490%, FRN 0.811% 1/15/37	792,034	685,034
College Loan Corp. Trust, Series 2005-1, Class A4, 3 mo. LIBOR + .150%, FRN 0.470% 4/25/27	3,075,000	3,052,093
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3, 3 mo. LIBOR + .210%, FRN 0.813% 9/28/26	437,449	434,713
DRB Prime Student Loan Trust, Series 2015-D, Class A1, 1 mo. USD LIBOR + 1.700%, FRN (a) 1.899% 1/25/40	1,020,000	997,714
DRB Prime Student Loan Trust, Series 2015-A, Class A3 2.320% 4/25/30	395,506	396,130
DRB Prime Student Loan Trust, Series 2015-B, Class A3 (a) 2.540% 4/27/26	592,001	588,151
Education Funding Capital Trust I, Series 2004-1, Class A4, 28 day ARS, FRN 1.697% 6/15/43	1,300,000	1,235,336
Education Funding Capital Trust I, Series 2004-1, Class B1, 28 day ARS, FRN 1.846% 6/15/43	100,000	90,801
Education Funding Capital Trust I, Series 2004-1, Class A5, 28 day ARS, FRN 1.902% 6/15/43	800,000	787,118
Education Funding Capital Trust I, Series 2004-1, Class A6, 28 day ARS, FRN 1.908% 6/15/43	400,000	392,082
Educational Services of America, Series 2015-1, Class A, 1 mo. LIBOR + .800%, FRN (a) 1.021% 10/25/56	978,508	945,990
Educational Services of America, Series 2015-2, Class B FRN (a) 1.743% 12/25/58	1,000,000	909,563

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L, 3 mo. LIBOR + .070%, FRN (a) 0.463% 5/25/23	$92,680	$91,560
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1, 1 mo. LIBOR + .750%, FRN 0.938% 12/01/31	678,667	658,769
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2, 3 mo. LIBOR + .300%, FRN 0.623% 10/28/41	1,104,038	1,099,331
KeyCorp Student Loan Trust, Series 2000-A, Class A2, 3 mo. LIBOR + .320%, FRN 0.713% 5/25/29	993,480	937,639
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4, 3 mo. LIBOR + .310%, FRN 0.913% 9/27/35	1,957,795	1,879,943
National Collegiate Student Loan Trust, Series 2007-1, Class A2, 1 mo. LIBOR + .130%, FRN 0.552% 11/27/28	275,402	274,025
National Collegiate Student Loan Trust, Series 2006-3, Class A3, 1 mo. LIBOR + .150%, FRN 0.572% 10/25/27	537,889	534,209
National Collegiate Student Loan Trust, Series 2005-1, Class A4, 1 mo. LIBOR + .240%, FRN 0.662% 11/27/28	500,455	493,547
National Collegiate Student Loan Trust, Series 2004-1, Class A2, 3 mo. LIBOR + .260%, FRN 0.863% 6/25/27	320,200	319,158
Navient Private Education Loan Trust, Series 2014-AA, Class A1, 1 mo. LIBOR + .480%, FRN (a) 0.811% 5/16/22	597,423	596,563
Navient Private Education Loan Trust, Series 2015-AA, Class A1, 1 mo. LIBOR + .500%, FRN (a) 0.831% 12/15/21	1,011,791	1,008,797
Navient Private Education Loan Trust, Series 2015-BA, Class A1, 1 mo. LIBOR + .600%, FRN (a) 0.931% 5/15/23	500,445	499,815
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, 1 mo. LIBOR + 1.200%, FRN (a) 1.531% 12/15/28	900,000	892,324

	Principal Amount	Value
Nelnet Student Loan Trust, Series 2006-3, Class B, 3 mo. LIBOR + .250%, FRN 0.853% 6/25/41	$567,193	$497,339
Nelnet Student Loan Trust, Series 2010-4A, Class A, 1 mo. LIBOR + .800%, FRN (a) 1.222% 4/25/46	169,415	168,310
Nelnet Student Loan Trust, Series 2014-2A, Class B, 1 mo. LIBOR + 1.500%, FRN (a) 1.721% 6/25/41	375,000	328,701
Nelnet Student Loan Trust, Series 2008-3, Class A4, 3 mo. LIBOR + 1.650%, FRN 2.043% 11/25/24	1,500,000	1,508,763
Pennsylvania Higher Education Assistance Agency, Series 2004-1, Class A2, 28 day ARS, FRN 1.697% 4/25/44	600,000	591,976
Pennsylvania Higher Education Assistance Agency, Series 2003-1, Class A3, 28 day ARS, FRN 1.751% 7/25/42	750,000	737,503
SLC Student Loan Trust, Series 2006-A, Class A5, 3 mo. LIBOR + .170%, FRN 0.491% 7/15/36	1,437,534	1,424,644
SLM Student Loan Trust, Series 2007-2, Class A4, 3 mo. LIBOR + .060%, FRN 0.380% 7/25/22	530,000	499,658
SLM Student Loan Trust, Series 2006-3, Class A5, 3 mo. LIBOR + .100%, FRN 0.420% 1/25/21	500,000	479,848
SLM Student Loan Trust, Series 2006-1, Class A5, 3 mo. LIBOR + .110%, FRN 0.430% 7/26/21	500,000	489,067
SLM Student Loan Trust, Series 2007-5, Class A6, 3 mo. LIBOR + .110%, FRN 0.430% 1/26/43	600,000	510,018
SLM Student Loan Trust, Series 2005-5, Class A4 FRN 0.460% 10/25/28	700,000	658,642
SLM Student Loan Trust, Series 2006-2, Class B, 3 mo. LIBOR + .220%, FRN 0.540% 1/25/41	598,025	495,214
SLM Student Loan Trust, Series 2003-14, Class A6, 3 mo. LIBOR + .300%, FRN 0.620% 7/25/25	400,000	384,359
SLM Student Loan Trust, Series 2005-8, Class B, 3 mo. LIBOR + .310%, FRN 0.630% 1/25/40	599,151	502,860

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2004-10, Class B, 3 mo. LIBOR + .370%, FRN 0.690% 1/25/40	$581,210	$482,041
SLM Student Loan Trust, Series 2004-3, Class B, 3 mo. LIBOR + .470%, FRN 0.790% 10/25/39	463,279	397,694
SLM Student Loan Trust, Series 2008-7, Class A2, 3 mo. LIBOR + .500%, FRN 0.820% 10/25/17	14,572	14,571
SLM Student Loan Trust, Series 2014-A, Class A1, 1 mo. LIBOR + .600%, FRN (a) 0.931% 7/15/22	940,077	937,615
SLM Student Loan Trust, Series 2012-E, Class A1, 1 mo. LIBOR + .750%, FRN (a) 1.081% 10/16/23	158,156	158,090
SLM Student Loan Trust, Series 2003-11, Class B, 3 mo. LIBOR + .650%, FRN 1.162% 12/15/38	691,343	618,629
SLM Student Loan Trust, Series 2012-C, Class A1, 1 mo. LIBOR + 1.100%, FRN (a) 1.431% 8/15/23	96,853	96,950
SLM Student Loan Trust, Series 2005-6, Class A5B, 3 mo. LIBOR + 1.200%, FRN 1.520% 7/27/26	822,910	827,024
SLM Student Loan Trust, Series 2012-A, Class A1, 1 mo. LIBOR + 1.400%, FRN (a) 1.731% 8/15/25	155,644	156,220
SLM Student Loan Trust, Series 2008-5, Class A4, 3 mo. LIBOR + 1.700%, FRN 2.020% 7/25/23	460,000	461,787
SLM Student Loan Trust, Series 2003-5, Class A7, 28 day ARS, FRN 2.760% 6/17/30	550,000	550,000
SLM Student Loan Trust, Series 2002-7, Class A11, 28 day ARS, FRN 2.780% 3/15/28	490,000	490,000
SLM Student Loan Trust, Series 2003-2, Class A7, 28 day ARS, FRN 2.860% 9/15/28	750,000	750,000
SLM Student Loan Trust, Series 2003-5, Class A9, 28 day ARS, FRN 2.900% 6/17/30	700,000	700,000
SMB Private Education Loan Trust, Series 2014-A, Class A1, 1 mo. LIBOR + .500%, FRN (a) 0.831% 9/15/21	797,811	794,349
Social Professional Loan Program LLC, Series 2015-A, Class A1, 1 mo. LIBOR + 1.200%, FRN (a) 1.421% 3/25/33	529,583	528,287

	Principal Amount	Value
Social Professional Loan Program LLC, Series 2014-B, Class A1, 1 mo. LIBOR + 1.250%, FRN (a) 1.471% 8/25/32	$1,209,336	$1,202,808
Social Professional Loan Program LLC, Series 2014-A, Class A1, 1 mo. LIBOR + 1.600%, FRN (a) 2.022% 6/25/25	709,517	716,165

		46,100,220

WL Collateral CMO — 0.8%
Connecticut Avenue Securities, Series 2015-C02, Class 1M1, 1 mo. USD LIBOR + 1.150%, FRN 1.371% 5/25/25	899,338	896,663
Connecticut Avenue Securities, Series 2015-C03, Class 1M1, 1 mo. USD LIBOR + 1.500%, FRN 1.721% 7/25/25	1,811,709	1,808,673
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-CF1, Class M1, 1 mo. USD LIBOR + .700%, FRN (a) 1.122% 3/25/45	462,885	450,895
Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1, 1 mo. USD LIBOR + .900%, FRN 1.121% 10/25/27	479,223	477,891

		3,634,122

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $191,773,568)		191,035,783

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.4%
Pass-Through Securities — 0.4%
Federal Home Loan Mortgage Corp., Pool #1Q0239, 1 year CMT + 2.255%, FRN 2.509% 3/01/37	1,161,916	1,233,089
Government National Mortgage Association II, Pool #82462, 1 year CMT + 1.500%, FRN 2.500% 1/20/40	256,483	265,385

		1,498,474

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $1,456,338)		1,498,474

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 94.6%
U.S. Treasury Bonds & Notes — 94.6%
U.S. Treasury Inflation Index 0.125% 4/15/17	$7,764,691	$7,749,224
U.S. Treasury Inflation Index (c) (d) 0.125% 4/15/18	22,440,309	22,397,066
U.S. Treasury Inflation Index (c) 0.125% 4/15/19	22,833,100	22,699,024
U.S. Treasury Inflation Index (c) 0.125% 4/15/20	21,125,104	20,855,822
U.S. Treasury Inflation Index (c) 0.125% 1/15/22	17,612,078	17,066,967
U.S. Treasury Inflation Index (c) 0.125% 7/15/22	18,115,064	17,564,529
U.S. Treasury Inflation Index (c) 0.125% 1/15/23	17,970,350	17,229,774
U.S. Treasury Inflation Index (c) 0.125% 7/15/24	17,368,958	16,495,768
U.S. Treasury Inflation Index (c) 0.250% 1/15/25	18,777,979	17,923,431
U.S. Treasury Inflation Index (c) 0.375% 7/15/23	17,875,130	17,462,232
U.S. Treasury Inflation Index (c) 0.375% 7/15/25	15,796,305	15,293,619
U.S. Treasury Inflation Index (c) 0.625% 7/15/21	16,488,594	16,596,792
U.S. Treasury Inflation Index (c) 0.625% 1/15/24	18,006,464	17,802,253
U.S. Treasury Inflation Index (c) 0.625% 2/15/43	6,196,595	5,243,869
U.S. Treasury Inflation Index (c) 0.750% 2/15/42	8,815,358	7,744,433
U.S. Treasury Inflation Index (c) 0.750% 2/15/45	9,443,687	8,235,924
U.S. Treasury Inflation Index (c) 1.125% 1/15/21	15,058,551	15,524,628
U.S. Treasury Inflation Index (c) 1.250% 7/15/20	13,719,622	14,267,159
U.S. Treasury Inflation Index (c) 1.375% 7/15/18	7,274,021	7,530,787
U.S. Treasury Inflation Index (c) 1.375% 1/15/20	8,787,881	9,135,047
U.S. Treasury Inflation Index (c) 1.375% 2/15/44	9,118,346	9,279,814
U.S. Treasury Inflation Index (c) 1.625% 1/15/18	6,573,387	6,779,062
U.S. Treasury Inflation Index (c) 1.750% 1/15/28	6,811,800	7,442,954
U.S. Treasury Inflation Index (c) 1.875% 7/15/19	6,817,190	7,228,710
U.S. Treasury Inflation Index (c) 2.000% 1/15/26	9,083,341	10,091,738

	Principal Amount	Value
U.S. Treasury Inflation Index (c) 2.125% 1/15/19	$6,646,740	$7,033,427
U.S. Treasury Inflation Index (c) 2.125% 2/15/40	4,071,517	4,793,629
U.S. Treasury Inflation Index (c) 2.125% 2/15/41	5,213,184	6,172,462
U.S. Treasury Inflation Index (c) 2.375% 1/15/25	11,993,219	13,634,479
U.S. Treasury Inflation Index (c) 2.375% 1/15/27	7,312,218	8,453,136
U.S. Treasury Inflation Index (c) 2.500% 1/15/29	6,447,338	7,637,910
U.S. Treasury Inflation Index (c) 3.375% 4/15/32	2,679,900	3,625,926
U.S. Treasury Inflation Index (c) 3.625% 4/15/28	5,882,080	7,689,290
U.S. Treasury Inflation Index (c) 3.875% 4/15/29	7,494,320	10,181,057

		404,861,942

TOTAL U.S. TREASURY OBLIGATIONS (Cost $416,376,254)		404,861,942

TOTAL BONDS & NOTES (Cost $647,159,296)		639,756,342

PURCHASED OPTIONS — 0.1%
Financial — 0.1%
Diversified Financial — 0.1%
5 Year CDX.NA.IG 25 Swaption, Put, Expires 1/14/16, Strike 120.00 (OTC — JP Morgan Chase Bank); Underlying swap terminates 3/16/16	6,450,000	7,559
5 Year CDX.NA.IG 25 Swaption, Put, Expires 1/14/16, Strike 120.00 (OTC — JP Morgan Chase Bank); Underlying swap terminates 3/16/16	17,850,000	20,920
5 Year CDX.NA.IG 25 Swaption, Put, Expires 1/15/16, Strike 120.00 (OTC — JP Morgan Chase Bank); Underlying swap terminates 3/16/16	35,700,000	41,841
USD Call CNH Put, Expires 5/16/16, Strike 6.65 (OTC — HSBC Bank PLC)	7,000,000	138,292
USD Call CNH Put, Expires 7/27/16, Strike 6.65 (OTC — JP Morgan Chase Bank)	7,300,000	194,611

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
USD Call CNH Put, Expires 9/29/16, Strike 6.65 (OTC — HSBC Bank PLC)	$7,000,000	$222,530

		625,753

TOTAL PURCHASED OPTIONS (Cost $390,616)		625,753

TOTAL LONG-TERM INVESTMENTS (Cost $647,549,912)		640,382,095

SHORT-TERM INVESTMENTS — 29.7%
Commercial Paper — 29.5%
Agrium, Inc. 0.800% 2/02/16	7,000,000	6,996,907
BAT International Finance (a) 0.580% 1/27/16	7,000,000	6,997,496
Daimler Finance North America LLC (a) 0.000% 1/27/16	7,000,000	6,997,496
Deutsche Telekom AG (a) 0.800% 2/29/16	7,000,000	6,993,000
Dominion Resources, Inc. (a) 0.000% 3/07/16	7,000,000	6,993,134
ERAC USA Finance LLC (a) 0.580% 1/26/16	7,000,000	6,997,593
Harley-Davidson Funding Corp. (a) 0.880% 3/11/16	7,000,000	6,992,669
Hewlett Packard Enterprise Co. (a) 0.950% 1/11/16	7,000,000	6,999,487
HP, Inc. (a) 1.000% 1/29/16	3,600,000	3,599,002
Hyundai Capital America (a) 1.030% 3/21/16	7,000,000	6,991,479
Intercontinental Exchange, Inc. (a) 0.850% 3/14/16	7,000,000	6,993,755
Johnson Controls, Inc. (a) 0.600% 1/07/16	1,560,000	1,559,879
Monsanto Co. (a) 0.100% 3/15/16	1,300,000	1,298,551
National Grid USA (a) 0.620% 1/11/16	7,000,000	6,999,091
Plains All American Pipeline LP (a) 1.500% 2/02/16	5,000,000	4,997,791
Sempra Energy Holdings (a) 0.600% 1/14/16	4,400,000	4,399,240
Telus Corp. (a) 0.610% 2/17/16	7,000,000	6,995,371
Thomson Reuters Corp. (a) 0.710% 2/16/16	7,000,000	6,995,760
TransCanada American (a) 1.220% 2/16/16	7,000,000	6,994,252

	Principal Amount	Value
Vodafone Group PLC (a) 0.980% 4/11/16	$5,600,000	$5,590,893
Volvo Group Treasury NA (a) 0.750% 1/29/16	7,000,000	6,997,299

		126,380,145

Repurchase Agreement — 0.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (e)	751,354	751,354

TOTAL SHORT-TERM INVESTMENTS (Cost $127,079,358)		127,131,499

TOTAL INVESTMENTS — 179.3% (Cost $774,629,270) (f)		767,513,594

Other Assets/(Liabilities) — (79.3)%		(339,474,862)

NET ASSETS — 100.0%		$428,038,732

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
ARS	Auction Rate Security
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
CNH	Offshore Chinese Yuan
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities amounted to a value of $262,385,306 or 61.30% of net assets.
(b)	Restricted security. Certain securities are restricted as to resale. At December 31, 2015, these securities amounted to a value of $163,521 or 0.04% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(c)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(d)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(e)	Maturity value of $751,355. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $769,355.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 0.0%

PREFERRED STOCK — 0.0%
Energy — 0.0%
Oil & Gas — 0.0%
Southwestern Energy Co. 6.250%	4,100	$76,055

TOTAL PREFERRED STOCK (Cost $205,000)		76,055

TOTAL EQUITIES (Cost $205,000)		76,055

	Principal Amount
BONDS & NOTES — 98.6%

CORPORATE DEBT — 39.2%
Aerospace & Defense — 0.6%
Exelis, Inc. 4.250% 10/01/16	$270,000	274,844
Harris Corp. 2.700% 4/27/20	874,000	857,453

		1,132,297

Agriculture — 0.9%
Bunge Ltd. Finance Corp. 3.200% 6/15/17	830,000	838,133
Imperial Tobacco Finance PLC (a) 2.950% 7/21/20	740,000	741,451

		1,579,584

Airlines — 0.0%
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	36,350	36,168
United Air Lines, Inc. (b) 10.110% 2/19/49	5,130	1,302

		37,470

Auto Manufacturers — 1.0%
Ford Motor Credit Co. LLC 2.240% 6/15/18	1,000,000	990,908
General Motors Co. 3.500% 10/02/18	205,000	207,058
General Motors Financial Co., Inc. 3.100% 1/15/19	320,000	319,535
General Motors Financial Co., Inc. 3.200% 7/13/20	25,000	24,615
Hyundai Capital America (a) 2.550% 2/06/19	170,000	168,681

		1,710,797

Banks — 4.0%
Banco Bilbao Vizcaya Argentaria SA 3.000% 10/20/20	885,000	881,202

	Principal Amount	Value
BNP Paribas SA 2.375% 5/21/20	$260,000	$257,370
CIT Group, Inc. 4.250% 8/15/17	760,000	777,100
Credit Agricole SA (a) 2.750% 6/10/20	460,000	462,468
Credit Suisse 1.750% 1/29/18	765,000	762,851
First Horizon National Corp. 3.500% 12/15/20	900,000	892,184
Intesa Sanpaolo SpA 3.875% 1/16/18	910,000	933,125
Itau Unibanco Holding SA (a) 2.850% 5/26/18	270,000	256,770
Mitsubishi UFJ Trust & Banking Corp. (a) 2.650% 10/19/20	910,000	909,061
Nordea Bank AB (a) 2.500% 9/17/20	645,000	641,173
Regions Financial Corp. 7.500% 5/15/18	130,000	144,448
Skandinaviska Enskilda Banken AB (a) 2.375% 3/25/19	200,000	200,920
SVB Financial Group 5.375% 9/15/20	75,000	82,053

		7,200,725

Biotechnology — 0.4%
Celgene Corp. 2.875% 8/15/20	805,000	798,932

Building Materials — 0.4%
Martin Marietta Material, Inc., 3 mo. USD LIBOR + 1.100%, FRN 1.426% 6/30/17	205,000	203,574
Masco Corp. 7.125% 3/15/20	500,000	577,500

		781,074

Chemicals — 1.0%
Airgas, Inc. 3.050% 8/01/20	915,000	920,719
Cabot Corp. 5.000% 10/01/16	330,000	338,137
LyondellBasell Industries NV 5.000% 4/15/19	200,000	212,760
RPM International, Inc. 6.125% 10/15/19	300,000	328,151

		1,799,767

Commercial Services — 1.5%
The ADT Corp. 2.250% 7/15/17	1,034,000	1,028,830
Leidos Holdings, Inc. 4.450% 12/01/20	525,000	522,579

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
McGraw Hill Financial, Inc. 3.300% 8/14/20	$635,000	$640,426
The Western Union Co. 5.930% 10/01/16	545,000	562,306

		2,754,141

Computers — 0.5%
Hewlett Packard Enterprise Co. (a) 2.850% 10/05/18	935,000	934,478

Distribution & Wholesale — 0.1%
Arrow Electronics, Inc. 3.000% 3/01/18	105,000	104,915

Diversified Financial — 8.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.500% 5/15/21	710,000	721,537
Air Lease Corp. 3.375% 1/15/19	365,000	366,825
Air Lease Corp. STEP 5.625% 4/01/17	1,315,000	1,364,312
Ally Financial, Inc. 3.600% 5/21/18	440,000	440,000
Ally Financial, Inc. 4.750% 9/10/18	650,000	665,438
Caisse Centrale Desjardins (a) 1.750% 1/29/18	1,065,000	1,055,837
General Motors Financial Co., Inc. 2.625% 7/10/17	190,000	190,580
The Goldman Sachs Group, Inc. 5.625% 1/15/17	1,150,000	1,194,476
Hyundai Capital America (a) 3.750% 4/06/16	1,875,000	1,885,222
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	955,000	959,775
International Lease Finance Corp., 3 mo. USD LIBOR + 1.950%, FRN 2.462% 6/15/16	750,000	748,125
International Lease Finance Corp. 3.875% 4/15/18	100,000	100,750
International Lease Finance Corp. 5.750% 5/15/16	741,000	751,189
Lazard Group LLC 4.250% 11/14/20	305,000	315,912
Lazard Group LLC 6.850% 6/15/17	39,000	41,524
Merrill Lynch & Co., Inc. 5.700% 5/02/17	1,200,000	1,251,451
Merrill Lynch & Co., Inc. 6.050% 5/16/16	1,750,000	1,778,859
Visa, Inc. 2.200% 12/14/20	645,000	643,800

		14,475,612

	Principal Amount	Value
Electric — 0.8%
Ameren Corp. 2.700% 11/15/20	$385,000	$383,534
Entergy Texas, Inc. 7.125% 2/01/19	580,000	656,706
IPALCO Enterprises, Inc. 5.000% 5/01/18	315,000	329,962
Kansas Gas & Electric Co. 5.647% 3/29/21	30,384	30,574

		1,400,776

Electronics — 0.4%
Amphenol Corp. 2.550% 1/30/19	215,000	215,037
Avnet, Inc. 6.625% 9/15/16	220,000	227,657
Jabil Circuit, Inc. 7.750% 7/15/16	145,000	148,625
Jabil Circuit, Inc. 8.250% 3/15/18	90,000	99,113

		690,432

Environmental Controls — 0.5%
Clean Harbors, Inc. 5.250% 8/01/20	900,000	918,000

Foods — 0.4%
JBS Investments GmbH (a) 7.750% 10/28/20	200,000	192,000
Tyson Foods, Inc. 2.650% 8/15/19	60,000	60,033
Tyson Foods, Inc. STEP 6.600% 4/01/16	510,000	516,748

		768,781

Forest Products & Paper — 0.6%
Domtar Corp. 10.750% 6/01/17	90,000	100,145
Sappi Papier Holding GmbH (a) 7.750% 7/15/17	1,000,000	1,038,750

		1,138,895

Hand & Machine Tools — 0.4%
Kennametal, Inc. 2.650% 11/01/19	100,000	97,312
Stanley Black & Decker, Inc. 2.451% 11/17/18	630,000	632,458

		729,770

Health Care – Products — 0.4%
Boston Scientific Corp. 2.850% 5/15/20	255,000	253,672
Zimmer Biomet Holdings, Inc. 2.000% 4/01/18	398,000	395,548

		649,220

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Health Care – Services — 0.2%
Laboratory Corp. of America Holdings 2.625% 2/01/20	$440,000	$434,391

Home Builders — 1.0%
DR Horton, Inc. 3.750% 3/01/19	950,000	950,000
Lennar Corp. 4.500% 11/15/19	888,000	902,985

		1,852,985

Insurance — 0.7%
AXIS Specialty Finance PLC 2.650% 4/01/19	90,000	89,617
Reinsurance Group of America, Inc. 5.625% 3/15/17	450,000	468,973
Willis Group Holdings PLC 4.125% 3/15/16	55,000	55,298
Willis Group Holdings PLC 5.750% 3/15/21	255,000	281,804
Willis North America, Inc. 6.200% 3/28/17	270,000	283,956

		1,179,648

Internet — 0.2%
Expedia, Inc. 7.456% 8/15/18	345,000	384,460

Investment Companies — 0.5%
Ares Capital Corp. 3.875% 1/15/20	465,000	472,062
FS Investment Corp. 4.000% 7/15/19	365,000	361,647

		833,709

Iron & Steel — 0.6%
Allegheny Technologies, Inc. 9.375% 6/01/19	455,000	364,000
ArcelorMittal 5.125% 6/01/20	245,000	203,350
ArcelorMittal 6.125% 6/01/18	146,000	133,590
Commercial Metals Co. 6.500% 7/15/17	120,000	124,350
Reliance Steel & Aluminum Co. 6.200% 11/15/16	185,000	191,202

		1,016,492

Lodging — 0.3%
Marriott International, Inc. 2.875% 3/01/21	605,000	600,246

Machinery – Diversified — 0.5%
CNH Industrial Capital LLC 3.375% 7/15/19	215,000	202,637
CNH Industrial Capital LLC 3.625% 4/15/18	100,000	98,450

	Principal Amount	Value
CNH Industrial Capital LLC 6.250% 11/01/16	$190,000	$193,563
Roper Technologies, Inc. 1.850% 11/15/17	350,000	348,159

		842,809

Manufacturing — 0.5%
SPX FLOW, Inc. 6.875% 9/01/17	170,000	180,625
Tyco Electronics Group SA 6.550% 10/01/17	700,000	754,379

		935,004

Media — 0.8%
CCO Safari II LLC (a) 3.579% 7/23/20	605,000	601,375
Sirius XM Radio, Inc. (a) 4.250% 5/15/20	900,000	909,000

		1,510,375

Mining — 0.9%
Freeport-McMoRan, Inc. 2.300% 11/14/17	400,000	341,000
Vale Overseas Ltd. 6.250% 1/11/16	1,250,000	1,249,812

		1,590,812

Office Equipment/Supplies — 0.5%
Pitney Bowes, Inc. 4.750% 1/15/16	95,000	95,089
Pitney Bowes, Inc. 4.750% 5/15/18	750,000	785,143
Pitney Bowes, Inc. 5.750% 9/15/17	33,000	34,811

		915,043

Oil & Gas — 1.5%
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	180,000	84,600
Noble Holding International Ltd. 4.000% 3/16/18	100,000	90,552
Petrobras International Finance Co. 3.875% 1/27/16	1,000,000	996,000
Petroleos Mexicanos 3.125% 1/23/19	50,000	48,369
Pioneer Natural Resources Co. 3.450% 1/15/21	920,000	849,485
Rowan Cos., Inc. 5.000% 9/01/17	55,000	54,586
Southwestern Energy Co. 3.300% 1/23/18	125,000	102,500
Transocean, Inc. STEP 5.800% 12/15/16	100,000	97,000
Transocean, Inc. 6.000% 3/15/18	15,000	13,350

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Whiting Petroleum Corp., Convertible (a) 1.250% 4/01/20	$165,000	$112,200
WPX Energy, Inc. 7.500% 8/01/20	365,000	295,650

		2,744,292

Oil & Gas Services — 0.6%
Cameron International Corp. 1.400% 6/15/17	300,000	295,746
SESI LLC 6.375% 5/01/19	110,000	102,094
Superior Energy Services, Inc. 7.125% 12/15/21	807,000	718,230

		1,116,070

Pharmaceuticals — 1.2%
AbbVie, Inc. 1.750% 11/06/17	200,000	199,612
AbbVie, Inc. 1.800% 5/14/18	815,000	811,248
Actavis Funding SCS Co. 2.350% 3/12/18	520,000	520,542
Baxalta, Inc. (a) 2.000% 6/22/18	485,000	480,023
McKesson Corp. 2.284% 3/15/19	85,000	84,663

		2,096,088

Pipelines — 0.8%
Boardwalk Pipelines LP 5.875% 11/15/16	375,000	378,636
Energy Transfer Partners LP 2.500% 6/15/18	335,000	320,879
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	310,000	312,561
Kinder Morgan, Inc. (a) 5.000% 2/15/21	415,000	394,454

		1,406,530

Real Estate Investment Trusts (REITS) — 2.2%
DDR Corp. 7.500% 7/15/18	925,000	1,037,935
Digital Delta Holdings LLC (a) 3.400% 10/01/20	320,000	320,351
Duke Realty LP 5.950% 2/15/17	550,000	574,248
Duke Realty LP 8.250% 8/15/19	200,000	236,581
HCP, Inc. 6.000% 1/30/17	550,000	572,935
Highwoods Realty LP 5.850% 3/15/17	275,000	286,691
Highwoods Realty LP 7.500% 4/15/18	25,000	27,629

	Principal Amount	Value
Realty Income Corp. 2.000% 1/31/18	$25,000	$25,014
UDR, Inc. 4.250% 6/01/18	105,000	109,697
UDR, Inc. 5.250% 1/15/16	350,000	350,337
Vereit Operating Partnership LP 2.000% 2/06/17	225,000	222,750
Vereit Operating Partnership LP 3.000% 2/06/19	110,000	105,820

		3,869,988

Retail — 0.6%
AutoNation, Inc. 3.350% 1/15/21	255,000	254,094
Best Buy Co., Inc. 3.750% 3/15/16	575,000	577,070
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	45,000	48,621
QVC, Inc. 3.125% 4/01/19	150,000	148,047

		1,027,832

Savings & Loans — 0.4%
Glencore Funding LLC (a) 1.700% 5/27/16	369,000	365,310
Glencore Funding LLC (a) 3.125% 4/29/19	360,000	300,600

		665,910

Semiconductors — 0.2%
KLA-Tencor Corp. 2.375% 11/01/17	300,000	300,156

Telecommunications — 1.2%
Crown Castle Towers LLC (a) 4.174% 8/15/37	350,000	357,887
Frontier Communications Corp. 8.250% 4/15/17	795,000	834,750
Qwest Corp. 8.375% 5/01/16	315,000	319,331
Sprint Communications, Inc. (a) 9.000% 11/15/18	395,000	415,737
Telefonica Emisiones SAU 6.421% 6/20/16	130,000	132,988
Verizon Communications, Inc. 2.625% 2/21/20	72,000	72,250

		2,132,943

Transportation — 0.8%
Asciano Finance (a) 5.000% 4/07/18	547,000	563,186
Ryder System, Inc. 2.500% 3/01/18	475,000	474,158
Ryder System, Inc. 2.550% 6/01/19	65,000	64,605

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ryder System, Inc. 2.875% 9/01/20	$280,000	$276,614

		1,378,563

Trucking & Leasing — 1.0%
Aviation Capital Group Corp. (a) 2.875% 9/17/18	1,070,000	1,063,860
GATX Corp. 3.500% 7/15/16	30,000	30,323
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 6/15/19	270,000	265,591
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.050% 1/09/20	525,000	520,654

		1,880,428

TOTAL CORPORATE DEBT (Cost $71,430,448)		70,320,440

MUNICIPAL OBLIGATIONS — 0.5%
Access to Loans for Learning Student Loan Corp., Series 2004-IV, Class Note FRN 0.520% 4/25/24	292,906	291,471
Louisiana State Public Facilities Authority FRN 1.219% 4/26/27	118,213	118,932
State of Illinois 5.365% 3/01/17	400,000	414,852

		825,255

TOTAL MUNICIPAL OBLIGATIONS (Cost $805,994)		825,255

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 30.6%
Auto Floor Plan ABS — 0.1%
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A, 1 mo. LIBOR + 1.500%, FRN (a) 1.902% 10/20/20	200,000	200,000

Automobile ABS — 3.4%
American Credit Acceptance Receivables Trust, Series 2014-3, Class A (a) 0.990% 8/10/18	65,712	65,689
American Credit Acceptance Receivables Trust, Series 2015-2, Class A (a) 1.570% 6/12/19	313,847	313,207

	Principal Amount	Value
American Credit Acceptance Receivables Trust, Series 2015-3, Class A (a) 1.950% 9/12/19	$538,476	$536,854
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A (a) 2.100% 3/20/19	200,000	199,193
Capital Automotive REIT, Series 2012-1A, Class A (a) 4.700% 7/15/42	194,466	199,110
CFC LLC, Series 2015-1A, Class A (a) 1.750% 6/15/21	200,971	198,750
CPS Auto Trust, Series 2014-B, Class A (a) 1.110% 11/15/18	170,644	169,320
CPS Auto Trust, Series 2014-C, Class A (a) 1.310% 2/15/19	177,822	177,365
CPS Auto Trust, Series 2014-D, Class A (a) 1.490% 4/15/19	122,748	121,967
CPS Auto Trust, Series 2013-D, Class A (a) 1.540% 7/16/18	87,643	87,640
CPS Auto Trust, Series 2015-C, Class A (a) 1.770% 6/17/19	161,031	160,528
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	253,013	252,830
CPS Auto Trust, Series 2015-C, Class B (a) 2.550% 2/18/20	250,000	248,719
Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A (a) 1.880% 3/15/22	370,000	367,798
DT Auto Owner Trust, Series 2015-3A, Class A (a) 1.660% 3/15/19	241,283	240,634
Exeter Automobile Receivables Trust, Series 2014-2A, Class A (a) 1.060% 8/15/18	86,741	86,724
Exeter Automobile Receivables Trust, Series 2014-1A, Class A (a) 1.290% 5/15/18	32,070	32,078
Exeter Automobile Receivables Trust, Series 2014-3A, Class A (a) 1.320% 1/15/19	94,390	94,202
Exeter Automobile Receivables Trust, Series 2015-2A, Class A (a) 1.540% 11/15/19	206,764	205,761
Exeter Automobile Receivables Trust, Series 2015-3A, Class A (a) 2.000% 3/16/20	272,895	271,953
Exeter Automobile Receivables Trust, Series 2013-2A, Class B (a) 3.090% 7/16/18	287,967	288,639
First Investors Auto Owner Trust, Series 2013-3A, Class A3 (a) 1.440% 10/15/19	196,892	196,731

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
First Investors Auto Owner Trust, Series 2015-2A, Class A1 (a) 1.590% 12/16/19	$188,022	$187,534
Flagship Credit Auto Trust, Series 2013-1, Class A (a) 1.320% 4/16/18	127,605	127,600
Flagship Credit Auto Trust, Series 2014-2, Class A (a) 1.430% 12/16/19	162,046	160,971
Flagship Credit Auto Trust, Series 2013-2, Class A (a) 1.940% 1/15/19	71,946	72,034
Flagship Credit Auto Trust, Series 2015-2, Class A (a) 1.980% 10/15/20	236,610	235,591
GLS Auto Receivables Trust, Series 2015-1A, Class A (a) 2.250% 12/15/20	144,452	144,158
GO Financial Auto Securitization Trust, Series 2015-1, Class A (a) 1.810% 3/15/18	79,179	79,052
NextGear Floorplan Master Owner Trust, Series 2015-2A, Class A (a) 2.380% 10/15/20	250,000	247,598
Oscar US Funding Trust, Series 2014-1A, Class A2 (a) 1.000% 8/15/17	149,559	149,435
Santander Drive Auto Receivables Trust, Series 2015-S2, Class R1 (a) 1.840% 11/18/19	81,443	81,035
Westlake Automobile Receivables Trust, Series 2014-2A, Class A2 (a) 0.970% 10/16/17	79,662	79,618

		6,080,318

Commercial MBS — 6.1%
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, VRN 5.558% 6/10/49	297,977	307,077
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4, VRN 5.742% 2/10/51	223,307	233,022
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM, VRN 5.809% 2/10/51	180,000	187,209
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4, VRN 6.215% 2/10/51	375,274	396,924
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	242,258	246,752
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	225,000	231,028

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, VRN 5.471% 1/12/45	$404,289	$416,973
Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class AM, VRN 5.568% 10/12/41	290,000	295,425
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4, VRN 5.694% 6/11/50	106,723	110,955
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM, VRN 5.752% 9/11/38	400,000	403,219
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM, VRN 5.882% 6/11/50	425,000	443,760
Commercial Mortgage Pass Through Certificates, Series 2014-BBG, Class A, 1 mo. LIBOR + .800%, FRN (a) 1.131% 3/15/29	365,000	364,084
Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2 3.147% 2/10/47	290,000	296,283
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A1A, VRN 5.757% 6/10/46	164,568	165,622
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM, VRN 5.793% 6/10/46	225,000	226,865
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, VRN 5.796% 12/10/49	389,794	407,008
DBRR Trust, Series 2013-EZ3, Class A, VRN (a) 1.635% 12/18/49	167,711	167,210
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (a) 3.386% 7/10/44	171,695	172,457
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (a) 3.742% 11/10/46	90,468	90,719
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN 5.826% 7/10/38	400,000	404,774
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, VRN 5.826% 7/10/38	78,903	79,419

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	$462,156	$469,318
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class AM, VRN 5.488% 12/12/44	280,117	279,807
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class AM, VRN 5.882% 2/12/51	270,000	283,325
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM 5.204% 12/12/49	485,000	495,361
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	466,612	483,973
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, VRN 5.882% 6/12/46	99,727	100,083
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM, VRN 5.856% 9/12/49	250,000	260,692
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	200,000	204,490
Morgan Stanley Capital I, Series 2007-HQ11, Class A4, VRN 5.447% 2/12/44	400,000	408,128
Morgan Stanley Capital I, Series 2007-HQ11, Class AM, VRN 5.478% 2/12/44	300,000	308,895
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ, VRN 5.508% 2/12/44	190,000	192,529
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	49,013	48,966
Morgan Stanley Capital I, Series 2008-T29, Class A4, VRN 6.267% 1/11/43	132,558	141,423
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	46,552	45,668
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, VRN 5.510% 8/15/39	97,685	97,680
VFC LLC, Series 2014-2, Class A, (Acquired 7/9/14, Cost $250,000) (a) (c) 2.750% 7/20/30	29,165	29,166
VFC LLC, Series 2015-3, Class A, (Acquired 3/25/15, Cost $249,521) (a) (c) 2.750% 12/20/31	54,140	54,100

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339% 11/15/48	$440,000	$450,088
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	235,000	238,881
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, VRN 5.952% 2/15/51	440,000	459,182
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	33,455	33,455
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (a) 3.240% 3/15/44	87,837	88,077
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	84,702	84,643

		10,904,715

Home Equity ABS — 1.6%
ACE Securities Corp., Series 2005-AG1, Class A1B1, 1 mo. LIBOR US + .270%, FRN 0.491% 8/25/35	73,777	73,620
ACE Securities Corp., Series 2005-HE7, Class A2D, 1 mo. LIBOR US + 0.660%, FRN 0.881% 11/25/35	98,360	98,229
ACE Securities Corp., Series 2005-HE5, Class M2, 1 mo. LIBOR US + .735%, FRN 0.956% 8/25/35	189,771	189,351
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1, 1 mo. USD LIBOR + .660%, FRN 0.881% 6/25/35	18,487	18,477
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE3, Class A2, 1 mo. USD LIBOR + .180%, FRN 0.602% 4/25/36	36,705	36,565
Bear Stearns Asset-Backed Securities I Trust, Series 2005-HE12, Class M1, 1 mo. USD LIBOR + .480%, FRN 0.902% 12/25/35	324,247	316,836
Citigroup Mortgage Loan Trust, Series 2005-OPT4, Class M2, 1 mo. USD LIBOR + .430%, FRN 0.651% 7/25/35	43,726	42,907
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2, 1 mo. USD LIBOR + .450%, FRN 0.872% 8/25/35	21,708	21,687

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 0.882% 9/25/34	$34,449	$34,047
Countrywide Partnership Trust, Series 2004-EC1, Class M1, 1 mo. USD LIBOR + 0.900%, FRN 1.322% 2/25/35	102,644	90,575
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .240%, FRN (a) 0.662% 10/25/34	196,116	194,917
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1, 1 mo. USD LIBOR + .420%, FRN 0.641% 5/25/36	120,595	119,712
Fremont Home Loan Trust, Series 2005-E, Class 2A3, 1 mo. USD LIBOR + .240%, FRN 0.461% 1/25/36	69,012	66,534
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + .430%, FRN 0.852% 4/25/35	66,926	66,944
Home Equity Asset Trust, Series 2006-4, Class 2A3, 1 mo. USD LIBOR + .170%, FRN 0.592% 8/25/36	43,632	43,570
Home Equity Asset Trust, Series 2005-HF1, Class A1, 1 mo. LIBOR + .520%, FRN 0.942% 2/25/36	76,644	75,115
Home Equity Asset Trust, Series 2005-HF1, Class A2B, 1 mo. LIBOR + .700%, FRN 1.122% 2/25/36	89,215	87,512
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2, 1 mo. USD LIBOR + .220%, FRN 0.441% 10/25/35	186,743	186,248
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 1.247% 6/25/35	215,123	212,538
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class A2C, 1 mo. USD LIBOR + .200%, FRN 0.622% 8/25/36	18,302	18,293
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2, 1 mo. USD LIBOR + .750%, FRN 0.971% 7/25/35	97,864	98,483
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6, STEP 6.390% 10/25/28	9	9

	Principal Amount	Value
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D, 1 mo. LIBOR + .370%, FRN 0.792% 1/25/36	$249,970	$250,195
Option One Mortgage Loan Trust, Series 2005-5, Class A3, 1 mo. USD LIBOR + .210%, FRN 0.431% 12/25/35	206,527	205,268
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A, 1 mo. USD LIBOR + .260%, FRN 0.481% 9/25/35	75,725	75,683
Park Place Securities, Inc., Series 2005-WCW3, Class A2C, 1 mo. USD LIBOR + .380%, FRN 0.601% 8/25/35	50,352	50,267
Park Place Securities, Inc., Series 2005-WHQ1, Class M2, 1 mo. USD LIBOR + .750%, FRN 0.971% 3/25/35	51,326	51,317
Residential Asset Securities Corp., Series 2005-EMX4, Class M1, 1 mo. USD LIBOR + .430%, FRN 0.852% 11/25/35	115,903	114,783
Security National Mortgage Loan Trust, Series 2006-3A, Class A1, 1 mo. LIBOR + .280%, FRN (a) 0.501% 1/25/37	60,297	60,280
Structured Asset Investment Loan Trust, Series 2005-7, Class A5, 1 mo. USD LIBOR + .720%, FRN 1.142% 8/25/35	31,650	31,675

		2,931,637

Other ABS — 14.5%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1, 1 mo. LIBOR + .200%, FRN (a) 0.531% 3/15/41	149,580	144,565
321 Henderson Receivables I LLC, Series 2010-3A, Class A (a) 3.820% 12/15/48	365,156	374,456
AIMCO CLO Ltd., Series 2014-AA, Class A, 3 mo. USD LIBOR + 1.540%, FRN (a) 1.857% 7/20/26	350,000	347,899
ALM VIII Ltd., Series 2013-8A, Class A1A, 3 mo. USD LIBOR + 1.450%, FRN (a) 1.767% 1/20/26	250,000	248,028
Alterna Funding I LLC, Series 2014-1A, Class NOTE (a) 1.639% 2/15/21	159,200	158,280

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Arbys Funding LLC, Series 2015-1A, Class A2 (a) 4.969% 10/30/45	$300,000	$299,970
ARL First LLC, Series 2012-1A, Class A1, 1 mo. LIBOR + 1.750%, FRN (a) 2.081% 12/15/42	372,306	371,682
Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2 (a) 1.040% 1/10/17	65,882	65,889
Ascentium Equipment Receivables LLC, Series 2014-1A, Class B (a) 1.580% 10/10/18	240,000	239,977
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	67,365	67,113
BCC Funding X LLC, Series 2015-1, Class A2 (a) 2.224% 10/20/20	420,000	419,911
Birchwood Park CLO Ltd., Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.440%, FRN (a) 1.761% 7/15/26	340,000	337,060
Blue Hill CLO Ltd., Series 2013-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (a) 1.801% 1/15/26	765,000	753,459
BlueMountain CLO Ltd., Series 2015-2A, Class A1, 3 mo. USD LIBOR + 1.430%, FRN (a) 1.714% 7/18/27	475,000	468,509
BlueVirgo Trust, Series 2015-1A, Class NOTE (a) 3.000% 12/15/22	918,384	912,479
CAN Capital Funding LLC, Series 2014-1A, Class A (a) 3.117% 4/15/20	250,000	249,178
Carlyle Global Market Strategies, Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.520%, FRN (a) 1.837% 4/17/25	535,000	532,443
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (a) 2.000% 12/10/23	194,793	194,974
CCG Receivables Trust, Series 2014-1, Class A2 (a) 1.060% 11/15/21	124,544	124,295
Citi Held For Asset Issuance, Series 2015-PM1, Class A (a) 1.850% 12/15/21	80,717	80,557
Citi Held For Asset Issuance, Series 2015-PM2, Class A (a) 2.350% 3/15/22	278,736	277,893

	Principal Amount	Value
Citi Held For Asset Issuance, Series 2015-PM3, Class A (a) 2.600% 5/16/22	$120,000	$119,888
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (a) 4.474% 3/20/43	134,225	134,225
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A3, 1 mo. LIBOR + .300%, FRN (a) 0.722% 7/25/36	232,495	230,801
DB Master Finance LLC, Series 2015-1A, Class A2I (a) 3.262% 2/20/45	218,350	219,878
Diamond Resorts Owner Trust, Series 2014-1, Class A (a) 2.540% 5/20/27	91,706	92,224
Diamond Resorts Owner Trust, Series 2015-1, Class A (a) 2.730% 7/20/27	104,404	104,206
Diamond Resorts Owner Trust, Series 2015-2, Class B (a) 3.540% 5/22/28	239,699	239,686
Direct Capital Funding V LLC, Series 2013-2, Class A2 (a) 1.730% 8/20/18	94,870	94,843
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2I (a) 3.484% 10/25/45	430,000	421,400
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	336,188	347,135
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (a) 1.950% 11/25/39	218,750	215,450
Drug Royalty Corp., Inc., Series 2014-1, Class A1, 3 mo. LIBOR + 2.850%, FRN (a) 3.139% 7/15/23	225,038	227,695
Drug Royalty Corp., Inc., Series 2012-1, Class A1, 3 mo. LIBOR + 5.250%, FRN (a) 5.571% 7/15/24	156,000	159,471
Eaton Vance CLO, Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 1.771% 7/15/26	450,000	446,081
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class B (a) 3.020% 2/25/27	210,250	207,511
Element Rail Leasing I LLC, Series 2014-1A, Class A1 (a) 2.299% 4/19/44	193,737	190,631
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (a) 2.707% 2/19/45	88,595	87,604

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	$100,000	$102,019
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1, 1 mo. USD LIBOR + 0.645%, FRN 1.067% 5/25/35	77,764	77,699
FNA Trust, Series 2014-1A, Class A (a) 1.296% 12/10/22	340,448	339,862
FNA Trust, Series 2015-1, Class A (a) 3.240% 12/10/23	289,076	288,261
FRS I LLC, Series 2013-1A, Class A1 (a) 1.800% 4/15/43	88,111	86,845
Galaxy XX CLO Ltd., Series 2015-20A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 1.731% 7/20/27	475,000	472,694
Global Container Assets Ltd., Series 2013-1A, Class A1 (a) 2.200% 11/05/28	170,061	170,009
Global SC Finance II SRL, Series 2013-1A, Class A (a) 2.980% 4/17/28	216,333	209,225
Global SC Funding One Ltd., Series 2015-1, Class B1 (a) 2.740% 1/18/30	166,792	137,425
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 1.470% 4/25/25	535,000	523,862
Green Tree Agency Advance Funding Trust I, Series 2015-T2, Class AT2 (a) 3.095% 10/15/48	340,000	336,376
Hercules Capital Funding Trust, Series 2014-1A, Class A (a) 3.524% 4/16/21	250,000	249,297
HFG Healthco-4 LLC, Series 2011-1A, Class A, 1 mo. LIBOR + 2.250%, FRN (a) 2.519% 6/02/17	250,000	250,861
Hilton Grand Vacations Trust, Series 2014-AA, Class A (a) 1.770% 11/25/26	268,587	265,029
Hilton Grand Vacations Trust, Series 2013-A, Class A (a) 2.280% 1/25/26	231,624	232,043
Horizon Funding Trust, Series 2013-1A, Class A (a) 3.000% 5/15/18	43,639	43,666
Icon Brand Holdings LLC, Series 2012-1A, Class A (a) 4.229% 1/25/43	157,136	157,580

	Principal Amount	Value
Icon Brand Holdings LLC, Series 2013-1A, Class A (a) 4.352% 1/25/43	$175,187	$175,984
ING Investment Management CLO Ltd., Series 2013-3A, Class A1, 3 mo. USD LIBOR + 1.450%, FRN (a) 1.765% 1/18/26	260,000	256,556
ING Investment Management CLO V Ltd., Series 2007-5A, Class A1A, 3 mo. USD LIBOR + .230%, FRN (a) 0.559% 5/01/22	310,997	307,798
LCM Ltd., Series 10AR, Class AR, 3 mo. LIBOR US + 1.260%, FRN (a) 1.581% 4/15/22	441,771	440,544
LCM Ltd., Series 16A, Class A, 3 mo. LIBOR US + 1.500%, FRN (a) 1.821% 7/15/26	430,000	428,082
LCM XI LP, Series 11A, Class A, 3 mo. LIBOR US + 1.300%, FRN (a) 1.615% 4/19/22	1,205,000	1,195,321
Madison Park Funding XII Ltd., Series 2014-12A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (a) 1.817% 7/20/26	430,000	426,597
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2, 3 mo. USD LIBOR + 1.450%, FRN (a) 1.767% 7/20/26	290,000	287,007
Miramax LLC, Series 2014-1A, Class A2 (a) 3.340% 7/20/26	170,456	169,230
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4, 1 mo. USD LIBOR + .945%, FRN 1.166% 4/25/35	334,971	333,319
MVW Owner Trust, Series 2013-1A, Class A (a) 2.150% 4/22/30	185,566	184,835
MVW Owner Trust, Series 2014-2, Class A (a) 2.250% 9/22/31	295,305	293,053
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	89,838	89,778
Navitas Equipment Receivables LLC, Series 2015-1, Class A2 (a) 2.120% 11/15/18	250,000	250,360
New Residential Advance Receivables Trust, Series 2015-T3, Class AT3 (a) 2.540% 11/15/46	250,000	249,593
New York City Tax Lien, Series 2014-A, Class A (a) 1.030% 11/10/27	35,612	35,552

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ocwen Master Advance Receivables Trust, Series 2015-T2, Class AT2 (a) 2.532% 11/15/46	$300,000	$299,970
Ocwen Master Advance Receivables Trust, Series 15-1, Class AT1 (a) 2.537% 9/17/46	120,000	119,895
OnDeck Asset Securitization Trust, Series 2014-1A, Class A (a) 3.150% 5/17/18	170,000	169,837
Orange Lake Timeshare Trust, Series 2014-AA, Class A (a) 2.290% 7/09/29	77,487	76,924
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	100,000	99,494
RAAC, Series 2006-RP2, Class A, 1 mo. USD LIBOR + .250%, FRN (a) 0.446% 2/25/37	198,380	195,767
Race Point VIII CLO Ltd., Series 2012-7A, Class A, 3 mo. USD LIBOR + 1.420%, FRN (a) 1.764% 11/08/24	200,000	198,696
SBA Tower Trust, Series 2014-1A, Class C, STEP (a) 2.898% 10/15/44	299,276	292,455
Sierra Receivables Funding Co. LLC, Series 2014-2A, Class A (a) 2.050% 6/20/31	160,429	159,535
Sierra Receivables Funding Co. LLC, Series 2013-2A, Class A (a) 2.280% 11/20/25	69,463	69,391
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class A (a) 2.580% 9/20/32	238,606	238,560
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	43,541	43,858
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (a) 3.080% 9/20/32	91,772	91,771
Sierra Receivables Funding Co. LLC, Series 2011-3A, Class A (a) 3.370% 7/20/28	36,603	36,992
Sonic Capital LLC, Series 2011-1A, Class A2 (a) 5.438% 5/20/41	463,089	478,093
SpringCastle America Funding LLC, Series 2014-AA, Class A (a) 2.700% 5/25/23	526,997	527,655
SPS Servicer Advance Receivables Trust, Series 2015-T3, Class AT3 (a) 2.920% 7/15/47	180,000	179,814

	Principal Amount	Value
Store Master Funding I LLC, Series 2015-1A, Class A1 (a) 3.750% 4/20/45	$99,667	$98,881
Structured Asset Securities Corp., Series 2007-BC4, Class A3, 1 mo. USD LIBOR + .250%, FRN 0.672% 11/25/37	55,463	55,397
SVO VOI Mortgage LLC, Series 2010-AA, Class A (a) 3.650% 7/20/27	47,366	47,293
Symphony CLO XV Ltd., Series 2014-15A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 1.765% 10/17/26	365,000	361,893
TAL Advantage LLC, Series 2006-1A, 1 mo. LIBOR + .190%, FRN (a) 0.592% 4/20/21	370,000	369,798
TAL Advantage LLC, Series 2014-2A, Class A1 (a) 1.700% 5/20/39	208,553	206,372
Trade MAPS 1 Ltd., Series 2013-1A, Class A, 1 mo. LIBOR + .700%, FRN (a) 0.993% 12/10/18	605,000	601,156
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B, 1 mo. LIBOR + 2.500%, FRN (a) 2.831% 7/15/41	255,951	264,911
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	73,129	76,605
Welk Resorts LLC, Series 2015-AA, Class A (a) 2.790% 6/16/31	174,311	173,818
Wendys Funding LLC, Series 2015-1A, Class A2I (a) 3.371% 6/15/45	423,938	415,883
Westgate Resorts LLC, Series 2014-1A, Class A (a) 2.150% 12/20/26	231,651	226,948
Westgate Resorts LLC, Series 2015-2A, Class A (a) 3.200% 7/20/28	446,682	445,143

		25,896,513

Student Loans ABS — 3.8%
Access Group, Inc., Series 2004-A, Class A2, 3 mo. LIBOR + .260%, FRN 0.580% 4/25/29	139,590	138,817
Access Group, Inc., Series 2015-1, Class A, 1 mo. LIBOR + .700%, FRN (a) 0.921% 7/25/56	413,665	401,603

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Access Group, Inc., Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 1.340% 7/01/38	$130,798	$117,971
Access Group, Inc., Series 2015-1, Class B, 1 mo. LIBOR + 1.500%, FRN (a) 1.721% 11/25/28	140,000	118,789
Brazos Student Finance Corp., Series 2003-A, Class A3, 28 day ARS, FRN 1.712% 7/01/38	200,000	185,040
College Loan Corp Trust I, Series 2005-2, Class B, 3 mo. LIBOR + .490%, FRN 0.811% 1/15/37	316,814	274,014
DRB Prime Student Loan Trust, Series 2015-D, Class A1, 1 mo. USD LIBOR + 1.700%, FRN (a) 1.899% 1/25/40	450,000	440,168
DRB Prime Student Loan Trust, Series 2015-A, Class A3 2.320% 4/25/30	316,405	316,904
DRB Prime Student Loan Trust, Series 2015-B, Class A3 (a) 2.540% 4/27/26	240,500	238,936
Education Funding Capital Trust I, Series 2004-1, Class A4, 28 day ARS, FRN 1.697% 6/15/43	250,000	237,565
Education Funding Capital Trust I, Series 2004-1, Class A6, 28 day ARS, FRN 1.908% 6/15/43	200,000	196,041
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L, 3 mo. LIBOR + .070%, FRN (a) 0.463% 5/25/23	48,935	48,344
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2, 3 mo. LIBOR + .300%, FRN 0.623% 10/28/41	63,978	63,705
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4, 3 mo. LIBOR + 0.310%, FRN 0.913% 9/27/35	259,708	249,380
National Collegiate Student Loan Trust, Series 2007-1, Class A2, 1 mo. LIBOR + .130%, FRN 0.552% 11/27/28	110,161	109,610
National Collegiate Student Loan Trust, Series 2006-3, Class A3, 1 mo. LIBOR + .150%, FRN 0.572% 10/25/27	224,120	222,587
National Collegiate Student Loan Trust, Series 2005-1, Class A4, 1 mo. LIBOR + .240%, FRN 0.662% 11/27/28	204,731	201,905

	Principal Amount	Value
National Collegiate Student Loan Trust, Series 2004-1, Class A2, 3 mo. LIBOR + .260%, FRN 0.863% 6/25/27	$198,619	$197,973
Navient Private Education Loan Trust, Series 2015-BA, Class A1, 1 mo. LIBOR + .600%, FRN (a) 0.931% 5/15/23	200,178	199,926
Navient Private Education Loan Trust, Series 2014-AA, Class A2A (a) 2.740% 2/15/29	340,000	337,820
Nelnet Student Loan Trust, Series 2014-1A, Class B, 1 mo. LIBOR + 1.500%, FRN (a) 1.721% 10/25/47	170,000	147,203
Nelnet Student Loan Trust, Series 2015-3A, Class B, 1 mo. LIBOR + 1.500%, FRN (a) 1.721% 7/27/50	130,000	111,060
North Carolina State Education Assistance Authority, Series 2011-1, Class A2, 3 mo. LIBOR + .900%, FRN 1.220% 1/26/26	193,766	193,736
SLC Student Loan Trust, Series 2006-A, Class A5, 3 mo. LIBOR + .170%, FRN 0.491% 7/15/36	138,126	136,888
SLM Student Loan Trust, Series 2006-1, Class A5, 3 mo. LIBOR + .110%, FRN 0.430% 7/26/21	200,000	195,627
SLM Student Loan Trust, Series 2007-5, Class A6, 3 mo. LIBOR + .110%, FRN 0.430% 1/26/43	120,000	102,004
SLM Student Loan Trust, Series 2005-5, Class A4 FRN 0.460% 10/25/28	280,000	263,457
SLM Student Loan Trust, Series 2006-10, Class B, 3 mo. LIBOR + .220%, FRN 0.540% 3/25/44	167,157	136,408
SLM Student Loan Trust, Series 2003-14, Class A6, 3 mo. LIBOR + .300%, FRN 0.620% 7/25/25	150,000	144,135
SLM Student Loan Trust, Series 2005-8, Class B, 3 mo. LIBOR + .310%, FRN 0.630% 1/25/40	241,038	202,300
SLM Student Loan Trust, Series 2004-10, Class B, 3 mo. LIBOR + .370%, FRN 0.690% 1/25/40	226,026	187,460
SLM Student Loan Trust, Series 2014-1, Class A3, 1 mo. LIBOR + .600%, FRN 0.821% 2/26/29	200,000	191,267
SLM Student Loan Trust, Series 2013-4, Class B, 1 mo. LIBOR + 1.500%, FRN 1.721% 12/28/43	120,000	107,374
SLM Student Loan Trust, Series 2012-A, Class A1, 1 mo. LIBOR + 1.400%, FRN (a) 1.731% 8/15/25	83,808	84,118

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-5, Class A7, 28 day ARS, FRN 2.760% 6/17/30	$50,000	$50,000
Social Professional Loan Program LLC, Series 2014-A, Class A1, 1 mo. LIBOR + 1.600%, FRN (a) 2.022% 6/25/25	269,127	271,649

		6,821,784

WL Collateral CMO — 1.1%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, FRN 2.807% 8/25/34	15,544	14,871
Connecticut Avenue Securities, Series 2015-C02, Class 1M1, 1 mo. USD LIBOR + 1.150%, FRN 1.371% 5/25/25	327,032	326,059
Connecticut Avenue Securities, Series 2015-C03, Class 1M1, 1 mo. USD LIBOR + 1.500%, FRN 1.721% 7/25/25	723,712	722,499
Connecticut Avenue Securities, Series 2015-C04, Class 1M1, 1 mo. USD LIBOR + 1.600%, FRN 1.831% 4/25/28	404,986	404,500
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, FRN 2.616% 2/25/34	3,881	3,634
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, FRN 3.028% 9/25/33	1,443	1,317
GS Mortgage Securities Corp., Series 2014-4R, Class AS, 1 mo. USD LIBOR + .180%, FRN (a) 0.376% 1/26/34	219,909	212,064
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, FRN 2.764% 8/25/34	3,107	2,902
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, FRN 2.496% 8/25/34	12,798	10,532
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2, 1 mo. USD LIBOR + .250%, FRN 0.471% 8/25/36	11,283	11,056
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA, FRN 2.905% 7/25/33	822	797
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA, FRN 3.011% 2/25/34	1,685	1,611
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, FRN 2.499% 2/25/34	48	49

	Principal Amount	Value
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, FRN 2.556% 3/25/34	$8,311	$8,280
Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1, 1 mo. USD LIBOR + .900%, FRN 1.121% 10/25/27	234,913	234,260
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA+ 1.400%, FRN 1.643% 4/25/44	18,793	18,181

		1,972,612

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1, FRN 2.885% 6/25/32	5,062	4,784

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $55,327,912)		54,812,363

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 6.7%
Agency Collateral CMO — 6.5%
Federal Home Loan Mortgage Corp.
Series 4291, Class K 3.000% 5/15/38	872,755	887,027
Series 4447, Class PA 3.000% 12/15/44	227,097	233,732
Series 3990, Class VA 3.500% 1/15/25	569,857	601,316
Series 4213, Class VE 3.500% 6/15/26	496,241	520,714
Series 4290, Class CA 3.500% 12/15/38	1,244,856	1,292,267
Series 4443, Class BA 3.500% 4/15/41	296,915	307,402
Series 4328, Class DA 4.000% 1/15/36	1,002,025	1,053,655
Series 4325, Class MA 4.000% 9/15/39	1,185,939	1,245,186
Series 4336, Class MA 4.000% 1/15/40	1,892,491	1,989,342
Series 4323, Class CA 4.000% 3/15/40	546,829	577,751
Series 2178, Class PB 7.000% 8/15/29	16,223	18,357
Federal National Mortgage Association
Series 2015-58, Class JP 2.500% 3/25/37	415,487	417,937
Series 2015-20, Class EV 3.500% 7/25/26	566,725	597,628

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2014-14, Class A 3.500% 2/25/37	$658,312	$681,191
Series 2014-48, Class AB 4.000% 10/25/40	574,194	603,762
Federal National Mortgage Association REMIC, Series 2015-62, Class VA 4.000% 10/25/26	164,894	177,062
Government National Mortgage Association, Series 2014-131, Class BW FRN 3.856% 5/20/41	340,233	348,820
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	16,547	18,445

		11,571,594

Pass-Through Securities — 0.2%
Federal Home Loan Mortgage Corp.
Pool #E85389 6.000% 9/01/16	618	627
Pool #G11431 6.000% 2/01/18	631	648
Pool #E85409 6.500% 9/01/16	955	966
Pool #E85032 6.500% 9/01/16	103	105
Pool #E85301 6.500% 9/01/16	2,350	2,387
Pool #C01079 7.500% 10/01/30	513	609
Pool #C01135 7.500% 2/01/31	1,612	1,903
Pool #554904 9.000% 3/01/17	5	5
Federal National Mortgage Association
Pool #775539, 12 mo. USD LIBOR + 1.623%, FRN 2.332% 5/01/34	19,767	20,778
Pool #725692, 1 year CMT + 2.146%, FRN 2.398% 10/01/33	46,665	49,251
Pool #888586, 1 year CMT + 2.213%, FRN 2.481% 10/01/34	44,691	47,285
Pool #587994 6.000% 6/01/16	210	212
Pool #253880 6.500% 7/01/16	436	440
Pool #575667 7.000% 3/01/31	2,617	3,065
Pool #497120 7.500% 8/01/29	62	73
Pool #529453 7.500% 1/01/30	572	677
Pool #531196 7.500% 2/01/30	78	92
Pool #532418 7.500% 2/01/30	879	1,040
Pool #530299 7.500% 3/01/30	84	97
Pool #536386 7.500% 4/01/30	96	113
Pool #535996 7.500% 6/01/31	2,165	2,557
Pool #523499 8.000% 11/01/29	63	75
Pool #252926 8.000% 12/01/29	51	61
Pool #532819 8.000% 3/01/30	49	59
Pool #534703 8.000% 5/01/30	588	703
Pool #253437 8.000% 9/01/30	50	59
Pool #253481 8.000% 10/01/30	22	27
Pool #596656 8.000% 8/01/31	525	582
Pool #602008 8.000% 8/01/31	1,248	1,497
Pool #190317 8.000% 8/01/31	1,027	1,229
Pool #597220 8.000% 9/01/31	699	841

	Principal Amount	Value
Government National Mortgage Association
Pool #371146 7.000% 9/15/23	$488	$544
Pool #352022 7.000% 11/15/23	2,344	2,641
Pool #491089 7.000% 12/15/28	6,115	7,127
Pool #483598 7.000% 1/15/29	747	871
Pool #478658 7.000% 5/15/29	480	564
Pool #500928 7.000% 5/15/29	928	1,089
Pool #499410 7.000% 7/15/29	277	327
Pool #510083 7.000% 7/15/29	424	497
Pool #493723 7.000% 8/15/29	2,387	2,809
Pool #581417 7.000% 7/15/32	5,600	6,580
Pool #591581 7.000% 8/15/32	2,079	2,450
Pool #203940 7.500% 4/15/17	327	337
Pool #193870 7.500% 5/15/17	436	451
Pool #226163 7.500% 7/15/17	757	786
Government National Mortgage Association II
Pool #008746, 1 year CMT + 1.500%, FRN 1.625% 11/20/25	1,303	1,332
Pool #080136, 1 year CMT + 1.500%, FRN 1.625% 11/20/27	244	250
Pool #82488, 1 year CMT + 1.500%, FRN 1.750% 3/20/40	134,775	139,589
Pool #82462, 1 year CMT + 1.500%, FRN 2.500% 1/20/40	107,993	111,741

		418,048

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $12,167,867)		11,989,642

U.S. TREASURY OBLIGATIONS — 21.6%
U.S. Treasury Bonds & Notes — 21.6%
U.S. Treasury Note 0.625% 8/31/17	2,200,000	2,186,014
U.S. Treasury Note 0.875% 11/15/17	1,620,000	1,614,455
U.S. Treasury Note 0.875% 7/15/18	11,500,000	11,396,231
U.S. Treasury Note 1.000% 12/15/17	17,440,000	17,415,476
U.S. Treasury Note 1.375% 4/30/20	1,000,000	987,080
U.S. Treasury Note (d) 1.500% 8/31/18	5,065,000	5,098,090

		38,697,346

TOTAL U.S. TREASURY OBLIGATIONS (Cost $38,768,686)		38,697,346

TOTAL BONDS & NOTES (Cost $178,500,907)		176,645,046

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
PURCHASED OPTIONS — 0.0%
Financial — 0.0%
Diversified Financial — 0.0%
5 year CDX.NA. IG 25 Swaption, Put, Expires 1/14/16, Strike 120.00 (OTC -JP Morgan Chase Bank); Underlying swap terminates 3/16/16	$10,850,000	$12,715
5 year CDX.NA. IG 25 Swaption, Put, Expires 1/15/16, Strike 120.00 (OTC -JP Morgan Chase Bank); Underlying swap terminates 3/16/16	21,650,000	25,374
5 year CDX.NA. IG 25 Swaption, Put, Expires 1/14/16, Strike 120.00 (OTC -JP Morgan Chase Bank); Underlying swap terminates 3/16/16	3,950,000	4,630

		42,719

TOTAL PURCHASED OPTIONS (Cost $75,360)		42,719

TOTAL LONG-TERM INVESTMENTS (Cost $178,781,267)		176,763,820

SHORT-TERM INVESTMENTS — 0.9%
Commercial Paper — 0.5%
Commonwealth Edison Co. (a) 0.800% 1/05/16	1,000,000	999,946

Time Deposits — 0.4%
Euro Time Deposit 0.010% 1/04/16	724,756	724,756

TOTAL SHORT-TERM INVESTMENTS (Cost $1,724,667)		1,724,702

TOTAL INVESTMENTS — 99.5% (Cost $180,505,934) (e)		178,488,522

Other Assets/(Liabilities) — 0.5%		822,852

NET ASSETS — 100.0%		$179,311,374

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
PAC	Planned Amortization Class
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities amounted to a value of $52,074,399 or 29.04% of net assets.
(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2015, these securities amounted to a value of $1,302 or 0.00% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At December 31, 2015, these securities amounted to a value of $83,266 or 0.05% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(d)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

Country Weightings, as a percentage of net assets, is as follows:

United States	85.1%
Cayman Islands	5.9%
Ireland	0.9%
Luxembourg	0.9%
Canada	0.8%
Austria	0.7%
Spain	0.6%
Italy	0.5%
Japan	0.5%
Sweden	0.5%
United Kingdom	0.5%
Switzerland	0.4%
France	0.4%
Australia	0.3%
Bermuda	0.2%
Brazil	0.1%
United States Virgin Islands	0.1%
Netherlands	0.1%
Barbados	0.1%
Mexico	0.0%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 98.0%

COMMON STOCK — 98.0%
Basic Materials — 3.9%
Chemicals — 0.5%
A. Schulman, Inc.	17,392	$532,891

Forest Products & Paper — 1.3%
P.H. Glatfelter Co.	69,180	1,275,679

Mining — 2.1%
Kaiser Aluminum Corp.	20,490	1,714,193
Osisko Gold Royalties Ltd.	42,144	416,354

		2,130,547

		3,939,117

Communications — 1.3%
Internet — 0.8%
Zynga, Inc. (a)	294,190	788,429

Telecommunications — 0.5%
RigNet, Inc. (a)	26,600	550,354

		1,338,783

Consumer, Cyclical — 10.6%
Airlines — 0.7%
Spirit Airlines, Inc. (a)	18,070	720,089

Automotive & Parts — 2.2%
Dana Holding Corp.	102,814	1,418,833
Visteon Corp. (a)	6,600	755,700

		2,174,533

Entertainment — 0.7%
International Speedway Corp. Class A	22,580	761,398

Retail — 6.5%
Brinker International, Inc.	11,150	534,643
Burlington Stores, Inc. (a)	37,590	1,612,611
Party City Holdco, Inc. (a) (b)	42,650	550,611
Popeyes Louisiana Kitchen, Inc. (a)	28,200	1,649,700
Sally Beauty Holdings, Inc. (a)	29,070	810,762
Texas Roadhouse, Inc.	38,700	1,384,299

		6,542,626

Storage & Warehousing — 0.5%
Wesco Aircraft Holdings, Inc. (a)	42,340	506,810

		10,705,456

Consumer, Non-cyclical — 28.6%
Agriculture — 1.2%
Universal Corp. (b)	21,890	1,227,591

Biotechnology — 0.8%
Ultragenyx Pharmaceutical, Inc. (a)	7,340	823,401

Commercial Services — 12.0%
ABM Industries, Inc.	40,120	1,142,216
Booz Allen Hamilton Holding Corp.	41,730	1,287,371

	Number of Shares	Value
DeVry Education Group, Inc. (b)	22,930	$580,358
James River Group Holdings Ltd.	29,750	997,815
KAR Auction Services, Inc.	55,970	2,072,569
Korn/Ferry International	59,101	1,960,971
On Assignment, Inc. (a)	36,020	1,619,099
Paylocity Holding Corp. (a)	35,340	1,433,037
Team Health Holdings, Inc. (a)	21,650	950,219

		12,043,655

Foods — 2.3%
Pinnacle Foods, Inc.	53,490	2,271,186

Health Care – Products — 1.5%
NxStage Medical, Inc. (a)	39,380	862,816
Spectranetics Corp. (a)	45,720	688,543

		1,551,359

Health Care – Services — 4.9%
Acadia Healthcare Co., Inc. (a)	19,870	1,241,080
Addus HomeCare Corp. (a)	10,230	238,154
HealthSouth Corp.	33,981	1,182,879
WellCare Health Plans, Inc. (a)	28,933	2,262,850

		4,924,963

Household Products — 2.6%
Acco Brands Corp. (a)	141,030	1,005,544
Prestige Brands Holdings, Inc. (a)	31,371	1,614,979

		2,620,523

Pharmaceuticals — 3.3%
Acadia Pharmaceuticals, Inc. (a)	21,060	750,789
Aratana Therapeutics, Inc. (a)	31,760	177,221
Axovant Sciences Ltd. (a) (b)	12,590	226,998
Diplomat Pharmacy, Inc. (a) (b)	29,830	1,020,782
Santhera Pharmaceutical Holding AG (a)	3,398	302,345
VWR Corp. (a)	30,330	858,642

		3,336,777

		28,799,455

Energy — 4.0%
Energy – Alternate Sources — 0.9%
Renewable Energy Group, Inc. (a)	96,899	900,192

Oil & Gas — 2.6%
Range Resources Corp. (b)	22,959	565,021
Suburban Propane Partners LP	32,045	779,014
Western Refining, Inc.	22,652	806,864
WPX Energy, Inc. (a)	77,820	446,687

		2,597,586

Pipelines — 0.5%
Cone Midstream Partners LP	51,875	510,969

		4,008,747

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 21.2%
Banks — 8.0%
BancorpSouth, Inc.	77,610	$1,861,864
FirstMerit Corp.	93,545	1,744,614
MB Financial, Inc.	56,280	1,821,784
Talmer Bancorp, Inc.	64,830	1,174,071
Webster Financial Corp.	38,210	1,421,030

		8,023,363

Diversified Financial — 1.2%
Evercore Partners, Inc. Class A	13,910	752,113
Stifel Financial Corp. (a)	11,780	499,001

		1,251,114

Insurance — 1.9%
Endurance Specialty Holdings Ltd.	16,370	1,047,516
Old Republic International Corp.	45,190	841,890

		1,889,406

Real Estate Investment Trusts (REITS) — 7.2%
Apollo Commercial Real Estate Finance, Inc.	74,917	1,290,820
Chatham Lodging Trust	69,950	1,432,576
CYS Investments, Inc.	187,140	1,334,308
DuPont Fabros Technology, Inc.	31,970	1,016,326
National Storage Affiliates Trust	68,490	1,173,234
STAG Industrial, Inc.	54,410	1,003,865

		7,251,129

Savings & Loans — 2.9%
BankUnited, Inc.	56,019	2,020,045
Oritani Financial Corp.	52,330	863,445

		2,883,490

		21,298,502

Industrial — 8.6%
Aerospace & Defense — 0.8%
AAR Corp.	28,190	741,115
Curtiss-Wright Corp.	1,010	69,185

		810,300

Building Materials — 2.4%
Boise Cascade Co. (a)	38,980	995,159
Masonite International Corp. (a)	16,320	999,274
Summit Materials, Inc. Class A (a)	23,213	465,189

		2,459,622

Electrical Components & Equipment — 1.2%
Energizer Holdings, Inc.	12,840	437,330
Generac Holdings, Inc. (a) (b)	24,820	738,892

		1,176,222

Engineering & Construction — 1.0%
AECOM (a)	33,657	1,010,720

Environmental Controls — 0.5%
Progressive Waste Solutions Ltd.	24,260	571,323

	Number of Shares	Value
Machinery – Diversified — 0.5%
SPX FLOW, Inc. (a)	17,210	$480,331

Manufacturing — 0.9%
Matthews International Corp. Class A	16,820	899,029

Transportation — 1.3%
Saia, Inc. (a)	24,636	548,151
Swift Transportation Co. (a) (b)	54,335	750,910

		1,299,061

		8,706,608

Technology — 16.4%
Computers — 5.4%
CACI International, Inc. Class A (a)	15,950	1,479,841
FleetMatics Group PLC (a)	19,700	1,000,563
Fortinet, Inc. (a)	29,495	919,359
j2 Global, Inc.	25,141	2,069,607

		5,469,370

Office Equipment/Supplies — 0.8%
Pitney Bowes, Inc.	37,360	771,484

Semiconductors — 3.5%
Cavium, Inc. (a)	16,110	1,058,588
Cypress Semiconductor Corp.	74,783	733,621
MKS Instruments, Inc.	47,680	1,716,480

		3,508,689

Software — 6.7%
Black Knight Financial Services, Inc. Class A (a) (b)	27,920	923,035
Guidewire Software, Inc. (a)	25,820	1,553,332
Imperva, Inc. (a)	20,720	1,311,783
Proofpoint, Inc. (a)	17,820	1,158,478
SYNNEX Corp.	20,190	1,815,687

		6,762,315

		16,511,858

Utilities — 3.4%
Electric — 2.8%
Allete, Inc.	29,270	1,487,794
Portland General Electric Co.	36,750	1,336,598

		2,824,392

Water — 0.6%
California Water Service Group	25,630	596,410

		3,420,802

TOTAL COMMON STOCK (Cost $85,631,033)		98,729,328

TOTAL EQUITIES (Cost $85,631,033)		98,729,328

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 6.6%
Diversified Financial — 6.6%
State Street Navigator Securities Lending Prime Portfolio (c)	6,639,473	$6,639,473

TOTAL MUTUAL FUNDS (Cost $6,639,473)		6,639,473

TOTAL LONG-TERM INVESTMENTS (Cost $92,270,506)		105,368,801

	Principal Amount
SHORT-TERM INVESTMENTS — 1.8%
Repurchase Agreement — 1.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (d)	$1,772,303	1,772,303

TOTAL SHORT-TERM INVESTMENTS (Cost $1,772,303)		1,772,303

TOTAL INVESTMENTS — 106.4% (Cost $94,042,809) (e)		107,141,104

Other Assets/(Liabilities) — (6.4)%		(6,429,457)

NET ASSETS — 100.0%		$100,711,647

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2015, was $6,477,803 or 6.43% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $1,772,305. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $1,807,819.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 95.9%

COMMON STOCK — 95.9%
Basic Materials — 3.4%
Chemicals — 3.4%
CSW Industrials, Inc. (a)	15,400	$580,118

Communications — 9.2%
Internet — 3.5%
F5 Networks, Inc. (a)	3,640	352,934
Liberty Ventures Series A (a)	5,400	243,594

		596,528

Media — 4.8%
Starz Class A (a)	11,450	383,575
TEGNA, Inc.	17,000	433,840

		817,415

Telecommunications — 0.9%
Windstream Holdings, Inc.	23,800	153,272

		1,567,215

Consumer, Cyclical — 13.0%
Auto Manufacturers — 1.7%
Oshkosh Corp.	7,500	292,800

Automotive & Parts — 1.6%
Allison Transmission Holdings, Inc.	10,700	277,023

Distribution & Wholesale — 1.2%
WESCO International, Inc. (a)	4,750	207,480

Entertainment — 2.9%
The Madison Square Garden Co. Class A (a)	3,010	487,018

Leisure Time — 2.4%
Jarden Corp. (a)	7,150	408,408

Retail — 3.2%
Vista Outdoor, Inc. (a)	12,100	538,571

		2,211,300

Consumer, Non-cyclical — 29.8%
Biotechnology — 2.0%
Gilead Sciences, Inc.	3,400	344,046

Commercial Services — 3.5%
PayPal Holdings, Inc. (a)	12,600	456,120
Sotheby’s	5,200	133,952

		590,072

Cosmetics & Personal Care — 2.0%
Coty, Inc. Class A	13,000	333,190

Foods — 8.4%
ConAgra Foods, Inc.	8,500	358,360
The J.M. Smucker Co.	4,560	562,430
WhiteWave Foods Co. (a)	12,900	501,939

		1,422,729

	Number of Shares	Value
Health Care – Products — 2.3%
Halyard Health, Inc. (a)	6,100	$203,801
West Pharmaceutical Services, Inc.	3,100	186,682

		390,483

Pharmaceuticals — 11.6%
AbbVie, Inc.	6,300	373,212
Baxalta, Inc.	15,950	622,529
Zoetis, Inc.	20,200	967,984

		1,963,725

		5,044,245

Energy — 4.2%
Oil & Gas — 4.2%
Murphy USA, Inc. (a)	3,100	188,294
Phillips 66	6,450	527,610

		715,904

Financial — 7.4%
Diversified Financial — 2.4%
Legg Mason, Inc.	8,050	315,802
Santander Consumer USA Holdings, Inc. (a)	6,200	98,270

		414,072

Insurance — 0.8%
Fidelity & Guaranty Life	5,400	136,998

Real Estate Investment Trusts (REITS) — 1.9%
Communications Sales & Leasing, Inc. (a)	3,500	65,415
Mack-Cali Realty Corp.	10,600	247,510

		312,925

Savings & Loans — 2.3%
Beneficial Bancorp, Inc. (a)	22,400	298,368
Poage Bankshares, Inc.	5,400	92,340

		390,708

		1,254,703

Industrial — 22.6%
Aerospace & Defense — 1.6%
KLX, Inc. (a)	9,000	277,110

Electrical Components & Equipment — 3.1%
Energizer Holdings, Inc.	15,200	517,712

Electronics — 8.6%
Allegion PLC	8,500	560,319
Keysight Technologies, Inc. (a)	10,100	286,133
Kimball Electronics, Inc. (a)	30,483	335,008
Knowles Corp. (a)	20,600	274,598

		1,456,058

Machinery – Construction & Mining — 1.8%
Hyster-Yale Materials Handling, Inc.	5,800	304,210

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Diversified — 6.0%
AGCO Corp.	9,500	$431,205
SPX FLOW, Inc. (a)	20,800	580,528

		1,011,733

Manufacturing — 1.5%
Pentair PLC	5,200	257,556

		3,824,379

Technology — 6.3%
Computers — 3.3%
NCR Corp. (a)	17,200	420,712
Science Applications International Corp.	2,900	132,762

		553,474

Software — 3.0%
CDK Global, Inc.	10,750	510,303

		1,063,777

TOTAL COMMON STOCK (Cost $17,637,979)		16,261,641

TOTAL EQUITIES (Cost $17,637,979)		16,261,641

TOTAL LONG-TERM INVESTMENTS (Cost $17,637,979)		16,261,641

	Principal Amount
SHORT-TERM INVESTMENTS — 4.2%
Repurchase Agreement — 4.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (b)	$715,024	715,024

TOTAL SHORT-TERM INVESTMENTS (Cost $715,024)		715,024

TOTAL INVESTMENTS — 100.1% (Cost $18,353,003) (c)		16,976,665

Other Assets/(Liabilities) — (0.1)%		(17,509)

NET ASSETS — 100.0%		$16,959,156

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $715,025. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $730,152.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 95.6%

COMMON STOCK — 93.1%
Bermuda — 1.1%
Jardine Strategic Holdings Ltd.	38,362	$1,044,887

Brazil — 4.5%
BM&F BOVESPA SA	332,500	909,660
Diagnosticos da America SA	69,500	177,553
Embraer SA Sponsored ADR (Brazil) (a)	41,200	1,217,048
Estacio Participacoes SA	150,900	528,029
Kroton Educacional SA	377,819	901,982
Sul America SA	89,600	420,120

		4,154,392

Cayman Islands — 22.1%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (b)	42,600	3,462,102
Baidu, Inc. Sponsored ADR (Cayman Islands) (b)	15,470	2,924,449
China Lodging Group Ltd. Sponsored ADR (Cayman Islands)	4,725	147,703
Ctrip.com International Ltd. ADR (Cayman Islands) (a) (b)	51,630	2,392,018
Homeinns Hotel Group ADR (Cayman Islands) (b)	21,950	749,812
JD.com, Inc. ADR (Cayman Islands) (b)	82,474	2,661,024
Melco Crown Entertainment Ltd. ADR (Cayman Islands) (a)	64,690	1,086,792
New Oriental Education & Technology Group, Inc. Sponsored ADR (Cayman Islands)	46,320	1,453,058
SOHO China Ltd.	633,000	306,235
Tencent Holdings Ltd.	193,659	3,782,864
Tingyi Cayman Islands Holding Corp.	608,000	867,703
Want Want China Holdings Ltd.	925,000	684,205

		20,517,965

China — 4.9%
China Life Insurance Co. Ltd.	294,000	947,695
China Oilfield Services Ltd.	38,000	32,475
China Pacific Insurance Group Co. Ltd. Class H	237,800	973,920
The People’s Insurance Co. Group Ltd. Class H	433,000	210,327
PICC Property & Casualty Co. Ltd. Class H	294,000	579,499
Sinopharm Group Co. Ltd. Class H	365,600	1,458,220
Tsingtao Brewery Co. Ltd. Class H	70,000	315,168

		4,517,304

	Number of Shares	Value
Colombia — 1.8%
Almacenes Exito SA (c)	29,800	$126,728
Almacenes Exito SA	47,201	200,760
Grupo Aval Acciones y Valores (a)	112,510	733,565
Grupo de Inversiones Suramericana SA	57,808	647,705

		1,708,758

Egypt — 0.6%
Commercial International Bank	116,539	565,575

France — 2.2%
Kering	5,505	938,348
LVMH Moet Hennessy Louis Vuitton SE	7,236	1,131,180

		2,069,528

Hong Kong — 4.7%
AIA Group Ltd.	307,200	1,830,162
Hang Lung Properties Ltd.	129,000	417,449
Hang Lung Properties Ltd.	420,000	952,592
Hong Kong Exchanges and Clearing Ltd.	46,771	1,188,503

		4,388,706

India — 16.4%
Apollo Hospitals Enterprise Ltd.	39,497	870,813
Asian Paints Ltd.	13,887	184,646
Cipla Ltd.	45,213	444,286
Dr Reddy’s Laboratories Ltd.	23,709	1,108,491
Glenmark Pharmaceuticals Ltd.	20,954	289,747
Housing Development Finance Corp.	219,275	4,165,091
ICICI Bank Ltd. Sponsored ADR (India)	95,500	747,765
Infosys Technologies Ltd.	162,222	2,700,350
Kotak Mahindra Bank Ltd.	28,757	309,879
Lupin Ltd.	10,557	290,741
Sun Pharmaceutical Industries Ltd.	49,362	607,662
Tata Consultancy Services Ltd.	35,873	1,312,850
UltraTech Cement Ltd	12,685	530,251
Zee Entertainment Enterprises Ltd.	251,872	1,662,140

		15,224,712

Indonesia — 1.9%
Astra International Tbk PT	1,828,500	785,787
Indocement Tunggal Prakarsa Tbk PT	335,500	535,260
Semen Indonesia Persero Tbk PT	522,500	426,198
Sumber Alfaria Trijaya Tbk PT	3,700	156

		1,747,401

Italy — 1.4%
Prada SpA	405,900	1,259,537

Malaysia — 1.8%
Genting Bhd	718,800	1,224,744
Genting Malaysia	387,400	394,577

		1,619,321

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mexico — 6.9%
America Movil SAB de CV Sponsored ADR (Mexico) (a)	52,150	$733,229
Fomento Economico Mexicano SAB de CV	129,646	1,209,463
Grupo Aeroportuario del Sureste SAB de CV	27,878	394,946
Grupo Financiero Banorte SAB de CV Class O	328,080	1,804,635
Grupo Financiero Inbursa SAB de CV	475,907	861,821
Grupo Televisa SAB Sponsored ADR (Mexico)	33,750	918,337
Wal-Mart de Mexico SAB de CV	198,434	500,849

		6,423,280

Nigeria — 0.8%
Guaranty Trust Bank PLC	962,022	87,915
Nigerian Breweries PLC	603,090	412,971
Zenith Bank PLC	3,850,015	272,893

		773,779

Philippines — 3.0%
Jollibee Foods Corp.	148,080	688,320
SM Investments Corp.	59,150	1,083,407
SM Prime Holdings, Inc.	2,189,500	1,008,602

		2,780,329

Poland — 0.1%
Bank Pekao SA	2,602	94,879

Republic of Korea — 1.3%
NAVER Corp.	2,165	1,205,708

Russia — 6.9%
Alrosa AO (b)	689,717	527,959
Magnit PJSC	18,758	2,868,005
NovaTek OAO (d)	23,984	1,966,077
Sberbank of Russia PJSC Sponsored ADR (Russia)	181,260	1,057,248

		6,419,289

Singapore — 0.6%
Global Logistic Properties Ltd. (a)	364,000	548,067

Taiwan — 2.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	493,000	2,127,333

Thailand — 0.9%
Airports of Thailand PCL	32,500	312,491
CP ALL PCL	463,800	505,882

		818,373

Turkey — 1.1%
Anadolu Efes Biracilik Ve Malt Sanayii AS	73,326	474,899
BIM Birlesik Magazalar AS	31,026	546,245

		1,021,144

	Number of Shares	Value
United Arab Emirates — 1.4%
DP World Ltd.	65,485	$1,326,957

United Kingdom — 2.8%
Glencore PLC	241,411	321,215
Old Mutual PLC	459,916	1,230,221
SABMiller PLC	16,584	993,375

		2,544,811

United States — 1.6%
Las Vegas Sands Corp.	21,040	922,394
MercadoLibre, Inc. (a)	4,860	555,692

		1,478,086

TOTAL COMMON STOCK (Cost $95,205,904)		86,380,121

PREFERRED STOCK — 2.5%
Brazil — 2.1%
Cia Brasileira de Distribuicao Grupo Pao de Acucar Class A 2.390%	34,900	367,334
Lojas Americanas SA 0.640%	321,600	1,570,934

		1,938,268

Colombia — 0.3%
Banco Davivienda SA 3.280%	41,216	282,524

India — 0.1%
Zee Entertainment Enterprises Ltd. 6.000%	5,038,404	68,543

TOTAL PREFERRED STOCK (Cost $3,306,047)		2,289,335

TOTAL EQUITIES (Cost $98,511,951)		88,669,456

MUTUAL FUNDS — 7.4%
United States — 7.4%
State Street Navigator Securities Lending Prime Portfolio (e)	6,877,617	6,877,617

TOTAL MUTUAL FUNDS (Cost $6,877,617)		6,877,617

WARRANTS — 0.0%
Malaysia — 0.0%
Genting BHD, Expires 12/18/18, Strike Price 7.96 (b)	81,500	16,135

TOTAL WARRANTS (Cost $38,401)		16,135

TOTAL LONG-TERM INVESTMENTS (Cost $105,427,969)		95,563,208

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 6.0%
Repurchase Agreement — 6.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (f)	$5,586,554	$5,586,554

TOTAL SHORT-TERM INVESTMENTS (Cost $5,586,554)		5,586,554

TOTAL INVESTMENTS — 109.0% (Cost $111,014,523) (g)		101,149,762

Other Assets/(Liabilities) — (9.0)%		(8,385,228)

NET ASSETS — 100.0%		$92,764,534

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2015, was $6,694,525 or 7.22% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities amounted to a value of $126,728 or 0.14% of net assets.
(d)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2015, these securities amounted to a value of $1,966,077 or 2.12% of net assets.
(e)	Represents investment of security lending collateral. (Note 2).
(f)	Maturity value of $5,586,561. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $5,699,107.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2015

	MML Asset Momentum Fund	MML Dynamic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$13,283,198	$396,112,404
Repurchase agreements, at value (b)	5,764,423	2,704,350
Other short-term investments, at value (Note 2) (c)	-	29,022

Total investments (d)	19,047,621	398,845,776

Foreign currency, at value (e)	-	-
Receivables from:
Investments sold	206,006	12,478,192
Collateral pledged for reverse repurchase agreements (Note 2)	-	-
Investment adviser (Note 3)	10,126	-
Fund shares sold	43,000	-
Variation margin on open derivative instruments (Note 2)	120	-
Interest and dividends	7,017	2,442,551
Interest tax reclaim receivable	-	260
Foreign taxes withheld	590	-
Open swap agreements, at value (Note 2)	-	-

Total assets	19,314,480	413,766,779

Liabilities:
Payables for:
Investments purchased	216,441	12,725,106
Reverse repurchase agreements (Note 2)	-	-
Interest for reverse repurchase agreements (Note 2)	-	-
Fund shares repurchased	2	8
Securities on loan (Note 2)	-	-
Open swap agreements, at value (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	385	7,772
Variation margin on open derivative instruments (Note 2)	60,480	-
Collateral held for open derivative contracts (Note 2)	-	-
Affiliates (Note 3):
Investment advisory fees	9,700	144,779
Administration fees	2,425	51,180
Service fees	70	93
Due to custodian	-	29,022
Accrued expense and other liabilities	20,390	42,105

Total liabilities	309,893	13,000,065

Net assets	$19,004,587	$400,766,714

Net assets consist of:
Paid-in capital	$20,140,056	$412,379,304
Undistributed (accumulated) net investment income (loss)	-	1,202,691
Distributions in excess of net investment income	(292)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,342,178)	(2,480,016)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	207,001	(10,335,265)

Net assets	$19,004,587	$400,766,714

(a) Cost of investments:	$13,079,949	$406,447,669
(b) Cost of repurchase agreements:	$5,764,423	$2,704,350
(c) Cost of other short-term investments:	$-	$29,022
(d) Securities on loan with market value of:	$-	$-
(e) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund

$18,964,703	$131,592,732	$640,382,095	$176,763,820	$105,368,801	$16,261,641	$95,563,208
567,862	-	751,354	-	1,772,303	715,024	5,586,554
-	6,252,362	126,380,145	1,724,702	-	-	-

19,532,565	137,845,094	767,513,594	178,488,522	107,141,104	16,976,665	101,149,762

-	-	-	-	-	-	326,618

76,496	21,365	-	-	114,527	-	108,552
-	-	5,747,099	-	-	-	-
5,600	11,968	-	-	-	6,041	17,787
-	1,909	4,977,565	7,497	83,396	-	133,364
-	-	-	31,980	-	-	-
8,787	2,582,280	1,955,025	1,029,674	139,530	10,777	26,833
-	-	-	-	-	-	-
-	-	-	-	-	-	12,127
-	-	46,262	-	-	-	-

19,623,448	140,462,616	780,239,545	179,557,673	107,478,557	16,993,483	101,775,043

-	-	-	-	-	-	1,662,657
-	-	351,048,927	-	-	-	-
-	-	376,152	-	-	-	-
1	4,393	49,438	68,898	5,388	3	24,674
-	-	-	-	6,639,473	-	6,877,617
-	-	71,975	12,887	-	-	-
385	14,881	72,285	25,473	29,675	383	8,200
-	-	17,910	-	-	-	-
-	-	280,000	-	-	-	-

7,522	71,810	197,560	55,650	56,203	8,697	83,060
2,507	17,952	-	23,051	-	2,174	11,866
65	16,801	30,664	15,647	6,957	66	5,314
-	-	-	8,844	456	-	-
24,163	40,647	55,902	35,849	28,758	23,004	337,121

34,643	166,484	352,200,813	246,299	6,766,910	34,327	9,010,509

$19,588,805	$140,296,132	$428,038,732	$179,311,374	$100,711,647	$16,959,156	$92,764,534

$20,162,050	$156,232,581	$444,547,806	$184,341,188	$86,156,040	$20,091,030	$113,690,785
-	-	335,687	203,481	1,146,604	(288)	-
(295)	(14,037)	-	-	-	-	(414,032)
(230,384)	(4,620,325)	(9,692,314)	(3,039,630)	310,704	(1,755,248)	(10,406,728)
(342,566)	(11,302,087)	(7,152,447)	(2,193,665)	13,098,299	(1,376,338)	(10,105,491)

$19,588,805	$140,296,132	$428,038,732	$179,311,374	$100,711,647	$16,959,156	$92,764,534

$19,307,269	$142,895,145	$647,549,912	$178,781,267	$92,270,506	$17,637,979	$105,427,969
$567,862	$-	$751,354	$-	$1,772,303	$715,024	$5,586,554
$-	$6,252,036	$126,328,004	$1,724,667	$-	$-	$-
$-	$-	$-	$-	$6,477,803	$-	$6,694,525
$-	$-	$-	$-	$-	$-	$327,098

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2015

	MML Asset Momentum Fund	MML Dynamic Bond Fund
Initial Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$18,772,762	$400,384,635

Shares outstanding (a)	1,991,674	41,219,332

Net asset value, offering price and redemption price per share	$9.43	$9.71

Service Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class I shares:
Net assets	$231,825	$382,079

Shares outstanding (a)	24,616	39,350

Net asset value, offering price and redemption price per share	$9.42	$9.71

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund
$-	$-	$380,221,050	$-	$89,556,538	$-	$-

-	-	38,345,958	-	10,835,421	-	-

$-	$-	$9.92	$-	$8.27	$-	$-

$19,461,608	$113,880,048	$-	$155,209,882	$-	$16,776,046	$84,355,509

2,004,798	12,419,954	-	16,005,927	-	1,990,591	10,352,499

$9.71	$9.17	$-	$9.70	$-	$8.43	$8.15

$-	$-	$47,817,682	$-	$11,155,109	$-	$-

-	-	4,844,443	-	1,369,179	-	-

$-	$-	$9.87	$-	$8.15	$-	$-

$127,197	$26,416,084	$-	$24,101,492	$-	$183,110	$8,409,025

13,105	2,888,651	-	2,487,740	-	21,748	1,028,772

$9.71	$9.14	$-	$9.69	$-	$8.42	$8.17

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2015

	MML Asset Momentum Fund+	MML Dynamic Bond Fund+
Investment income (Note 2):
Dividends (a)	$91,178	$248,418
Interest (b)	8,155	8,332,696
Securities lending net income	-	-

Total investment income	99,333	8,581,114

Expenses (Note 3):
Investment advisory fees	73,509	1,016,538
Custody fees	7,811	27,545
Interest expense	-	-
Audit fees	30,000	45,000
Legal fees	17,085	16,047
Proxy fees	-	-
Shareholder reporting fees	5,408	45,595
Trustees’ fees	878	17,765

	134,691	1,168,490
Administration fees:
Class II	18,280	381,089
Service Class I	97	113
Service fees:
Service Class	-	-
Service Class I	162	188

Total expenses	153,230	1,549,880
Expenses waived (Note 3):
Class II fees reimbursed by adviser	(54,763)	(24,876)
Service Class I fees reimbursed by adviser	(293)	(7)
Class II advisory fees waived	-	-
Service Class I advisory fees waived	-	-

Net expenses	98,174	1,524,997

Net investment income (loss)	1,159	7,056,117

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(1,189,905)	(1,959,485)
Futures contracts	(152,273)	-
Swap agreements	-	-
Foreign currency transactions	(334)	-

Net realized gain (loss)	(1,342,512)	(1,959,485)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	203,249	(10,335,265)
Futures contracts	3,756	-
Swap agreements	-	-
Translation of assets and liabilities in foreign currencies	(4)	-

Net change in unrealized appreciation (depreciation)	207,001	(10,335,265)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(1,135,511)	(12,294,750)

Net increase (decrease) in net assets resulting from operations	$(1,134,352)	$(5,238,633)

(a) Net of foreign withholding tax of:	$2,215	$-
(b) Net of foreign withholding tax of:	$-	$183
+	Fund commenced operations on May 15, 2015.
*	Net decrease in accrued foreign capital gains tax of $(239,283).

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund+	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Special Situations Fund+	MML Strategic Emerging Markets Fund

$213,236	$-	$-	$30,282	$1,594,678	$85,154	$1,695,182
52	10,550,459	6,423,898	4,207,802	177	70	608
-	-	-	-	170,487	-	32,592

213,288	10,550,459	6,423,898	4,238,084	1,765,342	85,224	1,728,382

56,092	870,128	2,466,294	681,083	711,231	70,392	1,044,040
2,187	58,002	90,316	35,878	16,775	2,768	257,607
-	-	1,141,290	2	-	-	-
35,752	35,370	36,862	35,906	34,638	34,222	80,934
820	1,021	3,521	1,365	818	1,223	756
-	1,033	1,033	1,033	1,033	-	1,033
5,301	11,878	28,551	13,399	9,618	5,586	13,095
886	8,041	25,221	10,256	6,182	878	5,578

101,038	985,473	3,793,088	778,922	780,295	115,069	1,403,043

18,603	178,263	-	214,866	-	17,503	166,537
95	39,269	-	32,458	-	95	16,512

-	-	126,602	-	27,211	-	-
159	65,448	-	60,670	-	158	22,380

119,895	1,268,453	3,919,690	1,086,916	807,506	132,825	1,608,472

(38,516)	(17,515)	-	(4,328)	-	(38,599)	(176,536)
(198)	(3,790)	-	(669)	-	(211)	(17,502)
-	(118,840)	-	-	-	-	-
-	(26,181)	-	-	-	-	-

81,181	1,102,127	3,919,690	1,081,919	807,506	94,015	1,414,434

132,107	9,448,332	2,504,208	3,156,165	957,836	(8,791)	313,948

(230,384)	(4,291,500)	1,712,675	424,071	4,235,471	(1,755,248)	(9,010,204)
-	-	(973,829)	704,402	-	-	-
-	-	(384,777)	(456,311)	-	-	-
-	-	(8,628)	(5,405)	(8,294)	-	(98,542)

(230,384)	(4,291,500)	345,441	666,757	4,227,177	(1,755,248)	(9,108,746)

(342,566)	(6,827,441)	(9,800,365)	(2,344,495)	(11,239,641)	(1,376,338)	(6,329,935)*
-	-	361,886	(79,832)	-	-	-
-	-	205,722	246,476	-	-	-
-	-	3,095	1,938	4	-	235,941

(342,566)	(6,827,441)	(9,229,662)	(2,175,913)	(11,239,637)	(1,376,338)	(6,093,994)

(572,950)	(11,118,941)	(8,884,221)	(1,509,156)	(7,012,460)	(3,131,586)	(15,202,740)

$(440,843)	$(1,670,609)	$(6,380,013)	$1,647,009	$(6,054,624)	$(3,140,377)	$(14,888,792)

$915	$-	$-	$-	$917	$-	$141,130
$-	$-	$-	$-	$-	$-	$-

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

MML Asset Momentum Fund
Period Ended December 31, 2015+
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,159
Net realized gain (loss) on investment transactions	(1,342,512)
Net change in unrealized appreciation (depreciation) on investments	207,001

Net increase (decrease) in net assets resulting from operations	(1,134,352)

Distributions to shareholders (Note 2):
From net investment income:
Class II	(1,117)
Service Class I	-

Total distributions from net investment income	(1,117)

Tax return of capital:
Class II	(14,648)
Service Class I	-

Total tax return of capital	(14,648)

Net fund share transactions (Note 5):
Class II	19,915,765
Service Class I	238,939

Increase (decrease) in net assets from fund share transactions	20,154,704

Total increase (decrease) in net assets	19,004,587
Net assets
Beginning of year	-

End of year	$19,004,587

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-

Distributions in excess of net investment income included in net assets at end of year	$(292)

+	Fund commenced operations on May 15, 2015.

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund	MML Equity Rotation Fund
Period Ended December 31, 2015+	Period Ended December 31, 2015+

$7,056,117	$132,107
(1,959,485)	(230,384)
(10,335,265)	(342,566)

(5,238,633)	(440,843)

(6,371,746)	(131,849)
(2,208)	(553)

(6,373,954)	(132,402)

-	(11,546)
-	(48)

-	(11,594)

411,992,570	20,043,395
386,731	130,249

412,379,301	20,173,644

400,766,714	19,588,805

-	-

$400,766,714	$19,588,805

$1,202,691	$-

$-	$(295)

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML High Yield Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,448,332	$10,260,481
Net realized gain (loss) on investment transactions	(4,291,500)	628,613
Net change in unrealized appreciation (depreciation) on investments	(6,827,441)	(8,859,880)

Net increase (decrease) in net assets resulting from operations	(1,670,609)	2,029,214

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	(7,859,288)	(8,714,003)
Service Class	-	-
Service Class I	(1,692,539)	(1,714,887)

Total distributions from net investment income	(9,551,827)	(10,428,890)

From net realized gains:
Initial Class	-	-
Class II	(666,362)	(5,338,556)
Service Class	-	-
Service Class I	(143,984)	(993,785)

Total distributions from net realized gains	(810,346)	(6,332,341)

Tax return of capital:
Class II	(21,491)	-
Service Class I	(4,628)	-

Total tax return of capital	(26,119)	-

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	7,410,299	(854,480)
Service Class	-	-
Service Class I	3,413,102	5,726,142

Increase (decrease) in net assets from fund share transactions	10,823,401	4,871,662

Total increase (decrease) in net assets	(1,235,500)	(9,860,355)
Net assets
Beginning of year	141,531,632	151,391,987

End of year	$140,296,132	$141,531,632

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$-

Distributions in excess of net investment income included in net assets at end of year	$(14,037)	$(11,845)

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund		MML Short-Duration Bond Fund
Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

$2,504,208	$7,290,390	$3,156,165	$2,992,768
345,441	2,144,851	666,757	1,248,480
(9,229,662)	1,521,314	(2,175,913)	(1,311,728)

(6,380,013)	10,956,555	1,647,009	2,929,520

(4,521,221)	(9,093,862)	-	-
-	-	(3,766,756)	(4,343,604)
(512,261)	(1,368,171)	-	-
-	-	(508,301)	(499,898)

(5,033,482)	(10,462,033)	(4,275,057)	(4,843,502)

-	(7,105,127)	-	-
-	-	-	(24,648)
-	(1,153,841)	-	-
-	-	-	(2,860)

-	(8,258,968)	-	(27,508)

-	-	-	-
-	-	-	-

-	-	-	-

(22,569,481)	93,431,108	-	-
-	-	(8,961,900)	(27,145,769)
(2,846,921)	(1,080,029)	-	-
-	-	175,349	2,836,801

(25,416,402)	92,351,079	(8,786,551)	(24,308,968)

(36,829,897)	84,586,633	(11,414,599)	(26,250,458)

464,868,629	380,281,996	190,725,973	216,976,431

$428,038,732	$464,868,629	$179,311,374	$190,725,973

$335,687	$-	$203,481	$57,932

$-	$(187,457)	$-	$-

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Equity Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$957,836	$1,299,752
Net realized gain (loss) on investment transactions	4,227,177	18,722,682
Net change in unrealized appreciation (depreciation) on investments	(11,239,637)	(7,281,974)

Net increase (decrease) in net assets resulting from operations	(6,054,624)	12,740,460

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(831,938)	(985,388)
Class II	-	-
Service Class	(74,514)	(72,332)
Service Class I	-	-

Total distributions from net investment income	(906,452)	(1,057,720)

From net realized gains:
Initial Class	(15,107,079)	(13,001,220)
Service Class	(1,752,680)	(1,160,019)

Total distributions from net realized gains	(16,859,759)	(14,161,239)

Tax return of capital:
Class II	-	-

Total tax return of capital	-	-

Net fund share transactions (Note 5):
Initial Class	6,125,603	2,864,770
Class II	-	-
Service Class	3,745,895	2,453,908
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	9,871,498	5,318,678

Total increase (decrease) in net assets	(13,949,337)	2,840,179
Net assets
Beginning of year	114,660,984	111,820,805

End of year	$100,711,647	$114,660,984

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,146,604	$1,107,846

Distributions in excess of net investment income included in net assets at end of year	$-	$-

+	Fund commenced operations on May 15, 2015.

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund	MML Strategic Emerging Markets Fund
Period Ended December 31, 2015+	Year Ended December 31, 2015	Year Ended December 31, 2014

$(8,791)	$313,948	$400,512
(1,755,248)	(9,108,746)	1,088,084
(1,376,338)	(6,093,994)	(5,836,850)

(3,140,377)	(14,888,792)	(4,348,254)

-	-	-
-	(1,066,654)	(286,757)
-	-	-
-	(78,067)	(4,290)

-	(1,144,721)	(291,047)

-	-	-
-	-	-

-	-	-

(4,967)	-	-

(4,967)	-	-

-	-	-
19,904,967	13,116,397	(1,726,527)
-	-	-
199,533	728,273	545,947

20,104,500	13,844,670	(1,180,580)

16,959,156	(2,188,843)	(5,819,881)

-	94,953,377	100,773,258

$16,959,156	$92,764,534	$94,953,377

$(288)	$-	$475,214

$-	$(414,032)	$-

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Cash Flows

For the Year Ended December 31, 2015

MML Inflation- Protected and Income Fund
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(6,380,013)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(329,014,192)
Investments sold	333,727,548
(Increase) Decrease to the principal amount of inflation-indexed bonds	(529,538)
(Purchase) Sale of short-term investments, net	72,001,281
Amortization (accretion) of discount and premium, net	2,731,881
(Increase) Decrease in receivable from interest and dividends	84,945
(Increase) Decrease in receivable for open swap agreements	(46,262)
Increase (Decrease) in payable for Trustees' fees and expenses	8,046
Increase (Decrease) in payable for investment advisory fees	(29,977)
Increase (Decrease) in payable for service fees	(2,100)
Increase (Decrease) in payable for open swap agreements	71,975
Increase (Decrease) in payable for collateral held for open derivative contracts	280,000
Increase (Decrease) in variation margin on open derivative instruments	(33,549)
Increase (Decrease) in payable for accrued expenses and other liabilities	(9,674)
Net change in unrealized (appreciation) depreciation on investments	9,800,365
Net realized (gain) loss from investments	(1,712,675)

Net cash from (used in) operating activities	80,948,061

Cash flows from (used in) financing activities:
Increase (Decrease) in due to custodian	(24)
Proceeds from shares sold	38,292,789
Payment on shares redeemed	(68,834,238)
Proceeds from reverse repurchase agreements	(102,857,136)
Repayment of reverse repurchase agreements	54,658,945
Increase (Decrease) in collateral pledged for reverse repurchase agreements	(2,439,069)
Increase (Decrease) in payable for interest for reverse repurchase agreements	230,672

Net cash from (used in) financing activities	(80,948,061)

Net increase (decrease) in cash	-
Cash at beginning of year	-

Cash at end of year	$-

Non cash financing activities not included herein consist of:
Reinvestment of all distributions	$5,033,482
Cash paid out for interest on reverse repurchase agreements	$910,618

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Asset Momentum Fund

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/15[g]	$10.00	$0.00	[d]	$(0.56)	$(0.56)	$(0.00)[d]	$(0.01)	$(0.01)	$9.43	(5.62%	)[b]	$18,773	1.25%	[a]	0.80%	[a]	0.01%	[a]
Service Class I
12/31/15[g]	$10.00	$(0.02)		$(0.56)	$(0.58)	$-	$-	$-	$9.42	(5.80%	)[b]	$232	1.50%	[a]	1.05%	[a]	(0.25%	)[a]

Period ended December 31, 2015[b]
Portfolio turnover rate	141%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Dynamic Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/15[g]	$10.00	$0.17	$(0.30)	$(0.13)	$(0.16)	$(0.16)	$9.71	(1.34%	)[b]	$400,385	0.61%	[a]	0.60%	[a]	2.78%	[a]
Service Class I
12/31/15[g]	$10.00	$0.15	$(0.29)	$(0.14)	$(0.15)	$(0.15)	$9.71	(1.45%	)[b]	$382	0.86%	[a]	0.85%	[a]	2.39%	[a]

Period ended December 31, 2015[b]
Portfolio turnover rate	106%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Rotation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/15[g]	$10.00	$0.07	$(0.29)	$(0.22)	$(0.06)	$(0.01)	$(0.07)	$9.71	(2.18%	)[b]	$19,462	0.96%	[a]	0.65%	[a]	1.06%	[a]
Service Class I
12/31/15[g]	$10.00	$0.05	$(0.28)	$(0.23)	$(0.06)	$(0.00)[d]	$(0.06)	$9.71	(2.32%	)[b]	$127	1.21%	[a]	0.90%	[a]	0.80%	[a]

Period ended December 31, 2015[b]
Portfolio turnover rate	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML High Yield Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/15	$9.98	$0.65	$(0.74)	$(0.09)	$(0.66)	$(0.06)	$(0.00)[d]	$(0.72)	$9.17	(1.13%	)	$113,880	0.83%	0.71%	6.56%
12/31/14	11.03	0.72	(0.57)	0.15	(0.74)	(0.46)	-	(1.20)	9.98	1.05%		116,277	0.83%	0.69%	6.62%
12/31/13	10.93	0.76	0.38	1.14	(0.74)	(0.30)	-	(1.04)	11.03	10.84%		129,251	0.84%	0.69%	6.88%
12/31/12	10.03	0.74	0.89	1.63	(0.67)	(0.06)	-	(0.73)	10.93	16.76%		122,192	0.86%	0.69%	7.01%
12/31/11	10.18	0.75	(0.15)	0.60	(0.75)	-	-	(0.75)	10.03	6.07%		70,558	0.84%	0.69%	7.28%
Service Class I
12/31/15	$9.95	$0.62	$(0.73)	$(0.11)	$(0.64)	$(0.06)	$(0.00)[d]	$(0.70)	$9.14	(1.39%	)	$26,416	1.08%	0.97%	6.31%
12/31/14	11.01	0.69	(0.58)	0.11	(0.71)	(0.46)	-	(1.17)	9.95	0.71%		25,255	1.08%	0.94%	6.38%
12/31/13	10.91	0.73	0.38	1.11	(0.71)	(0.30)	-	(1.01)	11.01	10.59%		22,141	1.09%	0.94%	6.63%
12/31/12	10.01	0.72	0.89	1.61	(0.65)	(0.06)	-	(0.71)	10.91	16.53%		16,699	1.11%	0.94%	6.77%
12/31/11	10.17	0.72	(0.15)	0.57	(0.73)	-	-	(0.73)	10.01	5.77%		7,353	1.09%	0.94%	7.06%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	70%	79%	113%	95%	69%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Inflation-Protected and Income Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[n]	Interest expenses to average daily net assets[p]	Net investment income (loss) to average daily net assets[n]
Initial Class
12/31/15	$10.18	$0.06	$(0.20)	$(0.14)	$(0.12)	$-	$(0.12)	$9.92	(1.41%	)*	$380,221	0.84%	0.25%	0.58%
12/31/14	10.35	0.19	0.16	0.35	(0.29)	(0.23)	(0.52)	10.18	3.45%		412,861	0.73%	0.13%	1.85%
12/31/13	11.86	0.16	(1.16)	(1.00)	(0.21)	(0.30)	(0.51)	10.35	(8.68%	)	326,380	0.77%	0.17%	1.45%
12/31/12	11.56	0.32	0.47	0.79	(0.38)	(0.11)	(0.49)	11.86	6.89%		365,094	0.81%	0.21%	2.70%
12/31/11	10.71	0.51	0.90	1.41	(0.56)	-	(0.56)	11.56	13.49%		357,595	0.76%	0.16%	4.55%
Service Class
12/31/15	$10.14	$0.03	$(0.20)	$(0.17)	$(0.10)	$-	$(0.10)	$9.87	(1.65%	)	$47,818	1.09%	0.25%	0.33%
12/31/14	10.32	0.18	0.14	0.32	(0.27)	(0.23)	(0.50)	10.14	3.16%		52,008	0.98%	0.13%	1.75%
12/31/13	11.83	0.13	(1.16)	(1.03)	(0.18)	(0.30)	(0.48)	10.32	(8.95%	)	53,902	1.02%	0.17%	1.20%
12/31/12	11.53	0.29	0.47	0.76	(0.35)	(0.11)	(0.46)	11.83	6.65%		65,419	1.06%	0.21%	2.44%
12/31/11	10.69	0.45	0.92	1.37	(0.53)	-	(0.53)	11.53	13.15%		47,034	1.01%	0.16%	4.04%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	50%	67%	57%	31%	35%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
n	Includes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Short-Duration Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/15	$9.84	$0.17	$(0.08)	$0.09	$(0.23)	$-	$(0.23)	$9.70	0.93%	$155,210	0.55%	0.55%	[k]	1.73%
12/31/14	9.94	0.15	(0.01)	0.14	(0.24)	(0.00)[d]	(0.24)	9.84	1.46%	166,438	0.55%	0.55%	[k]	1.50%
12/31/13	10.10	0.14	(0.05)	0.09	(0.20)	(0.05)	(0.25)	9.94	0.89%	195,279	0.55%	0.55%	[k]	1.38%
12/31/12	10.25	0.16	0.14	0.30	(0.20)	(0.25)	(0.45)	10.10	3.00%	166,054	0.58%	0.55%		1.58%
12/31/11	10.13	0.15	0.22	0.37	(0.17)	(0.08)	(0.25)	10.25	3.65%	204,222	0.55%	0.55%		1.49%
Service Class I
12/31/15	$9.83	$0.15	$(0.08)	$0.07	$(0.21)	$-	$(0.21)	$9.69	0.68%	$24,101	0.80%	0.80%	[k]	1.48%
12/31/14	9.94	0.12	(0.01)	0.11	(0.22)	(0.00)[d]	(0.22)	9.83	1.11%	24,288	0.80%	0.80%	[k]	1.26%
12/31/13	10.09	0.11	(0.03)	0.08	(0.18)	(0.05)	(0.23)	9.94	0.74%	21,697	0.80%	0.80%	[k]	1.13%
12/31/12	10.24	0.14	0.14	0.28	(0.18)	(0.25)	(0.43)	10.09	2.77%	20,825	0.83%	0.80%		1.35%
12/31/11	10.13	0.13	0.21	0.34	(0.15)	(0.08)	(0.23)	10.24	3.32%	13,085	0.80%	0.80%		1.26%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	51%	86%	114%	322%	317%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$10.64	$0.09	$(0.73)	$(0.64)	$(0.09)	$(1.64)	$(1.73)	$8.27	(5.63%)	$89,557	0.71%	0.89%
12/31/14	10.97	0.13	1.11	1.24	(0.11)	(1.46)	(1.57)	10.64	12.16%	104,745	0.70%	1.19%
12/31/13	8.82	0.09	3.39	3.48	(0.11)	(1.22)	(1.33)	10.97	41.02%	104,147	0.72%	0.86%
12/31/12	7.57	0.09	1.29	1.38	-	(0.13)	(0.13)	8.82	18.39%	82,675	0.82%	1.09%
12/31/11	9.27	0.05	(0.32)	(0.27)	(0.09)	(1.34)	(1.43)	7.57	(2.17%)	93,881	0.77%	0.59%
Service Class
12/31/15	$10.52	$0.06	$(0.72)	$(0.66)	$(0.07)	$(1.64)	$(1.71)	$8.15	(5.87%)	$11,155	0.96%	0.67%
12/31/14	10.87	0.10	1.10	1.20	(0.09)	(1.46)	(1.55)	10.52	11.88%	9,916	0.95%	0.94%
12/31/13	8.76	0.06	3.36	3.42	(0.09)	(1.22)	(1.31)	10.87	40.67%	7,674	0.97%	0.63%
12/31/12	7.53	0.08	1.28	1.36	-	(0.13)	(0.13)	8.76	18.09%	4,545	1.07%	0.96%
12/31/11	9.23	0.03	(0.32)	(0.29)	(0.07)	(1.34)	(1.41)	7.53	(2.41%)	3,090	1.02%	0.37%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	40%	65%	65%	92%	103%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Special Situations Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/15[g]	$10.00	$(0.00)[d]	$(1.57)	$(1.57)	$(0.00)[d]	$(0.00)[d]	$8.43	(15.67%	)[b]	$16,776	1.13%	[a]	0.80%	[a]	(0.07%	)[a]
Service Class I
12/31/15[g]	$10.00	$(0.02)	$(1.56)	$(1.58)	$-	$-	$8.42	(15.80%	)[b]	$183	1.38%	[a]	1.05%	[a]	(0.30%	)[a]

Period ended December 31, 2015[b]
Portfolio turnover rate	87%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Strategic Emerging Markets Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/15	$9.63	$0.03	$(1.41)	$(1.38)	$(0.10)	$-	$(0.10)	$8.15	(14.23%	)	$84,356	1.60%	1.40%	0.34%
12/31/14	10.21	0.04	(0.59)	(0.55)	(0.03)	-	(0.03)	9.63	(5.41%	)	85,833	1.70%	1.40%	0.42%
12/31/13	10.91	0.08	(0.78)	(0.70)	-	-	-	10.21	(6.42%	)	91,651	1.56%	1.40%	0.82%
12/31/12	9.43	0.06	1.47	1.53	(0.05)	-	(0.05)	10.91	16.20%		46,830	1.63%	1.40%	0.56%
12/31/11	13.31	0.03	(2.96)	(2.93)	(0.07)	(0.88)	(0.95)	9.43	(22.26%	)	17,992	1.70%	1.40%	0.28%
Service Class I
12/31/15	$9.65	$0.01	$(1.41)	$(1.40)	$(0.08)	$-	$(0.08)	$8.17	(14.46%	)*	$8,409	1.85%	1.65%	0.09%
12/31/14	10.23	0.01	(0.59)	(0.58)	(0.00)[d]	-	(0.00)[d]	9.65	(5.63%	)	9,120	1.95%	1.65%	0.14%
12/31/13	10.97	0.08	(0.82)	(0.74)	-	-	-	10.23	(6.75%	)	9,122	1.81%	1.65%	0.76%
12/31/12	9.48	0.03	1.48	1.51	(0.02)	-	(0.02)	10.97	15.91%		8,851	1.88%	1.65%	0.26%
12/31/11	13.32	0.11	(3.07)	(2.96)	(0.00)[d]	(0.88)	(0.88)	9.48	(22.44%	)	7,183	1.95%	1.65%	0.84%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	39%	44%	145%	62%	75%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are nine series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Asset Momentum Fund (“Asset Momentum Fund”)

MML Dynamic Bond Fund (“Dynamic Bond Fund”)

MML Equity Rotation Fund (“Equity Rotation Fund”)

MML High Yield Fund (“High Yield Fund”)

MML Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MML Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MML Small Cap Equity Fund (“Small Cap Equity Fund”)

MML Special Situations Fund (“Special Situations Fund”)

MML Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the MML Allocation Funds, which are “funds of funds” series of the MML Series Investment Fund, another open-end management investment company sponsored by MassMutual, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Notes to Financial Statements (Continued)

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Equity Rotation Fund and Special Situations Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2015. The High Yield Fund characterized all investments at Level 2, as of December 31, 2015. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2015, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Asset Momentum Fund
Asset Investments
Common Stock	$9,357,829	$2,428,186 *	$-	$11,786,015
U.S. Treasury Obligations	-	999,351	-	999,351
Mutual Funds	473,832	-	-	473,832
Purchased Options	24,000	-	-	24,000
Short-Term Investments	-	5,764,423	-	5,764,423

Total Investments	$9,855,661	$9,191,960	$-	$19,047,621

Asset Derivatives
Futures Contracts	$5,150	$-	$-	$5,150

Liability Derivatives
Futures Contracts	$(1,394)	$-	$-	$(1,394)

Dynamic Bond Fund
Asset Investments
Corporate Debt	$-	$106,220,805	$-	$106,220,805
Municipal Obligations	-	1,526,364	-	1,526,364
Non-U.S. Government Agency Obligations	-	117,056,881	-	117,056,881
Sovereign Debt Obligations	-	4,673,900	-	4,673,900
U.S. Government Agency Obligations and Instrumentalities	-	60,939,457	-	60,939,457
U.S. Treasury Obligations	-	97,053,590	-	97,053,590
Mutual Funds	8,641,407	-	-	8,641,407
Short-Term Investments	-	2,733,372	-	2,733,372

Total Investments	$8,641,407	$390,204,369	$-	$398,845,776

Inflation-Protected and Income Fund
Asset Investments
Corporate Debt	$-	$41,360,715	$-	$41,360,715
Municipal Obligations	-	999,428	-	999,428
Non-U.S. Government Agency Obligations	-	190,872,262	163,521	191,035,783
U.S. Government Agency Obligations and Instrumentalities	-	1,498,474	-	1,498,474
U.S. Treasury Obligations	-	404,861,942	-	404,861,942
Purchased Options	-	625,753	-	625,753
Short-Term Investments	-	127,131,499	-	127,131,499

Total Investments	$-	$767,350,073	$163,521	$767,513,594

Asset Derivatives
Futures Contracts	$3,351	$-	$-	$3,351
Swap Agreements	-	46,262	-	46,262

Total	$3,351	$46,262	$-	$49,613

Liability Derivatives
Futures Contracts	$(12,573)	$-	$-	$(12,573)
Swap Agreements	-	(71,975)	-	(71,975)

Total	$(12,573)	$(71,975)	$-	$(84,548)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Short-Duration Bond Fund
Asset Investments
Preferred Stock	$76,055	$-	$-	$76,055
Corporate Debt	-	70,320,440	-	70,320,440
Municipal Obligations	-	825,255	-	825,255
Non-U.S. Government Agency Obligations	-	54,729,097	83,266	54,812,363
U.S. Government Agency Obligations and Instrumentalities	-	11,989,642	-	11,989,642
U.S. Treasury Obligations	-	38,697,346	-	38,697,346
Purchased Options	-	42,719	-	42,719
Short-Term Investments	-	1,724,702	-	1,724,702

Total Investments	$76,055	$178,329,201	$83,266	$178,488,522

Asset Derivatives
Futures Contracts	$13,958	$-	$-	$13,958

Liability Derivatives
Futures Contracts	$(177,072)	$-	$-	$(177,072)
Swap Agreements	-	(12,887)	-	(12,887)

Total	$(177,072)	$(12,887)	$-	$(189,959)

Small Cap Equity Fund
Asset Investments
Common Stock	$98,426,983	$302,345 *	$-	$98,729,328
Mutual Funds	6,639,473	-	-	6,639,473
Short-Term Investments	-	1,772,303	-	1,772,303

Total Investments	$105,066,456	$2,074,648	$-	$107,141,104

Strategic Emerging Markets Fund
Asset Investments
Common Stock*
Bermuda	$-	$1,044,887	$-	$1,044,887
Brazil	1,217,048	2,937,344	-	4,154,392
Cayman Islands	14,876,958	5,641,007	-	20,517,965
China	-	4,517,304	-	4,517,304
Colombia	860,293	848,465	-	1,708,758
Egypt	-	565,575	-	565,575
France	-	2,069,528	-	2,069,528
Hong Kong	-	4,388,706	-	4,388,706
India	747,765	14,476,947	-	15,224,712
Indonesia	-	1,747,401	-	1,747,401
Italy	-	1,259,537	-	1,259,537
Malaysia	-	1,619,321	-	1,619,321
Mexico	6,423,280	-	-	6,423,280
Nigeria	-	773,779	-	773,779
Philippines	-	2,780,329	-	2,780,329
Poland	-	94,879	-	94,879
Republic of Korea	-	1,205,708	-	1,205,708
Russia	-	6,419,289	-	6,419,289
Singapore	-	548,067	-	548,067
Taiwan	-	2,127,333	-	2,127,333
Thailand	-	818,373	-	818,373

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Strategic Emerging Markets Fund (Continued)
Asset Investments (Continued)
Common Stock (Continued)*
Turkey	$-	$1,021,144	$-	$1,021,144
United Arab Emirates	-	1,326,957	-	1,326,957
United Kingdom	-	2,544,811	-	2,544,811
United States	1,478,086	-	-	1,478,086
Preferred Stock*
Brazil	-	1,938,268	-	1,938,268
Colombia	-	282,524	-	282,524
India	-	68,543	-	68,543
Mutual Funds	6,877,617	-	-	6,877,617
Warrants	-	16,135	-	16,135
Short-Term Investments	-	5,586,554	-	5,586,554

Total Investments	$32,481,047	$68,668,715	$-	$101,149,762

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.

The following table shows Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2015.

Statements of Assets and Liabilities location:	Dynamic Bond Fund	Inflation- Protected and Income Fund	Short- Duration Bond Fund	Small Cap Equity Fund	Strategic Emerging Markets Fund

Receivables from:
Collateral pledged for reverse repurchase agreements		X

Payables for:
Reverse repurchase agreements		X
Securities on loan				X	X
Collateral held for open derivative contracts		X
Due to custodian	X		X	X

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Strategic Emerging Markets Fund	$-	$90,111	$(90,111)	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as inputs were less observable.

Notes to Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/14	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*		Balance as of 12/31/15	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/15
Inflation-Protected and Income Fund
Non-U.S. Government Agency Obligations†	$264,636	$-	$793	$128	$538,988	$(641,024)	$-	$-		$163,521	$128
Non-U.S. Government Agency Obligations	-	-	-	-	399,997	(39,277)	-	(360,720	)**	-	-

	$264,636	$-	$793	$128	$938,985	$(680,301)	$-	$(360,720)		$163,521	$128

Short-Duration Bond Fund
Non-U.S. Government Agency Obligations†	$165,398	$-	$367	$59	$249,531	$(332,089)	$-	$-		$83,266	$59
Non-U.S. Government Agency Obligations	-	-	-	-	159,999	(15,711)	-	(144,288	)**	-	-

	$165,398	$-	$367	$59	$409,530	$(347,800)	$-	$(144,288)		$83,266	$59

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as inputs were more observable.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than the derivatives original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2015, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Asset Momentum Fund	Inflation- Protected and Income Fund	Short- Duration Bond Fund	Strategic Emerging Markets Fund
Futures Contracts*
Hedging/Risk Management	A	A	A
Duration/Credit Quality Management	M	A	A
Substitution for Direct Investment	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	Asset Momentum Fund	Inflation- Protected and Income Fund	Short- Duration Bond Fund	Strategic Emerging Markets Fund
Interest Rate Swaps**
Hedging/Risk Management		A	A
Duration Management		M	M
Asset/Liability Management		M	M
Substitution for Direct Investment		M	M
Intention to Create Investment Leverage in Portfolio		M	M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management		A	A
Duration/Credit Quality Management		A	A
Income		A	A
Substitution for Direct Investment		A	M
Intention to Create Investment Leverage in Portfolio		M	M

Credit Default Swaps (Protection Seller)
Hedging/Risk Management		A	A
Duration/Credit Quality Management		A	A
Income		A	A
Substitution for Direct Investment		A	A
Intention to Create Investment Leverage in Portfolio		M	M

Options (Purchased)
Hedging/Risk Management	A	A	A
Duration/Credit Quality Management	M	A	A
Substitution for Direct Investment	A	A	A
Directional Investment	M	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M

Rights and Warrants
Result of a Corporate Action				A
*	Includes any options purchased or written on futures contracts, if applicable.
**	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At December 31, 2015, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Commodity Risk	Total
Asset Momentum Fund
Asset Derivatives
Purchased Options*	$-	$24,000	$-	$-	$-	$24,000
Futures Contracts^^	-	5,150	-	-	-	5,150

Total Value	$-	$29,150	$-	$-	$-	$29,150

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$-	$(1,394)	$(1,394)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Commodity Risk	Total
Asset Momentum Fund (Continued)
Realized Gain (Loss)#
Purchased Options	$-	$(28,308)	$-	$-	$-	$(28,308)
Futures Contracts	-	(78,160)	(24,077)	-	(50,036)	(152,273)

Total Realized Gain (Loss)	$-	$(106,468)	$(24,077)	$-	$(50,036)	$(180,581)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$11,400	$-	$-	$-	$11,400
Futures Contracts	-	5,150	-	-	(1,394)	3,756

Total Change in Appreciation (Depreciation)	$-	$16,550	$-	$-	$(1,394)	$15,156

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	-	438	-	-	-	438
Futures Contracts	-	59	11	-	6	76

Inflation-Protected and Income Fund
Asset Derivatives
Purchased Options*	$70,320	$-	$555,433	$-	$-	$625,753
Futures Contracts^^	-	-	-	3,351	-	3,351
Swap Agreements*	-	-	-	46,262	-	46,262

Total Value	$70,320	$-	$555,433	$49,613	$-	$675,366

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(12,573)	$-	$(12,573)
Swap Agreements^	(71,975)	-	-	-	-	(71,975)

Total Value	$(71,975)	$-	$-	$(12,573)	$-	$(84,548)

Realized Gain (Loss)#
Purchased Options	$-	$-	$62,314	$375,282	$-	$437,596
Futures Contracts	-	-	-	(973,829)	-	(973,829)
Swap Agreements	(12,836)	-	-	(371,941)	-	(384,777)

Total Realized Gain (Loss)	$(12,836)	$-	$62,314	$(970,488)	$-	$(921,010)

Change in Appreciation (Depreciation)##
Purchased Options	$(53,745)	$-	$288,882	$(137,394)	$-	$97,743
Futures Contracts	-	-	-	361,886	-	361,886
Swap Agreements	(49,284)	-	-	255,006	-	205,722

Total Change in Appreciation (Depreciation)	$(103,029)	$-	$288,882	$479,498	$-	$665,351

Number of Contracts Notional Amounts or Shares/Units†
Purchased Options	$60,000,000	$-	$19,475,000	$15,435,000	$-	$94,910,000
Futures Contracts	-	-	-	210	-	210
Swap Agreements	$5,327,143	$-	$-	$10,239,167	$-	$15,566,310

Short-Duration Bond Fund
Asset Derivatives
Purchased Options*	$42,719	$-	$-	$-	$-	$42,719
Futures Contracts^^	-	-	-	13,958	-	13,958

Total Value	$42,719	$-	$-	$13,958	$-	$56,677

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk		Foreign Exchange Risk	Interest Rate Risk	Commodity Risk	Total
Short-Duration Bond Fund (Continued)
Liability Derivatives
Futures Contracts^^	$-	$-		$-	$(177,072)	$-	$(177,072)
Swap Agreements^	(12,887)	-		-	-	-	(12,887)

Total Value	$(12,887)	$-		$-	$(177,072)	$-	$(189,959)

Realized Gain (Loss)#
Purchased Options	$-	$-		$-	$436,309	$-	$436,309
Futures Contracts	-	-		-	704,402	-	704,402
Swap Agreements	(24,616)	-		-	(431,695)	-	(456,311)

Total Realized Gain (Loss)	$(24,616)	$-		$-	$709,016	$-	$684,400

Change in Appreciation (Depreciation)##
Purchased Options	$(32,641)	$-		$-	$(159,736)	$-	$(192,377)
Futures Contracts	-	-		-	(79,832)	-	(79,832)
Swap Agreements	3,803	-		-	242,673	-	246,476

Total Change in Appreciation (Depreciation)	$(28,838)	$-		$-	$3,105	$-	$(25,733)

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$36,450,000	$-		$-	$17,945,000	$-	$54,395,000
Futures Contracts	-	-		-	599	-	599
Swap Agreements	$1,358,571	$-		$-	$5,400,000	$-	$6,758,571

Strategic Emerging Markets Fund
Asset Derivatives
Warrants*	$-	$16,135		$-	$-	$-	$16,135

Realized Gain (Loss)#
Rights	$-	$16		$-	$-	$-	$16

Change in Appreciation (Depreciation)##
Warrants	$-	$(48,897)		$-	$-	$-	$(48,897)

Number of Contracts Notional Amounts or Shares/Units†
Warrants	-	81,500		-	-		81,500
Rights	-	-	††	-	-		-

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open swap agreements, at value.
^	Statements of Assets and Liabilities location: Payables for: open swap agreements, at value.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for purchased options, and swap agreements, or shares/units outstanding for rights, warrants and purchased options, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2015.
††	Amount is less than 0.5 shares.

Notes to Financial Statements (Continued)

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of December 31, 2015.

Counterparty	Derivative Assets Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Inflation-Protected and Income Fund
Bank of America	$18,722	$-	$-	$18,722
Goldman Sachs International	27,540	(27,540)	-	-
HSBC Bank PLC	360,822	-	(305,115)	55,707
JP Morgan Chase Bank	264,931	(21,687)	(243,244)	-

	$672,015	$(49,227)	$(548,359)	$74,429

Short-Duration Bond Fund
JP Morgan Chase Bank	$42,719	$-	$-	$42,719

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of December 31, 2015.

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Inflation-Protected and Income Fund
Goldman Sachs International	$(50,288)	$27,540	$-	$(22,748)
JP Morgan Chase Bank	(21,687)	21,687	-	-

	$(71,975)	$49,227	$-	$(22,748)

Short-Duration Bond Fund
Goldman Sachs International	$(12,887)	$-	$-	$(12,887)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2015, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Notes to Financial Statements (Continued)

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at December 31, 2015:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Asset Momentum Fund
Futures Contracts — Long
Gold 100 OZ	02/25/16	3	$318,060	$(1,394)
S&P 500 E Mini Index	03/18/16	63	6,411,510	5,150

				$3,756

Inflation-Protected and Income Fund
Futures Contracts — Short
U.S. Long Bond	03/21/16	4	$(615,000)	$(1,011)
U.S. Treasury Note 10 Year	03/21/16	13	(1,636,781)	(1,661)
U.S. Ultra Bond	03/21/16	12	(1,904,250)	(9,901)
U.S. Treasury Note 5 Year	03/31/16	14	(1,656,485)	3,351

				$(9,222)

Short-Duration Bond Fund
Futures Contracts — Long
U.S. Treasury Note 2 Year	03/31/16	303	$65,822,016	$(124,784)
U.S. Treasury Note 5 Year	03/31/16	213	25,202,227	(52,288)

				$(177,072)

Futures Contracts — Short
U.S. Treasury Note 10 Year	03/21/16	41	$(5,162,156)	$13,958

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one

Notes to Financial Statements (Continued)

party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

Notes to Financial Statements (Continued)

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap transactions at December 31, 2015. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Inflation-Protected and Income Fund*
Credit Default Swaps - Sell Protection†
OTC Swaps
Goldman Sachs International	USD	1,600,000	11/17/45	3.000%	CMBX.NA.BBB-.6†† (Rating: BBB-)	$(51,274)	$986	$(50,288)
JP Morgan Chase Bank	USD	690,000	11/17/45	3.000%	CMBX.NA.BBB-.6†† (Rating: BBB-)	(22,537)	850	(21,687)

						(73,811)	1,836	(71,975)

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Interest Rate Swaps
OTC Swaps
Bank of America	USD	11,000,000	11/06/17	1.275%	USA-CPI-U	$18,722	$-	$18,722
Goldman Sachs International	USD	8,500,000	10/13/17	1.125%	USA-CPI-U	27,540	-	27,540

						46,262	-	46,262

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Short-Duration Bond Fund
Credit Default Swaps - Sell Protection†
OTC Swaps
Goldman Sachs International	USD	410,000	11/17/45	3.000%	CMBX.NA.BBB-.6†† (Rating: BBB-)	$(13,139)	$252	$(12,887)

USD	U.S. Dollar
*	A portion of the cash collateral received from JP Morgan Chase Bank in the amount of $280,000 was related to swap agreements at December 31, 2015.
†	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Standard & Poor’s Ratings Group rating category. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments.
††	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Notes to Financial Statements (Continued)

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

Notes to Financial Statements (Continued)

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Notes to Financial Statements (Continued)

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2015, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty.

Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements generally create investment leverage and involve the risk that the market value of the security that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by a Fund under a Master Repurchase Agreement (“MRA”), which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and creates one single net payment due to or from the Fund. With reverse repurchase transactions, typically a Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

Notes to Financial Statements (Continued)

The following table is a summary of the Fund(s) open reverse repurchase transactions which are subject to an MRA on a net basis at December 31, 2015:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral*	Cash Collateral Pledged	Net Amount
Inflation-Protected and Income Fund
Banque Paribas	$(93,780,000)	$92,093,000	$1,687,000	$-
Daiwa Securities	(52,459,550)	52,281,725	177,825	-
Goldman Sachs & Co.	(86,479,192)	84,182,192	2,297,000	-
HSBC Finance Corp.	(98,520,710)	96,935,436	1,585,274	-
Morgan Stanley	(19,809,475)	19,809,475	-	-

	$(351,048,927)	$345,301,828	$5,747,099	$-

*	Collateral with a value of $351,416,254 has been pledged in connection with open reverse repurchase transactions. Excess collateral pledged to the individual counterparty is not shown for financial reporting purposes.

The Fund(s) listed in the following table had open reverse repurchase transactions during the year ended December 31, 2015:

Description	Value
Inflation-Protected and Income Fund
Agreement with Banque Paribas, dated 9/02/15, 0.490%, to be repurchased on demand until 1/05/16 at value plus accrued interest.	$93,780,000
Agreement with Daiwa Securities, dated 10/07/15, 0.380%, to be repurchased on demand until 1/07/16 at value plus accrued interest.	45,494,550
Agreement with Daiwa Securities, dated 10/28/15, 0.450%, to be repurchased on demand until 1/07/16 at value plus accrued interest.	6,965,000
Agreement with Goldman Sachs & Co., dated 10/09/15, 0.380%, to be repurchased on demand until 1/08/16 at value plus accrued interest.	86,479,192
Agreement with HSBC Finance Corp., dated 10/06/15, 0.380%, to be repurchased on demand until 1/05/16 at value plus accrued interest.	67,830,002
Agreement with HSBC Finance Corp., dated 11/04/15, 0.400%, to be repurchased on demand until 1/07/16 at value plus accrued interest.	30,690,708
Agreement with Morgan Stanley & Co., dated 11/05/15, 0.510%, to be repurchased on demand until 2/02/16 at value plus accrued interest.	19,809,475

$351,048,927

Average balance outstanding	$369,605,237
Maximum balance outstanding	$403,766,578
Average interest rate	0.31%
Weighted average maturity	63 days

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase transactions.

The type of underlying collateral and the remaining maturity of open reverse repurchase transactions in relation to the reverse repurchase agreements on the Statements of Assets and Liabilities is as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous		Up to 30 days	31-90 days	Greater Than 90 days	Total
Inflation-Protected and Income Fund
Reverse Repurchase Transactions
U.S. Treasury Obligations	$		$331,239,452	$19,809,475	$-	$351,048,927

Total Borrowings		$-	$331,239,452	$19,809,475	$-	$351,048,927

Notes to Financial Statements (Continued)

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“agent”). The Lending Agreement authorizes the agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the Borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2015, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Security loans can be terminated at the discretion of either the lending agent or the Fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at December 31, 2015.

The Funds employ the agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or Borrower, respectively. For the year ended December 31, 2015, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Small Cap Equity Fund	$213,093	$42,606	$170,487
Strategic Emerging Markets Fund	40,733	8,141	32,592

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

The Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Notes to Financial Statements (Continued)

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Dynamic Bond Fund, High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and annually for the Asset Momentum Fund, Equity Rotation Fund, Small Cap Equity Fund, Special Situations Fund, and Strategic Emerging Markets Fund and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Asset Momentum Fund	0.60% on the first $500 million; and
0.55% on any excess over $500 million
Dynamic Bond Fund	0.40% on the first $1 billion; and
0.35% on any excess over $1 billion
Equity Rotation Fund	0.45% on the first $500 million; and
0.40% on any excess over $500 million
High Yield Fund	0.60% on the first $300 million; and
0.575% on any excess over $300 million
Inflation-Protected and Income Fund	0.60% on the first $100 million;
0.55% on the next $200 million;
0.50% on the next $200 million; and
0.45% on any excess over $500 million
Short-Duration Bond Fund*	0.35% on the first $300 million; and
0.30% on any excess over $300 million
Small Cap Equity Fund	0.65% on the first $100 million;
0.60% on the next $100 million;
0.55% on the next $300 million; and
0.50% on any excess over $500 million
Special Situations Fund	0.60% on the first $500 million; and
0.55% on any excess over $500 million
Strategic Emerging Markets Fund	1.05% on the first $500 million; and
1.00% on any excess over $500 million

*	Prior to May 1, 2015, the investment advisory fees were as follows:

Short-Duration Bond Fund	0.40% on the first $300 million; and
0.35% on any excess over $300 million

Notes to Financial Statements (Continued)

MML Advisers has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MML Advisers based upon each Fund’s average daily net assets, at the following annual rates:

Asset Momentum Fund	0.475%
Equity Rotation Fund	0.30%
High Yield Fund	0.20%
Inflation-Protected and Income Fund	0.08%
Short-Duration Bond Fund	0.08%
Special Situations Fund	0.45%

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MML Advisers and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect to any Fund shall be considered the acts and omissions of Babson Capital.

MML Advisers has entered into investment subadvisory agreements with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Small Cap Equity Fund and the Strategic Emerging Markets Fund. These agreements provide that OFI manage the investment and reinvestment of the assets of the Funds. OFI receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

Small Cap Equity Fund	0.25%
Strategic Emerging Markets Fund	0.70%

MML Advisers has entered into an investment subadvisory agreement with the unaffiliated investment subadviser, DoubleLine Capital, LP (“DoubleLine”), pursuant to which DoubleLine serves as the subadviser to the Dynamic Bond Fund. This agreement provides that DoubleLine manage the investment and reinvestment of the assets of the Fund. DoubleLine receives a subadvisory fee from MassMutual based upon the average daily net assets of the Fund.

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.

Administration Fees

For the Asset Momentum Fund, Dynamic Bond Fund, Equity Rotation Fund, High Yield Fund, Short-Duration Bond Fund, Special Situations Fund, and Strategic Emerging Markets Fund, under a separate Administrative and Shareholder Services Agreement between the Funds and MML Advisers, MML Advisers is obligated to provide all necessary administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class II	Service Class I
Asset Momentum Fund	0.15%	0.15%
Dynamic Bond Fund	0.15%	0.15%
Equity Rotation Fund	0.15%	0.15%
High Yield Fund	0.15%	0.15%

Notes to Financial Statements (Continued)

	Class II	Service Class I
Short-Duration Bond Fund*	0.15%	0.15%
Special Situations Fund	0.15%	0.15%
Strategic Emerging Markets Fund*	0.15%	0.15%

*	Prior to May 1, 2015, the administrative services fees were as follows:

	Class II	Service Class I
Short-Duration Bond Fund	0.10%	0.10%
Strategic Emerging Markets Fund	0.25%	0.25%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
Asset Momentum Fund**	0.80%	1.05%
Dynamic Bond Fund**	0.60%	0.85%
Equity Rotation Fund**	0.65%	0.90%
Short-Duration Bond Fund*	0.55%	0.80%
Special Situations Fund**	0.80%	1.05%
Strategic Emerging Markets Fund*	1.40%	1.65%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2016.
**	Expense caps in effect through April 30, 2017.

Prior to May 1, 2015, MML Advisers agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
High Yield Fund*	0.69%	0.94%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2015.

Notes to Financial Statements (Continued)

MML Advisers has agreed to waive, through April 30, 2016, 0.10% of the advisory fee for the High Yield Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2015, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Asset Momentum Fund	$3,999,219	$30,042,900	$2,998,047	$16,742,433
Dynamic Bond Fund	426,248,093	331,131,066	291,361,451	81,131,394
Equity Rotation Fund	-	27,062,979	-	7,525,325
High Yield Fund	-	105,677,855	-	96,524,528
Inflation-Protected and Income Fund	115,964,232	213,049,960	153,136,783	172,219,572
Short-Duration Bond Fund	23,087,769	70,398,300	35,191,041	65,347,517
Small Cap Equity Fund	-	43,609,996	-	51,967,658
Special Situations Fund	-	35,073,839	-	15,680,252
Strategic Emerging Markets Fund	-	50,652,695	-	36,223,148

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount

Asset Momentum Fund Class II*
Sold	1,990,000	$19,900,000
Issued as reinvestment of dividends	1,674	15,765
Redeemed	-	-

Net increase (decrease)	1,991,674	$19,915,765

Asset Momentum Fund Service Class I*
Sold	24,620	$238,982
Issued as reinvestment of dividends	-	-
Redeemed	(4)	(43)

Net increase (decrease)	24,616	$238,939

Notes to Financial Statements (Continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount

Dynamic Bond Fund Class II*
Sold	80,863,897	$804,944,229
Issued as reinvestment of dividends	649,870	6,371,746
Redeemed	(40,294,435)	(399,323,405)

Net increase (decrease)	41,219,332	$411,992,570

Dynamic Bond Fund Service Class I*
Sold	39,135	$384,626
Issued as reinvestment of dividends	226	2,208
Redeemed	(11)	(103)

Net increase (decrease)	39,350	$386,731

Equity Rotation Fund Class II*
Sold	1,990,000	$19,900,000
Issued as reinvestment of dividends	14,798	143,395
Redeemed	-	-

Net increase (decrease)	2,004,798	$20,043,395

Equity Rotation Fund Service Class I*
Sold	13,407	$133,279
Issued as reinvestment of dividends	62	601
Redeemed	(364)	(3,631)

Net increase (decrease)	13,105	$130,249

High Yield Fund Class II
Sold	120,724	$1,229,963	2,056,883	$22,487,090
Issued as reinvestment of dividends	882,358	8,547,141	1,325,082	14,052,559
Redeemed	(236,042)	(2,366,805)	(3,445,222)	(37,394,129)

Net increase (decrease)	767,040	$7,410,299	(63,257)	$(854,480)

High Yield Fund Service Class I
Sold	585,686	$5,772,998	861,593	$9,367,450
Issued as reinvestment of dividends	190,803	1,841,151	256,448	2,708,672
Redeemed	(424,963)	(4,201,047)	(592,221)	(6,349,980)

Net increase (decrease)	351,526	$3,413,102	525,820	$5,726,142

Inflation-Protected and Income Fund Initial Class
Sold	3,406,567	$34,665,245	13,372,272	$139,115,234
Issued as reinvestment of dividends	450,242	4,521,221	1,570,956	16,198,989
Redeemed	(6,070,810)	(61,755,947)	(5,925,753)	(61,883,115)

Net increase (decrease)	(2,214,001)	$(22,569,481)	9,017,475	$93,431,108

Inflation-Protected and Income Fund Service Class
Sold	363,650	$3,693,995	408,141	$4,220,012
Issued as reinvestment of dividends	51,277	512,261	245,133	2,522,012
Redeemed	(697,048)	(7,053,177)	(749,721)	(7,822,053)

Net increase (decrease)	(282,121)	$(2,846,921)	(96,447)	$(1,080,029)

Short-Duration Bond Fund Class II
Sold	1,582,820	$15,630,609	3,060,083	$30,410,522
Issued as reinvestment of dividends	383,289	3,766,756	441,859	4,368,252
Redeemed	(2,871,135)	(28,359,265)	(6,230,052)	(61,924,543)

Net increase (decrease)	(905,026)	$(8,961,900)	(2,728,110)	$(27,145,769)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount

Short-Duration Bond Fund Service Class I
Sold	651,692	$6,426,885	1,027,500	$10,194,157
Issued as reinvestment of dividends	51,783	508,301	50,890	502,758
Redeemed	(685,724)	(6,759,837)	(792,308)	(7,860,114)

Net increase (decrease)	17,751	$175,349	286,082	$2,836,801

Small Cap Equity Fund Initial Class
Sold	294,879	$2,871,917	376,596	$4,057,996
Issued as reinvestment of dividends	1,978,626	15,939,017	1,385,754	13,986,608
Redeemed	(1,279,524)	(12,685,331)	(1,415,515)	(15,179,834)

Net increase (decrease)	993,981	$6,125,603	346,835	$2,864,770

Small Cap Equity Fund Service Class
Sold	288,567	$2,825,692	253,013	$2,723,427
Issued as reinvestment of dividends	229,904	1,827,194	123,415	1,232,351
Redeemed	(91,788)	(906,991)	(140,077)	(1,501,870)

Net increase (decrease)	426,683	$3,745,895	236,351	$2,453,908

Special Situations Fund Class II*
Sold	1,990,000	$19,900,000
Issued as reinvestment of dividends	591	4,967
Redeemed	-	-

Net increase (decrease)	1,990,591	$19,904,967

Special Situations Fund Service Class I*
Sold	21,754	$199,585
Issued as reinvestment of dividends	-	-
Redeemed	(6)	(52)

Net increase (decrease)	21,748	$199,533

Strategic Emerging Markets Fund Class II
Sold	2,410,308	$22,158,133	1,843,003	$18,572,889
Issued as reinvestment of dividends	137,633	1,066,654	26,022	286,757
Redeemed	(1,111,667)	(10,108,390)	(1,931,572)	(20,586,173)

Net increase (decrease)	1,436,274	$13,116,397	(62,547)	$(1,726,527)

Strategic Emerging Markets Fund Service Class I
Sold	241,272	$2,171,162	224,378	$2,287,717
Issued as reinvestment of dividends	10,034	78,067	387	4,290
Redeemed	(167,482)	(1,520,956)	(171,174)	(1,746,060)

Net increase (decrease)	83,824	$728,273	53,591	$545,947

*	Fund commenced operations on May 15, 2015.

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At December 31, 2015, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Asset Momentum Fund	$18,857,782	$535,487	$(345,648)	$189,839
Dynamic Bond Fund	409,518,641	756,614	(11,429,479)	(10,672,865)
Equity Rotation Fund	19,876,858	736,450	(1,080,743)	(344,293)
High Yield Fund	149,335,367	1,498,461	(12,988,734)	(11,490,273)
Inflation-Protected and Income Fund	781,404,475	7,880,865	(21,771,746)	(13,890,881)
Short-Duration Bond Fund	182,302,363	1,870,368	(5,684,209)	(3,813,841)
Small Cap Equity Fund	94,253,841	18,317,103	(5,429,840)	12,887,263
Special Situations Fund	18,463,999	407,954	(1,895,288)	(1,487,334)
Strategic Emerging Markets Fund	112,441,053	6,399,947	(17,691,238)	(11,291,291)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2015 the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

Expiring 2016
Small Cap Equity Fund	$1,780,565

At December 31, 2015, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
Asset Momentum Fund	$1,235,901	$89,111
Dynamic Bond Fund	2,151,197	-
Equity Rotation Fund	228,657	-
High Yield Fund	1,644,023	2,788,116
Inflation-Protected and Income Fund	841,013	2,108,574
Short-Duration Bond Fund	-	1,461,125
Special Situations Fund	1,644,252	-
Strategic Emerging Markets Fund	3,165,202	6,645,402

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Notes to Financial Statements (Continued)

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2015, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Asset Momentum Fund	$1,117	$-	$14,648
Dynamic Bond Fund	6,373,954	-	-
Equity Rotation Fund	132,402	-	11,594
High Yield Fund	10,031,031	331,142	26,119
Inflation-Protected and Income Fund	5,033,482	-	-
Short-Duration Bond Fund	4,275,057	-	-
Small Cap Equity Fund	906,452	16,859,759	-
Special Situations Fund	-	-	4,967
Strategic Emerging Markets Fund	1,144,721	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2014, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
High Yield Fund	$13,566,477	$3,194,754	$-
Inflation-Protected and Income Fund	10,462,032	8,258,969	-
Short-Duration Bond Fund	4,843,503	27,507	-
Small Cap Equity Fund	6,030,432	9,188,527	-
Strategic Emerging Markets Fund	291,047	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2015:

Amount
Strategic Emerging Markets Fund	$123,921

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2015, temporary book and tax accounting differences were primarily attributable to investments in futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

Notes to Financial Statements (Continued)

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Asset Momentum Fund	$-	$(1,325,012)	$(292)	$189,835
Dynamic Bond Fund	1,217,461	(2,151,197)	(5,989)	(10,672,865)
Equity Rotation Fund	-	(228,657)	(295)	(344,293)
High Yield Fund	-	(4,432,139)	(14,037)	(11,490,273)
Inflation-Protected and Income Fund	355,272	(2,949,587)	(70,020)	(13,844,739)
Short-Duration Bond Fund	271,422	(1,461,125)	(24,431)	(3,815,680)
Small Cap Equity Fund	1,175,469	521,941	(29,070)	12,887,267
Special Situations Fund	-	(1,644,252)	(288)	(1,487,334)
Strategic Emerging Markets Fund	424,351	(9,810,604)	(7,626)	(11,532,372)

During the year ended December 31, 2015, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Asset Momentum Fund	$(14,648)	$334	$14,314
Dynamic Bond Fund	3	(520,531)	520,528
Equity Rotation Fund	(11,594)	-	11,594
High Yield Fund	(26,101)	(101,321)	127,422
Inflation-Protected and Income Fund	73	(3,052,491)	3,052,418
Short-Duration Bond Fund	29	(1,264,470)	1,264,441
Small Cap Equity Fund	25	12,601	(12,626)
Special Situations Fund	(13,470)	-	13,470
Strategic Emerging Markets Fund	10	58,463	(58,473)

The Funds did not have any unrecognized tax benefits at December 31, 2015, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2015, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Notes to Financial Statements (Continued)

8. Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Small Cap Equity Fund, plus interest and the Official Committee’s court costs, is approximately $93,500.

The Fund cannot predict the outcome of this proceeding. Accordingly, the Fund has not accrued any amounts related to this proceeding. If the proceeding were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

9. Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to December 31, 2015, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Asset Momentum Fund, MML Dynamic Bond Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2015, and the related statements of operations for the period then ended, the statement of cash flows for the MML Inflation-Protected and Income Fund for the year then ended, and the statements of changes in net assets for each and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2015, the results of their operations for the period then ended, the cash flows of the MML Inflation-Protected and Income Fund for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2016

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 67	Trustee	Since 2012	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	93	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 57	Trustee Chairman	Since 2005 (2006-2012)	Chairman (since 2011), Academy of Executive Education, LLC; Consultant (2010-2011); Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Harvard Business School.	93	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Director (2007-2010), Virtual Radiologic Corporation (telemedicine company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 62	Trustee	Since 2005	Retired.	93	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 69	Chairperson Trustee	Since 2016 Since 2012	Retired.	93	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 64	Trustee	Since 2005	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company); Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), Genzyme Corporation (biotechnology company).	93	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 63	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	95^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 71	Trustee	Since 2012	Retired.	95^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Director (2007-2011), Scottish Re Group Ltd. (holding company); Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Elaine A. Sarsynski^^^ Age: 60	Trustee Vice Chairperson	Since 2011 (2011- 2012)	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), President & CEO (2006-2008), MassMutual International LLC.	93	Director (since 2012), Horizon Technology Finance Management LLC (specialty finance company); Director (since 2013), MML Advisers; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffrey M. Dube Age: 47	President	Since 2014	Vice President (since 2012), Assistant Vice President (2011-2012), Managing Director (2009-2011), MassMutual; President (since 2014), MML Series Investment Fund (open-end investment company).	40

Michael C. Eldredge Age: 51	Vice President	Since 2009	Head of Investments and portfolio manager (since 2014), MML Advisers; Vice President (since 2008), MassMutual; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	93

Andrew M. Goldberg Age: 49	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 (2005- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	93

Brian K. Haendiges Age: 55	Vice President	Since 2014	Vice President (since 2014) MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund (open-end investment company); Vice President (since 2014), MassMutual Premier Funds (open-end investment company).	93

Nicholas H. Palmerino Age: 50	Chief Financial Officer and Treasurer	Since 2006	Vice President (since 2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	93

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 51	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	93

Eric H. Wietsma Age: 49	Vice President	Since 2006	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	93

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Babson Capital Management LLC, an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as a director of MML Advisers.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2015, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Equity Rotation Fund	100.00%
Short-Duration Bond Fund	0.45%
Small Cap Equity Fund	83.47%
Strategic Emerging Markets Fund	0.62%

For the year ended December 31, 2015, the following Fund(s) earned the following foreign sources of income:

Amount
Strategic Emerging Markets Fund	$1,649,055

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2015

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2015:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2015.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Asset Momentum Fund
Class II	$1,000	0.80%	$961.10	$3.95	$1,021.20	$4.08
Service Class I	1,000	1.05%	960.20	5.19	1,019.90	5.35
Dynamic Bond Fund
Class II	1,000	0.60%	996.50	3.02	1,022.20	3.06
Service Class I	1,000	0.85%	996.50	4.28	1,020.90	4.33
Equity Rotation Fund
Class II	1,000	0.65%	987.10	3.26	1,021.90	3.31
Service Class I	1,000	0.90%	985.60	4.50	1,020.70	4.58
High Yield Fund
Class II	1,000	0.73%	949.00	3.59	1,021.50	3.72
Service Class I	1,000	0.98%	948.00	4.81	1,020.30	4.99

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Inflation-Protected and Income Fund
Initial Class	$1,000	0.59%	$980.00	$2.94	$1,022.20	$3.01
Service Class	1,000	0.84%	979.70	4.19	1,021.00	4.28
Short-Duration Bond Fund
Class II	1,000	0.55%	994.00	2.76	1,022.40	2.80
Service Class I	1,000	0.80%	993.10	4.02	1,021.20	4.08
Small Cap Equity Fund
Initial Class	1,000	0.71%	910.10	3.42	1,021.60	3.62
Service Class	1,000	0.96%	909.00	4.62	1,020.40	4.89
Special Situations Fund
Class II	1,000	0.80%	853.50	3.74	1,021.20	4.08
Service Class I	1,000	1.05%	852.20	4.90	1,019.90	5.35
Strategic Emerging Markets Fund
Class II	1,000	1.40%	864.90	6.58	1,018.10	7.12
Service Class I	1,000	1.65%	864.50	7.75	1,016.90	8.39

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2015, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

Underwriter:

MML Distributors, LLC

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

© 2016 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-38755-000

Item 2. Code of Ethics.

As of December 31, 2015, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2015, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2015 and 2014 were $405,930 and $291,712, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2015 and 2014. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2015 and 2014.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2015 and 2014 were $85,057 and $82,163, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2015 and 2014.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2015 and 2014. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2015 and 2014.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2015 and 2014 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2015 and 2014 were $698,822 and $1,923,158, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MML Series Investment Fund II

By (Signature and Title)	/s/ Jeffrey M. Dube
Jeffrey M. Dube, President and Principal Executive Officer

Date 2/23/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jeffrey M. Dube
Jeffrey M. Dube, President and Principal Executive Officer

Date 2/23/16

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date 2/23/16